UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

200 Clarendon Street, Boston, MA 02116

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end:   April 30, 2013

Date of reporting period:   April 30, 2013

Item 1. Reports to Stockholders.

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. Index Fund | IYY | NYSE Arca
➢	iShares Dow Jones U.S. Energy Sector Index Fund | IYE | NYSE Arca
➢	iShares Dow Jones U.S. Healthcare Sector Index Fund | IYH | NYSE Arca
➢	iShares Dow Jones U.S. Technology Sector Index Fund | IYW | NYSE Arca
➢	iShares Dow Jones U.S. Telecommunications Sector Index Fund | IYZ | NYSE Arca
➢	iShares Dow Jones U.S. Utilities Sector Index Fund | IDU | NYSE Arca
➢	iShares Dow Jones Transportation Average Index Fund | IYT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

Equities delivered solid performance for the 12-month reporting period ended April 30, 2013 (the “reporting period”), with the S&P 500 and the Dow Jones Industrial Average both reaching several record highs in March and April 2013, and the Dow Jones Industrial Average finally erasing losses incurred since October 2007. The technology-heavy NASDAQ achieved more moderate results due to challenges in the technology sector, although its returns were positive during the reporting period.

Stocks benefited from improved economic data, including a decline in the unemployment rate to 7.5% in April 2013, stronger consumer spending levels, and improvement in the housing industry. As the housing recovery appeared to gain traction, acceleration in new-home building fueled growth in the construction sector. Permits for new home construction climbed 4.6% in February 2013, the largest monthly increase since June 2008. Resales of homes, meanwhile, reached their highest level in three years in the first quarter of 2013. Corporate profit growth also remained stable, with after-tax profits growing 2.3% in the fourth quarter of 2012. The successful aversion of the fiscal cliff in early 2013 also contributed to investor optimism. Despite government spending cuts and higher taxes in 2013, consumer spending rose during the reporting period.

A continuation of the Federal Reserve’s “easy-money” policy benefited equity markets, as the low-interest rate environment made alternatives such as Treasury bonds less attractive to investors when compared to equities. In March 2013, the Federal Reserve reinforced its plan to keep short-term interest rates at low levels until unemployment levels fall to 6.5%.

Investors dismissed some negative news, though. Economic growth was modest, growing by only 0.4% in the fourth quarter of 2012 and 2.5% in the first quarter of 2013. The Conference Board’s consumer confidence index sank to 61.9 in March 2013 from 68.0 in February 2013. The index rose to 68.1 in April 2013, however, its highest reading for 2013. Apparent cooling in the manufacturing sector was illustrated by the Institute for Supply Management’s index of national factory activity, which dropped to 50.7 in April 2013 from 51.3 in March 2013. Investors also seemed unfazed by uncertainty about the federal budget, with the potential fiscal cliff that was averted, as well as ongoing discussions of debt ceilings and sequester cuts. The automatic spending cuts are set to reduce government agency budgets by $85 billion in the period from March 2, 2013 to October 1, 2013.

Concerns surrounding economic conditions in Europe resurfaced during the reporting period, as Spain released disappointing economic data and unemployment levels in Germany rose. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, although the announcement of a bailout plan temporarily alleviated worries. Despite the negative news from Europe, the overall effect of a weak European landscape was higher asset flows from Europe into U.S. markets, benefiting domestic equity markets.

For the reporting period, value-oriented stocks outpaced growth stocks across all market capitalizations. The relative performance of value stocks may have been attributable in part to the tax implications of holding dividend-paying stocks, which tend to be associated with value-oriented stocks. Uncertainty existed for much of 2012 surrounding future tax rates, but in the first quarter of 2013, investors were able to invest in dividend-paying stocks with clarity regarding their future tax consequences.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.85%	16.87%	17.09%	16.85%	16.87%	17.09%
5 Years	5.55%	5.56%	5.73%	31.03%	31.05%	32.13%
10 Years	8.41%	8.44%	8.62%	124.27%	124.80%	128.63%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,149.60	$1.07	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

The iShares Dow Jones U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. IndexSM (the “Index”). The Index measures the performance of the broad U.S. equity market, and is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 16.85%, net of fees, while the total return for the Index was 17.09%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

In terms of sector returns, all ten major sectors contributed positively to Index performance, with typically value-oriented sectors generally outpacing growth-oriented sectors. Financials, which accounted for an average 16% of the Index and had one of the strongest absolute sector returns, contributed the most to Index results. The value-oriented health care sector, which accounted for 12% of the Index on average and experienced the largest absolute returns, was the second-largest sector contributor to Index returns. Reflecting increased consumer spending during the reporting period, consumer-based sectors performed well, as consumer staples, a value-oriented sector, contributed meaningfully to Index gains, as did the typically growth-oriented consumer discretionary sector. The growth-oriented information technology sector produced only modest gains for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	21.69%
Financial	17.41
Technology	11.89
Communications	10.75
Industrial	10.64
Consumer Cyclical	10.32
Energy	10.04
Utilities	3.72
Basic Materials	3.30
Diversified	0.05
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Apple Inc.	2.47%
Exxon Mobil Corp.	2.37
Microsoft Corp.	1.48
Johnson & Johnson	1.42
Chevron Corp.	1.41
General Electric Co.	1.38
Google Inc. Class A	1.31
International Business Machines Corp.	1.26
Procter & Gamble Co. (The)	1.25
Pfizer Inc.	1.24

TOTAL	15.59%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.81%	10.74%	11.19%	10.81%	10.74%	11.19%
5 Years	0.27%	0.26%	0.76%	1.36%	1.33%	3.88%
10 Years	14.62%	14.61%	14.79%	291.28%	291.13%	297.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,095.30	$2.39	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

The iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas IndexSM (the “Index”). The Index measures the performance of the oil and gas sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 10.81%, net of fees, while the total return for the Index was 11.19%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Energy stocks, as measured by the Index, delivered positive results but lagged most other sectors during the reporting period. Oil prices began the reporting period at more than $95 per barrel, but experienced volatility before finishing the period with a modest decline, as global economic conditions drove supply and demand dynamics for the sector. The U.S. and Chinese economies, which are the largest drivers of oil prices, remained sluggish during the reporting period, while ongoing sovereign debt issues in Europe further called into question the prospects for global economic growth. The low interest rates created by aggressive Federal Reserve actions during the reporting period could normally be expected to help commodities, including energy, as lower interest rates would devalue the U.S. dollar, which in turn would make U.S. commodity prices more attractive to foreign buyers. However, because the currencies of many countries remained low during the reporting period, the Federal Reserve’s actions had little effect on energy prices.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Oil Companies–Integrated	48.33%
Oil Companies–Exploration & Production	22.74
Oil–Field Services	12.02
Oil Refining & Marketing	4.44
Oil & Gas Drilling	4.01
Oil Field Machinery & Equipment	3.99
Pipelines	3.18
Other*	1.20
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	23.99%
Chevron Corp.	14.26
Schlumberger Ltd.	5.95
ConocoPhillips	4.44
Occidental Petroleum Corp.	4.33
Anadarko Petroleum Corp.	2.55
Halliburton Co.	2.40
Phillips 66	2.28
EOG Resources Inc.	1.98
Apache Corp.	1.74

TOTAL	63.92%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.59%	29.64%	30.24%	29.59%	29.64%	30.24%
5 Years	11.22%	11.24%	11.67%	70.17%	70.35%	73.62%
10 Years	8.34%	8.35%	8.85%	122.79%	123.02%	133.45%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,202.50	$2.51	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

The iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care IndexSM (the “Index”). The Index measures the performance of the healthcare sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 29.59%, net of fees, while the total return for the Index was 30.24%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Health care stocks, as represented by the Index, gained during the reporting period and soundly outpaced broad U.S. stock indices. Health care spending that had been dampened by the weak economic environment of the past several years began to see signs of improvement. As the U.S. economy recovered, albeit modestly, pent-up demand for health care and rising membership in commercial insurance led to increased health care spending. Cost cuts continued to benefit earnings growth for the sector. For pharmaceutical companies, patent expirations and corresponding competition from inexpensive generic drugs lessened during the reporting period. Drug companies also benefited from improving pipelines and growing demand from emerging market countries.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Pharmaceuticals	52.82%
Biotechnology	18.21
Health Care–Products	15.29
Health Care–Services	11.20
Electronics	1.88
Commercial Services	0.31
Distribution & Wholesale	0.11
Short-Term and Other Net Assets	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Johnson & Johnson	12.16%
Pfizer Inc.	10.67
Merck & Co. Inc.	7.25
Amgen Inc.	3.98
Gilead Sciences Inc.	3.94
AbbVie Inc.	3.72
Bristol-Myers Squibb Co.	3.32
UnitedHealth Group Inc.	3.14
Abbott Laboratories	2.96
Eli Lilly and Co.	2.82

TOTAL	53.96%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.77)%	(1.72)%	(1.61)%	(1.77)%	(1.72)%	(1.61)%
5 Years	6.17%	6.17%	6.53%	34.90%	34.91%	37.17%
10 Years	8.19%	8.18%	8.67%	119.72%	119.43%	129.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.10	$2.34	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

The iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology IndexSM (the “Index”). The Index measures the performance of the technology sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was -1.77%, net of fees, while the total return for the Index was -1.61%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index did not demonstrate this same strength, underperforming the broader market during the reporting period.

Technology stocks, as represented by the Index, declined during the reporting period, registering one of the weakest returns of all major sectors. Weak overseas demand and a tepid U.S. economic environment led to decreased IT spending from corporations during the reporting period. A focus on value-oriented, dividend-paying stocks also hurt the sector, driving many investors away from growth-oriented technology stocks. Within the sector, a decline in demand for personal computers caused semiconductor chip makers to be one of the weakest areas of the technology sector. A continued trend toward innovative consumer-related products, such as tablets and smartphones, largely benefited stock prices for makers of the devices.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Computers	35.60%
Software	23.28
Semiconductors	18.58
Internet	12.96
Telecommunications	7.92
Office & Business Equipment	0.57
Commercial Services	0.44
Electronics	0.37
Distribution & Wholesale	0.12
Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Apple Inc.	16.88%
Microsoft Corp.	9.96
Google Inc. Class A	8.79
International Business Machines Corp.	8.68
Intel Corp.	4.98
Oracle Corp.	4.97
Cisco Systems Inc.	4.69
QUALCOMM Inc.	4.45
EMC Corp.	2.01
Texas Instruments Inc.	1.72

TOTAL	67.13%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.59%	25.68%	26.27%	25.59%	25.68%	26.27%
5 Years	4.54%	4.57%	4.92%	24.87%	25.05%	27.15%
10 Years	6.86%	6.78%	6.95%	94.15%	92.71%	95.84%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 8, 2007 reflects the performance of the Dow Jones U.S. Telecommunications Index. Index performance beginning on May 9, 2007 reflects the performance of the Dow Jones U.S. Select Telecommunications Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,112.00	$2.41	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

The iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications IndexSM (the “Index”). The Index measures the performance of the telecommunications sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 25.59%, net of fees, while the total return for the Index was 26.27%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, outpacing the performance of broader market indices.

Telecommunications stocks, as represented by the Index, delivered positive returns during the reporting period and registered one of the strongest returns among all major sectors. As a traditionally defensive sector with generally attractive dividend yields, the telecommunications sector overall benefited from an investor shift away from growth stocks during the reporting period in favor of dividend-paying, defensive, value-oriented stocks. Wireless telecommunications companies benefited from the ongoing consumer preference toward smartphones, which in turn drove up usage of texting and internet services from mobile devices. In addition, tower operators continued to experience strong demand for capacity from network providers to handle increasing levels of voice and data traffic.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Telephone–Integrated	45.46%
Cellular Telecommunications	19.70
Telecommunications Services	17.95
Wireless Equipment	11.38
Diversified Operations	5.27
Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

AT&T Inc.	9.23%
Verizon Communications Inc.	9.15
Sprint Nextel Corp.	6.73
CenturyLink Inc.	6.47
Crown Castle International Corp.	6.28
Leucadia National Corp.	5.27
SBA Communications Corp. Class A	5.11
NII Holdings Inc.	4.79
tw telecom inc.	4.15
Windstream Corp.	4.04

TOTAL	61.22%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.00%	21.06%	21.60%	21.00%	21.06%	21.60%
5 Years	4.75%	4.77%	5.17%	26.12%	26.22%	28.64%
10 Years	11.20%	11.20%	11.73%	189.10%	188.99%	203.13%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,150.30	$2.45	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

The iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities IndexSM (the “Index”). The Index measures the performance of the utilities sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 21.00%, net of fees, while the total return for the Index was 21.60%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Utilities stocks, as represented by the Index, delivered positive returns during the reporting period and registered one of the strongest returns of all major sectors. Because utilities are viewed as necessities that are relatively resilient to changes in economic or market conditions, the utilities sector fared well in the uncertain economic environment that characterized the reporting period. The search for yield in a low-interest-rate environment also benefited the utilities sector, as many utilities stocks offered dividend yields that surpassed the yields of other instruments. Although utilities stocks historically have offered a yield that is slightly less than that of the 10-year U.S. Treasury bond, their average yield hovered near 4% during the reporting period, outpacing the 10-year U.S. Treasury yield.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Electric–Integrated	77.10%
Gas–Distribution	11.26
Pipelines	4.90
Independent Power Producer	2.69
Water	1.84
Electric–Generation	1.33
Electric–Transmission	0.74
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Duke Energy Corp.	8.21%
Southern Co. (The)	6.49
Dominion Resources Inc.	5.51
NextEra Energy Inc.	5.39
Exelon Corp.	4.97
American Electric Power Co. Inc.	3.87
PG&E Corp.	3.29
Spectra Energy Corp.	3.26
FirstEnergy Corp.	3.02
PPL Corp.	3.02

TOTAL	47.03%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.51%	19.48%	20.10%	19.51%	19.48%	20.10%
5 Years	5.04%	5.03%	5.51%	27.89%	27.83%	30.73%
Since Inception	9.78%	9.77%	10.24%	144.07%	143.95%	154.14%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/6/03. The first day of secondary market trading was 10/10/03.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,229.80	$2.54	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

The iShares Dow Jones Transportation Average Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average IndexSM (the “Index”). The Index measures the performance of the transportation sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 19.51%, net of fees, while the total return for the Index was 20.10%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Transportation stocks, as represented by the Index, delivered solid results during the reporting period and outperformed broad domestic market indices. Railroad stocks performed well, benefiting from a trend toward transporting crude oil by rail from new shale fields around the country. Manufacturing activity in Mexico also translated into higher demand for rail, used to transport manufactured goods into the United States. Airlines fared well during the reporting period, overcoming higher oil prices and uneven global economic conditions through increased efficiencies and restructuring. Despite the slow economic environment, airline passenger traffic increased during the reporting period, although cargo markets declined in favor of ocean-based transportation of cargo. On the downside, some transportation companies continued to struggle with weak demand for transportation of commodities and materials.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Transportation–Services	31.41%
Transportation–Rail	31.12
Airlines	15.14
Transportation–Truck	12.84
Transportation–Equipment & Leasing	4.85
Transportation–Marine	4.61
Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Union Pacific Corp.	12.88%
Kansas City Southern Industries Inc.	9.01
United Parcel Service Inc. Class B	7.34
FedEx Corp.	7.31
Alaska Air Group Inc.	6.36
Norfolk Southern Corp.	6.05
Ryder System Inc.	5.13
GATX Corp.	4.85
J.B. Hunt Transport Services Inc.	4.76
Kirby Corp.	4.61

TOTAL	68.30%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.81%

ADVERTISING — 0.14%
Interpublic Group of Companies Inc. (The)	17,582	$243,335
Lamar Advertising Co. Class Aa	2,352	110,120
Omnicom Group Inc.	11,105	663,746

		1,017,201
AEROSPACE & DEFENSE — 1.65%
Alliant Techsystems Inc.	1,408	104,699
B/E Aerospace Inc.[a]	4,438	278,440
Boeing Co. (The)	28,799	2,632,517
Curtiss-Wright Corp.	1,954	64,169
Esterline Technologies Corp.[a]	1,316	98,753
Exelis Inc.	7,843	87,606
General Dynamics Corp.	14,102	1,042,984
Kaman Corp.	1,100	37,169
L-3 Communications Holdings Inc.	3,820	310,375
Lockheed Martin Corp.	11,370	1,126,653
Moog Inc. Class Aa,b	1,926	89,001
Northrop Grumman Corp.	10,073	762,929
Raytheon Co.	13,821	848,333
Rockwell Collins Inc.	5,802	365,062
Spirit AeroSystems Holdings Inc. Class Aa,b	4,701	93,973
Teledyne Technologies Inc.[a]	1,585	118,970
TransDigm Group Inc.	1,924	282,443
Triumph Group Inc.	2,141	171,066
United Technologies Corp.	35,693	3,258,414

		11,773,556
AGRICULTURE — 1.76%
Altria Group Inc.	85,059	3,105,504
Archer-Daniels-Midland Co.	27,968	949,234
Bunge Ltd.	6,207	448,207
Lorillard Inc.	16,115	691,172
Philip Morris International Inc.	69,756	6,667,976
Reynolds American Inc.	13,668	648,137
Universal Corp.	985	56,687

		12,566,917
AIRLINES — 0.26%
Alaska Air Group Inc.[a]	2,988	184,180
Delta Air Lines Inc.[a]	36,175	620,040
JetBlue Airways Corp.[a,b]	9,541	65,737
Southwest Airlines Co.	30,930	423,741

Security	Shares	Value

United Continental Holdings Inc.[a]	14,131	$456,431
US Airways Group Inc.[a,b]	6,723	113,619

		1,863,748
APPAREL — 0.72%
Carter’s Inc.[a]	2,140	139,935
Coach Inc.	11,927	702,023
Crocs Inc.[a]	3,750	60,075
Deckers Outdoor Corp.[a]	1,461	80,530
Hanesbrands Inc.[a,b]	4,178	209,568
Iconix Brand Group Inc.[a,b]	2,717	77,842
Michael Kors Holdings Ltd.[a]	7,463	424,943
Nike Inc. Class B	30,650	1,949,340
Ralph Lauren Corp.	2,583	469,021
Steven Madden Ltd.[a]	1,744	84,811
Under Armour Inc. Class Aa,b	3,263	186,252
VF Corp.	3,746	667,612
Wolverine World Wide Inc.	2,128	101,655

		5,153,607
AUTO MANUFACTURERS — 0.62%
Ford Motor Co.	165,931	2,274,914
General Motors Co.[a]	32,505	1,002,454
Navistar International Corp.[a,b]	3,456	114,463
Oshkosh Corp.[a]	3,711	145,694
PACCAR Inc.	15,016	747,496
Tesla Motors Inc.[a,b]	3,045	164,400

		4,449,421
AUTO PARTS & EQUIPMENT — 0.45%
BorgWarner Inc.[a]	4,913	384,049
Cooper Tire & Rubber Co.	2,640	65,710
Dana Holding Corp.	6,195	106,864
Delphi Automotive PLC	12,456	575,592
Goodyear Tire & Rubber Co. (The)[a]	10,309	128,811
Johnson Controls Inc.	28,809	1,008,603
Lear Corp.	4,066	234,933
Tenneco Inc.[a]	2,561	99,034
TRW Automotive Holdings Corp.[a]	4,562	274,039
Visteon Corp.[a]	2,244	131,925
WABCO Holdings Inc.[a]	2,683	193,793

		3,203,353
BANKS — 6.77%
Associated Banc-Corp	7,266	103,686
BancorpSouth Inc.	3,535	56,560
Bank of America Corp.	458,044	5,638,522
Bank of Hawaii Corp.	1,906	90,897
Bank of New York Mellon Corp. (The)	49,097	1,385,517

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

BB&T Corp.	29,483	$907,192
BOK Financial Corp.	1,126	70,364
Capital One Financial Corp.	24,565	1,419,366
CapitalSource Inc.	8,901	79,664
Cathay General Bancorp	3,113	61,357
CIT Group Inc.[a]	8,503	361,462
Citigroup Inc.	128,638	6,002,249
City National Corp.	2,013	115,204
Comerica Inc.	7,972	288,985
Commerce Bancshares Inc.	3,294	132,122
Cullen/Frost Bankers Inc.	2,624	158,516
East West Bancorp Inc.	5,953	144,836
F.N.B. Corp.	5,843	66,552
Fifth Third Bancorp	37,182	633,209
First Financial Bankshares Inc.	1,313	64,875
First Horizon National Corp.	10,215	106,236
First Republic Bank	2,845	108,053
FirstMerit Corp.	6,996	119,841
Fulton Financial Corp.	8,483	93,822
Glacier Bancorp Inc.	3,062	56,494
Goldman Sachs Group Inc. (The)	18,519	2,705,070
Hancock Holding Co.	3,633	99,072
Huntington Bancshares Inc.	35,769	256,464
IBERIABANK Corp.	1,267	57,801
International Bancshares Corp.	2,402	46,599
J.P. Morgan Chase & Co.	162,036	7,941,384
KeyCorp	39,246	391,283
M&T Bank Corp.	5,194	520,439
MB Financial Inc.	2,286	56,601
Morgan Stanley	57,908	1,282,662
National Penn Bancshares Inc.	5,007	49,019
Northern Trust Corp.	9,221	497,196
Old National Bancorp	4,298	52,350
PacWest Bancorp	1,301	36,077
Park National Corp.[b]	555	37,951
PNC Financial Services Group Inc. (The)[c]	22,309	1,514,335
Popular Inc.[a]	4,375	124,644
PrivateBancorp Inc.	2,531	48,545
Prosperity Bancshares Inc.	1,889	86,781
Regions Financial Corp.	60,041	509,748
Signature Bank[a]	1,946	139,353
State Street Corp.	19,254	1,125,781
SunTrust Banks Inc.	22,894	669,649
Susquehanna Bancshares Inc.	7,786	90,863

Security	Shares	Value

SVB Financial Group[a]	1,902	$135,251
Synovus Financial Corp.	29,675	79,826
TCF Financial Corp.	6,924	100,744
Texas Capital Bancshares Inc.[a]	1,745	72,697
Trustmark Corp.	2,813	69,059
U.S. Bancorp	78,857	2,624,361
UMB Financial Corp.	1,377	69,318
Umpqua Holdings Corp.	4,830	57,960
United Bankshares Inc.	1,859	47,051
Valley National Bancorp	8,456	76,019
Webster Financial Corp.	3,407	79,622
Wells Fargo & Co.	207,522	7,881,686
Westamerica Bancorp	1,195	51,851
Wintrust Financial Corp.	1,571	56,336
Zions Bancorp	7,816	192,430

		48,199,459
BEVERAGES — 2.15%
Beam Inc.	6,810	440,675
Brown-Forman Corp. Class B NVS	6,446	454,443
Coca-Cola Co. (The)	162,255	6,868,254
Coca-Cola Enterprises Inc.	11,148	408,351
Constellation Brands Inc. Class Aa	6,441	317,864
Dr Pepper Snapple Group Inc.	8,651	422,428
Green Mountain Coffee Roasters Inc.[a,b]	5,248	301,235
Molson Coors Brewing Co. Class B NVS	6,629	342,057
Monster Beverage Corp.[a]	6,119	345,112
PepsiCo Inc.	65,307	5,385,868

		15,286,287
BIOTECHNOLOGY — 2.12%
Acorda Therapeutics Inc.[a]	1,673	66,200
Alexion Pharmaceuticals Inc.[a]	8,277	811,146
Amgen Inc.	31,675	3,300,852
Arena Pharmaceuticals Inc.[a,b]	9,166	75,528
ARIAD Pharmaceuticals Inc.[a,b]	7,686	137,349
Bio-Rad Laboratories Inc. Class Aa	855	102,386
Biogen Idec Inc.[a]	9,986	2,186,235
Celgene Corp.[a]	17,706	2,090,547
Charles River Laboratories International Inc.[a]	2,048	89,067
Cubist Pharmaceuticals Inc.[a]	2,766	127,015
Gilead Sciences Inc.[a]	64,428	3,262,634
Illumina Inc.[a,b]	5,288	342,081
Incyte Corp.[a,b]	5,620	124,483

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Life Technologies Corp.[a]	7,308	$538,526
Myriad Genetics Inc.[a]	3,462	96,417
PDL BioPharma Inc.[b]	5,839	45,194
Regeneron Pharmaceuticals Inc.[a]	3,244	697,914
Seattle Genetics Inc.[a,b]	4,402	162,654
United Therapeutics Corp.[a]	1,986	132,625
Vertex Pharmaceuticals Inc.[a]	9,268	711,968

		15,100,821
BUILDING MATERIALS — 0.25%
Eagle Materials Inc.	1,991	134,890
Fortune Brands Home & Security Inc.[a]	6,975	253,820
Lennox International Inc.	1,943	120,466
Louisiana-Pacific Corp.[a]	5,916	107,198
Martin Marietta Materials Inc.	1,949	196,830
Masco Corp.	15,165	294,808
Owens Corning[a]	5,023	211,267
Simpson Manufacturing Co. Inc.	1,697	48,772
Texas Industries Inc.[a]	884	56,293
USG Corp.[a,b]	3,816	99,178
Vulcan Materials Co.	5,514	275,038

		1,798,560
CHEMICALS — 2.51%
Air Products and Chemicals Inc.	8,820	766,987
Airgas Inc.	2,902	280,478
Albemarle Corp.	3,779	231,464
Ashland Inc.	3,130	266,707
Axiall Corp.	2,965	155,514
Cabot Corp.	2,546	95,628
Celanese Corp. Series A	6,781	335,049
CF Industries Holdings Inc.	2,676	499,101
Chemtura Corp.[a]	4,151	88,250
Cytec Industries Inc.	1,905	138,798
Dow Chemical Co. (The)	50,880	1,725,341
E.I. du Pont de Nemours and Co.	39,503	2,153,309
Eastman Chemical Co.	6,540	435,891
Ecolab Inc.	11,274	954,006
FMC Corp.	5,848	354,974
H.B. Fuller Co.	2,086	79,059
Huntsman Corp.	8,212	154,878
International Flavors & Fragrances Inc.	3,466	267,541
Intrepid Potash Inc.	2,195	40,410
LyondellBasell Industries NV Class A	15,988	970,472
Minerals Technologies Inc.	1,488	60,457
Monsanto Co.	22,670	2,421,609
Mosaic Co. (The)	11,753	723,867

Security	Shares	Value

NewMarket Corp.[b]	462	$124,139
Olin Corp.	3,482	84,160
PolyOne Corp.	4,218	95,032
PPG Industries Inc.	6,068	892,846
Praxair Inc.	12,501	1,428,864
Rockwood Holdings Inc.	3,318	215,305
RPM International Inc.	5,623	182,185
Sensient Technologies Corp.	2,100	82,635
Sherwin-Williams Co. (The)	3,647	667,802
Sigma-Aldrich Corp.	5,023	395,260
Valspar Corp. (The)	3,553	226,753
W.R. Grace & Co.[a]	3,009	232,024
Westlake Chemical Corp.	850	70,669

		17,897,464
COAL — 0.10%
Alpha Natural Resources Inc.[a]	9,307	69,058
Arch Coal Inc.	8,981	43,558
CONSOL Energy Inc.	9,692	326,039
Peabody Energy Corp.	11,455	229,787
Walter Energy Inc.	2,631	47,147

		715,589
COMMERCIAL SERVICES — 1.85%
Aaron’s Inc.	3,005	86,274
ABM Industries Inc.	2,153	48,550
Acacia Research Corp.[a]	2,153	51,285
ADT Corp. (The)	9,866	430,552
Advisory Board Co. (The)[a,b]	1,467	72,103
Alliance Data Systems Corp.[a,b]	2,115	363,294
Apollo Group Inc. Class Aa,b	4,253	78,128
Arbitron Inc.	1,146	53,507
Automatic Data Processing Inc.	20,461	1,377,844
Avis Budget Group Inc.[a]	4,557	131,424
Brink’s Co. (The)	1,993	52,834
Chemed Corp.	815	66,520
Convergys Corp.	4,529	77,084
CoreLogic Inc.[a]	4,110	112,121
Corporate Executive Board Co. (The)	1,404	79,129
CoStar Group Inc.[a,b]	1,140	123,587
Deluxe Corp.	2,146	81,849
DeVry Inc.	2,428	68,008
Equifax Inc.	5,117	313,160
Euronet Worldwide Inc.[a]	2,044	62,403
FleetCor Technologies Inc.[a]	2,859	219,857
FTI Consulting Inc.[a,b]	1,750	57,960
Gartner Inc.[a,b]	3,965	229,375

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Genpact Ltd.	5,758	$107,099
Global Payments Inc.	3,321	154,094
H&R Block Inc.	11,524	319,676
Healthcare Services Group Inc.	2,855	63,638
Hertz Global Holdings Inc.[a]	15,925	383,474
HMS Holdings Corp.[a,b]	3,698	93,227
Iron Mountain Inc.	7,108	269,109
Lender Processing Services Inc.	3,576	99,198
Live Nation Entertainment Inc.[a]	5,996	75,730
Manpowergroup Inc.	3,255	173,036
MasterCard Inc. Class A	4,467	2,469,938
MAXIMUS Inc.	1,448	115,391
McGraw-Hill Companies Inc. (The)	11,928	645,424
Moody’s Corp.	8,233	500,978
Morningstar Inc.	934	61,653
PAREXEL International Corp.[a]	2,470	101,147
Paychex Inc.	13,752	500,710
PHH Corp.[a,b]	2,364	49,833
Quanta Services Inc.[a]	9,058	248,914
R.R. Donnelley & Sons Co.[b]	7,659	94,282
Rent-A-Center Inc.	2,484	86,766
Robert Half International Inc.	5,927	194,524
Rollins Inc.	2,716	66,053
SAIC Inc.	11,958	178,653
SEI Investments Co.	5,708	163,591
Service Corp. International	9,005	152,004
Sotheby’s	2,852	101,189
Total System Services Inc.	6,822	161,136
Towers Watson & Co. Class A	2,399	174,935
United Rentals Inc.[a,b]	3,965	208,599
Valassis Communications Inc.	1,662	42,597
Verisk Analytics Inc. Class Aa	6,191	379,446
Weight Watchers International Inc.	1,159	48,875
Western Union Co.	24,162	357,839
WEX Inc.[a]	1,625	123,143

		13,202,749
COMPUTERS — 5.49%
3D Systems Corp.[a,b]	3,364	128,639
Accenture PLC Class A	27,248	2,219,077
Apple Inc.	39,783	17,613,923
Brocade Communications Systems Inc.[a,b]	19,365	112,704
CACI International Inc. Class Aa	978	57,203
Cadence Design Systems Inc.[a]	11,930	164,634

Security	Shares	Value

Cognizant Technology Solutions Corp. Class Aa	12,700	$822,960
Computer Sciences Corp.	6,520	305,462
Dell Inc.	62,028	831,175
Diebold Inc.	2,687	78,702
DST Systems Inc.	1,288	89,065
Electronics For Imaging Inc.[a]	1,970	52,638
EMC Corp.[a]	89,016	1,996,629
Fortinet Inc.[a]	5,640	101,295
Fusion-io Inc.[a,b]	2,905	54,556
Hewlett-Packard Co.	82,543	1,700,386
IHS Inc. Class Aa,b	2,111	205,675
International Business Machines Corp.	44,398	8,992,371
j2 Global Inc.	1,834	74,644
Jack Henry & Associates Inc.	3,624	168,154
Lexmark International Inc. Class A	2,683	81,322
Mentor Graphics Corp.[b]	4,018	73,369
MICROS Systems Inc.[a,b]	3,399	144,152
NCR Corp.[a]	6,953	189,608
NetApp Inc.[a]	15,273	532,875
Riverbed Technology Inc.[a]	6,929	102,965
SanDisk Corp.[a]	10,274	538,769
Seagate Technology PLC	13,568	497,946
Synaptics Inc.[a,b]	1,366	56,320
Synopsys Inc.[a]	6,534	232,414
Teradata Corp.[a]	7,044	359,737
Unisys Corp.[a,b]	1,869	35,754
Western Digital Corp.	9,201	508,631

		39,123,754
COSMETICS & PERSONAL CARE — 1.72%
Avon Products Inc.	18,286	423,504
Colgate-Palmolive Co.	18,595	2,220,429
Estee Lauder Companies Inc. (The) Class A	10,194	706,954
Procter & Gamble Co. (The)	115,763	8,887,125

		12,238,012
DISTRIBUTION & WHOLESALE — 0.43%
Arrow Electronics Inc.[a]	4,493	176,260
Beacon Roofing Supply Inc.[a,b]	2,059	78,510
Fastenal Co.	11,468	562,506
Fossil Inc.[a]	2,269	222,634
Genuine Parts Co.	6,579	502,175
Ingram Micro Inc. Class Aa	6,393	113,859
LKQ Corp.[a]	12,676	305,238
Owens & Minor Inc.	2,703	88,037

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Pool Corp.	1,972	$96,668
United Stationers Inc.	1,713	55,621
W.W. Grainger Inc.	2,539	625,787
Watsco Inc.	1,274	107,500
WESCO International Inc.[a]	1,857	133,128

		3,067,923
DIVERSIFIED FINANCIAL SERVICES — 2.37%
Affiliated Managers Group Inc.[a]	2,234	347,789
Air Lease Corp.	2,839	78,101
American Express Co.	40,671	2,782,303
Ameriprise Financial Inc.	8,644	644,237
BlackRock Inc.[c]	5,306	1,414,049
CBOE Holdings Inc.	3,707	139,124
Charles Schwab Corp. (The)	46,689	791,846
CME Group Inc.	13,038	793,493
Discover Financial Services	21,049	920,683
E*TRADE Financial Corp.[a]	11,860	122,039
Eaton Vance Corp. NVS	4,940	197,007
Federated Investors Inc. Class B	3,942	90,508
Franklin Resources Inc.	5,868	907,545
Greenhill & Co. Inc.	1,091	50,393
IntercontinentalExchange Inc.[a]	3,090	503,454
Invesco Ltd.	18,743	594,903
Janus Capital Group Inc.	8,087	72,136
Legg Mason Inc.	4,876	155,349
NASDAQ OMX Group Inc. (The)	4,988	147,046
NYSE Euronext Inc.	10,132	393,223
Ocwen Financial Corp.[a]	4,932	180,413
Portfolio Recovery Associates Inc.[a,b]	712	87,398
Raymond James Financial Inc.	4,826	199,893
SLM Corp.	19,259	397,698
Stifel Financial Corp.[a]	2,492	80,292
T. Rowe Price Group Inc.	11,003	797,718
TD Ameritrade Holding Corp.	9,796	195,038
Visa Inc. Class A	21,827	3,676,977
Waddell & Reed Financial Inc. Class A	3,624	155,361

		16,916,016
ELECTRIC — 3.21%
AES Corp. (The)	26,250	363,825
ALLETE Inc.	1,545	79,336
Alliant Energy Corp.	4,716	252,353
Ameren Corp.	10,307	373,629
American Electric Power Co. Inc.	20,624	1,060,692
Avista Corp.	2,542	71,303
Black Hills Corp.	1,879	88,106

Security	Shares	Value

Calpine Corp.[a]	16,280	$353,764
Cleco Corp.	2,562	126,870
CMS Energy Corp.	11,190	335,029
Consolidated Edison Inc.	12,441	791,870
Dominion Resources Inc.	24,320	1,500,058
DTE Energy Co.	7,321	533,554
Duke Energy Corp.	29,803	2,241,186
Edison International	13,844	744,807
El Paso Electric Co.	1,699	63,644
Entergy Corp.	7,566	538,926
Exelon Corp.	36,278	1,360,788
FirstEnergy Corp.	17,765	827,849
Great Plains Energy Inc.	6,552	158,100
Hawaiian Electric Industries Inc.	4,168	117,954
IDACORP Inc.	2,089	102,800
Integrys Energy Group Inc.	3,331	205,056
ITC Holdings Corp.	2,165	199,656
MDU Resources Group Inc.	8,065	201,222
National Fuel Gas Co.	3,572	224,036
NextEra Energy Inc.	17,885	1,467,106
Northeast Utilities	13,352	605,246
NorthWestern Corp.	1,582	68,058
NRG Energy Inc.	13,722	382,432
NV Energy Inc.	9,985	215,976
OGE Energy Corp.	4,189	303,409
Pepco Holdings Inc.	10,515	237,639
PG&E Corp.	18,633	902,582
Pinnacle West Capital Corp.	4,662	283,916
PNM Resources Inc.	3,369	80,890
Portland General Electric Co.	3,184	102,684
PPL Corp.	24,708	824,753
Public Service Enterprise Group Inc.	21,492	786,822
SCANA Corp.	5,889	319,184
Southern Co. (The)	36,712	1,770,620
TECO Energy Inc.	8,675	165,953
UIL Holdings Corp.	2,123	88,402
UNS Energy Corp.	1,759	89,639
Westar Energy Inc.	5,421	189,518
Wisconsin Energy Corp.	9,689	435,424
Xcel Energy Inc.	20,742	659,388

		22,896,054
ELECTRICAL COMPONENTS & EQUIPMENT — 0.46%
Acuity Brands Inc.	1,802	131,474
AMETEK Inc.	10,334	420,697
Belden Inc.	1,892	93,503

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Emerson Electric Co.	30,489	$1,692,444
Energizer Holdings Inc.	2,629	253,935
EnerSys Inc.[a]	2,020	92,597
General Cable Corp.[a]	2,112	72,822
GrafTech International Ltd.[a,b]	5,490	39,418
Hubbell Inc. Class B	2,267	217,541
Littelfuse Inc.	935	65,282
Molex Inc.	5,913	163,021
Universal Display Corp.[a,b]	1,699	53,417

		3,296,151
ELECTRONICS — 1.24%
Agilent Technologies Inc.	14,739	610,784
Amphenol Corp. Class A	6,783	512,252
Avnet Inc.[a]	5,861	191,948
Benchmark Electronics Inc.[a]	2,344	41,817
Brady Corp. Class A	1,959	66,371
Cymer Inc.[a]	1,336	139,959
ESCO Technologies Inc.	1,115	40,107
FEI Co.	1,636	104,508
FLIR Systems Inc.	6,199	150,698
Garmin Ltd.	4,602	161,438
Gentex Corp.	6,019	135,427
Honeywell International Inc.	33,167	2,439,101
Itron Inc.[a]	1,709	67,762
Jabil Circuit Inc.	7,771	138,324
Mettler-Toledo International Inc.[a]	1,295	270,603
National Instruments Corp.	4,038	110,359
PerkinElmer Inc.	4,796	146,997
TE Connectivity Ltd.	17,853	777,498
Tech Data Corp.[a]	1,604	74,955
Thermo Fisher Scientific Inc.	15,072	1,216,009
Trimble Navigation Ltd.[a]	10,780	309,817
Tyco International Ltd.	19,763	634,788
Vishay Intertechnology Inc.[a,b]	5,605	78,694
Waters Corp.[a]	3,649	337,168
Woodward Inc.	2,569	92,458

		8,849,842
ENGINEERING & CONSTRUCTION — 0.21%
AECOM Technology Corp.[a]	4,449	129,332
EMCOR Group Inc.	2,805	104,907
Fluor Corp.	6,903	393,333
Foster Wheeler AGa,b	4,503	95,013
Granite Construction Inc.	1,515	41,920
Jacobs Engineering Group Inc.[a]	5,537	279,508
KBR Inc.	6,317	190,015

Security	Shares	Value

McDermott International Inc.[a]	10,020	$107,014
URS Corp.	3,262	143,267

		1,484,309
ENTERTAINMENT — 0.17%
Bally Technologies Inc.[a,b]	1,750	93,240
Cinemark Holdings Inc.	4,347	134,279
Dolby Laboratories Inc. Class A	2,025	66,521
DreamWorks Animation SKG Inc. Class Aa,b	3,046	58,727
International Game Technology	11,267	190,976
Madison Square Garden Inc. Class Aa	2,614	157,546
Marriott Vacations Worldwide Corp.[a]	1,239	56,350
Penn National Gaming Inc.[a]	2,839	166,223
Regal Entertainment Group Class Ab	3,364	60,350
Six Flags Entertainment Corp.	2,149	156,597
Vail Resorts Inc.	1,520	91,656

		1,232,465
ENVIRONMENTAL CONTROL — 0.32%
Clean Harbors Inc.[a,b]	2,239	127,556
Covanta Holding Corp.	5,589	111,780
Darling International Inc.[a]	4,940	91,439
Mine Safety Appliances Co.	1,320	63,360
Republic Services Inc.	12,630	430,430
Stericycle Inc.[a]	3,658	396,235
Tetra Tech Inc.[a]	2,740	72,035
Waste Connections Inc.	5,271	200,034
Waste Management Inc.	18,576	761,245

		2,254,114
FOOD — 1.93%
B&G Foods Inc. Class A	2,219	68,478
Campbell Soup Co.	7,609	353,134
ConAgra Foods Inc.	17,580	621,805
Dean Foods Co.[a]	7,899	151,187
Flowers Foods Inc.	4,842	159,496
Fresh Del Monte Produce Inc.[b]	1,636	41,571
Fresh Market Inc. (The)[a,b]	1,771	72,487
General Mills Inc.	27,276	1,375,256
H.J. Heinz Co.	13,619	986,288
Hain Celestial Group Inc.[a,b]	1,973	128,738
Harris Teeter Supermarkets Inc.	2,122	88,678
Hershey Co. (The)	6,355	566,612
Hillshire Brands Co.	5,250	188,528
Hormel Foods Corp.	5,711	235,693
Ingredion Inc.	3,283	236,409
J.M. Smucker Co. (The)	4,557	470,419

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Kellogg Co.	10,608	$689,944
Kraft Foods Group Inc.	25,146	1,294,768
Kroger Co. (The)	22,022	757,116
Lancaster Colony Corp.	837	66,064
McCormick & Co. Inc. NVS	5,646	406,173
Mondelez International Inc. Class A	75,161	2,363,813
Post Holdings Inc.[a]	1,388	60,781
Safeway Inc.	10,173	229,096
Smithfield Foods Inc.[a]	5,303	135,757
Sysco Corp.	24,894	867,805
TreeHouse Foods Inc.[a]	1,533	97,667
Tyson Foods Inc. Class A	12,064	297,136
United Natural Foods Inc.[a]	2,094	104,574
Whole Foods Market Inc.	7,321	646,591

		13,762,064
FOREST PRODUCTS & PAPER — 0.18%
Domtar Corp.	1,477	102,666
International Paper Co.	18,743	880,546
MeadWestvaco Corp.	7,467	257,462
Resolute Forest Products Inc.[a]	4,087	59,793

		1,300,467
GAS — 0.43%
AGL Resources Inc.	5,007	219,557
Atmos Energy Corp.	3,801	168,650
CenterPoint Energy Inc.	18,180	448,682
New Jersey Resources Corp.	1,761	83,119
NiSource Inc.	13,220	406,251
Northwest Natural Gas Co.	1,118	49,718
Piedmont Natural Gas Co.	3,223	110,968
Questar Corp.	7,472	189,714
Sempra Energy	9,598	795,194
South Jersey Industries Inc.	1,349	83,233
Southwest Gas Corp.	1,930	97,793
UGI Corp.	4,808	197,032
Vectren Corp.	3,493	131,197
WGL Holdings Inc.	2,175	100,529

		3,081,637
HAND & MACHINE TOOLS — 0.17%
Kennametal Inc.	3,353	134,086
Lincoln Electric Holdings Inc.	3,555	187,562
Regal Beloit Corp.	1,911	150,243
Snap-on Inc.	2,456	211,707
Stanley Black & Decker Inc.	6,802	508,858

		1,192,456

Security	Shares	Value

HEALTH CARE — PRODUCTS — 1.78%
Alere Inc.[a]	3,185	$81,791
Baxter International Inc.	23,060	1,611,202
Becton, Dickinson and Co.	8,240	777,032
Boston Scientific Corp.[a]	57,664	431,903
C.R. Bard Inc.	3,231	321,032
CareFusion Corp.[a]	9,455	316,175
Cepheid Inc.[a,b]	2,817	107,412
Cooper Companies Inc. (The)	2,071	228,638
Covidien PLC	19,935	1,272,650
Edwards Lifesciences Corp.[a]	4,863	310,211
Haemonetics Corp.[a,b]	2,156	83,006
Henry Schein Inc.[a]	3,711	335,474
Hill-Rom Holdings Inc.	2,562	87,287
Hologic Inc.[a,b]	11,371	231,627
Hospira Inc.[a]	7,023	232,602
IDEXX Laboratories Inc.[a,b]	2,298	202,132
Intuitive Surgical Inc.[a]	1,705	839,355
Masimo Corp.	2,291	45,958
Medtronic Inc.	42,764	1,996,224
ResMed Inc.[b]	6,095	292,682
Sirona Dental Systems Inc.[a]	2,415	177,599
St. Jude Medical Inc.	12,008	494,970
Steris Corp.	2,484	103,310
Stryker Corp.	12,284	805,585
TECHNE Corp.	1,471	94,350
Teleflex Inc.	1,725	134,774
Thoratec Corp.[a]	2,447	88,581
Varian Medical Systems Inc.[a]	4,623	301,142
Volcano Corp.[a,b]	2,290	46,464
West Pharmaceutical Services Inc.	1,459	93,172
Zimmer Holdings Inc.	7,195	550,058

		12,694,398
HEALTH CARE — SERVICES — 1.31%
Aetna Inc.	13,934	800,369
Brookdale Senior Living Inc.[a]	4,172	107,596
Centene Corp.[a]	2,224	102,749
Cigna Corp.	12,132	802,774
Community Health Systems Inc.	3,901	177,769
Covance Inc.[a,b]	2,342	174,620
Coventry Health Care Inc.	5,717	283,277
DaVita HealthCare Partners Inc.[a]	3,589	425,835
HCA Holdings Inc.	10,365	413,460
Health Management Associates Inc. Class Aa	10,928	125,563

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Health Net Inc.[a]	3,367	$98,990
HealthSouth Corp.[a,b]	3,695	101,612
Humana Inc.	6,732	498,908
Laboratory Corp. of America Holdings[a]	3,954	369,145
LifePoint Hospitals Inc.[a]	1,994	95,712
Magellan Health Services Inc.[a]	1,146	58,629
MEDNAX Inc.[a,b]	2,125	188,551
Quest Diagnostics Inc.	6,721	378,594
Tenet Healthcare Corp.[a]	4,430	200,945
UnitedHealth Group Inc.	43,371	2,599,224
Universal Health Services Inc. Class B	3,786	252,110
WellCare Health Plans Inc.[a]	1,811	105,599
WellPoint Inc.	12,916	941,835

		9,303,866
HOLDING COMPANIES — DIVERSIFIED — 0.05%
Leucadia National Corp.	12,460	384,889

		384,889
HOME BUILDERS — 0.22%
D.R. Horton Inc.	11,875	309,700
Lennar Corp. Class A	6,976	287,551
M.D.C. Holdings Inc.	1,654	62,190
NVR Inc.[a]	199	204,970
PulteGroup Inc.[a]	14,453	303,369
Ryland Group Inc. (The)	1,805	81,333
Thor Industries Inc.	1,868	69,284
Toll Brothers Inc.[a]	6,392	219,310

		1,537,707
HOME FURNISHINGS — 0.10%
Harman International Industries Inc.	2,885	128,988
Tempur-Pedic International Inc.[a,b]	2,539	123,142
TiVo Inc.[a]	5,134	60,171
Whirlpool Corp.	3,337	381,352

		693,653
HOUSEHOLD PRODUCTS & WARES — 0.45%
Avery Dennison Corp.	4,252	176,245
Church & Dwight Co. Inc.	5,885	375,993
Clorox Co. (The)	5,562	479,723
Jarden Corp.[a]	4,755	214,023
Kimberly-Clark Corp.	16,369	1,689,117
Scotts Miracle-Gro Co. (The) Class A	1,649	74,782
Tupperware Brands Corp.	2,301	184,770

		3,194,653
HOUSEWARES — 0.06%
Newell Rubbermaid Inc.	11,884	313,025
Toro Co. (The)	2,504	112,705

		425,730

Security	Shares	Value

INSURANCE — 4.35%
ACE Ltd.	14,310	$1,275,593
Aflac Inc.	19,833	1,079,709
Alleghany Corp.[a]	716	281,918
Allied World Assurance Co. Holdings Ltd.	1,484	134,762
Allstate Corp. (The)	20,275	998,746
American Financial Group Inc.	3,181	153,547
American International Group Inc.[a]	62,471	2,587,549
Aon PLC	13,236	798,793
Arch Capital Group Ltd.[a,b]	5,685	301,646
Argo Group International Holdings Ltd.	1,067	44,227
Arthur J. Gallagher & Co.	5,311	225,452
Aspen Insurance Holdings Ltd.	2,969	113,386
Assurant Inc.	3,354	159,449
Assured Guaranty Ltd.	8,317	171,580
Axis Capital Holdings Ltd.	4,829	215,518
Berkshire Hathaway Inc. Class Ba	77,303	8,218,855
Brown & Brown Inc.	5,013	155,353
Chubb Corp. (The)	10,979	966,921
Cincinnati Financial Corp.	6,240	305,198
CNO Financial Group Inc.	9,446	106,929
Endurance Specialty Holdings Ltd.	1,838	90,007
Erie Indemnity Co. Class A	1,084	86,254
Everest Re Group Ltd.	2,170	292,928
Fidelity National Financial Inc. Class A	9,129	245,114
First American Financial Corp.	4,569	122,312
Genworth Financial Inc. Class Aa	20,930	209,928
Hanover Insurance Group Inc. (The)	1,929	97,279
Hartford Financial Services Group Inc. (The)	18,547	520,985
HCC Insurance Holdings Inc.	4,270	181,902
Kemper Corp.	2,355	75,030
Lincoln National Corp.	11,532	392,203
Loews Corp.	13,151	587,455
Markel Corp.[a,b]	549	294,401
Marsh & McLennan Companies Inc.	23,296	885,481
MBIA Inc.[a]	6,008	56,836
Mercury General Corp.	1,328	60,703
MetLife Inc.	46,216	1,801,962
Montpelier Re Holdings Ltd.	2,358	60,742
Old Republic International Corp.	10,273	138,685
PartnerRe Ltd.	2,602	245,473
Platinum Underwriters Holdings Ltd.	1,380	78,315
Principal Financial Group Inc.	11,732	423,525

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

ProAssurance Corp.	2,618	$128,256
Progressive Corp. (The)	23,602	596,895
Protective Life Corp.	3,320	126,359
Prudential Financial Inc.	19,731	1,192,147
Reinsurance Group of America Inc.	3,141	196,470
RenaissanceRe Holdings Ltd.	1,839	172,664
RLI Corp.	739	53,097
Selective Insurance Group Inc.	2,355	55,178
StanCorp Financial Group Inc.	1,871	80,790
Torchmark Corp.	3,963	245,983
Travelers Companies Inc. (The)	15,946	1,361,948
Unum Group	11,462	319,675
Validus Holdings Ltd.	4,287	165,521
W.R. Berkley Corp.	4,680	203,206
White Mountains Insurance Group Ltd.[b]	234	135,325
Willis Group Holdings PLC	7,358	291,965
XL Group PLC	12,530	390,184

		30,958,314
INTERNET — 3.31%
Amazon.com Inc.[a]	15,392	3,906,643
AOL Inc.[a]	3,239	125,155
eBay Inc.[a]	49,380	2,587,018
Equinix Inc.[a]	2,074	444,043
Expedia Inc.	3,939	219,954
F5 Networks Inc.[a]	3,352	256,193
Facebook Inc. Class Aa	23,215	644,448
Google Inc. Class Aa	11,306	9,322,588
IAC/InterActiveCorp	3,295	155,096
Liberty Interactive Corp. Series Aa	21,987	468,103
Liberty Ventures Series Aa	1,187	87,209
LinkedIn Corp. Class Aa	2,918	560,519
Netflix Inc.[a]	2,378	513,814
OpenTable Inc.[a]	989	54,781
Priceline.com Inc.[a]	2,105	1,465,059
Rackspace Hosting Inc.[a]	4,688	225,962
Shutterfly Inc.[a,b]	1,311	58,379
Symantec Corp.[a]	29,276	711,407
TIBCO Software Inc.[a]	6,606	128,222
TripAdvisor Inc.[a]	4,681	246,127
ValueClick Inc.[a]	3,024	93,321
VeriSign Inc.[a]	6,482	298,626
Yahoo! Inc.[a]	41,157	1,017,813

		23,590,480
IRON & STEEL — 0.21%
Allegheny Technologies Inc.	4,566	123,191

Security	Shares	Value

Carpenter Technology Corp.	1,881	$84,570
Cliffs Natural Resources Inc.[b]	6,435	137,323
Commercial Metals Co.	4,876	71,287
Nucor Corp.	13,499	588,826
Reliance Steel & Aluminum Co.	3,239	210,762
Steel Dynamics Inc.	9,351	140,639
United States Steel Corp.[b]	6,130	109,114

		1,465,712
LEISURE TIME — 0.27%
Brunswick Corp.	3,832	121,321
Carnival Corp.	18,872	651,273
Harley-Davidson Inc.	9,613	525,350
Life Time Fitness Inc.[a,b]	1,689	77,998
Polaris Industries Inc.	2,703	232,972
Royal Caribbean Cruises Ltd.	6,136	224,148
WMS Industries Inc.[a]	2,394	60,760

		1,893,822
LODGING — 0.43%
Choice Hotels International Inc.	1,158	45,232
Hyatt Hotels Corp. Class Aa,b	2,318	98,932
Las Vegas Sands Corp.	15,042	846,113
Marriott International Inc. Class A	10,349	445,628
MGM Resorts International[a]	15,878	224,197
Orient-Express Hotels Ltd. Class Aa	3,759	37,966
Starwood Hotels & Resorts Worldwide Inc.	8,110	523,257
Wyndham Worldwide Corp.	5,805	348,764
Wynn Resorts Ltd.	3,389	465,310

		3,035,399
MACHINERY — 1.18%
AGCO Corp.	4,122	219,497
Applied Industrial Technologies Inc.	1,825	77,106
Babcock & Wilcox Co. (The)	5,056	137,523
Briggs & Stratton Corp.	2,091	47,027
Caterpillar Inc.	27,720	2,347,052
Chart Industries Inc.[a]	1,275	108,133
Cognex Corp.	1,704	67,649
Cummins Inc.	7,499	797,819
Deere & Co.	16,444	1,468,449
Flowserve Corp.	2,045	323,355
Gardner Denver Inc.	2,088	156,788
Graco Inc.	2,562	155,078
IDEX Corp.	3,511	182,677
Joy Global Inc.	4,538	256,488
Manitowoc Co. Inc. (The)	5,628	105,581

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Middleby Corp. (The)[a]	792	$118,467
Nordson Corp.	2,412	167,610
Rockwell Automation Inc.	5,939	503,508
Roper Industries Inc.	4,201	502,650
Terex Corp.[a]	4,703	134,506
Wabtec Corp.	2,026	212,608
Xylem Inc.	7,909	219,475
Zebra Technologies Corp. Class Aa	2,199	102,583

		8,411,629
MANUFACTURING — 3.00%
3M Co.	26,865	2,813,034
A.O. Smith Corp.	1,649	124,384
Actuant Corp. Class A	3,100	97,030
AptarGroup Inc.	2,846	159,661
Carlisle Companies Inc.	2,717	176,252
CLARCOR Inc.	2,133	110,276
Colfax Corp.[a,b]	2,816	131,423
Crane Co.	2,047	110,190
Danaher Corp.	24,477	1,491,628
Donaldson Co. Inc.	5,762	209,622
Dover Corp.	7,421	511,901
Eaton Corp. PLC	19,866	1,219,971
General Electric Co.	440,625	9,821,531
Harsco Corp.	3,405	74,331
Hexcel Corp.[a]	4,263	130,022
Hillenbrand Inc.	2,631	66,117
Illinois Tool Works Inc.	17,498	1,129,671
Ingersoll-Rand PLC	11,708	629,890
ITT Corp.	3,922	108,247
Leggett & Platt Inc.	6,064	195,503
Pall Corp.	4,720	314,871
Parker Hannifin Corp.	6,337	561,268
Pentair Ltd. Registered	8,756	475,889
Polypore International Inc.[a,b]	2,007	84,154
SPX Corp.	1,995	148,647
Textron Inc.	11,535	297,026
Trinity Industries Inc.	3,358	141,741

		21,334,280
MEDIA — 3.38%
AMC Networks Inc. Class Aa	2,463	155,193
Cablevision NY Group Class A	9,110	135,374
CBS Corp. Class B NVS	24,656	1,128,752
Charter Communications Inc. Class Aa	3,532	355,814
Comcast Corp. Class A	111,726	4,614,284
DIRECTV[a]	24,327	1,375,935

Security	Shares	Value

Discovery Communications Inc. Series Aa	10,419	$821,225
DISH Network Corp. Class A	8,630	338,210
FactSet Research Systems Inc.	1,727	162,459
Gannett Co. Inc.	9,761	196,782
John Wiley & Sons Inc. Class A	1,944	74,202
Liberty Global Inc. Series Aa,b	10,262	742,661
Liberty Media Corp.[a]	4,742	544,761
Meredith Corp.	1,539	59,744
New York Times Co. (The) Class Aa	5,384	47,702
News Corp. Class A NVS	84,622	2,620,743
Nielsen Holdings NV	7,135	247,014
Scripps Networks Interactive Inc. Class A	3,659	243,616
Sirius XM Radio Inc.	136,527	443,713
Starz Liberty Capital Series Aa,b	4,710	110,120
Time Warner Cable Inc.	12,456	1,169,494
Time Warner Inc.	39,547	2,364,120
Viacom Inc. Class B NVS	19,195	1,228,288
Walt Disney Co. (The)	76,421	4,802,296
Washington Post Co. (The) Class B	192	85,121

		24,067,623
METAL FABRICATE & HARDWARE — 0.23%
Mueller Industries Inc.	1,189	61,566
Precision Castparts Corp.	6,174	1,181,024
Timken Co. (The)	3,382	177,792
Valmont Industries Inc.	998	145,439
Worthington Industries Inc.	2,286	73,564

		1,639,385
MINING — 0.40%
Alcoa Inc.	45,426	386,121
Allied Nevada Gold Corp.[a,b]	3,447	36,883
Coeur d’Alene Mines Corp.[a,b]	3,797	57,866
Compass Minerals International Inc.	1,389	120,204
Freeport-McMoRan Copper & Gold Inc.	40,280	1,225,720
Hecla Mining Co.	11,719	39,845
Kaiser Aluminum Corp.	701	44,163
Molycorp Inc.[a,b]	5,243	30,619
Newmont Mining Corp.	21,110	683,964
Royal Gold Inc.	2,764	153,623
Stillwater Mining Co.[a]	4,850	60,334

		2,839,342
OFFICE & BUSINESS EQUIPMENT — 0.08%
Pitney Bowes Inc.	8,594	117,480

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Xerox Corp.	51,990	$446,074

		563,554
OFFICE FURNISHINGS — 0.02%
Herman Miller Inc.	2,433	61,044
HNI Corp.	1,969	67,793

		128,837
OIL & GAS — 7.86%
Anadarko Petroleum Corp.	21,158	1,793,352
Apache Corp.	16,518	1,220,350
Atwood Oceanics Inc.[a,b]	2,427	119,044
Berry Petroleum Co. Class A	1,937	92,802
Cabot Oil & Gas Corp.	8,940	608,367
Cheniere Energy Inc.[a]	9,488	270,218
Chesapeake Energy Corp.	22,120	432,225
Chevron Corp.	82,326	10,044,595
Cimarex Energy Co.	3,671	268,644
Cobalt International Energy Inc.[a]	7,454	208,265
Concho Resources Inc.[a]	4,443	382,676
ConocoPhillips	51,676	3,123,814
Continental Resources Inc.[a]	2,432	194,365
Denbury Resources Inc.[a]	15,866	283,843
Devon Energy Corp.	16,047	883,548
Diamond Offshore Drilling Inc.	2,966	204,951
Energen Corp.	3,052	144,726
Ensco PLC Class A	9,875	569,590
EOG Resources Inc.	11,470	1,389,705
EQT Corp.	6,395	480,392
EXCO Resources Inc.	6,362	46,188
Exxon Mobil Corp.	189,803	16,890,569
Gulfport Energy Corp.[a,b]	2,892	150,933
Helmerich & Payne Inc.	4,506	264,142
Hess Corp.	12,618	910,767
HollyFrontier Corp.	8,659	428,188
Kodiak Oil & Gas Corp.[a,b]	11,431	89,505
Marathon Oil Corp.	29,796	973,435
Marathon Petroleum Corp.	13,976	1,095,159
McMoRan Exploration Co.[a]	4,287	70,950
Murphy Oil Corp.	7,694	477,720
Nabors Industries Ltd.	12,364	182,864
Newfield Exploration Co.[a]	5,743	125,140
Noble Corp.	10,685	400,688
Noble Energy Inc.	7,628	864,176
Oasis Petroleum Inc.[a,b]	2,972	101,732
Occidental Petroleum Corp.	34,089	3,042,784
Patterson-UTI Energy Inc.	6,199	130,737

Security	Shares	Value

Phillips 66	26,265	$1,600,852
Pioneer Natural Resources Co.	5,623	687,299
Plains Exploration & Production Co.[a]	5,456	246,611
QEP Resources Inc.	7,585	217,765
Range Resources Corp.	6,917	508,538
Rosetta Resources Inc.[a]	2,248	96,462
Rowan Companies PLC[a]	5,323	173,157
SandRidge Energy Inc.[a,b]	14,691	75,512
SM Energy Co.	2,846	173,606
Southwestern Energy Co.[a]	14,912	558,007
Tesoro Corp.	5,838	311,749
Transocean Ltd.[a]	15,279	786,410
Ultra Petroleum Corp.[a]	6,410	137,174
Unit Corp.[a]	1,860	78,176
Valero Energy Corp.	23,282	938,730
Western Refining Inc.	2,442	75,482
Whiting Petroleum Corp.[a]	4,989	222,011
WPX Energy Inc.[a]	8,502	132,886

		55,981,576
OIL & GAS SERVICES — 1.58%
Baker Hughes Inc.	18,729	850,109
Cameron International Corp.[a]	10,506	646,644
CARBO Ceramics Inc.	843	59,558
Core Laboratories NV	1,964	284,348
Dresser-Rand Group Inc.[a]	3,223	179,231
Dril-Quip Inc.[a]	1,536	128,579
Exterran Holdings Inc.[a,b]	2,721	71,889
FMC Technologies Inc.[a]	10,099	548,376
Halliburton Co.	39,352	1,683,085
Helix Energy Solutions Group Inc.[a]	4,266	98,289
Key Energy Services Inc.[a,b]	6,348	37,707
Lufkin Industries Inc.	1,461	128,992
National Oilwell Varco Inc.	18,111	1,181,199
Oceaneering International Inc.	4,614	323,764
Oil States International Inc.[a]	2,336	208,745
Schlumberger Ltd.	56,223	4,184,678
SEACOR Holdings Inc.	802	57,832
Superior Energy Services Inc.[a]	6,828	188,385
Weatherford International Ltd.[a]	32,504	415,726

		11,277,136
PACKAGING & CONTAINERS — 0.27%
Ball Corp.	6,348	280,074
Bemis Co. Inc.	4,356	171,409
Crown Holdings Inc.[a]	6,123	261,330
Greif Inc. Class A	1,313	63,247

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Owens-Illinois Inc.[a]	6,959	$182,882
Packaging Corp. of America	4,210	200,227
Rock-Tenn Co. Class A	3,050	305,427
Sealed Air Corp.	8,210	181,605
Silgan Holdings Inc.	1,921	91,958
Sonoco Products Co.	4,290	150,322

		1,888,481
PHARMACEUTICALS — 6.62%
Abbott Laboratories	66,450	2,453,334
AbbVie Inc.	66,891	3,080,331
Actavis Inc.[a]	5,431	574,220
Align Technology Inc.[a]	3,069	101,645
Alkermes PLC[a]	5,637	172,549
Allergan Inc.	12,974	1,473,198
AmerisourceBergen Corp.	9,777	529,131
BioMarin Pharmaceutical Inc.[a,b]	5,691	373,330
Bristol-Myers Squibb Co.	69,291	2,752,238
Cardinal Health Inc.	14,438	638,448
DENTSPLY International Inc.	6,022	255,032
Eli Lilly and Co.	42,242	2,339,362
Endo Health Solutions Inc.[a]	4,912	179,976
Express Scripts Holding Co.[a]	34,614	2,055,033
Forest Laboratories Inc.[a]	9,954	372,379
Herbalife Ltd.[b]	4,380	173,930
Impax Laboratories Inc.[a]	2,759	48,282
Isis Pharmaceuticals Inc.[a,b]	4,299	96,255
Jazz Pharmaceuticals PLC[a]	2,115	123,410
Johnson & Johnson	118,455	10,095,920
McKesson Corp.	9,891	1,046,666
Mead Johnson Nutrition Co. Class A	8,506	689,752
Medivation Inc.[a,b]	3,130	164,982
Merck & Co. Inc.	127,943	6,013,321
Mylan Inc.[a]	16,803	489,135
Nektar Therapeutics[a,b]	4,766	51,663
Omnicare Inc.	4,445	194,558
Onyx Pharmaceuticals Inc.[a]	3,040	288,192
Patterson Companies Inc.	3,571	135,519
Perrigo Co.	3,737	446,235
Pfizer Inc.	304,666	8,856,641
Pharmacyclics Inc.[a,b]	2,128	173,432
Questcor Pharmaceuticals Inc.[b]	2,472	75,989
Salix Pharmaceuticals Ltd.[a,b]	2,207	115,404
Theravance Inc.[a,b]	2,836	95,715
VCA Antech Inc.[a,b]	3,754	90,471
ViroPharma Inc.[a,b]	2,771	75,510

Security	Shares	Value

VIVUS Inc.[a,b]	4,235	$56,283
Warner Chilcott PLC Class A	7,384	106,182
Zoetis Inc.	3,610	119,202

		47,172,855
PIPELINES — 0.50%
Kinder Morgan Inc.	26,832	1,049,131
ONEOK Inc.	8,720	447,859
SemGroup Corp. Class Aa	1,767	91,619
Spectra Energy Corp.	28,382	894,885
Williams Companies Inc. (The)	28,946	1,103,711

		3,587,205
REAL ESTATE — 0.18%
Alexander & Baldwin Inc.[a]	1,827	62,228
CBRE Group Inc. Class Aa	12,876	311,857
Forest City Enterprises Inc. Class Aa,b	5,993	111,889
Howard Hughes Corp. (The)[a]	1,215	114,672
Jones Lang LaSalle Inc.	1,872	185,365
Realogy Holdings Corp.[a]	4,987	239,376
St. Joe Co. (The)[a,b]	3,856	75,462
WP Carey Inc.	2,429	171,293

		1,272,142
REAL ESTATE INVESTMENT TRUSTS — 3.61%
Alexandria Real Estate Equities Inc.	2,726	198,371
American Campus Communities Inc.[b]	4,446	198,469
American Capital Agency Corp.	16,635	554,112
American Tower Corp.	16,775	1,408,932
Annaly Capital Management Inc.	41,325	658,720
Apartment Investment and Management Co. Class A	6,223	193,597
ARMOUR Residential REIT Inc.	15,864	102,957
AvalonBay Communities Inc.	4,831	642,716
BioMed Realty Trust Inc.	7,796	175,488
Boston Properties Inc.	6,441	704,839
Brandywine Realty Trust	6,093	90,968
BRE Properties Inc. Class A	3,268	164,969
Camden Property Trust	3,603	260,641
CBL & Associates Properties Inc.	6,912	166,856
Chimera Investment Corp.	43,286	142,844
Colonial Properties Trust[b]	3,532	81,978
CommonWealth REIT	5,025	112,208
Corporate Office Properties Trust	3,332	96,595
Corrections Corp. of America	4,259	154,176
CYS Investments Inc.	7,432	92,380
DCT Industrial Trust Inc.[b]	11,899	93,169
DDR Corp.[b]	10,326	189,379

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

DiamondRock Hospitality Co.	8,202	$81,856
Digital Realty Trust Inc.	5,289	372,980
Douglas Emmett Inc.	5,581	146,055
Duke Realty Corp.	13,664	241,033
DuPont Fabros Technology Inc.[b]	2,810	70,643
EastGroup Properties Inc.[b]	1,287	81,171
Entertainment Properties Trust[b]	1,953	110,423
Equity Lifestyle Properties, Inc.	1,654	134,387
Equity Residential	13,594	789,268
Essex Property Trust Inc.	1,610	252,850
Extra Space Storage Inc.	4,330	188,701
Federal Realty Investment Trust	2,759	322,831
Franklin Street Properties Corp.[b]	3,114	47,551
General Growth Properties Inc.	19,168	435,497
GEO Group Inc. (The)	3,034	113,623
Hatteras Financial Corp.	4,217	115,251
HCP Inc.	19,256	1,026,345
Health Care REIT Inc.	11,081	830,743
Healthcare Realty Trust Inc.	3,774	113,295
Highwoods Properties Inc.	3,421	140,364
Home Properties Inc.[b]	2,191	141,232
Hospitality Properties Trust	5,828	171,401
Host Hotels & Resorts Inc.	30,870	563,995
Invesco Mortgage Capital Inc.	5,536	118,470
Kilroy Realty Corp.	3,162	178,938
Kimco Realty Corp.[b]	17,273	410,752
LaSalle Hotel Properties	4,059	105,250
Lexington Realty Trust	7,668	98,227
Liberty Property Trust	5,040	216,670
Macerich Co. (The)[b]	5,835	408,742
Mack-Cali Realty Corp.	3,548	98,528
Medical Properties Trust Inc.[b]	6,291	101,222
MFA Financial Inc.	15,061	139,615
Mid-America Apartment Communities Inc.	1,799	123,645
National Retail Properties Inc.[b]	4,920	195,226
Omega Healthcare Investors Inc.[b]	4,785	157,283
Piedmont Office Realty Trust Inc. Class A	7,130	146,308
Plum Creek Timber Co. Inc.[b]	6,896	355,420
Post Properties Inc.	2,318	114,579
Potlatch Corp.	1,689	79,974
Prologis Inc.	19,652	824,401
Public Storage	6,119	1,009,635
Rayonier Inc.	5,296	314,688

Security	Shares	Value

Realty Income Corp.	8,242	$420,095
Redwood Trust Inc.[b]	3,472	79,231
Regency Centers Corp.	3,841	216,095
RLJ Lodging Trust	5,098	117,458
Ryman Hospitality Properties Inc.	2,163	96,167
Senior Housing Properties Trust[b]	7,988	227,099
Silver Bay Realty Trust Corp.	616	11,753
Simon Property Group Inc.	13,192	2,349,099
SL Green Realty Corp.	3,697	335,318
Sovran Self Storage Inc.	1,282	87,945
Starwood Property Trust Inc.	6,872	188,911
Sunstone Hotel Investors Inc.[a]	6,689	83,010
Tanger Factory Outlet Centers Inc.	3,955	146,810
Taubman Centers Inc.	2,423	207,191
Two Harbors Investment Corp.	14,770	176,945
UDR Inc.	10,658	261,974
Ventas Inc.	12,271	977,140
Vornado Realty Trust	7,196	630,082
Washington Real Estate Investment Trust	2,772	79,168
Weingarten Realty Investors[b]	4,706	160,333
Weyerhaeuser Co.	23,165	706,764

		25,732,020
RETAIL — 6.39%
Abercrombie & Fitch Co. Class A	3,414	169,198
Advance Auto Parts Inc.	3,152	264,390
Aeropostale Inc.[a,b]	3,424	50,196
American Eagle Outfitters Inc.	7,655	148,890
ANN INC.[a]	2,056	60,734
Ascena Retail Group Inc.[a]	5,376	99,456
AutoNation Inc.[a]	1,660	75,547
AutoZone Inc.[a]	1,544	631,635
Bed Bath & Beyond Inc.[a]	9,606	660,893
Best Buy Co. Inc.	11,299	293,661
Big Lots Inc.[a]	2,440	88,865
Bob Evans Farms Inc.	1,222	52,961
Brinker International Inc.	3,007	116,972
Buckle Inc. (The)[b]	1,146	55,638
Cabela’s Inc.[a]	1,943	124,741
CarMax Inc.[a]	9,693	446,266
Casey’s General Stores Inc.	1,627	94,220
Cash America International Inc.	1,238	54,014
Cheesecake Factory Inc. (The)	2,081	82,865
Chico’s FAS Inc.	7,100	129,717
Children’s Place Retail Stores Inc. (The)[a]	1,003	49,067

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Chipotle Mexican Grill Inc.[a]	1,317	$478,321
Coinstar Inc.[a,b]	1,186	62,633
Copart Inc.[a]	4,528	159,612
Costco Wholesale Corp.	18,418	1,997,064
Cracker Barrel Old Country Store Inc.	1,010	83,567
CVS Caremark Corp.	52,104	3,031,411
Darden Restaurants Inc.	5,495	283,707
Dick’s Sporting Goods Inc.	4,210	202,501
Dillard’s Inc. Class A	1,289	106,227
Dollar General Corp.[a]	12,803	666,908
Dollar Tree Inc.[a]	9,657	459,287
Domino’s Pizza Inc.	2,412	133,142
DSW Inc. Class A	1,383	91,444
Dunkin’ Brands Group Inc.	3,159	122,601
Express Inc.[a,b]	3,873	70,527
EZCORP Inc. Class A NVS[a]	2,023	34,189
Family Dollar Stores Inc.	4,095	251,310
Fifth & Pacific Companies Inc.[a,b]	5,091	104,976
Foot Locker Inc.	6,431	224,249
GameStop Corp. Class A	5,200	181,480
Gap Inc. (The)	12,598	478,598
Genesco Inc.[a,b]	1,039	63,950
GNC Holdings Inc. Class A	3,091	140,115
Group 1 Automotive Inc.	907	54,855
Guess? Inc.	2,606	72,134
Home Depot Inc. (The)	63,290	4,642,322
HSN Inc.	1,568	82,445
J.C. Penney Co. Inc.	6,012	98,717
Jack in the Box Inc.[a,b]	1,854	66,466
Kohl’s Corp.	8,990	423,069
L Brands Inc.	10,167	512,518
Lowe’s Companies Inc.	46,911	1,802,321
Macy’s Inc.	16,607	740,672
McDonald’s Corp.	42,447	4,335,537
Men’s Wearhouse Inc. (The)	2,031	68,039
MSC Industrial Direct Co. Inc. Class A	1,985	156,418
Nordstrom Inc.	6,360	359,912
Nu Skin Enterprises Inc. Class A	2,239	113,584
O’Reilly Automotive Inc.[a]	4,729	507,516
Panera Bread Co. Class Aa	1,197	212,144
Papa John’s International Inc.[a]	716	45,108
PetSmart Inc.	4,594	313,495
Pier 1 Imports Inc.	4,624	107,323
PVH Corp.	3,317	382,815
Regis Corp.	2,439	45,731

Security	Shares	Value

Rite Aid Corp.[a]	30,330	$80,375
Ross Stores Inc.	9,458	624,890
Saks Inc.[a]	4,307	49,746
Sally Beauty Holdings Inc.[a,b]	6,597	198,306
Sears Holdings Corp.[a,b]	1,550	79,577
Signet Jewelers Ltd.	3,414	234,644
Staples Inc.	28,627	379,021
Starbucks Corp.	31,671	1,926,864
Target Corp.	27,511	1,941,176
Tiffany & Co.	5,063	373,042
TJX Companies Inc. (The)	30,779	1,501,092
Tractor Supply Co.	2,941	315,187
Ulta Salon, Cosmetics & Fragrance Inc.[a]	2,519	220,790
Urban Outfitters Inc.[a]	4,648	192,613
Vitamin Shoppe Inc.[a]	1,293	63,551
Wal-Mart Stores Inc.	70,803	5,502,809
Walgreen Co.	36,318	1,798,104
Wendy’s Co. (The)	11,962	68,064
Williams-Sonoma Inc.	3,666	196,791
World Fuel Services Corp.	3,067	124,367
Yum! Brands Inc.	19,023	1,295,847

		45,487,742
SAVINGS & LOANS — 0.13%
Capitol Federal Financial Inc.	5,946	70,401
First Niagara Financial Group Inc.	15,178	144,343
Hudson City Bancorp Inc.	20,194	167,812
New York Community Bancorp Inc.	18,707	253,480
People’s United Financial Inc.	14,520	191,083
TFS Financial Corp.[a]	3,413	37,099
Washington Federal Inc.	4,526	77,711

		941,929
SEMICONDUCTORS — 2.67%
Advanced Micro Devices Inc.[a,b]	25,785	72,714
Altera Corp.	13,584	434,824
Analog Devices Inc.	12,997	571,738
Applied Materials Inc.	51,035	740,518
Atmel Corp.[a]	18,663	120,750
Broadcom Corp. Class A	22,238	800,568
Cavium Inc.[a,b]	2,137	67,209
Cirrus Logic Inc.[a]	2,734	52,794
Cree Inc.[a,b]	4,955	280,304
Cypress Semiconductor Corp.[a]	5,726	57,775
Fairchild Semiconductor International Inc.[a]	5,363	69,183

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

First Solar Inc.[a,b]	2,554	$118,914
Hittite Microwave Corp.[a]	1,148	64,414
Integrated Device Technology Inc.[a,b]	6,118	43,499
Intel Corp.	209,357	5,014,100
International Rectifier Corp.[a,b]	2,906	61,636
Intersil Corp. Class A	5,331	41,369
KLA-Tencor Corp.	7,058	382,897
Lam Research Corp.[a]	6,897	318,779
Linear Technology Corp.	9,880	360,620
LSI Corp.[a]	23,353	152,729
Marvell Technology Group Ltd.	19,544	210,293
Maxim Integrated Products Inc.	12,424	384,274
Microchip Technology Inc.	8,299	302,250
Micron Technology Inc.[a]	43,547	410,213
Microsemi Corp.[a]	3,965	82,472
NVIDIA Corp.	26,457	364,313
ON Semiconductor Corp.[a]	19,045	149,694
PMC-Sierra Inc.[a,b]	8,336	48,015
QLogic Corp.[a]	3,862	41,941
QUALCOMM Inc.	72,728	4,481,499
Rovi Corp.[a]	4,376	102,355
Semtech Corp.[a]	2,761	88,545
Silicon Laboratories Inc.[a]	1,611	63,973
Skyworks Solutions Inc.[a]	8,114	179,076
Teradyne Inc.[a,b]	8,085	132,917
Texas Instruments Inc.	46,667	1,689,812
Veeco Instruments Inc.[a,b]	1,643	62,549
Xilinx Inc.	11,087	420,308

		19,041,833
SHIPBUILDING — 0.02%
Huntington Ingalls Industries Inc.	2,107	111,460

		111,460
SOFTWARE — 3.64%
ACI Worldwide Inc.[a,b]	1,698	79,823
Activision Blizzard Inc.	17,979	268,786
Acxiom Corp.[a]	3,137	62,395
Adobe Systems Inc.[a]	21,179	954,749
Akamai Technologies Inc.[a]	7,597	333,584
Allscripts Healthcare Solutions Inc.[a]	7,317	101,267
ANSYS Inc.[a]	3,948	319,235
Aspen Technology Inc.[a]	3,977	121,219
athenahealth Inc.[a,b]	1,544	148,625
Autodesk Inc.[a]	9,545	375,882
BMC Software Inc.[a]	5,581	253,824
Broadridge Financial Solutions Inc.	5,202	130,986

Security	Shares	Value

CA Inc.	14,139	$381,329
Cerner Corp.[a]	6,218	601,716
Citrix Systems Inc.[a]	7,916	492,138
CommVault Systems Inc.[a,b]	1,823	134,063
Compuware Corp.[a]	9,015	108,180
Concur Technologies Inc.[a,b]	1,937	141,614
Dun & Bradstreet Corp. (The)	1,737	153,638
Electronic Arts Inc.[a]	12,747	224,475
Fair Isaac Corp.	1,525	71,034
Fidelity National Information Services Inc.	12,454	523,691
Fiserv Inc.[a]	5,682	517,687
Informatica Corp.[a,b]	4,581	150,852
Intuit Inc.	11,823	705,124
Microsoft Corp.	319,470	10,574,457
MSCI Inc. Class Aa	5,108	174,183
NetSuite Inc.[a]	1,181	103,881
Nuance Communications Inc.[a,b]	10,749	204,661
Oracle Corp.	156,315	5,124,006
Progress Software Corp.[a]	2,458	55,477
PTC Inc.[a]	5,079	121,947
QLIK Technologies Inc.[a,b]	3,091	80,397
Red Hat Inc.[a]	8,188	392,451
Salesforce.com Inc.[a]	22,900	941,419
SolarWinds Inc.[a]	2,601	132,261
Solera Holdings Inc.	2,927	168,537
Take-Two Interactive Software Inc.[a]	3,812	58,171
Ultimate Software Group Inc. (The)[a]	1,174	113,397
VeriFone Systems Inc.[a]	4,492	96,488
VMware Inc. Class Aa	3,643	256,831

		25,954,480
TELECOMMUNICATIONS — 3.92%
ADTRAN Inc.	2,637	55,377
Amdocs Ltd.	6,873	245,366
Anixter International Inc.	1,139	81,712
ARRIS Group Inc.[a]	4,863	80,288
Aruba Networks Inc.[a,b]	4,542	102,150
AT&T Inc.	232,732	8,718,141
CenturyLink Inc.	26,572	998,310
Ciena Corp.[a,b]	4,312	64,507
Cisco Systems Inc.	225,699	4,721,623
Corning Inc.	62,547	906,931
Crown Castle International Corp.[a]	12,457	959,189
DigitalGlobe Inc.[a]	3,085	90,051
Finisar Corp.[a,b]	3,944	50,641

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Frontier Communications Corp.[b]	42,080	$175,053
Harris Corp.	4,794	221,483
InterDigital Inc.	1,716	76,208
IPG Photonics Corp.[b]	1,203	76,607
JDS Uniphase Corp.[a]	9,988	134,838
Juniper Networks Inc.[a]	21,902	362,478
Level 3 Communications Inc.[a,b]	6,915	139,199
MetroPCS Communications Inc.[a]	13,510	159,958
Motorola Solutions Inc.	11,723	670,556
NeuStar Inc. Class Aa,b	2,721	119,370
NII Holdings Inc.[a,b]	7,212	62,744
Plantronics Inc.	1,819	79,709
Polycom Inc.[a]	7,606	79,863
RF Micro Devices Inc.[a]	11,584	64,986
SBA Communications Corp. Class Aa	5,370	424,176
Sprint Nextel Corp.[a]	127,900	901,695
Telephone & Data Systems Inc.	4,286	96,178
tw telecom inc.[a]	6,395	173,177
Verizon Communications Inc.	120,998	6,523,002
ViaSat Inc.[a,b]	1,723	83,514
Windstream Corp.	25,186	214,585

		27,913,665
TEXTILES — 0.07%
Cintas Corp.	4,493	201,601
Mohawk Industries Inc.[a]	2,473	274,206

		475,807
TOYS, GAMES & HOBBIES — 0.13%
Hasbro Inc.	4,906	232,397
Mattel Inc.	14,592	666,271

		898,668
TRANSPORTATION — 1.63%
Bristow Group Inc.	1,533	96,886
C.H. Robinson Worldwide Inc.	6,842	406,346
Con-way Inc.	2,336	78,957
CSX Corp.	43,361	1,066,247
Expeditors International of Washington Inc.	8,773	315,214
FedEx Corp.	12,329	1,159,049
Forward Air Corp.	1,235	45,559
Genesee & Wyoming Inc. Class Aa,b	2,100	178,920
Hub Group Inc. Class Aa	1,502	55,048
J.B. Hunt Transport Services Inc.	3,824	271,772
Kansas City Southern Industries Inc.	4,665	508,812
Kirby Corp.[a,b]	2,410	180,485
Knight Transportation Inc.	2,510	39,206

Security	Shares	Value

Landstar System Inc.	1,994	$108,992
Matson Inc.	1,812	42,654
Norfolk Southern Corp.	13,360	1,034,331
Old Dominion Freight Line Inc.[a]	2,971	114,383
Ryder System Inc.	2,159	125,373
Teekay Corp.	1,595	56,782
Tidewater Inc.	2,099	110,093
Union Pacific Corp.	19,860	2,938,486
United Parcel Service Inc. Class B	30,261	2,597,604
UTi Worldwide Inc.	4,313	63,358
Werner Enterprises Inc.	1,899	43,601

		11,638,158
TRUCKING & LEASING — 0.01%
GATX Corp.	1,963	100,015

		100,015
WATER — 0.07%
American Water Works Co. Inc.	7,508	314,435
Aqua America Inc.	5,963	189,206

		503,641

TOTAL COMMON STOCKS
(Cost: $584,374,966)		711,066,082

SHORT-TERM INVESTMENTS — 1.88%

MONEY MARKET FUNDS — 1.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	11,637,394	11,637,394
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	808,690	808,690
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	927,650	927,650

		13,373,734

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,373,734)		13,373,734

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 101.69%
(Cost: $597,748,700)	$724,439,816
Other Assets Less Liabilities — (1.69)%	(12,024,221)

NET ASSETS — 100.00%	$712,415,595

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.91%

ELECTRIC — 0.43%
OGE Energy Corp.	72,266	$5,234,226

		5,234,226
ENGINEERING & CONSTRUCTION — 0.15%
McDermott International Inc.[a,b]	173,170	1,849,456

		1,849,456
MACHINERY — 0.15%
Chart Industries Inc.[a,b]	22,050	1,870,061

		1,870,061
OIL & GAS — 79.52%
Anadarko Petroleum Corp.	366,157	31,035,467
Apache Corp.	286,572	21,171,939
Atwood Oceanics Inc.[a,b]	41,591	2,040,039
Berry Petroleum Co. Class A	33,039	1,582,899
Cabot Oil & Gas Corp.	153,926	10,474,664
Cheniere Energy Inc.[a]	163,344	4,652,037
Chesapeake Energy Corp.	380,878	7,442,356
Chevron Corp.	1,421,067	173,384,385
Cimarex Energy Co.	63,199	4,624,903
Cobalt International Energy Inc.[a]	129,039	3,605,350
Concho Resources Inc.[a,b]	76,515	6,590,237
ConocoPhillips	893,151	53,990,978
Continental Resources Inc.[a]	41,920	3,350,246
Denbury Resources Inc.[a]	273,171	4,887,029
Devon Energy Corp.	276,201	15,207,627
Diamond Offshore Drilling Inc.	50,791	3,509,658
Energen Corp.	52,706	2,499,319
Ensco PLC Class A	170,042	9,808,023
EOG Resources Inc.	198,771	24,083,094
EQT Corp.	110,115	8,271,839
EXCO Resources Inc.	106,594	773,872
Exxon Mobil Corp.	3,277,431	291,658,585
Gulfport Energy Corp.[a,b]	49,598	2,588,520
Helmerich & Payne Inc.	77,734	4,556,767
Hess Corp.	217,356	15,688,756
HollyFrontier Corp.	148,898	7,363,006
Kodiak Oil & Gas Corp.[a]	193,881	1,518,088
Marathon Oil Corp.	517,688	16,912,867
Marathon Petroleum Corp.	242,447	18,998,147
McMoRan Exploration Co.[a,b]	74,097	1,226,305
Murphy Oil Corp.	132,504	8,227,173
Nabors Industries Ltd.	212,637	3,144,901
Newfield Exploration Co.[a]	98,560	2,147,622

Security	Shares	Value

Noble Corp.	184,862	$6,932,325
Noble Energy Inc.	131,345	14,880,075
Oasis Petroleum Inc.[a,b]	52,111	1,783,760
Occidental Petroleum Corp.	589,224	52,594,134
Patterson-UTI Energy Inc.	106,463	2,245,305
Phillips 66	454,635	27,710,003
Pioneer Natural Resources Co.	96,820	11,834,309
Plains Exploration & Production Co.[a]	94,348	4,264,530
QEP Resources Inc.	130,570	3,748,665
Range Resources Corp.	119,118	8,757,555
Rosetta Resources Inc.[a]	43,523	1,867,572
Rowan Companies PLC[a]	90,753	2,952,195
SandRidge Energy Inc.[a,b]	256,276	1,317,259
SM Energy Co.	48,328	2,948,008
Southwestern Energy Co.[a]	256,775	9,608,521
Tesoro Corp.	100,526	5,368,088
Transocean Ltd.[a]	262,903	13,531,617
Ultra Petroleum Corp.[a,b]	111,473	2,385,522
Unit Corp.[a]	32,124	1,350,172
Valero Energy Corp.	404,476	16,308,472
Western Refining Inc.	42,109	1,301,589
Whiting Petroleum Corp.[a]	86,033	3,828,469
WPX Energy Inc.[a]	145,903	2,280,464

		966,815,307
OIL & GAS SERVICES — 16.01%
Baker Hughes Inc.	323,174	14,668,868
Cameron International Corp.[a]	181,295	11,158,707
CARBO Ceramics Inc.	14,450	1,020,893
Core Laboratories NV	33,810	4,895,012
Dresser-Rand Group Inc.[a]	55,449	3,083,519
Dril-Quip Inc.[a,b]	26,585	2,225,430
Exterran Holdings Inc.[a,b]	47,655	1,259,045
FMC Technologies Inc.[a,b]	173,902	9,442,879
Halliburton Co.	681,612	29,152,545
Helix Energy Solutions Group Inc.[a]	72,307	1,665,953
Key Energy Services Inc.[a]	111,853	664,407
Lufkin Industries Inc.	24,739	2,184,206
National Oilwell Varco Inc.	312,089	20,354,445
Oceaneering International Inc.	79,099	5,550,377
Oil States International Inc.[a]	40,090	3,582,442
Schlumberger Ltd.	971,609	72,316,858
SEACOR Holdings Inc.	13,885	1,001,247
Superior Energy Services Inc.[a]	116,439	3,212,552
Weatherford International Ltd.[a,b]	559,389	7,154,585

		194,593,970

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

PIPELINES — 3.18%
Kinder Morgan Inc.	462,111	$18,068,540
SemGroup Corp. Class Aa	30,764	1,595,113
Williams Companies Inc. (The)	498,523	19,008,682

		38,672,335
SEMICONDUCTORS — 0.17%
First Solar Inc.[a,b]	44,155	2,055,857

		2,055,857
TRANSPORTATION — 0.30%
Bristow Group Inc.	26,487	1,673,978
Tidewater Inc.	36,280	1,902,886

		3,576,864

TOTAL COMMON STOCKS
(Cost: $1,199,886,273)		1,214,668,076

SHORT-TERM INVESTMENTS — 2.14%

MONEY MARKET FUNDS — 2.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	22,992,804	22,992,804
BlackRock Cash Funds: Prime, SL Agency Shares
0.16% [c,d,e]	1,597,784	1,597,784
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	1,469,960	1,469,960

		26,060,548

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,060,548)		26,060,548

TOTAL INVESTMENTS IN SECURITIES — 102.05%
(Cost: $1,225,946,821)		1,240,728,624
Other Assets, Less Liabilities — (2.05)%		(24,941,688)

NET ASSETS — 100.00%		$1,215,786,936

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.82%

BIOTECHNOLOGY — 18.21%
Acorda Therapeutics Inc.[a]	20,333	$804,577
Alexion Pharmaceuticals Inc.[a]	98,273	9,630,754
Amgen Inc.	376,830	39,269,454
Arena Pharmaceuticals Inc.[a,b]	109,648	903,500
ARIAD Pharmaceuticals Inc.[a,b]	91,787	1,640,234
Bio-Rad Laboratories Inc. Class Aa	10,147	1,215,103
Biogen Idec Inc.[a]	118,981	26,048,510
Celgene Corp.[a]	210,836	24,893,407
Charles River Laboratories International Inc.[a]	24,357	1,059,286
Cubist Pharmaceuticals Inc.[a,b]	32,744	1,503,605
Gilead Sciences Inc.[a]	766,516	38,816,370
Illumina Inc.[a,b]	62,364	4,034,327
Incyte Corp.[a,b]	67,556	1,496,365
Life Technologies Corp.[a]	86,609	6,382,217
Myriad Genetics Inc.[a]	41,033	1,142,769
PDL BioPharma Inc.[b]	70,616	546,568
Regeneron Pharmaceuticals Inc.[a,b]	38,455	8,273,209
Seattle Genetics Inc.[a,b]	52,279	1,931,709
United Therapeutics Corp.[a]	23,550	1,572,669
Vertex Pharmaceuticals Inc.[a]	109,843	8,438,139

		179,602,772
COMMERCIAL SERVICES — 0.31%
Healthcare Services Group Inc.	34,441	767,690
HMS Holdings Corp.[a,b]	43,926	1,107,374
PAREXEL International Corp.[a,b]	29,330	1,201,064

		3,076,128
DISTRIBUTION & WHOLESALE — 0.11%
Owens & Minor Inc.[b]	31,926	1,039,830

		1,039,830
ELECTRONICS — 1.88%
Thermo Fisher Scientific Inc.	180,049	14,526,353
Waters Corp.[a]	43,208	3,992,419

		18,518,772
HEALTH CARE — PRODUCTS — 15.29%
Alere Inc.[a]	38,359	985,059
Baxter International Inc.	274,863	19,204,678
Becton, Dickinson and Co.	97,647	9,208,112
Boston Scientific Corp.[a]	683,322	5,118,082
C.R. Bard Inc.	38,263	3,801,812
CareFusion Corp.[a]	111,960	3,743,942
Cepheid Inc.[a,b]	33,455	1,275,639

Security	Shares	Value

Cooper Companies Inc. (The)	24,265	$2,678,856
Covidien PLC	237,659	15,172,151
Edwards Lifesciences Corp.[a]	57,431	3,663,523
Haemonetics Corp.[a,b]	26,066	1,003,541
Henry Schein Inc.[a,b]	44,077	3,984,561
Hill-Rom Holdings Inc.	30,450	1,037,431
Hologic Inc.[a,b]	134,534	2,740,458
Hospira Inc.[a]	83,109	2,752,570
IDEXX Laboratories Inc.[a,b]	27,403	2,410,368
Intuitive Surgical Inc.[a]	20,202	9,945,243
Masimo Corp.	26,344	528,461
Medtronic Inc.	509,210	23,769,923
ResMed Inc.	72,137	3,464,019
Sirona Dental Systems Inc.[a]	28,678	2,108,980
St. Jude Medical Inc.	142,400	5,869,728
Steris Corp.	29,501	1,226,947
Stryker Corp.	145,589	9,547,727
TECHNE Corp.	17,468	1,120,397
Teleflex Inc.	20,664	1,614,478
Thoratec Corp.[a]	29,071	1,052,370
Varian Medical Systems Inc.[a]	54,888	3,575,404
Volcano Corp.[a,b]	27,276	553,430
West Pharmaceutical Services Inc.	17,347	1,107,779
Zimmer Holdings Inc.	85,263	6,518,356

		150,784,025
HEALTH CARE — SERVICES — 11.20%
Aetna Inc.	165,130	9,485,067
Brookdale Senior Living Inc.[a]	49,539	1,277,611
Centene Corp.[a]	26,397	1,219,541
Cigna Corp.	143,962	9,525,966
Community Health Systems Inc.	46,507	2,119,324
Covance Inc.[a]	27,798	2,072,619
Coventry Health Care Inc.	67,668	3,352,949
DaVita HealthCare Partners Inc.[a]	42,490	5,041,438
HCA Holdings Inc.	122,803	4,898,612
Health Management Associates Inc. Class Aa	129,809	1,491,505
Health Net Inc.[a]	39,989	1,175,677
HealthSouth Corp.[a,b]	43,943	1,208,433
Humana Inc.	79,724	5,908,346
Laboratory Corp. of America Holdings[a,b]	46,843	4,373,262
LifePoint Hospitals Inc.[a]	23,698	1,137,504
Magellan Health Services Inc.[a]	13,632	697,413
MEDNAX Inc.[a,b]	25,226	2,238,303

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Quest Diagnostics Inc.	79,618	$4,484,882
Tenet Healthcare Corp.[a]	52,356	2,374,868
UnitedHealth Group Inc.	516,039	30,926,217
Universal Health Services Inc. Class B	44,694	2,976,173
WellCare Health Plans Inc.[a]	21,818	1,272,208
WellPoint Inc.	153,067	11,161,646

		110,419,564
PHARMACEUTICALS — 52.82%
Abbott Laboratories	790,822	29,197,148
AbbVie Inc.	795,851	36,648,939
Actavis Inc.[a]	64,353	6,804,043
Align Technology Inc.[a,b]	36,294	1,202,057
Alkermes PLC[a]	67,158	2,055,706
Allergan Inc.	154,845	17,582,650
BioMarin Pharmaceutical Inc.[a]	67,620	4,435,872
Bristol-Myers Squibb Co.	824,406	32,745,406
DENTSPLY International Inc.	71,800	3,040,730
Eli Lilly and Co.	502,634	27,835,871
Endo Health Solutions Inc.[a]	57,576	2,109,585
Express Scripts Holding Co.[a]	412,101	24,466,436
Forest Laboratories Inc.[a]	117,929	4,411,724
Impax Laboratories Inc.[a]	32,734	572,845
Isis Pharmaceuticals Inc.[a,b]	51,071	1,143,480
Jazz Pharmaceuticals PLC[a]	25,123	1,465,927
Johnson & Johnson	1,407,459	119,957,731
Medivation Inc.[a]	37,478	1,975,465
Merck & Co. Inc.	1,521,779	71,523,613
Mylan Inc.[a]	199,131	5,796,704
Nektar Therapeutics[a,b]	58,099	629,793
Onyx Pharmaceuticals Inc.[a]	36,104	3,422,659
Patterson Companies Inc.	42,203	1,601,604
Perrigo Co.	44,480	5,311,357
Pfizer Inc.	3,619,751	105,226,162
Pharmacyclics Inc.[a]	25,134	2,048,421
Questcor Pharmaceuticals Inc.[b]	29,537	907,967
Salix Pharmaceuticals Ltd.[a]	26,215	1,370,782
Theravance Inc.[a,b]	34,575	1,166,906
ViroPharma Inc.[a,b]	32,898	896,471
VIVUS Inc.[a,b]	50,746	674,414
Warner Chilcott PLC Class A	88,558	1,273,464
Zoetis Inc.	42,899	1,416,525

		520,918,457

TOTAL COMMON STOCKS
(Cost: $873,304,844)		984,359,548

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.76%

MONEY MARKET FUNDS — 2.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	24,202,034	$24,202,034
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	1,681,815	1,681,815
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	1,342,476	1,342,476

		27,226,325

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,226,325)		27,226,325

TOTAL INVESTMENTS IN SECURITIES — 102.58%
(Cost: $900,531,169)		1,011,585,873
Other Assets, Less Liabilities — (2.58)%		(25,444,516)

NET ASSETS — 100.00%		$986,141,357

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.84%

COMMERCIAL SERVICES — 0.44%
Gartner Inc.[a,b]	76,347	$4,416,674
SAIC Inc.	247,045	3,690,852

		8,107,526
COMPUTERS — 35.60%
3D Systems Corp.[a,b]	57,178	2,186,487
Apple Inc.	708,979	313,900,452
Brocade Communications Systems Inc.[a]	354,308	2,062,073
CACI International Inc. Class Aa,b	18,576	1,086,510
Cadence Design Systems Inc.[a,b]	225,034	3,105,469
Cognizant Technology Solutions Corp. Class Aa	244,318	15,831,806
Computer Sciences Corp.	120,473	5,644,160
Dell Inc.	1,158,234	15,520,336
Diebold Inc.	54,412	1,593,728
DST Systems Inc.	27,583	1,907,364
Electronics For Imaging Inc.[a]	36,409	972,848
EMC Corp.[a]	1,662,761	37,295,729
Fortinet Inc.[a]	103,683	1,862,147
Fusion-io Inc.[a,b]	54,742	1,028,055
Hewlett-Packard Co.	1,521,555	31,344,033
International Business Machines Corp.	797,050	161,434,507
j2 Global Inc.	55,980	2,278,386
Lexmark International Inc. Class A	48,409	1,467,277
Mentor Graphics Corp.[b]	75,538	1,379,324
MICROS Systems Inc.[a,b]	64,537	2,737,014
NCR Corp.[a]	133,113	3,629,992
NetApp Inc.[a]	286,394	9,992,287
Riverbed Technology Inc.[a]	124,201	1,845,627
SanDisk Corp.[a]	189,865	9,956,521
Seagate Technology PLC	251,389	9,225,976
Synaptics Inc.[a,b]	24,889	1,026,173
Synopsys Inc.[a]	130,197	4,631,107
Teradata Corp.[a]	132,536	6,768,614
Unisys Corp.[a,b]	33,111	633,413
Western Digital Corp.	171,754	9,494,561

		661,841,976
DISTRIBUTION & WHOLESALE — 0.12%
Ingram Micro Inc. Class Aa	121,497	2,163,862

		2,163,862

Security	Shares	Value

ELECTRONICS — 0.37%
Cymer Inc.[a,b]	21,548	$2,257,368
Garmin Ltd.	87,260	3,061,081
Tech Data Corp.[a]	32,283	1,508,585

		6,827,034
INTERNET — 12.96%
AOL Inc.	68,787	2,657,930
Equinix Inc.[a,b]	39,228	8,398,715
F5 Networks Inc.[a]	62,193	4,753,411
Facebook Inc. Class Aa	439,979	12,213,817
Google Inc. Class Aa	198,150	163,388,545
IAC/InterActiveCorp	79,981	3,764,706
Rackspace Hosting Inc.[a,b]	91,700	4,419,940
Symantec Corp.[a]	549,629	13,355,985
TIBCO Software Inc.[a]	119,366	2,316,894
VeriSign Inc.[a]	132,874	6,121,505
Yahoo! Inc.[a]	795,418	19,670,687

		241,062,135
OFFICE & BUSINESS EQUIPMENT — 0.57%
Pitney Bowes Inc.[b]	158,902	2,172,190
Xerox Corp.	980,779	8,415,084

		10,587,274
SEMICONDUCTORS — 18.58%
Advanced Micro Devices Inc.[a,b]	400,315	1,128,888
Altera Corp.	252,793	8,091,904
Analog Devices Inc.	249,893	10,992,793
Applied Materials Inc.	947,768	13,752,114
Atmel Corp.[a]	306,203	1,981,133
Broadcom Corp. Class A	416,200	14,983,200
Cavium Inc.[a]	36,333	1,142,673
Cirrus Logic Inc.[a,b]	44,049	850,586
Cree Inc.[a]	86,628	4,900,546
Cypress Semiconductor Corp.	89,061	898,625
Fairchild Semiconductor International Inc.[a]	80,930	1,043,997
Hittite Microwave Corp.[a,b]	17,653	990,510
Integrated Device Technology Inc.[a,b]	84,462	600,525
Intel Corp.	3,866,660	92,606,507
International Rectifier Corp.[a,b]	33,327	706,866
Intersil Corp. Class A	73,917	573,596
KLA-Tencor Corp.	129,569	7,029,118
Lam Research Corp.[a]	123,826	5,723,238
Linear Technology Corp.	187,704	6,851,196

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

LSI Corp.[a]	398,251	$2,604,562
Marvell Technology Group Ltd.	348,311	3,747,826
Maxim Integrated Products Inc.	232,449	7,189,648
Microchip Technology Inc.	153,812	5,601,833
Micron Technology Inc.[a]	771,081	7,263,583
Microsemi Corp.[a,b]	59,449	1,236,539
NVIDIA Corp.	477,062	6,569,144
ON Semiconductor Corp.[a]	329,750	2,591,835
PMC-Sierra Inc.[a]	120,752	695,532
QLogic Corp.[a]	67,943	737,861
QUALCOMM Inc.	1,341,868	82,685,906
Rovi Corp.[a]	76,868	1,797,942
Semtech Corp.[a,b]	44,024	1,411,850
Silicon Laboratories Inc.[a,b]	25,151	998,746
Skyworks Solutions Inc.[a]	141,902	3,131,777
Teradyne Inc.[a,b]	142,338	2,340,037
Texas Instruments Inc.	884,037	32,010,980
Xilinx Inc.	210,718	7,988,319

		345,451,935
SOFTWARE — 23.28%
ACI Worldwide Inc.[a,b]	32,498	1,527,731
Adobe Systems Inc.[a]	400,090	18,036,057
Akamai Technologies Inc.[a]	151,335	6,645,120
Allscripts Healthcare Solutions Inc.[a]	129,929	1,798,217
ANSYS Inc.[a]	78,226	6,325,354
Aspen Technology Inc.[a]	74,159	2,260,366
athenahealth Inc.[a,b]	28,657	2,758,523
Autodesk Inc.[a]	179,672	7,075,483
BMC Software Inc.[a]	111,833	5,086,165
CA Inc.	286,550	7,728,254
Cerner Corp.[a]	123,366	11,938,128
Citrix Systems Inc.[a]	148,122	9,208,745
CommVault Systems Inc.[a,b]	33,661	2,475,430
Compuware Corp.[a]	159,713	1,916,556
Concur Technologies Inc.[a,b]	37,226	2,721,593
Fair Isaac Corp.	27,968	1,302,749
Informatica Corp.[a,b]	83,495	2,749,490
Intuit Inc.	231,667	13,816,620
Microsoft Corp.	5,594,524	185,178,744
NetSuite Inc.[a,b]	22,659	1,993,086
Nuance Communications Inc.[a,b]	197,231	3,755,278
Oracle Corp.	2,819,122	92,410,819
Progress Software Corp.[a,b]	45,620	1,029,643
PTC Inc.[a,b]	91,676	2,201,141

Security	Shares	Value

QLIK Technologies Inc.[a,b]	57,855	$1,504,809
Red Hat Inc.[a]	153,337	7,349,442
Salesforce.com Inc.[a,b]	430,384	17,693,086
SolarWinds Inc.[a]	49,930	2,538,941
Solera Holdings Inc.	57,045	3,284,651
Ultimate Software Group Inc. (The)[a,b]	22,030	2,127,878
VeriFone Systems Inc.[a,b]	80,253	1,723,835
VMware Inc. Class Aa	67,298	4,744,509

		432,906,443
TELECOMMUNICATIONS — 7.92%
ADTRAN Inc.	41,801	877,821
Amdocs Ltd.	150,469	5,371,743
ARRIS Group Inc.[a]	74,366	1,227,783
Aruba Networks Inc.[a,b]	80,710	1,815,168
Ciena Corp.[a,b]	69,596	1,041,156
Cisco Systems Inc.	4,164,840	87,128,453
Corning Inc.	1,158,570	16,799,265
Finisar Corp.[a,b]	63,342	813,311
Harris Corp.	90,368	4,175,002
InterDigital Inc.	29,193	1,296,461
JDS Uniphase Corp.[a]	172,052	2,322,702
Juniper Networks Inc.[a]	407,249	6,739,971
Motorola Solutions Inc.	222,724	12,739,813
Plantronics Inc.	30,064	1,317,404
Polycom Inc.[a]	123,605	1,297,852
RF Micro Devices Inc.[a]	177,316	994,743
ViaSat Inc.[a,b]	28,328	1,373,058

		147,331,706

TOTAL COMMON STOCKS
(Cost: $1,878,135,972)		1,856,279,891

SHORT-TERM INVESTMENTS — 4.07%

MONEY MARKET FUNDS — 4.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	67,516,039	67,516,039
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	4,691,732	4,691,732

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. TECHNOLOGY SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	3,336,584	$3,336,584

		75,544,355

TOTAL SHORT-TERM INVESTMENTS
(Cost: $75,544,355)		75,544,355

TOTAL INVESTMENTS IN SECURITIES — 103.91%
(Cost: $1,953,680,327)		1,931,824,246
Other Assets, Less Liabilities — (3.91)%		(72,610,192)

NET ASSETS — 100.00%		$1,859,214,054

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.76%

HOLDING COMPANIES — DIVERSIFIED — 5.27%
Leucadia National Corp.	934,149	$28,855,863

		28,855,863
TELECOMMUNICATIONS — 94.49%
AT&T Inc.	1,349,794	50,563,283
Atlantic Tele-Network Inc.	253,263	12,858,162
Cbeyond Inc.[a]	1,099,642	9,654,857
CenturyLink Inc.	942,582	35,412,806
Cincinnati Bell Inc.[a,b]	4,213,526	14,831,611
Consolidated Communications Holdings Inc.	776,912	14,318,488
Crown Castle International Corp.[a]	446,340	34,368,180
Frontier Communications Corp.[b]	5,098,710	21,210,634
General Communication Inc. Class Aa,b	1,271,944	12,350,576
Leap Wireless International Inc.[a,b]	1,891,780	10,820,982
Level 3 Communications Inc.[a,b]	930,354	18,728,026
MetroPCS Communications Inc.[a]	1,804,633	21,366,855
NII Holdings Inc.[a,b]	3,011,751	26,202,234
NTELOS Holdings Corp.	725,076	10,673,119
SBA Communications Corp. Class Aa,b	353,951	27,958,589
Shenandoah Telecommunications Co.	741,974	12,160,954
Sprint Nextel Corp.[a]	5,223,494	36,825,633
Telephone & Data Systems Inc.	770,680	17,294,059
tw telecom inc.[a]	838,494	22,706,417
United States Cellular Corp.[a,b]	328,965	12,645,415
USA Mobility Inc.	877,412	11,906,481
Verizon Communications Inc.	929,265	50,096,676
Vonage Holdings Corp.[a]	3,375,390	10,294,939
Windstream Corp.	2,595,415	22,112,936

		517,361,912

TOTAL COMMON STOCKS
(Cost: $550,606,975)		546,217,775

SHORT-TERM INVESTMENTS — 16.94%

MONEY MARKET FUNDS — 16.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	85,464,929	85,464,929

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	5,939,011	$5,939,011
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	1,331,909	1,331,909

		92,735,849

TOTAL SHORT-TERM INVESTMENTS
(Cost: $92,735,849)		92,735,849

TOTAL INVESTMENTS IN SECURITIES — 116.70%
(Cost: $643,342,824)		638,953,624
Other Assets, Less Liabilities — (16.70)%		(91,419,272)

NET ASSETS — 100.00%		$547,534,352

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.86%

ELECTRIC — 81.86%
AES Corp. (The)	1,071,493	$14,850,893
ALLETE Inc.	61,462	3,156,074
Alliant Energy Corp.	192,058	10,277,024
Ameren Corp.	420,048	15,226,740
American Electric Power Co. Inc.	840,819	43,243,321
Avista Corp.	103,559	2,904,830
Black Hills Corp.	76,518	3,587,929
Calpine Corp.[a,b]	663,416	14,416,030
Cleco Corp.	105,344	5,216,635
CMS Energy Corp.	458,442	13,725,753
Consolidated Edison Inc.	507,060	32,274,369
Dominion Resources Inc.	997,721	61,539,431
DTE Energy Co.	298,744	21,772,463
Duke Energy Corp.	1,219,890	91,735,728
Edison International	564,087	30,347,881
El Paso Electric Co.	69,567	2,605,980
Entergy Corp.	308,348	21,963,628
Exelon Corp.	1,480,237	55,523,690
FirstEnergy Corp.	724,057	33,741,056
Great Plains Energy Inc.	265,703	6,411,413
Hawaiian Electric Industries Inc.	169,746	4,803,812
IDACORP Inc.	86,762	4,269,558
Integrys Energy Group Inc.	135,662	8,351,353
ITC Holdings Corp.	89,169	8,223,165
National Fuel Gas Co.	144,688	9,074,831
NextEra Energy Inc.	733,807	60,194,188
Northeast Utilities	544,230	24,669,946
NorthWestern Corp.	64,445	2,772,424
NRG Energy Inc.	559,464	15,592,262
NV Energy Inc.	406,787	8,798,803
Pepco Holdings Inc.	429,658	9,710,271
PG&E Corp.	759,409	36,785,772
Pinnacle West Capital Corp.	189,950	11,567,955
PNM Resources Inc.	137,822	3,309,106
Portland General Electric Co.	130,738	4,216,300
PPL Corp.	1,009,085	33,683,257
Public Service Enterprise Group Inc.	875,971	32,069,298
SCANA Corp.	240,883	13,055,859
Southern Co. (The)	1,504,365	72,555,524
TECO Energy Inc.	353,395	6,760,446
UIL Holdings Corp.	88,029	3,665,528
UNS Energy Corp.	71,605	3,648,991

Security	Shares	Value

Westar Energy Inc.	219,374	$7,669,315
Wisconsin Energy Corp.	396,499	17,818,665
Xcel Energy Inc.	845,388	26,874,884

		914,662,381
GAS — 11.26%
AGL Resources Inc.	203,965	8,943,865
Atmos Energy Corp.	156,528	6,945,147
CenterPoint Energy Inc.	740,490	18,275,293
New Jersey Resources Corp.	72,345	3,414,684
NiSource Inc.	538,762	16,556,156
Northwest Natural Gas Co.	46,566	2,070,790
Piedmont Natural Gas Co.	131,284	4,520,108
Questar Corp.	302,978	7,692,612
Sempra Energy	391,726	32,454,499
South Jersey Industries Inc.	54,928	3,389,058
Southwest Gas Corp.	80,099	4,058,616
UGI Corp.	195,836	8,025,359
Vectren Corp.	142,249	5,342,873
WGL Holdings Inc.	89,399	4,132,022

		125,821,082
PIPELINES — 4.90%
ONEOK Inc.	354,828	18,223,966
Spectra Energy Corp.	1,156,727	36,471,602

		54,695,568
WATER — 1.84%
American Water Works Co. Inc.	305,955	12,813,395
Aqua America Inc.	242,854	7,705,758

		20,519,153

TOTAL COMMON STOCKS
(Cost: $981,929,808)		1,115,698,184

SHORT-TERM INVESTMENTS — 0.62%

MONEY MARKET FUNDS — 0.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	5,213,229	5,213,229
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	362,271	362,271

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	1,349,114	$1,349,114

		6,924,614

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,924,614)		6,924,614

TOTAL INVESTMENTS IN SECURITIES — 100.48%
(Cost: $988,854,422)		1,122,622,798
Other Assets, Less Liabilities — (0.48)%		(5,327,389)

NET ASSETS — 100.00%		$1,117,295,409

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® DOW JONES TRANSPORTATION AVERAGE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.97%

AIRLINES — 15.14%
Alaska Air Group Inc.[a,b]	556,367	$34,294,462
Delta Air Lines Inc.[a]	672,284	11,522,948
JetBlue Airways Corp.[a,b]	920,757	6,344,015
Southwest Airlines Co.	893,470	12,240,539
United Continental Holdings Inc.[a]	535,024	17,281,275

		81,683,239
TRANSPORTATION — 79.98%
C.H. Robinson Worldwide Inc.	390,460	23,189,419
Con-way Inc.	598,617	20,233,255
CSX Corp.	697,712	17,156,738
Expeditors International of Washington Inc.	576,680	20,720,112
FedEx Corp.	419,673	39,453,459
J.B. Hunt Transport Services Inc.	361,471	25,689,744
Kansas City Southern Industries Inc.	445,662	48,608,354
Kirby Corp.[a,b]	331,777	24,846,779
Landstar System Inc.	426,413	23,307,735
Matson Inc.	797,951	18,783,767
Norfolk Southern Corp.	421,468	32,630,053
Ryder System Inc.	476,383	27,663,561
Union Pacific Corp.	469,428	69,456,567
United Parcel Service Inc. Class B	461,192	39,588,721

		431,328,264
TRUCKING & LEASING — 4.85%
GATX Corp.	513,078	26,141,324

		26,141,324

TOTAL COMMON STOCKS
(Cost: $548,253,523)		539,152,827

SHORT-TERM INVESTMENTS — 7.66%

MONEY MARKET FUNDS — 7.66%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	38,289,738	38,289,738
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	2,660,778	2,660,778

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	389,104	$389,104

		41,339,620

TOTAL SHORT-TERM INVESTMENTS
(Cost: $41,339,620)		41,339,620

TOTAL INVESTMENTS IN SECURITIES — 107.63%
(Cost: $589,593,143)		580,492,447
Other Assets, Less Liabilities — (7.63)%		(41,171,940)

NET ASSETS — 100.00%		$539,320,507

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$581,940,353	$1,199,886,273	$873,304,844
Affiliated (Note 2)	15,808,347	26,060,548	27,226,325

Total cost of investments	$597,748,700	$1,225,946,821	$900,531,169

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$708,137,698	$1,214,668,076	$984,359,548
Affiliated (Note 2)	16,302,118	26,060,548	27,226,325

Total fair value of investments	724,439,816	1,240,728,624	1,011,585,873
Cash	625	—	9,214
Receivables:
Dividends and interest	625,433	259,224	784,736
Capital shares sold	—	28,097	—

Total Assets	725,065,874	1,241,015,945	1,012,379,823

LIABILITIES
Payables:
Investment securities purchased	89,351	206,240	—
Collateral for securities on loan (Note 5)	12,446,084	24,590,588	25,883,849
Investment advisory fees (Note 2)	114,844	432,181	354,617

Total Liabilities	12,650,279	25,229,009	26,238,466

NET ASSETS	$712,415,595	$1,215,786,936	$986,141,357

Net assets consist of:
Paid-in capital	$657,092,192	$1,292,224,324	$908,062,583
Undistributed net investment income	667,870	—	629,190
Accumulated net realized loss	(72,035,583)	(91,219,191)	(33,605,120)
Net unrealized appreciation	126,691,116	14,781,803	111,054,704

NET ASSETS	$712,415,595	$1,215,786,936	$986,141,357

Shares outstanding[b]	8,850,000	27,200,000	9,900,000

Net asset value per share	$80.50	$44.70	$99.61

[a]	Securities on loan with values of $12,215,015, $24,329,730 and $25,259,097, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$1,878,135,972	$550,606,975	$981,929,808
Affiliated (Note 2)	75,544,355	92,735,849	6,924,614

Total cost of investments	$1,953,680,327	$643,342,824	$988,854,422

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,856,279,891	$546,217,775	$1,115,698,184
Affiliated (Note 2)	75,544,355	92,735,849	6,924,614

Total fair value of investments	1,931,824,246	638,953,624	1,122,622,798
Receivables:
Dividends and interest	282,335	1,225,845	639,862
Capital shares sold	—	1,043,001	6,619

Total Assets	1,932,106,581	641,222,470	1,123,269,279

LIABILITIES
Payables:
Investment securities purchased	—	2,107,351	—
Collateral for securities on loan (Note 5)	72,207,771	91,403,940	5,575,500
Investment advisory fees (Note 2)	684,756	176,827	398,370

Total Liabilities	72,892,527	93,688,118	5,973,870

NET ASSETS	$1,859,214,054	$547,534,352	$1,117,295,409

Net assets consist of:
Paid-in capital	$1,977,803,266	$756,979,315	$1,028,609,037
Undistributed net investment income	177,104	930,254	385,552
Accumulated net realized loss	(96,910,235)	(205,986,017)	(45,467,556)
Net unrealized appreciation (depreciation)	(21,856,081)	(4,389,200)	133,768,376

NET ASSETS	$1,859,214,054	$547,534,352	$1,117,295,409

Shares outstanding[b]	25,250,000	20,450,000	10,900,000

Net asset value per share	$73.63	$26.77	$102.50

[a]	Securities on loan with values of $69,954,757, $88,080,994 and $5,384,694, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

iShares Dow Jones Transportation Average Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$548,253,523
Affiliated (Note 2)	41,339,620

Total cost of investments	$589,593,143

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$539,152,827
Affiliated (Note 2)	41,339,620

Total fair value of investments	580,492,447
Receivables:
Dividends and interest	11,746
Capital shares sold	3,604

Total Assets	580,507,797

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	40,950,516
Capital shares redeemed	12,663
Investment advisory fees (Note 2)	224,111

Total Liabilities	41,187,290

NET ASSETS	$539,320,507

Net assets consist of:
Paid-in capital	$591,169,047
Accumulated net realized loss	(42,747,844)
Net unrealized depreciation	(9,100,696)

NET ASSETS	$539,320,507

Shares outstanding[b]	4,900,000

Net asset value per share	$110.07

[a]	Securities on loan with a value of $40,400,875. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Index Fund	iShares Dow Jones U.S. Energy Sector Index Fund	iShares Dow Jones U.S. Healthcare Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$14,006,952	$20,849,033	$14,518,685
Dividends — affiliated (Note 2)	66,019	—	—
Interest — affiliated (Note 2)	622	773	630
Securities lending income — affiliated (Note 2)	138,477	308,174	115,276

Total investment income	14,212,070	21,157,980	14,634,591

EXPENSES
Investment advisory fees (Note 2)	1,267,615	4,616,749	3,232,026

Total expenses	1,267,615	4,616,749	3,232,026

Net investment income	12,944,455	16,541,231	11,402,565

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,717,521)	(7,222,199)	(8,927,012)
Investments — affiliated (Note 2)	(12,148)	—	—
In-kind redemptions — unaffiliated	20,920,554	72,303,760	27,383,022
In-kind redemptions — affiliated (Note 2)	23,171	—	—

Net realized gain	13,214,056	65,081,561	18,456,010

Net change in unrealized appreciation/depreciation	73,043,069	39,203,453	163,303,702

Net realized and unrealized gain	86,257,125	104,285,014	181,759,712

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,201,580	$120,826,245	$193,162,277

[a]	Net of foreign withholding tax of $10,317, $6,236 and $ —, respectively.

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Technology Sector Index Fund	iShares Dow Jones U.S. Telecommunications Sector Index Fund	iShares Dow Jones U.S. Utilities Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$25,209,790	$14,992,023	$30,255,305
Interest — affiliated (Note 2)	1,330	491	741
Securities lending income — affiliated (Note 2)	297,355	1,105,009	6,670

Total investment income	25,508,475	16,097,523	30,262,716

EXPENSES
Investment advisory fees (Note 2)	7,657,120	2,403,378	3,602,032

Total expenses	7,657,120	2,403,378	3,602,032

Net investment income	17,851,355	13,694,145	26,660,684

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,366,759)	(26,551,443)	(8,873,520)
In-kind redemptions — unaffiliated	195,937,572	73,775,719	24,596,125

Net realized gain	164,570,813	47,224,276	15,722,605

Net change in unrealized appreciation/depreciation	(211,538,663)	50,764,839	140,605,700

Net realized and unrealized gain (loss)	(46,967,850)	97,989,115	156,328,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,116,495)	$111,683,260	$182,988,989

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

iShares Dow Jones Transportation Average Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$8,737,374
Interest — affiliated (Note 2)	604
Securities lending income — affiliated (Note 2)	299,388

Total investment income	9,037,366

EXPENSES
Investment advisory fees (Note 2)	2,615,545

Total expenses	2,615,545

Net investment income	6,421,821

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,060,184)
In-kind redemptions — unaffiliated	107,611,620

Net realized gain	81,551,436

Net change in unrealized appreciation/depreciation	30,268,046

Net realized and unrealized gain	111,819,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$118,241,303

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Index Fund		iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,944,455	$10,753,923	$16,541,231	$13,548,807
Net realized gain	13,214,056	41,391,309	65,081,561	34,005,795
Net change in unrealized appreciation/depreciation	73,043,069	(35,831,986)	39,203,453	(168,580,807)

Net increase (decrease) in net assets resulting from operations	99,201,580	16,313,246	120,826,245	(121,026,205)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,899,499)	(10,712,585)	(16,760,485)	(13,680,632)

Total distributions to shareholders	(12,899,499)	(10,712,585)	(16,760,485)	(13,680,632)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,643,838	149,686,659	729,480,298	178,147,801
Cost of shares redeemed	(72,430,291)	(164,359,589)	(543,392,760)	(295,016,978)

Net increase (decrease) in net assets from capital share transactions	(41,786,453)	(14,672,930)	186,087,538	(116,869,177)

INCREASE (DECREASE) IN NET ASSETS	44,515,628	(9,072,269)	290,153,298	(251,576,014)

NET ASSETS
Beginning of year	667,899,967	676,972,236	925,633,638	1,177,209,652

End of year	$712,415,595	$667,899,967	$1,215,786,936	$925,633,638

Undistributed net investment income included in net assets at end of year	$667,870	$622,817	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	400,000	2,250,000	17,850,000	4,350,000
Shares redeemed	(1,050,000)	(2,550,000)	(13,200,000)	(7,400,000)

Net increase (decrease) in shares outstanding	(650,000)	(300,000)	4,650,000	(3,050,000)

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Sector Index Fund		iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,402,565	$10,116,514	$17,851,355	$8,524,231
Net realized gain	18,456,010	8,635,364	164,570,813	82,520,871
Net change in unrealized appreciation/depreciation	163,303,702	16,220,731	(211,538,663)	48,205,769

Net increase (decrease) in net assets resulting from operations	193,162,277	34,972,609	(29,116,495)	139,250,871

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,300,087)	(10,079,614)	(17,674,251)	(9,079,791)

Total distributions to shareholders	(11,300,087)	(10,079,614)	(17,674,251)	(9,079,791)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	351,047,891	186,884,393	900,231,349	402,629,592
Cost of shares redeemed	(163,835,101)	(239,032,864)	(687,178,273)	(421,659,953)

Net increase (decrease) in net assets from capital share transactions	187,212,790	(52,148,471)	213,053,076	(19,030,361)

INCREASE (DECREASE) IN NET ASSETS	369,074,980	(27,255,476)	166,262,330	111,140,719

NET ASSETS
Beginning of year	617,066,377	644,321,853	1,692,951,724	1,581,811,005

End of year	$986,141,357	$617,066,377	$1,859,214,054	$1,692,951,724

Undistributed net investment income included in net assets at end of year	$629,190	$526,712	$177,104	$—

SHARES ISSUED AND REDEEMED
Shares sold	3,950,000	2,600,000	12,400,000	5,700,000
Shares redeemed	(1,950,000)	(3,450,000)	(9,500,000)	(6,500,000)

Net increase (decrease) in shares outstanding	2,000,000	(850,000)	2,900,000	(800,000)

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Telecommunications Sector Index Fund		iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$13,694,145	$16,973,996	$26,660,684	$21,661,595
Net realized gain	47,224,276	33,517,434	15,722,605	9,344,150
Net change in unrealized appreciation/depreciation	50,764,839	(119,395,155)	140,605,700	33,353,936

Net increase (decrease) in net assets resulting from operations	111,683,260	(68,903,725)	182,988,989	64,359,681

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,965,338)	(15,772,549)	(26,841,208)	(21,695,386)

Total distributions to shareholders	(13,965,338)	(15,772,549)	(26,841,208)	(21,695,386)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	561,358,963	384,093,649	472,042,963	256,871,314
Cost of shares redeemed	(581,574,925)	(516,220,459)	(163,474,314)	(157,934,341)

Net increase (decrease) in net assets from capital share transactions	(20,215,962)	(132,126,810)	308,568,649	98,936,973

INCREASE (DECREASE) IN NET ASSETS	77,501,960	(216,803,084)	464,716,430	141,601,268

NET ASSETS
Beginning of year	470,032,392	686,835,476	652,578,979	510,977,711

End of year	$547,534,352	$470,032,392	$1,117,295,409	$652,578,979

Undistributed net investment income included in net assets at end of year	$930,254	$1,201,447	$385,552	$566,076

SHARES ISSUED AND REDEEMED
Shares sold	23,200,000	16,600,000	5,300,000	3,100,000
Shares redeemed	(24,200,000)	(23,150,000)	(1,850,000)	(1,850,000)

Net increase (decrease) in shares outstanding	(1,000,000)	(6,550,000)	3,450,000	1,250,000

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones Transportation Average Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,421,821	$6,403,959
Net realized gain (loss)	81,551,436	(59,775,872)
Net change in unrealized appreciation/depreciation	30,268,046	(30,042,460)

Net increase (decrease) in net assets resulting from operations	118,241,303	(83,414,373)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,585,577)	(6,403,959)
Return of capital	—	(107,289)

Total distributions to shareholders	(6,585,577)	(6,511,248)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,824,468,459	2,406,724,043
Cost of shares redeemed	(1,909,438,253)	(2,422,349,354)

Net decrease in net assets from capital share transactions	(84,969,794)	(15,625,311)

INCREASE (DECREASE) IN NET ASSETS	26,685,932	(105,550,932)

NET ASSETS
Beginning of year	512,634,575	618,185,507

End of year	$539,320,507	$512,634,575

SHARES ISSUED AND REDEEMED
Shares sold	18,600,000	26,050,000
Shares redeemed	(19,200,000)	(26,750,000)

Net decrease in shares outstanding	(600,000)	(700,000)

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$70.31	$69.08	$59.50	$43.17	$67.74

Income from investment operations:
Net investment income[a]	1.47	1.20	1.05	0.94	1.14
Net realized and unrealized gain (loss)[b]	10.20	1.22	9.59	16.34	(24.58)

Total from investment operations	11.67	2.42	10.64	17.28	(23.44)

Less distributions from:
Net investment income	(1.48)	(1.19)	(1.06)	(0.95)	(1.13)

Total distributions	(1.48)	(1.19)	(1.06)	(0.95)	(1.13)

Net asset value, end of year	$80.50	$70.31	$69.08	$59.50	$43.17

Total return	16.85%	3.71%	18.16%	40.33%	(34.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$712,416	$667,900	$676,972	$597,931	$487,847
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.04%	1.85%	1.75%	1.80%	2.27%
Portfolio turnover rate[c]	7%	5%	5%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Energy Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009[a]
Net asset value, beginning of year	$41.05	$45.98	$34.64	$27.29	$47.57

Income from investment operations:
Net investment income[b]	0.69	0.57	0.50	0.47	0.46
Net realized and unrealized gain (loss)[c]	3.69	(4.92)	11.35	7.36	(20.28)

Total from investment operations	4.38	(4.35)	11.85	7.83	(19.82)

Less distributions from:
Net investment income	(0.73)	(0.58)	(0.51)	(0.48)	(0.46)

Total distributions	(0.73)	(0.58)	(0.51)	(0.48)	(0.46)

Net asset value, end of year	$44.70	$41.05	$45.98	$34.64	$27.29

Total return	10.81%	(9.41)%	34.71%	28.89%	(41.84)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,215,787	$925,634	$1,177,210	$744,713	$597,617
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.47%
Ratio of net investment income to average net assets	1.65%	1.41%	1.36%	1.48%	1.28%
Portfolio turnover rate[d]	9%	8%	6%	8%	25%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$78.11	$73.64	$64.22	$49.35	$63.53

Income from investment operations:
Net investment income[a]	1.39	1.20	1.04	0.87	0.95
Net realized and unrealized gain (loss)[b]	21.48	4.49	9.44	14.92	(14.20)

Total from investment operations	22.87	5.69	10.48	15.79	(13.25)

Less distributions from:
Net investment income	(1.37)	(1.22)	(1.06)	(0.92)	(0.93)

Total distributions	(1.37)	(1.22)	(1.06)	(0.92)	(0.93)

Net asset value, end of year	$99.61	$78.11	$73.64	$64.22	$49.35

Total return	29.59%	7.90%	16.59%	32.12%	(21.00)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$986,141	$617,066	$644,322	$722,485	$658,785
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.63%	1.67%	1.63%	1.46%	1.68%
Portfolio turnover rate[c]	6%	7%	8%	4%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Technology Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$75.75	$68.33	$59.57	$41.61	$56.38

Income from investment operations:
Net investment income[a]	0.78	0.40	0.26	0.23	0.23
Net realized and unrealized gain (loss)[b]	(2.14)	7.44	8.78	17.98	(14.76)

Total from investment operations	(1.36)	7.84	9.04	18.21	(14.53)

Less distributions from:
Net investment income	(0.76)	(0.42)	(0.28)	(0.25)	(0.24)

Total distributions	(0.76)	(0.42)	(0.28)	(0.25)	(0.24)

Net asset value, end of year	$73.63	$75.75	$68.33	$59.57	$41.61

Total return	(1.77)%	11.58%	15.24%	43.88%	(25.76)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,859,214	$1,692,952	$1,581,811	$1,420,740	$826,010
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.08%	0.60%	0.42%	0.44%	0.52%
Portfolio turnover rate[c]	5%	6%	8%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Dow Jones U.S. Telecommunications Sector Index Fund

	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$21.91	$24.53	$20.37	$17.20	$25.27

Income from investment operations:
Net investment income[a]	0.63	0.63	0.58	0.73	0.74
Net realized and unrealized gain (loss)[b]	4.89	(2.66)	4.30	3.17	(8.10)

Total from investment operations	5.52	(2.03)	4.88	3.90	(7.36)

Less distributions from:
Net investment income	(0.66)	(0.59)	(0.72)	(0.73)	(0.71)

Total distributions	(0.66)	(0.59)	(0.72)	(0.73)	(0.71)

Net asset value, end of year	$26.77	$21.91	$24.53	$20.37	$17.20

Total return	25.59%	(8.20)%	24.48%	23.04%	(29.28)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$547,534	$470,032	$686,835	$583,531	$531,481
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	2.63%	2.81%	2.65%	3.90%	3.86%
Portfolio turnover rate[c]	40%	25%	29%	28%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Utilities Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$87.59	$82.42	$74.40	$61.49	$97.45

Income from investment operations:
Net investment income[a]	3.10	2.93	2.89	2.72	2.70
Net realized and unrealized gain (loss)[b]	14.84	5.19	8.08	12.98	(36.08)

Total from investment operations	17.94	8.12	10.97	15.70	(33.38)

Less distributions from:
Net investment income	(3.03)	(2.95)	(2.95)	(2.79)	(2.58)

Total distributions	(3.03)	(2.95)	(2.95)	(2.79)	(2.58)

Net asset value, end of year	$102.50	$87.59	$82.42	$74.40	$61.49

Total return	21.00%	10.07%	15.18%	25.85%	(34.67)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,117,295	$652,579	$510,978	$468,726	$405,856
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	3.41%	3.48%	3.79%	3.87%	3.45%
Portfolio turnover rate[c]	5%	6%	8%	6%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Transportation Average Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$93.21	$99.71	$84.23	$56.23	$92.45

Income from investment operations:
Net investment income[a]	1.09	1.23	0.99	0.93	0.95
Net realized and unrealized gain (loss)[b]	16.90	(6.45)	15.55	28.02	(36.08)

Total from investment operations	17.99	(5.22)	16.54	28.95	(35.13)

Less distributions from:
Net investment income	(1.13)	(1.26)	(1.06)	(0.95)	(1.09)
Return of capital	—	(0.02)	—	—	—

Total distributions	(1.13)	(1.28)	(1.06)	(0.95)	(1.09)

Net asset value, end of year	$110.07	$93.21	$99.71	$84.23	$56.23

Total return	19.51%	(5.13)%	19.89%	51.90%	(38.06)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$539,321	$512,635	$618,186	$547,498	$261,450
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	1.13%	1.35%	1.16%	1.33%	1.29%
Portfolio turnover rate[c]	12%	25%	8%	12%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S.	Diversified
Dow Jones U.S. Energy Sector	Non-diversified
Dow Jones U.S. Healthcare Sector	Non-diversified
Dow Jones U.S. Technology Sector	Non-diversified
Dow Jones U.S. Telecommunications Sector	Non-diversified
Dow Jones U.S. Utilities Sector	Non-diversified
Dow Jones Transportation Average	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Energy Sector, iShares Dow Jones U.S. Healthcare Sector, iShares Dow Jones U.S. Technology Sector, iShares Dow Jones U.S. Telecommunications Sector, iShares Dow Jones U.S. Utilities Sector and iShares Dow Jones Transportation Average Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to the iShares Dow Jones U.S. Index Fund, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S.	$74,564
Dow Jones U.S. Energy Sector	165,940
Dow Jones U.S. Healthcare Sector	62,072
Dow Jones U.S. Technology Sector	160,114
Dow Jones U.S. Telecommunications Sector	595,005
Dow Jones U.S. Utilities Sector	3,592
Dow Jones Transportation Average	161,209

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S.
BlackRock Inc.	4,610	1,485	(789)	5,306	$1,414,049	$29,821	$(1,208)
PNC Financial Services Group Inc. (The)	23,876	1,540	(3,107)	22,309	1,514,335	36,198	12,231

					$2,928,384	$66,019	$11,023

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S.	$41,937,292	$42,235,746
Dow Jones U.S. Energy Sector	93,011,170	93,948,850
Dow Jones U.S. Healthcare Sector	42,481,971	43,007,222
Dow Jones U.S. Technology Sector	86,946,773	87,844,747
Dow Jones U.S. Telecommunications Sector	204,898,267	212,398,954
Dow Jones U.S. Utilities Sector	42,906,367	42,076,872
Dow Jones Transportation Average	72,755,822	68,746,893

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$30,535,275	$72,163,226
Dow Jones U.S. Energy Sector	727,888,743	541,388,011
Dow Jones U.S. Healthcare Sector	350,191,367	163,420,780
Dow Jones U.S. Technology Sector	898,225,691	685,381,316
Dow Jones U.S. Telecommunications Sector	545,417,721	558,834,198
Dow Jones U.S. Utilities Sector	469,822,809	162,805,108
Dow Jones Transportation Average	1,817,074,545	1,905,736,209

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of April 30, 2013, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$16,718,755	$97	$(16,718,852)
Dow Jones U.S. Energy Sector	58,516,215	219,254	(58,735,469)
Dow Jones U.S. Healthcare Sector	21,217,512	—	(21,217,512)
Dow Jones U.S. Technology Sector	181,457,833	—	(181,457,833)
Dow Jones U.S. Telecommunications Sector	45,898,288	—	(45,898,288)
Dow Jones U.S. Utilities Sector	15,590,552	—	(15,590,552)
Dow Jones Transportation Average	96,734,285	163,756	(96,898,041)

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Index Fund	2013	2012
Dow Jones U.S.
Ordinary income	$12,899,499	$10,712,585

Dow Jones U.S. Energy Sector
Ordinary income	$16,760,485	$13,680,632

Dow Jones U.S. Healthcare Sector
Ordinary income	$11,300,087	$10,079,614

Dow Jones U.S. Technology Sector
Ordinary income	$17,674,251	$9,079,791

Dow Jones U.S. Telecommunications Sector
Ordinary income	$13,965,338	$15,772,549

Dow Jones U.S. Utilities Sector
Ordinary income	$26,841,208	$21,695,386

Dow Jones Transportation Average
Ordinary income	$6,585,577	$6,403,959
Return of capital	—	107,289

	$6,585,577	$6,511,248

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S.	$667,870	$(52,857,753)	$108,744,925	$(1,231,639)	$55,323,403
Dow Jones U.S. Energy Sector	—	(79,411,385)	4,970,891	(1,996,894)	(76,437,388)
Dow Jones U.S. Healthcare Sector	629,190	(20,468,514)	99,306,589	(1,388,491)	78,078,774
Dow Jones U.S. Technology Sector	177,104	(73,906,192)	(41,359,843)	(3,500,281)	(118,589,212)
Dow Jones U.S. Telecommunications Sector	930,254	(185,378,584)	(23,254,942)	(1,741,691)	(209,444,963)
Dow Jones U.S. Utilities Sector	385,552	(34,783,345)	123,735,776	(651,611)	88,686,372
Dow Jones Transportation Average	—	(41,935,768)	(9,552,354)	(360,418)	(51,848,540)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$7,901,046	$—	$—	$—	$12,857,723	$29,445,888	$2,653,096	$52,857,753
Dow Jones U.S. Energy Sector	3,740,853	—	712,195	—	17,026,947	47,146,200	10,785,190	79,411,385
Dow Jones U.S. Healthcare Sector	2,832,855	519,297	3,188,912	2,321,632	1,325,798	8,036,854	2,243,166	20,468,514
Dow Jones U.S. Technology Sector	23,856,923	3,556,590	5,706,797	4,320,339	10,350,313	19,733,772	6,381,458	73,906,192
Dow Jones U.S. Telecommunications Sector	3,394,841	—	3,799,540	—	37,556,483	109,926,562	30,701,158	185,378,584
Dow Jones U.S. Utilities Sector	6,239,813	—	4,406,966	—	345,393	18,294,046	5,497,127	34,783,345
Dow Jones Transportation Average	20,489,119	1,535,209	781,024	—	10,444,516	3,834,866	4,851,034	41,935,768

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2013, the Dow Jones U.S. Energy Sector Index Fund utilized $835,855 of its capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$615,694,891	$167,564,972	$(58,820,047)	$108,744,925
Dow Jones U.S. Energy Sector	1,235,757,733	94,522,887	(89,551,996)	4,970,891
Dow Jones U.S. Healthcare Sector	912,279,284	147,692,093	(48,385,504)	99,306,589
Dow Jones U.S. Technology Sector	1,973,184,089	122,733,808	(164,093,651)	(41,359,843)
Dow Jones U.S. Telecommunications Sector	662,208,566	40,469,547	(63,724,489)	(23,254,942)
Dow Jones U.S. Utilities Sector	998,887,022	160,654,553	(36,918,777)	123,735,776
Dow Jones Transportation Average	590,044,801	17,199,041	(26,751,395)	(9,552,354)

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Sector Index Fund and iShares Dow Jones Transportation Average Index Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2013 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S.	99.21%
Dow Jones U.S. Energy Sector	100.00
Dow Jones U.S. Healthcare Sector	100.00
Dow Jones U.S. Technology Sector	100.00
Dow Jones U.S. Telecommunications Sector	100.00
Dow Jones U.S. Utilities Sector	100.00
Dow Jones Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S.	$12,899,499
Dow Jones U.S. Energy Sector	16,760,485
Dow Jones U.S. Healthcare Sector	11,300,087
Dow Jones U.S. Technology Sector	17,674,251
Dow Jones U.S. Telecommunications Sector	13,965,338
Dow Jones U.S. Utilities Sector	26,841,208
Dow Jones Transportation Average	6,585,577

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.46193	$—	$0.01880	$1.48073	99%	—%	1%	100%
Dow Jones U.S. Telecommunications Sector	0.66267	—	—	0.66267	100	—	—	100
Dow Jones U.S. Utilities Sector	3.03064	—	—	3.03064	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,293	98.09
Less than –0.5% and Greater than –1.0%	7	0.53
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	2	0.15

	1,318	100.00%

iShares Dow Jones U.S. Energy Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	11	0.82
Between 0.5% and –0.5%	1,294	98.19
Less than –0.5% and Greater than –1.0%	8	0.60
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Healthcare Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.46
Between 0.5% and –0.5%	1,296	98.32
Less than –0.5% and Greater than –1.0%	9	0.67
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,318	100.00%

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Technology Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	5	0.37
Between 0.5% and –0.5%	1,300	98.62
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Telecommunications Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	9	0.67
Between 0.5% and –0.5%	1,283	97.35
Less than –0.5% and Greater than –1.0%	12	0.91
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08

	1,318	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Utilities Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,299	98.57
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,318	100.00%

iShares Dow Jones Transportation Average Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.08%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	9	0.67
Greater than 0.5% and Less than 1.0%	6	0.46
Between 0.5% and –0.5%	1,291	97.95
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,318	100.00%

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	81

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago (2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

iSHARES® TRUST	85

Notes:

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-41-0413

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. Basic Materials Sector Index Fund | IYM | NYSE Arca
➢	iShares Dow Jones U.S. Consumer Goods Sector Index Fund | IYK | NYSE Arca
➢	iShares Dow Jones U.S. Consumer Services Sector Index Fund | IYC | NYSE Arca
➢	iShares Dow Jones U.S. Financial Sector Index Fund | IYF | NYSE Arca
➢	iShares Dow Jones U.S. Industrial Sector Index Fund | IYJ | NYSE Arca
➢	iShares Dow Jones U.S. Financial Services Index Fund | IYG | NYSE Arca
➢	iShares Dow Jones U.S. Real Estate Index Fund | IYR | NYSE Arca
➢	iShares MSCI KLD 400 Social Index Fund | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select Social Index Fund | KLD | NYSE Arca
➢	iShares Cohen & Steers Realty Majors Index Fund | ICF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

Equities delivered solid performance for the 12-month reporting period ended April 30, 2013 (the “reporting period”), with the S&P 500 and the Dow Jones Industrial Average both reaching several record highs in March and April 2013, and the Dow Jones Industrial Average finally erasing losses incurred since October 2007. The technology-heavy NASDAQ achieved more moderate results due to challenges in the technology sector, although its returns were positive during the reporting period.

Stocks benefited from improved economic data, including a decline in the unemployment rate to 7.5% in April 2013, stronger consumer spending levels, and improvement in the housing industry. As the housing recovery appeared to gain traction, acceleration in new-home building fueled growth in the construction sector. Permits for new home construction climbed 4.6% in February 2013, the largest monthly increase since June 2008. Resales of homes, meanwhile, reached their highest level in three years in the first quarter of 2013. Corporate profit growth also remained stable, with after-tax profits growing 2.3% in the fourth quarter of 2012. The successful aversion of the fiscal cliff in early 2013 also contributed to investor optimism. Despite government spending cuts and higher taxes in 2013, consumer spending rose during the reporting period.

A continuation of the Federal Reserve’s “easy-money” policy benefited equity markets, as the low-interest rate environment made alternatives such as Treasury bonds less attractive to investors when compared to equities. In March 2013, the Federal Reserve reinforced its plan to keep short-term interest rates at low levels until unemployment levels fall to 6.5%.

Investors dismissed some negative news, though. Economic growth was modest, growing by only 0.4% in the fourth quarter of 2012 and 2.5% in the first quarter of 2013. The Conference Board’s consumer confidence index sank to 61.9 in March 2013 from 68.0 in February 2013. The index rose to 68.1 in April 2013, however, its highest reading for 2013. Apparent cooling in the manufacturing sector was illustrated by the Institute for Supply Management’s index of national factory activity, which dropped to 50.7 in April 2013 from 51.3 in March 2013. Investors also seemed unfazed by uncertainty about the federal budget, with the potential fiscal cliff that was averted, as well as ongoing discussions of debt ceilings and sequester cuts. The automatic spending cuts are set to reduce government agency budgets by $85 billion in the period from March 2, 2013 to October 1, 2013.

Concerns surrounding economic conditions in Europe resurfaced during the reporting period, as Spain released disappointing economic data and unemployment levels in Germany rose. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, although the announcement of a bailout plan temporarily alleviated worries. Despite the negative news from Europe, the overall effect of a weak European landscape was higher asset flows from Europe into U.S. markets, benefiting domestic equity markets.

For the reporting period, value-oriented stocks outpaced growth stocks across all market capitalizations. The relative performance of value stocks may have been attributable in part to the tax implications of holding dividend-paying stocks, which tend to be associated with value-oriented stocks. Uncertainty existed for much of 2012 surrounding future tax rates, but in the first quarter of 2013, investors were able to invest in dividend-paying stocks with clarity regarding their future tax consequences.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.06%	2.08%	2.48%	2.06%	2.08%	2.48%
5 Years	(0.76)%	(0.76)%	(0.35)%	(3.77)%	(3.72)%	(1.75)%
10 Years	9.31%	9.31%	9.85%	143.46%	143.52%	155.95%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,053.90	$2.34	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

The iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials IndexSM (the “Index”). The Index measures the performance of the basic materials sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 2.06%, net of fees, while the total return for the Index was 2.48%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, although it soundly trailed broader market indices.

Basic materials stocks, as represented by the Index, delivered modestly positive returns during the reporting period, lagging the performance of most other sectors. Within the sector, performance among industry groups was somewhat varied. During the reporting period, companies in the metals and mining industry group struggled with a slowing Chinese economy, recessionary conditions in Europe, and a modest recovery in the U.S. Against this backdrop, industrial metals experienced weak demand and oversupply. For mining companies, demand remained solid, but declining commodity prices resulted in crimped margins. The chemicals industry was hurt by the slow economic recovery in the U.S. but was a beneficiary of increased shale gas production. Because shale gas is used to produce ethane, a common feedstock used by chemical companies, the higher supply and resulting lower cost of this ingredient gives U.S. based chemicals companies a competitive edge over foreign chemicals companies using oil-based feedstock. Improving conditions in the residential construction market supported construction-related materials stocks in the reporting period. The containers and packaging industry also performed well, benefiting from acquisitions that resulted in improved pricing and supply conditions for companies within the industry.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Chemicals	67.98%
Mining	14.21
Iron & Steel	7.29
Forest Products & Paper	5.19
Coal	3.56
Household Products & Wares	0.88
Manufacturing	0.41
Metal Fabricate & Hardware	0.36
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

E.I. du Pont de Nemours and Co.	10.76%
Dow Chemical Co. (The)	8.63
Praxair Inc.	7.15
Freeport-McMoRan Copper & Gold Inc.	6.10
LyondellBasell Industries NV Class A	4.87
PPG Industries Inc.	4.44
International Paper Co.	4.38
Air Products and Chemicals Inc.	3.81
Mosaic Co. (The)	3.60
Newmont Mining Corp.	3.40

TOTAL	57.14%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.06%	21.05%	21.65%	21.06%	21.05%	21.65%
5 Years	10.25%	10.26%	10.75%	62.91%	62.97%	66.62%
10 Years	10.38%	10.36%	10.93%	168.40%	168.09%	182.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,192.30	$2.50	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

The iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods IndexSM (the “Index”). The Index measures the performance of the consumer goods sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 21.06%, net of fees, while the total return for the Index was 21.65%.

As discussed in the market overview, equities experienced solid gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Consumer goods stocks, as represented by the Index, gained during the reporting period and outpaced broad U.S. stock indices. As the recovering U.S. economy produced improving wages and salaries, consumer spending, which accounts for about 70% of the economy, generally improved during the course of the reporting period. Real personal consumption expenditures (PCE) increased 3.2% in the first quarter of 2013, following an increase of 1.8% in the fourth quarter of 2012, despite tax hikes that were implemented at the beginning of 2013. Consumer spending on durable goods, such as motor vehicles, furnishings, and recreational goods, increased 13.6% in the fourth quarter of 2012 and 8.1% in the first quarter of 2013. Spending on nondurable goods, including food, clothing, and gasoline rose 0.1% in the fourth quarter of 2012 and 1.0% in the first quarter of 2013.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Beverages	19.62%
Agriculture	16.13
Cosmetics & Personal Care	15.70
Food	14.10
Apparel	6.62
Auto Manufacturers	4.42
Auto Parts & Equipment	4.12
Household Products & Wares	3.85
Chemicals	3.11
Home Builders	1.98
Distribution & Wholesale	1.44
Toys, Games & Hobbies	1.15
Leisure Time	1.13
Pharmaceuticals	1.12
Other*	5.29
Short-Term and Other Net Assets	0.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Procter & Gamble Co. (The)	11.40%
Coca-Cola Co. (The)	8.82
Philip Morris International Inc.	8.56
PepsiCo Inc.	6.92
Altria Group Inc.	3.99
Monsanto Co.	3.11
Mondelez International Inc. Class A	3.04
Ford Motor Co.	2.92
Colgate-Palmolive Co.	2.86
Nike Inc. Class B	2.51

TOTAL	54.13%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.82%	23.78%	24.39%	23.82%	23.78%	24.39%
5 Years	12.10%	12.10%	12.56%	77.03%	76.99%	80.71%
10 Years	9.10%	9.11%	9.58%	138.99%	139.15%	149.62%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,182.80	$2.49	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

The iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services IndexSM (the “Index”). The Index measures the performance of the consumer services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 23.82%, net of fees, while the total return for the Index was 24.39%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Consumer services stocks, as represented by the Index, gained during the reporting period and outpaced broad U.S. stock indices. As the recovering U.S. economy produced improving wages and salaries, consumer spending, which accounts for about 70% of the economy, generally improved during the course of the reporting period. Real personal consumption expenditures increased 3.2% in the first quarter of 2013, following an increase of 1.8% in the fourth quarter of 2012, despite tax hikes that were implemented at the beginning of 2013. Consumer spending on services increased 3.1% for the first quarter of 2013, after increasing 0.6% in the fourth quarter of 2012.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Retail	47.21%
Media	25.58
Internet	10.31
Lodging	3.22
Food	2.93
Pharmaceuticals	2.65
Airlines	1.98
Commercial Services	1.92
Entertainment	1.30
Advertising	1.08
Leisure Time	1.07
Other*	0.60
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Wal-Mart Stores Inc.	5.85%
Walt Disney Co. (The)	5.11
Home Depot Inc. (The)	4.93
Comcast Corp. Class A	4.91
McDonald’s Corp.	4.61
Amazon.com Inc.	4.15
CVS Caremark Corp.	3.22
News Corp. Class A NVS	2.79
eBay Inc.	2.75
Time Warner Inc.	2.51

TOTAL	40.83%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.50%	22.47%	23.09%	22.50%	22.47%	23.09%
5 Years	(2.46)%	(2.46)%	(2.14)%	(11.69)%	(11.69)%	(10.24)%
10 Years	1.63%	1.61%	2.06%	17.57%	17.33%	22.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,186.80	$2.49	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

The iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials IndexSM (the “Index”). The Index measures the performance of the financial sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.50%, net of fees, while the total return for the Index was 23.09%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity markets, achieving sound results for the reporting period.

Financial stocks, as represented by the Index, gained during the reporting period and outpaced broad U.S. stock indices. The recovery that took place in the housing market during the reporting period helped drive gains for the real estate stocks within the Index. Commercial banks were also beneficiaries of the residential real estate recovery and the low-interest-rate environment. Low home mortgage rates and improving home prices fueled growth in home loans, improving financial results for commercial banks. Insurance companies generally performed well, benefiting from improving balance sheets. Property and casualty insurers, however, were hurt by catastrophe losses, most notably from Hurricane Sandy in October 2012. Low interest rates also continued to dampen earnings for companies in the insurance industry group.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Banks	37.41%
Insurance	24.01
Real Estate Investment Trusts	20.07
Diversified Financial Services	13.06
Commercial Services	3.45
Real Estate	0.98
Savings & Loans	0.72
Software	0.13
Retail	0.07
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Berkshire Hathaway Inc. Class B	6.37%
J.P. Morgan Chase & Co.	6.17
Wells Fargo & Co.	6.12
Citigroup Inc.	4.66
Bank of America Corp.	4.38
Visa Inc. Class A	2.86
American Express Co.	2.16
Goldman Sachs Group Inc. (The)	2.10
U.S. Bancorp	2.04
American International Group Inc.	2.01

TOTAL	38.87%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.53%	16.54%	17.02%	16.53%	16.54%	17.02%
5 Years	4.71%	4.72%	5.14%	25.90%	25.92%	28.47%
10 Years	9.25%	9.26%	9.74%	142.29%	142.50%	153.25%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,161.80	$2.47	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

The iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials IndexSM (the “Index”). The Index measures the performance of the industrials sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 16.53%, net of fees, while the total return for the Index was 17.02%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Industrials stocks, as represented by the Index, gained during the reporting period and performed in line with broad U.S. stock indices. During the reporting period, the sector struggled with an economic slowdown in China, recessionary conditions in Europe, and a tepid economic recovery in the U.S. A strong U.S. dollar also negatively affected the sector, as it made U.S.-made goods less affordable to foreign buyers. Still, industrial production (the total output of businesses in the industrial sector) strengthened over the course of the reporting period, gaining 3.5% over the twelve months from March 2012 to March 2013.

Within the Index, aerospace companies experienced moderate growth, with commercial airplane sales offsetting weakness in military aircraft sales. Railroad stocks performed well, benefiting from a trend toward transporting crude oil by rail from new shale fields around the country. Airlines also fared well during the reporting period, overcoming higher oil prices and uneven global economic conditions through increased efficiencies and restructuring. Building materials stocks benefited from improving conditions within the residential construction market during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Manufacturing	23.79%
Aerospace & Defense	13.33
Transportation	12.96
Machinery	9.22
Electronics	7.68
Commercial Services	7.08
Electrical Components & Equipment	3.45
Computers	2.71
Environmental Control	2.44
Packaging & Containers	2.14
Chemicals	2.09
Building Materials	2.03
Distribution & Wholesale	1.88
Metal Fabricate & Hardware	1.78
Engineering & Construction	1.56
Software	1.32
Auto Manufacturers	1.14
Other*	3.25
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

General Electric Co.	11.13%
United Technologies Corp.	3.70
Union Pacific Corp.	3.33
3M Co.	3.19
Boeing Co. (The)	2.99
United Parcel Service Inc. Class B	2.95
Honeywell International Inc.	2.77
Caterpillar Inc.	2.66
Accenture PLC Class A	2.52
Emerson Electric Co.	1.92

TOTAL	37.16%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.74%	22.73%	23.32%	22.74%	22.73%	23.32%
5 Years	(4.86)%	(4.85)%	(4.56)%	(22.04)%	(22.00)%	(20.81)%
10 Years	(0.36)%	(0.36)%	0.06%	(3.51)%	(3.58)%	0.57%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,187.50	$2.49	$1,000.00	$1,022.50	$2.31	0.46%

[a]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

The iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services IndexSM (the “Index”). The Index measures the performance of the financial services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.74%, net of fees, while the total return for the Index was 23.32%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Financial services stocks, as represented by the Index, gained during the reporting period and outpaced broad U.S. stock indices. Asset managers as a group experienced an inflow of assets as stock markets strengthened. Credit card companies performed well, benefiting from improving credit quality and volumes amid improving economic conditions. Brokerage firms and investment banks, meanwhile, continued to struggle with concerns about tighter government control of the risk-taking activities of financial firms as well as lower investment banking fees in an environment marked by volatile markets. Mortgage finance companies benefited from the housing market recovery, although they faced new regulations intended to reduce risky loans and protect consumers from mortgage abuse.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Banks	67.85%
Diversified Financial Services	23.70
Commercial Services	6.26
Savings & Loans	1.32
Insurance	0.34
Software	0.25
Retail	0.12
Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

J.P. Morgan Chase & Co.	11.18%
Wells Fargo & Co.	11.09
Citigroup Inc.	8.45
Bank of America Corp.	7.93
Visa Inc. Class A	5.18
American Express Co.	3.92
Goldman Sachs Group Inc. (The)	3.81
U.S. Bancorp	3.69
MasterCard Inc. Class A	3.48
PNC Financial Services Group Inc. (The)	2.14

TOTAL	60.87%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.35%	19.35%	19.95%	19.35%	19.35%	19.95%
5 Years	5.99%	5.97%	6.34%	33.76%	33.63%	36.00%
10 Years	11.20%	11.21%	11.62%	189.03%	189.46%	200.29%

GROWTH OF $10,000 INVESTMENT (AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,171.70	$2.48	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

The iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate IndexSM (the “Index”). The Index measures the performance of the real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 19.35%, net of fees, while the total return for the Index was 19.95%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Real estate stocks, as represented by the Index, gained during the reporting period and outpaced broad U.S. stock indices. As the U.S. economy began to recover during the reporting period, albeit modestly, rents and occupancies across most types of properties improved as landlords could raise rents, thereby increasing revenues. Also contributing to the strength of the real estate investment trust (“REIT”) market, an accommodative stance by the Federal Reserve extended the low-interest-rate environment throughout the reporting period. This environment continued to drive investor demand for REITs because of the steady income that REITs generally offer, in addition to opportunity for capital appreciation. Compared to the 10-year U.S. Treasury bond yield of less than 2%, REITs offered an average 3% yield at year-end 2012. Low interest rates also helped to keep the cost of capital low, and publicly traded REITs were able to execute debt issuance at attractive rates.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

REITs–Diversified	18.25%
REITs–Regional Malls	13.76
REITs–Health Care	12.66
REITs–Apartments	11.91
REITs–Office Property	9.20
REITs–Mortgage	8.74
REITs–Shopping Centers	4.80
REITs–Storage	4.74
REITs–Hotels	4.51
REITs–Warehouse/Industrial	3.67
Real Estate Management/Services	3.35
REITs–Outlet Centers	2.26
Real Estate Operating/Development	1.33
REITs–Manufactured Homes	0.50
Short-Term and Other Net Assets	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Simon Property Group Inc.	8.66%
American Tower Corp.	5.18
HCP Inc.	3.77
Public Storage	3.72
Ventas Inc.	3.63
Health Care REIT Inc.	3.05
Prologis Inc.	3.03
Equity Residential	2.90
Weyerhaeuser Co.	2.60
Boston Properties Inc.	2.59

TOTAL	39.13%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.25%	17.27%	17.85%	17.25%	17.27%	17.85%
5 Years	5.69%	5.70%	6.22%	31.90%	31.92%	35.22%
Since Inception	4.13%	4.12%	4.65%	29.85%	29.82%	34.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/14/06. The first day of secondary market trading was 11/17/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,174.00	$2.70	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

The iShares MSCI KLD 400 Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI KLD 400 Social Index (the “Index”). The Index is a free float-adjusted market capitalization index designed to provide exposure to U.S. companies that have positive environmental, social, and governance characteristics. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 17.25%, net of fees, while the total return for the Index was 17.85%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

Socially-responsible stocks, as represented by the Index, generally gained during the reporting period, performing in line with the broad U.S. stock indices. One contributing factor to Index performance was its sector weightings. The health care sector, which was the second largest sector at an average of 15% of the Index, was the largest positive contributor to Index returns as health care spending that had been dampened by the weak economic environment of the past several years began to see signs of improvement. The modestly improving U.S. economy also supported strength in the consumer discretionary and consumer staples sectors as consumer spending rose. The financials sector, the Index’s third largest sector weighting at 15% of the Index, also contributed meaningfully to Index returns. The recovery that took place in the housing market during the reporting period helped drive gains for the real estate and commercial banking segments of the financial sector. The technology sector, the largest sector weighting at 24% of the Index, contributed solidly to Index returns, although it delivered the weakest absolute sector results. Decreased IT spending from corporations and an investor focus on value-oriented, dividend-paying stocks hurt the growth-oriented technology sector.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	26.15%
Technology	16.65
Financial	14.90
Communications	12.89
Consumer Cyclical	12.06
Industrial	8.32
Energy	4.43
Basic Materials	2.82
Utilities	1.68
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Microsoft Corp.	4.00%
Johnson & Johnson	3.76
Google Inc. Class A	3.48
International Business Machines Corp.	3.46
Procter & Gamble Co. (The)	3.35
Merck & Co. Inc.	2.28
PepsiCo Inc.	2.03
Intel Corp.	1.90
Cisco Systems Inc.	1.77
Home Depot Inc. (The)	1.75

TOTAL	27.78%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.45%	12.42%	13.05%	12.45%	12.42%	13.05%
5 Years	5.03%	5.04%	5.55%	27.83%	27.86%	31.02%
Since Inception	5.39%	5.38%	5.91%	54.32%	54.26%	60.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/24/05. The first day of secondary market trading was 1/28/05.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,160.00	$2.68	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

The iShares MSCI USA ESG Select Social Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI USA ESG Select Index (the “Index”). The Index is an optimized index designed to measure equity performance of U.S. companies that have positive environmental, social and governance (“ESG”) characteristics, while exhibiting risk and return characteristics similar to the MSCI USA IndexSM. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 12.45%, net of fees, while the total return for the Index was 13.05%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving solid results for the reporting period.

Socially-responsible stocks, as represented by the Index, generally gained during the reporting period, although they lagged the broad U.S. stock indices. One contributing factor to the Index’s performance was its sector weightings. The financials sector, the Index’s second largest sector weighting, made the largest positive contribution to Index returns. The recovery that took place in the housing market during the reporting period helped drive gains for the real estate and commercial banking segments of the financial sector. The health care sector also contributed meaningfully as health care spending that had been hemmed in by the weak economic environment of the past several years began to see signs of improvement. The modestly improving U.S. economy supported strength in the consumer staples sector as consumer spending rose. Industrials contributed significantly to Index results. The sector faced a slow global economy and a strong U.S. dollar. Still, industrial production (the total output of businesses in the industrial sector) strengthened. The technology sector, the largest sector weighting in the Index at the end of the reporting period, was the sole sector detractor from Index returns. Decreased IT spending from corporations and an investor focus on value-oriented, dividend-paying stocks hurt this growth-oriented sector.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Financial	19.08%
Technology	17.20
Consumer Non-Cyclical	16.26
Industrial	14.45
Consumer Cyclical	10.51
Energy	8.37
Utilities	5.22
Communications	5.07
Basic Materials	3.72
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Eaton Corp. PLC	3.71%
NextEra Energy Inc.	3.35
International Business Machines Corp.	3.18
American Express Co.	2.90
Marsh & McLennan Companies Inc.	2.65
Apple Inc.	2.46
Nike Inc. Class B	2.44
Travelers Companies Inc. (The)	2.31
Spectra Energy Corp.	2.30
Sigma-Aldrich Corp.	2.13

TOTAL	27.43%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.58%	15.53%	16.00%	15.58%	15.53%	16.00%
5 Years	4.78%	4.73%	4.91%	26.27%	25.98%	27.08%
10 Years	12.08%	12.08%	12.48%	212.94%	212.95%	224.19%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,166.30	$1.88	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

The iShares Cohen & Steers Realty Majors Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Index”). The Index consists of relatively large and liquid real estate investment trusts (“REITs”) that may benefit consolidation and from future securitization of the U.S. real estate industry. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 15.58%, net of fees, while the total return for the Index was 16.00%.

As discussed in the market overview, equities experienced strong gains for the reporting period, with broad domestic equity indices reaching record highs towards the end of the period. The Index reflected this strength in the equity market, achieving sound results for the reporting period.

REITs, as represented by the Index, gained during the reporting period and performed in line with broad U.S. stock indices. As the U.S. economy began to recover during the reporting period, albeit modestly, rents and occupancies across most types of properties improved as landlords could raise rents, thereby increasing revenues. Also contributing to the strength of the REIT market, an accommodative stance by the Federal Reserve extended the low-interest-rate environment throughout the reporting period. This environment continued to drive investor demand for REITs because of the steady income that REITs offer, in addition to opportunity for capital appreciation. Compared to the 10-year U.S. Treasury bond yield of less than 2%, REITs offered an average 3% yield at year-end 2012. Low interest rates also helped to keep the cost of capital low, as publicly traded REITs were able to execute debt issuance at attractive rates.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

REITs–Health Care	20.46%
REITs–Apartments	17.29
REITs–Regional Malls	16.44
REITs–Office Property	11.70
REITs–Diversified	8.75
REITs–Shopping Centers	8.02
REITs–Storage	7.26
REITs–Warehouse/Industrial	5.90
REITs–Hotels	4.05
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Simon Property Group Inc.	7.77%
HCP Inc.	7.35
Public Storage	7.26
Ventas Inc.	7.16
Health Care REIT Inc.	5.94
Prologis Inc.	5.90
Equity Residential	5.70
Boston Properties Inc.	5.04
AvalonBay Communities Inc.	4.65
Vornado Realty Trust	4.53

TOTAL	61.30%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.88%

CHEMICALS — 67.98%
Air Products and Chemicals Inc.	222,331	$19,333,904
Airgas Inc.	73,158	7,070,721
Albemarle Corp.	95,156	5,828,305
Ashland Inc.	78,647	6,701,511
Axiall Corp.	74,789	3,922,683
Cabot Corp.	64,290	2,414,732
Celanese Corp. Series A	170,949	8,446,590
CF Industries Holdings Inc.	67,465	12,582,897
Chemtura Corp.[a]	104,851	2,229,132
Cytec Industries Inc.	48,057	3,501,433
Dow Chemical Co. (The)	1,289,702	43,733,795
E.I. du Pont de Nemours and Co.	1,000,493	54,536,873
Eastman Chemical Co.	164,855	10,987,586
FMC Corp.	147,412	8,947,908
H.B. Fuller Co.	53,542	2,029,242
Huntsman Corp.	205,699	3,879,483
International Flavors & Fragrances Inc.	87,347	6,742,315
Intrepid Potash Inc.	57,517	1,058,888
LyondellBasell Industries NV Class A	406,599	24,680,559
Minerals Technologies Inc.	37,613	1,528,216
Mosaic Co. (The)	296,296	18,248,871
NewMarket Corp.[b]	11,477	3,083,870
Olin Corp.	86,005	2,078,741
PolyOne Corp.	106,090	2,390,208
PPG Industries Inc.	152,965	22,507,270
Praxair Inc.	317,175	36,253,102
Rockwood Holdings Inc.	84,046	5,453,745
RPM International Inc.	141,835	4,595,454
Sensient Technologies Corp.	53,633	2,110,459
Sigma-Aldrich Corp.	128,971	10,148,728
W.R. Grace & Co.[a]	76,072	5,865,912
Westlake Chemical Corp.	21,368	1,776,536

		344,669,669
COAL — 3.56%
Alpha Natural Resources Inc.[a,b]	235,602	1,748,167
Arch Coal Inc.	227,587	1,103,797
CONSOL Energy Inc.	244,274	8,217,377
Peabody Energy Corp.	288,807	5,793,469
Walter Energy Inc.	66,722	1,195,658

		18,058,468

Security	Shares	Value

FOREST PRODUCTS & PAPER — 5.19%
Domtar Corp.	37,181	$2,584,451
International Paper Co.	472,461	22,196,218
Resolute Forest Products Inc.[a,b]	103,323	1,511,615

		26,292,284
HOUSEHOLD PRODUCTS & WARES — 0.88%
Avery Dennison Corp.	107,282	4,446,839

		4,446,839
IRON & STEEL — 7.29%
Allegheny Technologies Inc.	114,916	3,100,434
Carpenter Technology Corp.	47,282	2,125,799
Cliffs Natural Resources Inc.[b]	162,012	3,457,336
Commercial Metals Co.	124,390	1,818,582
Nucor Corp.	340,175	14,838,433
Reliance Steel & Aluminum Co.	81,703	5,316,414
Steel Dynamics Inc.	235,373	3,540,010
United States Steel Corp.[b]	154,259	2,745,810

		36,942,818
MANUFACTURING — 0.41%
Polypore International Inc.[a,b]	49,968	2,095,158

		2,095,158
METAL FABRICATE & HARDWARE — 0.36%
Worthington Industries Inc.	56,763	1,826,633

		1,826,633
MINING — 14.21%
Alcoa Inc.	1,145,006	9,732,551
Allied Nevada Gold Corp.[a,b]	87,718	938,583
Coeur d’Alene Mines Corp.[a]	108,946	1,660,337
Compass Minerals International Inc.	35,571	3,078,314
Freeport-McMoRan Copper & Gold Inc.	1,016,802	30,941,285
Hecla Mining Co.	306,130	1,040,842
Kaiser Aluminum Corp.	18,022	1,135,386
Molycorp Inc.[a,b]	141,123	824,158
Newmont Mining Corp.	531,918	17,234,143
Royal Gold Inc.	69,718	3,874,927
Stillwater Mining Co.[a]	126,236	1,570,376

		72,030,902

TOTAL COMMON STOCKS (Cost: $653,664,020)		506,362,771

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.72%

MONEY MARKET FUNDS — 2.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	12,073,394	$12,073,394
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	838,987	838,988
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	873,954	873,954

		13,786,336

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,786,336)		13,786,336

TOTAL INVESTMENTS IN SECURITIES — 102.60% (Cost: $667,450,356)		520,149,107
Other Assets, Less Liabilities — (2.60)%		(13,170,188)

NET ASSETS — 100.00%		$506,978,919

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.78%

AGRICULTURE — 16.13%
Altria Group Inc.	540,450	$19,731,830
Archer-Daniels-Midland Co.	177,094	6,010,570
Bunge Ltd.	39,254	2,834,531
Lorillard Inc.	102,012	4,375,295
Philip Morris International Inc.	443,088	42,354,782
Reynolds American Inc.	86,539	4,103,679
Universal Corp.	6,280	361,414

		79,772,101
APPAREL — 6.62%
Carter’s Inc.[a]	13,742	898,589
Coach Inc.	75,521	4,445,166
Crocs Inc.[a]	23,716	379,930
Deckers Outdoor Corp.[a]	9,257	510,246
Hanesbrands Inc.[a]	26,447	1,326,582
Iconix Brand Group Inc.[a,b]	17,442	499,713
Michael Kors Holdings Ltd.[a,b]	47,372	2,697,362
Nike Inc. Class B	195,090	12,407,724
Ralph Lauren Corp.	16,338	2,966,654
Steven Madden Ltd.[a,b]	11,049	537,313
Under Armour Inc. Class Aa,b	20,860	1,190,689
VF Corp.	23,720	4,227,378
Wolverine World Wide Inc.	13,475	643,701

		32,731,047
AUTO MANUFACTURERS — 4.42%
Ford Motor Co.	1,054,692	14,459,827
General Motors Co.[a,b]	205,689	6,343,449
Tesla Motors Inc.[a,b]	19,290	1,041,467

		21,844,743
AUTO PARTS & EQUIPMENT — 4.12%
BorgWarner Inc.[a]	31,084	2,429,836
Cooper Tire & Rubber Co.	16,997	423,055
Dana Holding Corp.	39,853	687,464
Delphi Automotive PLC	78,894	3,645,692
Goodyear Tire & Rubber Co. (The)[a]	66,032	825,070
Johnson Controls Inc.	184,011	6,442,225
Lear Corp.[b]	25,755	1,488,124
Tenneco Inc.[a]	16,200	626,454
TRW Automotive Holdings Corp.[a]	28,899	1,735,963
Visteon Corp.[a]	14,210	835,406
WABCO Holdings Inc.[a]	16,992	1,227,332

		20,366,621

Security	Shares	Value

BEVERAGES — 19.62%
Beam Inc.	43,081	$2,787,771
Brown-Forman Corp. Class B NVS	40,720	2,870,760
Coca-Cola Co. (The)	1,030,632	43,626,653
Coca-Cola Enterprises Inc.	70,522	2,583,221
Constellation Brands Inc. Class Aa	40,993	2,023,005
Dr Pepper Snapple Group Inc.	54,724	2,672,173
Green Mountain Coffee Roasters Inc.[a,b]	33,223	1,907,000
Molson Coors Brewing Co. Class B NVS	41,964	2,165,342
Monster Beverage Corp.[a]	38,731	2,184,428
PepsiCo Inc.	414,851	34,212,762

		97,033,115
CHEMICALS — 3.11%
Monsanto Co.	144,080	15,390,626

		15,390,626
COSMETICS & PERSONAL CARE — 15.70%
Avon Products Inc.	116,189	2,690,937
Colgate-Palmolive Co.	118,217	14,116,292
Estee Lauder Companies Inc. (The) Class A	64,461	4,470,371
Procter & Gamble Co. (The)	734,535	56,390,252

		77,667,852
DISTRIBUTION & WHOLESALE — 1.44%
Fossil Inc.[a,b]	14,370	1,409,984
Genuine Parts Co.	41,679	3,181,358
LKQ Corp.[a,b]	80,269	1,932,878
Pool Corp.	12,496	612,554

		7,136,774
ELECTRICAL COMPONENTS & EQUIPMENT — 0.32%
Energizer Holdings Inc.	16,648	1,608,030

		1,608,030
ELECTRONICS — 0.17%
Gentex Corp.	38,518	866,655

		866,655
ENVIRONMENTAL CONTROL — 0.12%
Darling International Inc.[a,b]	31,689	586,563

		586,563
FOOD — 14.10%
B&G Foods Inc. Class A	14,224	438,953
Campbell Soup Co.	48,184	2,236,219
ConAgra Foods Inc.	111,303	3,936,787

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Dean Foods Co.[a]	50,135	$959,584
Flowers Foods Inc.	30,877	1,017,088
Fresh Del Monte Produce Inc.[b]	10,256	260,605
General Mills Inc.	173,872	8,766,626
H.J. Heinz Co.	86,223	6,244,270
Hain Celestial Group Inc.[a,b]	12,504	815,886
Hershey Co. (The)	40,392	3,601,351
Hillshire Brands Co.	33,078	1,187,831
Hormel Foods Corp.	36,167	1,492,612
Ingredion Inc.	20,782	1,496,512
J.M. Smucker Co. (The)	28,821	2,975,192
Kellogg Co.	67,145	4,367,111
Kraft Foods Group Inc.	159,334	8,204,108
Lancaster Colony Corp.	5,220	412,014
McCormick & Co. Inc. NVS	35,663	2,565,596
Mondelez International Inc. Class A	478,182	15,038,824
Post Holdings Inc.[a,b]	8,792	385,002
Smithfield Foods Inc.[a]	33,580	859,648
TreeHouse Foods Inc.[a,b]	9,738	620,408
Tyson Foods Inc. Class A	76,292	1,879,072

		69,761,299
HAND & MACHINE TOOLS — 0.93%
Snap-on Inc.	15,681	1,351,702
Stanley Black & Decker Inc.	43,121	3,225,882

		4,577,584
HOME BUILDERS — 1.98%
D.R. Horton Inc.	75,206	1,961,373
Lennar Corp. Class A	44,388	1,829,673
M.D.C. Holdings Inc.	10,505	394,988
NVR Inc.[a]	1,262	1,299,860
PulteGroup Inc.[a]	91,513	1,920,858
Ryland Group Inc. (The)	12,208	550,092
Thor Industries Inc.	11,832	438,849
Toll Brothers Inc.[a]	40,493	1,389,315

		9,785,008
HOME FURNISHINGS — 0.89%
Harman International Industries Inc.	18,311	818,685
Tempur-Pedic International Inc.[a]	16,054	778,619
TiVo Inc.[a,b]	33,325	390,569
Whirlpool Corp.	21,115	2,413,022

		4,400,895
HOUSEHOLD PRODUCTS & WARES — 3.85%
Church & Dwight Co. Inc.	37,093	2,369,872
Clorox Co. (The)	35,180	3,034,275

Security	Shares	Value

Jarden Corp.[a]	27,187	$1,223,687
Kimberly-Clark Corp.	104,229	10,755,391
Scotts Miracle-Gro Co. (The) Class A	10,441	473,499
Tupperware Brands Corp.	14,537	1,167,321

		19,024,045
HOUSEWARES — 0.41%
Newell Rubbermaid Inc.	77,025	2,028,839

		2,028,839
LEISURE TIME — 1.13%
Brunswick Corp.	24,267	768,293
Harley-Davidson Inc.	60,854	3,325,671
Polaris Industries Inc.	17,128	1,476,263

		5,570,227
MACHINERY — 0.21%
Briggs & Stratton Corp.[b]	12,969	291,673
Middleby Corp. (The)[a,b]	5,046	754,781

		1,046,454
MANUFACTURING — 0.25%
Leggett & Platt Inc.	38,413	1,238,435

		1,238,435
OFFICE FURNISHINGS — 0.16%
Herman Miller Inc.	15,707	394,088
HNI Corp.	12,095	416,431

		810,519
PHARMACEUTICALS — 1.12%
Herbalife Ltd.[b]	27,734	1,101,317
Mead Johnson Nutrition Co. Class A	54,459	4,416,080

		5,517,397
RETAIL — 0.77%
Fifth & Pacific Companies Inc.[a]	32,237	664,727
Nu Skin Enterprises Inc. Class A	14,216	721,178
PVH Corp.	20,999	2,423,494

		3,809,399
SOFTWARE — 0.71%
Activision Blizzard Inc.	113,840	1,701,908
Electronic Arts Inc.[a]	80,745	1,421,919
Take-Two Interactive Software Inc.[a,b]	24,656	376,251

		3,500,078

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

TEXTILES — 0.35%
Mohawk Industries Inc.[a]	15,668	$1,737,268

		1,737,268
TOYS, GAMES & HOBBIES — 1.15%
Hasbro Inc.	30,829	1,460,370
Mattel Inc.	92,649	4,230,353

		5,690,723

TOTAL COMMON STOCKS
(Cost: $420,110,758)		493,502,297

SHORT-TERM INVESTMENTS — 2.58%

MONEY MARKET FUNDS — 2.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	11,519,442	11,519,442
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	800,493	800,493
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	450,762	450,762

		12,770,697

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,770,697)		12,770,697

TOTAL INVESTMENTS IN SECURITIES — 102.36%
(Cost: $432,881,455)		506,272,994
Other Assets, Less Liabilities — (2.36)%		(11,660,750)

NET ASSETS — 100.00%		$494,612,244

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

ADVERTISING — 1.08%
Interpublic Group of Companies Inc. (The)	70,726	$978,848
Lamar Advertising Co. Class Aa	9,452	442,542
Omnicom Group Inc.	44,661	2,669,388

		4,090,778
AIRLINES — 1.98%
Alaska Air Group Inc.[a,b]	12,016	740,666
Delta Air Lines Inc.[a]	145,750	2,498,155
JetBlue Airways Corp.[a,b]	38,581	265,823
Southwest Airlines Co.	124,474	1,705,294
United Continental Holdings Inc.[a]	56,871	1,836,934
US Airways Group Inc.[a,b]	27,847	470,614

		7,517,486
COMMERCIAL SERVICES — 1.92%
Aaron’s Inc.	12,087	347,018
Apollo Group Inc. Class Aa,b	17,181	315,615
Arbitron Inc.	4,578	213,747
Avis Budget Group Inc.[a,b]	18,311	528,089
Chemed Corp.	3,286	268,203
DeVry Inc.	9,752	273,154
H&R Block Inc.	46,372	1,286,359
Hertz Global Holdings Inc.[a]	61,491	1,480,703
Live Nation Entertainment Inc.[a]	24,213	305,810
Morningstar Inc.	3,855	254,469
Rent-A-Center Inc.	9,944	347,344
Rollins Inc.	11,295	274,694
Service Corp. International	36,049	608,507
Sotheby’s	11,588	411,142
Valassis Communications Inc.	6,690	171,465
Weight Watchers International Inc.	4,582	193,223

		7,279,542
COMPUTERS — 0.22%
IHS Inc. Class Aa,b	8,539	831,955

		831,955
DISTRIBUTION & WHOLESALE — 0.08%
Beacon Roofing Supply Inc.[a,b]	8,311	316,898

		316,898
ENTERTAINMENT — 1.30%
Bally Technologies Inc.[a,b]	7,067	376,530
Cinemark Holdings Inc.	17,465	539,494
Dolby Laboratories Inc. Class A	8,182	268,779

Security	Shares	Value

DreamWorks Animation SKG Inc. Class Aa,b	12,301	$237,163
International Game Technology	45,166	765,564
Madison Square Garden Inc. Class Aa	10,447	629,641
Marriott Vacations Worldwide Corp.[a,b]	5,004	227,582
Penn National Gaming Inc.[a]	11,413	668,231
Regal Entertainment Group Class Ab	13,587	243,751
Six Flags Entertainment Corp.	8,641	629,669
Vail Resorts Inc.	6,155	371,146

		4,957,550
FOOD — 2.93%
Fresh Market Inc. (The)[a,b]	6,995	286,305
Harris Teeter Supermarkets Inc.	8,445	352,917
Kroger Co. (The)	88,582	3,045,449
Safeway Inc.	40,947	922,126
Sysco Corp.	100,146	3,491,090
United Natural Foods Inc.[a,b]	8,409	419,946
Whole Foods Market Inc.	29,442	2,600,317

		11,118,150
INTERNET — 10.31%
Amazon.com Inc.[a]	62,170	15,779,368
eBay Inc.[a]	199,493	10,451,438
Expedia Inc.	15,964	891,430
Liberty Interactive Corp. Series Aa	88,495	1,884,058
Liberty Ventures Series Aa	4,791	351,995
Netflix Inc.[a,b]	9,574	2,068,654
OpenTable Inc.[a]	3,938	218,126
Priceline.com Inc.[a]	8,525	5,933,315
Shutterfly Inc.[a,b]	5,298	235,920
TripAdvisor Inc.[a]	18,803	988,662
ValueClick Inc.[a,b]	12,149	374,918

		39,177,884
LEISURE TIME — 1.07%
Carnival Corp.	75,891	2,618,998
Life Time Fitness Inc.[a,b]	6,769	312,593
Royal Caribbean Cruises Ltd.	24,712	902,729
WMS Industries Inc.[a,b]	9,394	238,420

		4,072,740
LODGING — 3.22%
Choice Hotels International Inc.	4,681	182,840
Hyatt Hotels Corp. Class Aa	9,361	399,527
Las Vegas Sands Corp.	60,508	3,403,575
Marriott International Inc. Class A	41,652	1,793,535
MGM Resorts International[a]	63,523	896,945

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Orient-Express Hotels Ltd. Class Aa	15,180	$153,318
Starwood Hotels & Resorts Worldwide Inc.	33,123	2,137,096
Wyndham Worldwide Corp.	23,357	1,403,289
Wynn Resorts Ltd.	13,638	1,872,497

		12,242,622
MANUFACTURING — 0.07%
Hillenbrand Inc.	10,752	270,198

		270,198
MEDIA — 25.58%
AMC Networks Inc. Class Aa	9,890	623,169
Cablevision NY Group Class A	36,619	544,158
CBS Corp. Class B NVS	100,019	4,578,870
Charter Communications Inc. Class Aa	14,376	1,448,238
Comcast Corp. Class A	451,255	18,636,831
DIRECTV[a]	97,983	5,541,918
Discovery Communications Inc. Series Aa	41,911	3,303,425
DISH Network Corp. Class A	34,723	1,360,794
FactSet Research Systems Inc.	6,942	653,034
Gannett Co. Inc.	39,261	791,502
John Wiley & Sons Inc. Class A	8,054	307,421
Liberty Global Inc. Series Aa,b	41,281	2,987,506
Liberty Media Corp.[a]	19,103	2,194,553
Meredith Corp.	6,164	239,286
New York Times Co. (The) Class Aa,b	20,925	185,396
News Corp. Class A NVS	341,883	10,588,117
Nielsen Holdings NV	28,706	993,802
Scripps Networks Interactive Inc. Class A	14,707	979,192
Sirius XM Radio Inc.	549,465	1,785,761
Starz Liberty Capital Series Aa	19,150	447,727
Time Warner Cable Inc.	50,518	4,743,135
Time Warner Inc.	159,818	9,553,920
Viacom Inc. Class B NVS	77,846	4,981,366
Walt Disney Co. (The)	308,662	19,396,320
Washington Post Co. (The) Class Bb	776	344,032

		97,209,473
PHARMACEUTICALS — 2.65%
AmerisourceBergen Corp.	39,356	2,129,947
Cardinal Health Inc.	58,231	2,574,975
McKesson Corp.	39,808	4,212,482
Omnicare Inc.	17,873	782,301
VCA Antech Inc.[a]	15,160	365,356

		10,065,061

Security	Shares	Value

RETAIL — 47.21%
Abercrombie & Fitch Co. Class A	13,588	$673,421
Advance Auto Parts Inc.	12,588	1,055,881
Aeropostale Inc.[a]	13,426	196,825
American Eagle Outfitters Inc.	30,771	598,496
ANN INC.[a,b]	8,297	245,093
Ascena Retail Group Inc.[a,b]	21,656	400,636
AutoNation Inc.[a]	6,640	302,186
AutoZone Inc.[a,b]	6,206	2,538,813
Bed Bath & Beyond Inc.[a]	38,631	2,657,813
Best Buy Co. Inc.	45,451	1,181,272
Big Lots Inc.[a]	9,930	361,651
Bob Evans Farms Inc.	4,782	207,252
Brinker International Inc.	12,079	469,873
Buckle Inc. (The)[b]	4,688	227,602
Cabela’s Inc.[a,b]	7,892	506,666
CarMax Inc.[a]	39,007	1,795,882
Casey’s General Stores Inc.	6,570	380,469
Cheesecake Factory Inc. (The)	8,402	334,568
Chico’s FAS Inc.	28,290	516,858
Children’s Place Retail Stores Inc. (The)[a,b]	4,046	197,930
Chipotle Mexican Grill Inc.[a]	5,306	1,927,086
Copart Inc.[a]	18,111	638,413
Costco Wholesale Corp.	74,480	8,075,866
Cracker Barrel Old Country Store Inc.	4,076	337,248
CVS Caremark Corp.	210,492	12,246,425
Darden Restaurants Inc.	22,108	1,141,436
Dick’s Sporting Goods Inc.	16,764	806,348
Dillard’s Inc. Class A	5,240	431,828
Dollar General Corp.[a]	51,597	2,687,688
Dollar Tree Inc.[a]	38,846	1,847,516
Domino’s Pizza Inc.	9,691	534,943
DSW Inc. Class A	5,526	365,379
Dunkin’ Brands Group Inc.	12,516	485,746
Express Inc.[a]	15,244	277,593
Family Dollar Stores Inc.	16,425	1,008,002
Foot Locker Inc.	25,752	897,972
GameStop Corp. Class A	20,687	721,976
Gap Inc. (The)	50,820	1,930,652
Genesco Inc.[a,b]	4,149	255,371
GNC Holdings Inc. Class A	12,572	569,889
Group 1 Automotive Inc.	3,664	221,599
Guess? Inc.	10,520	291,194
Home Depot Inc. (The)	255,620	18,749,727

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

HSN Inc.	6,330	$332,831
J.C. Penney Co. Inc.[b]	24,446	401,403
Jack in the Box Inc.[a,b]	7,465	267,620
Kohl’s Corp.	36,178	1,702,537
L Brands Inc.	40,921	2,062,828
Lowe’s Companies Inc.	189,775	7,291,156
Macy’s Inc.	67,542	3,012,373
McDonald’s Corp.	171,440	17,510,882
Men’s Wearhouse Inc. (The)	8,208	274,968
Nordstrom Inc.	25,594	1,448,365
O’Reilly Automotive Inc.[a]	19,030	2,042,300
Panera Bread Co. Class Aa	4,798	850,350
Papa John’s International Inc.[a,b]	2,890	182,070
PetSmart Inc.	18,369	1,253,501
Pier 1 Imports Inc.	18,435	427,876
Regis Corp.	9,710	182,063
Rite Aid Corp.[a,b]	122,478	324,567
Ross Stores Inc.	37,986	2,509,735
Saks Inc.[a,b]	17,393	200,889
Sally Beauty Holdings Inc.[a]	26,531	797,522
Sears Holdings Corp.[a,b]	6,209	318,770
Signet Jewelers Ltd.[b]	13,837	951,017
Staples Inc.	115,204	1,525,301
Starbucks Corp.	128,107	7,794,030
Target Corp.	111,265	7,850,858
Tiffany & Co.	20,371	1,500,935
TJX Companies Inc. (The)	124,682	6,080,741
Tractor Supply Co.	11,830	1,267,821
Ulta Salon, Cosmetics & Fragrance Inc.[a]	10,131	887,982
Urban Outfitters Inc.[a]	18,694	774,679
Vitamin Shoppe Inc.[a]	5,176	254,400
Wal-Mart Stores Inc.	285,955	22,224,423
Walgreen Co.	147,041	7,280,000
Wendy’s Co. (The)	48,302	274,838
Williams-Sonoma Inc.	14,739	791,190
Yum! Brands Inc.	77,056	5,249,055

		179,400,960
SOFTWARE — 0.23%
Acxiom Corp.[a,b]	12,622	251,052
Dun & Bradstreet Corp. (The)	6,979	617,292

		868,344

TOTAL COMMON STOCKS
(Cost: $319,862,104)		379,419,641

Security	Shares	Value

SHORT-TERM INVESTMENTS — 2.92%

MONEY MARKET FUNDS — 2.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	9,857,156	$9,857,156
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	684,980	684,980
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	553,925	553,925

		11,096,061

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,096,061)		11,096,061

TOTAL INVESTMENTS IN SECURITIES — 102.77%
(Cost: $330,958,165)		390,515,702
Other Assets, Less Liabilities — (2.77)%		(10,541,186)

NET ASSETS — 100.00%		$379,974,516

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

BANKS — 37.41%
Associated Banc-Corp	48,227	$688,199
BancorpSouth Inc.[a]	24,358	389,728
Bank of America Corp.	3,129,096	38,519,172
Bank of Hawaii Corp.	12,862	613,389
Bank of New York Mellon Corp. (The)	336,484	9,495,579
BB&T Corp.	202,296	6,224,648
BOK Financial Corp.	7,669	479,236
Capital One Financial Corp.	168,398	9,730,037
CapitalSource Inc.	59,980	536,821
Cathay General Bancorp	21,075	415,388
CIT Group Inc.[b]	58,173	2,472,934
Citigroup Inc.	878,771	41,003,455
City National Corp.	13,693	783,650
Comerica Inc.	54,315	1,968,919
Commerce Bancshares Inc.	22,195	890,242
Cullen/Frost Bankers Inc.	17,742	1,071,794
East West Bancorp Inc.	40,348	981,667
F.N.B. Corp.	40,255	458,505
Fifth Third Bancorp	252,848	4,306,001
First Financial Bankshares Inc.[a]	8,603	425,074
First Horizon National Corp.	69,878	726,731
First Republic Bank	19,678	747,370
FirstMerit Corp.	47,831	819,345
Fulton Financial Corp.	57,264	633,340
Glacier Bancorp Inc.[a]	20,669	381,343
Goldman Sachs Group Inc. (The)	126,549	18,485,012
Hancock Holding Co.	24,368	664,515
Huntington Bancshares Inc.	243,645	1,746,935
IBERIABANK Corp.	8,482	386,949
International Bancshares Corp.	15,605	302,737
J.P. Morgan Chase & Co.	1,106,837	54,246,081
KeyCorp	267,638	2,668,351
M&T Bank Corp.	35,317	3,538,763
MB Financial Inc.	15,571	385,538
Morgan Stanley	397,007	8,793,705
National Penn Bancshares Inc.	33,419	327,172
Northern Trust Corp.	62,836	3,388,117
Old National Bancorp	29,085	354,255
PacWest Bancorp	9,366	259,719
Park National Corp.	3,603	246,373
PNC Financial Services Group Inc. (The)[c]	152,842	10,374,915
Popular Inc.[b]	29,674	845,412

Security	Shares	Value

PrivateBancorp Inc.	16,893	$324,008
Prosperity Bancshares Inc.	12,916	593,361
Regions Financial Corp.	408,000	3,463,920
Signature Bank[a,b]	13,307	952,914
State Street Corp.	132,110	7,724,472
SunTrust Banks Inc.	155,699	4,554,196
Susquehanna Bancshares Inc.	53,516	624,532
SVB Financial Group[a,b]	12,937	919,950
Synovus Financial Corp.	228,673	615,130
TCF Financial Corp.	46,777	680,605
Texas Capital Bancshares Inc.[a,b]	11,738	489,005
Trustmark Corp.	19,600	481,180
U.S. Bancorp	538,903	17,934,692
UMB Financial Corp.	9,328	469,572
Umpqua Holdings Corp.	32,193	386,316
United Bankshares Inc.	8,606	217,818
Valley National Bancorp	57,402	516,044
Webster Financial Corp.	22,941	536,131
Wells Fargo & Co.	1,417,552	53,838,625
Westamerica Bancorp	7,706	334,363
Wintrust Financial Corp.	10,509	376,853
Zions Bancorp	53,148	1,308,504

		329,119,307
COMMERCIAL SERVICES — 3.45%
Equifax Inc.	34,789	2,129,087
MasterCard Inc. Class A	30,535	16,883,718
McGraw-Hill Companies Inc. (The)	81,295	4,398,872
Moody’s Corp.	55,924	3,402,975
SEI Investments Co.	38,821	1,112,610
Western Union Co.	163,999	2,428,825

		30,356,087
DIVERSIFIED FINANCIAL SERVICES — 13.06%
Affiliated Managers Group Inc.[b]	15,210	2,367,893
American Express Co.	277,939	19,013,807
Ameriprise Financial Inc.	58,780	4,380,873
BlackRock Inc.[c]	36,368	9,692,072
CBOE Holdings Inc.	25,142	943,579
Charles Schwab Corp. (The)	317,630	5,387,005
CME Group Inc.	88,701	5,398,343
Discover Financial Services	143,207	6,263,874
E*TRADE Financial Corp.[b]	82,482	848,740
Eaton Vance Corp. NVS	34,884	1,391,174
Federated Investors Inc. Class B	27,123	622,744
Franklin Resources Inc.	39,937	6,176,656
Greenhill & Co. Inc.	7,537	348,134

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

IntercontinentalExchange Inc.[b]	20,969	$3,416,479
Invesco Ltd.	127,346	4,041,962
Janus Capital Group Inc.	54,326	484,588
Legg Mason Inc.	33,079	1,053,897
NASDAQ OMX Group Inc. (The)	33,874	998,606
NYSE Euronext Inc.	70,383	2,731,564
Ocwen Financial Corp.[b]	33,480	1,224,698
Portfolio Recovery Associates Inc.[a,b]	4,851	595,460
Raymond James Financial Inc.	32,613	1,350,831
SLM Corp.	130,765	2,700,297
Stifel Financial Corp.[a,b]	16,770	540,329
T. Rowe Price Group Inc.	74,851	5,426,698
TD Ameritrade Holding Corp.	66,555	1,325,110
Visa Inc. Class A	149,145	25,124,967
Waddell & Reed Financial Inc. Class A	24,761	1,061,504

		114,911,884
INSURANCE — 24.01%
ACE Ltd.	98,140	8,748,200
Aflac Inc.	135,230	7,361,921
Alleghany Corp.[a,b]	4,877	1,920,270
Allied World Assurance Co. Holdings Ltd.	10,188	925,172
Allstate Corp. (The)	138,027	6,799,210
American Financial Group Inc.	21,587	1,042,004
American International Group Inc.[b]	426,964	17,684,849
Aon PLC	90,050	5,434,517
Arch Capital Group Ltd.[a,b]	38,748	2,055,969
Argo Group International Holdings Ltd.[a]	7,100	294,295
Arthur J. Gallagher & Co.	36,444	1,547,048
Aspen Insurance Holdings Ltd.[a]	20,117	768,268
Assurant Inc.	22,790	1,083,437
Assured Guaranty Ltd.	55,951	1,154,269
Axis Capital Holdings Ltd.	32,849	1,466,051
Berkshire Hathaway Inc. Class Bb	527,450	56,078,484
Brown & Brown Inc.	34,027	1,054,497
Chubb Corp. (The)	75,451	6,644,970
Cincinnati Financial Corp.	42,508	2,079,066
CNO Financial Group Inc.	63,601	719,963
Endurance Specialty Holdings Ltd.[a]	12,416	608,012
Erie Indemnity Co. Class A	7,318	582,293
Everest Re Group Ltd.	14,799	1,997,717
Fidelity National Financial Inc. Class A	62,105	1,667,519
First American Financial Corp.	30,922	827,782

Security	Shares	Value

Genworth Financial Inc. Class Ab	142,684	$1,431,121
Hanover Insurance Group Inc. (The)	12,815	646,260
Hartford Financial Services Group Inc. (The)	126,070	3,541,306
HCC Insurance Holdings Inc.	29,036	1,236,934
Kemper Corp.	15,682	499,629
Lincoln National Corp.	78,626	2,674,070
Loews Corp.	89,420	3,994,391
Markel Corp.[a,b]	3,734	2,002,357
Marsh & McLennan Companies Inc.	158,512	6,025,041
MBIA Inc.[a,b]	40,740	385,400
Mercury General Corp.	9,676	442,290
MetLife Inc.	316,296	12,332,381
Montpelier Re Holdings Ltd.[a]	16,213	417,647
Old Republic International Corp.	69,469	937,832
PartnerRe Ltd.[a]	17,702	1,670,007
Platinum Underwriters Holdings Ltd.[a]	9,428	535,039
Principal Financial Group Inc.	79,877	2,883,560
ProAssurance Corp.	17,804	872,218
Progressive Corp. (The)	160,488	4,058,742
Protective Life Corp.	22,494	856,122
Prudential Financial Inc.	134,456	8,123,832
Reinsurance Group of America Inc.	21,336	1,334,567
RenaissanceRe Holdings Ltd.[a]	12,750	1,197,097
RLI Corp.	4,832	347,179
Selective Insurance Group Inc.	16,200	379,566
StanCorp Financial Group Inc.	12,804	552,877
Torchmark Corp.	27,093	1,681,663
Travelers Companies Inc. (The)	109,306	9,335,825
Unum Group	78,111	2,178,516
Validus Holdings Ltd.[a]	29,207	1,127,682
W.R. Berkley Corp.	31,827	1,381,928
White Mountains Insurance Group Ltd.[a]	1,588	918,356
Willis Group Holdings PLC	50,108	1,988,285
XL Group PLC	85,448	2,660,851

		211,196,354
REAL ESTATE — 0.98%
Alexander & Baldwin Inc.[b]	12,577	428,373
CBRE Group Inc. Class Ab	88,048	2,132,523
Forest City Enterprises Inc. Class Aa,b	40,511	756,340
Howard Hughes Corp. (The)[b]	8,077	762,307
Jones Lang LaSalle Inc.	12,750	1,262,505
Realogy Holdings Corp.[b]	34,060	1,634,880
St. Joe Co. (The)[a,b]	26,041	509,622

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

WP Carey Inc.	16,397	$1,156,317

		8,642,867
REAL ESTATE INVESTMENT TRUSTS — 20.07%
Alexandria Real Estate Equities Inc.	18,397	1,338,750
American Campus Communities Inc.	30,225	1,349,244
American Capital Agency Corp.	113,245	3,772,191
American Tower Corp.	114,278	9,598,209
Annaly Capital Management Inc.	281,701	4,490,314
Apartment Investment and Management Co. Class A	42,113	1,310,135
ARMOUR Residential REIT Inc.	107,986	700,829
AvalonBay Communities Inc.	32,881	4,374,488
BioMed Realty Trust Inc.	53,298	1,199,738
Boston Properties Inc.	43,814	4,794,566
Brandywine Realty Trust[a]	44,518	664,654
BRE Properties Inc. Class A	22,257	1,123,533
Camden Property Trust	24,422	1,766,687
CBL & Associates Properties Inc.	46,656	1,126,276
Chimera Investment Corp.	295,967	976,691
Colonial Properties Trust	23,962	556,158
CommonWealth REIT	34,384	767,795
Corporate Office Properties Trust[a]	22,073	639,896
Corrections Corp. of America	28,751	1,040,786
CYS Investments Inc.	50,463	627,255
DCT Industrial Trust Inc.	80,350	629,141
DDR Corp.[a]	70,697	1,296,583
DiamondRock Hospitality Co.	55,961	558,491
Digital Realty Trust Inc.[a]	36,231	2,555,010
Douglas Emmett Inc.	37,980	993,937
Duke Realty Corp.	92,937	1,639,409
DuPont Fabros Technology Inc.[a]	18,900	475,146
EastGroup Properties Inc.	8,571	540,573
Entertainment Properties Trust[a]	13,461	761,085
Equity Lifestyle Properties, Inc.	11,224	911,950
Equity Residential	92,586	5,375,543
Essex Property Trust Inc.	10,970	1,722,838
Extra Space Storage Inc.	29,800	1,298,684
Federal Realty Investment Trust	18,798	2,199,554
Franklin Street Properties Corp.[a]	20,657	315,432
General Growth Properties Inc.	130,524	2,965,505
GEO Group Inc. (The)	20,520	768,474
Hatteras Financial Corp.	28,550	780,271
HCP Inc.	131,089	6,987,044
Health Care REIT Inc.[a]	75,392	5,652,138
Healthcare Realty Trust Inc.	25,545	766,861

Security	Shares	Value

Highwoods Properties Inc.	23,186	$951,322
Home Properties Inc.	14,848	957,102
Hospitality Properties Trust	39,835	1,171,547
Host Hotels & Resorts Inc.	209,876	3,834,435
Invesco Mortgage Capital Inc.	37,906	811,188
Kilroy Realty Corp.	21,618	1,223,363
Kimco Realty Corp.	118,140	2,809,369
LaSalle Hotel Properties	27,430	711,260
Lexington Realty Trust	51,935	665,287
Liberty Property Trust[a]	34,542	1,484,961
Macerich Co. (The)[a]	39,783	2,786,799
Mack-Cali Realty Corp.[a]	23,960	665,369
Medical Properties Trust Inc.	42,585	685,193
MFA Financial Inc.[a]	102,994	954,754
Mid-America Apartment Communities Inc.[a]	12,193	838,025
National Retail Properties Inc.[a]	33,433	1,326,621
Omega Healthcare Investors Inc.[a]	32,580	1,070,905
Piedmont Office Realty Trust Inc. Class A	48,369	992,532
Plum Creek Timber Co. Inc.[a]	47,005	2,422,638
Post Properties Inc.	15,758	778,918
Potlatch Corp.	11,571	547,887
Prologis Inc.	133,771	5,611,693
Public Storage	41,710	6,882,150
Rayonier Inc.	36,051	2,142,150
Realty Income Corp.	56,111	2,859,978
Redwood Trust Inc.[a]	23,401	534,011
Regency Centers Corp.	26,110	1,468,949
RLJ Lodging Trust	34,834	802,575
Ryman Hospitality Properties Inc.[a]	15,212	676,326
Senior Housing Properties Trust	54,336	1,544,772
Silver Bay Realty Trust Corp.	4,549	86,795
Simon Property Group Inc.	95,586	17,020,999
SL Green Realty Corp.	26,913	2,441,009
Sovran Self Storage Inc.	8,778	602,171
Starwood Property Trust Inc.	47,011	1,292,332
Sunstone Hotel Investors Inc.[b]	45,465	564,221
Tanger Factory Outlet Centers Inc.	27,114	1,006,472
Taubman Centers Inc.	17,126	1,464,444
Two Harbors Investment Corp.	100,933	1,209,177
UDR Inc.	72,354	1,778,461
Ventas Inc.	84,406	6,721,250
Vornado Realty Trust	48,942	4,285,362
Washington Real Estate Investment Trust	19,144	546,753

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Weingarten Realty Investors[a]	32,240	$1,098,417
Weyerhaeuser Co.	157,556	4,807,034

		176,548,840
RETAIL — 0.07%
Cash America International Inc.[a]	8,183	357,025
EZCORP Inc. Class A NVS[b]	13,958	235,890

		592,915
SAVINGS & LOANS — 0.72%
Capitol Federal Financial Inc.	40,291	477,045
First Niagara Financial Group Inc.	101,570	965,931
Hudson City Bancorp Inc.	137,063	1,138,994
New York Community Bancorp Inc.	127,389	1,726,121
People’s United Financial Inc.	97,882	1,288,127
TFS Financial Corp.[b]	22,947	249,434
Washington Federal Inc.	30,056	516,061

		6,361,713
SOFTWARE — 0.13%
MSCI Inc. Class Ab	34,691	1,182,963

		1,182,963

TOTAL COMMON STOCKS
(Cost: $869,168,533)		878,912,930

SHORT-TERM INVESTMENTS — 3.36%

MONEY MARKET FUNDS — 3.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	26,697,417	26,697,417
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	1,855,220	1,855,220
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	998,294	998,294

		29,550,931

TOTAL SHORT-TERM INVESTMENTS (Cost: $29,550,931)		29,550,931

TOTAL INVESTMENTS IN SECURITIES — 103.26%
(Cost: $898,719,464)		908,463,861
Other Assets, Less Liabilities — (3.26)%		(28,679,007)

NET ASSETS — 100.00%		$879,784,854

NVS  —  Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

AEROSPACE & DEFENSE — 13.33%
Alliant Techsystems Inc.	14,452	$1,074,651
B/E Aerospace Inc.[a]	46,002	2,886,165
Boeing Co. (The)	299,660	27,391,921
Curtiss-Wright Corp.	20,582	675,913
Esterline Technologies Corp.[a,b]	13,664	1,025,347
Exelis Inc.	83,036	927,512
General Dynamics Corp.	146,272	10,818,277
Kaman Corp.	11,732	396,424
L-3 Communications Holdings Inc.	39,503	3,209,619
Lockheed Martin Corp.	117,881	11,680,828
Moog Inc. Class Aa,b	19,972	922,906
Northrop Grumman Corp.	104,408	7,907,862
Raytheon Co.	143,245	8,792,378
Rockwell Collins Inc.	60,047	3,778,157
Spirit AeroSystems Holdings Inc. Class Aa	48,793	975,372
Teledyne Technologies Inc.[a,b]	16,448	1,234,587
TransDigm Group Inc.	19,890	2,919,852
Triumph Group Inc.	22,090	1,764,991
United Technologies Corp.	371,334	33,899,081

		122,281,843
AUTO MANUFACTURERS — 1.14%
Navistar International Corp.[a,b]	35,302	1,169,202
Oshkosh Corp.[a]	38,524	1,512,452
PACCAR Inc.	155,638	7,747,660

		10,429,314
BUILDING MATERIALS — 2.03%
Eagle Materials Inc.	20,687	1,401,544
Fortune Brands Home & Security Inc.[a]	72,403	2,634,745
Lennox International Inc.	20,167	1,250,354
Louisiana-Pacific Corp.[a]	61,426	1,113,039
Martin Marietta Materials Inc.	20,230	2,043,028
Masco Corp.	156,670	3,045,665
Owens Corning[a]	52,151	2,193,471
Simpson Manufacturing Co. Inc.	17,769	510,681
Texas Industries Inc.[a]	9,183	584,774
USG Corp.[a,b]	37,735	980,733
Vulcan Materials Co.	57,047	2,845,504

		18,603,538
CHEMICALS — 2.09%
Ecolab Inc.	116,873	9,889,793

Security	Shares	Value

Sherwin-Williams Co. (The)	37,801	$6,921,741
Valspar Corp. (The)	36,878	2,353,554

		19,165,088
COMMERCIAL SERVICES — 7.08%
ABM Industries Inc.	22,355	504,105
Acacia Research Corp.[a,b]	21,955	522,968
ADT Corp. (The)	97,035	4,234,607
Advisory Board Co. (The)[a,b]	15,473	760,498
Alliance Data Systems Corp.[a,b]	21,921	3,765,370
Automatic Data Processing Inc.	213,549	14,380,390
Brink’s Co. (The)	21,064	558,407
Convergys Corp.	46,856	797,489
CoreLogic Inc.[a]	43,153	1,177,214
Corporate Executive Board Co. (The)	14,718	829,507
CoStar Group Inc.[a,b]	11,822	1,281,623
Deluxe Corp.	22,392	854,031
Euronet Worldwide Inc.[a,b]	21,046	642,534
FleetCor Technologies Inc.[a]	30,715	2,361,984
FTI Consulting Inc.[a,b]	18,010	596,491
Genpact Ltd.	59,659	1,109,657
Global Payments Inc.	34,718	1,610,915
Iron Mountain Inc.	73,761	2,792,592
Lender Processing Services Inc.	37,364	1,036,477
Manpowergroup Inc.	33,889	1,801,539
MAXIMUS Inc.	15,022	1,197,103
Paychex Inc.	142,627	5,193,049
PHH Corp.[a,b]	25,093	528,960
Quanta Services Inc.[a]	94,026	2,583,835
R.R. Donnelley & Sons Co.[b]	79,534	979,064
Robert Half International Inc.	61,523	2,019,185
Total System Services Inc.	70,826	1,672,910
Towers Watson & Co. Class A	24,889	1,814,906
United Rentals Inc.[a,b]	41,023	2,158,220
Verisk Analytics Inc. Class Aa	63,797	3,910,118
WEX Inc.[a,b]	17,057	1,292,579

		64,968,327
COMPUTERS — 2.71%
Accenture PLC Class A	283,710	23,105,342
Jack Henry & Associates Inc.	37,997	1,763,061

		24,868,403
DISTRIBUTION & WHOLESALE — 1.88%
Arrow Electronics Inc.[a]	46,768	1,834,709
Fastenal Co.	118,904	5,832,241
United Stationers Inc.	17,781	577,349

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

W.W. Grainger Inc.	26,327	$6,488,816
Watsco Inc.	13,108	1,106,053
WESCO International Inc.[a,b]	19,290	1,382,900

		17,222,068
DIVERSIFIED FINANCIAL SERVICES — 0.09%
Air Lease Corp.	29,466	810,610

		810,610
ELECTRIC — 0.23%
MDU Resources Group Inc.	83,254	2,077,187

		2,077,187
ELECTRICAL COMPONENTS & EQUIPMENT — 3.45%
Acuity Brands Inc.	18,864	1,376,317
AMETEK Inc.	106,953	4,354,057
Belden Inc.	19,632	970,213
Emerson Electric Co.	317,931	17,648,350
EnerSys Inc.[a,b]	21,083	966,445
General Cable Corp.[a]	21,919	755,767
GrafTech International Ltd.[a,b]	55,409	397,837
Hubbell Inc. Class B	23,537	2,258,611
Littelfuse Inc.	9,714	678,231
Molex Inc.	61,041	1,682,900
Universal Display Corp.[a,b]	17,843	560,984

		31,649,712
ELECTRONICS — 7.68%
Agilent Technologies Inc.	152,814	6,332,612
Amphenol Corp. Class A	70,363	5,313,814
Avnet Inc.[a]	60,090	1,967,947
Benchmark Electronics Inc.[a,b]	24,341	434,243
Brady Corp. Class A	20,296	687,628
ESCO Technologies Inc.	11,648	418,979
FEI Co.	16,990	1,085,321
FLIR Systems Inc.	63,928	1,554,090
Honeywell International Inc.	345,118	25,379,978
Itron Inc.[a]	17,332	687,214
Jabil Circuit Inc.	81,117	1,443,883
Mettler-Toledo International Inc.[a,b]	13,312	2,781,676
National Instruments Corp.	41,907	1,145,318
PerkinElmer Inc.	50,139	1,536,760
TE Connectivity Ltd.	185,063	8,059,494
Trimble Navigation Ltd.[a]	112,588	3,235,779
Tyco International Ltd.	205,259	6,592,919
Vishay Intertechnology Inc.[a]	58,174	816,763
Woodward Inc.	26,654	959,277

		70,433,695

Security	Shares	Value

ENGINEERING & CONSTRUCTION — 1.56%
AECOM Technology Corp.[a]	46,190	$1,342,743
EMCOR Group Inc.	29,539	1,104,759
Fluor Corp.	71,447	4,071,050
Foster Wheeler AGa	46,760	986,636
Granite Construction Inc.	15,715	434,834
Jacobs Engineering Group Inc.[a]	57,266	2,890,788
KBR Inc.	65,103	1,958,298
URS Corp.	33,868	1,487,483

		14,276,591
ENVIRONMENTAL CONTROL — 2.44%
Clean Harbors Inc.[a,b]	23,307	1,327,800
Covanta Holding Corp.	58,004	1,160,080
Mine Safety Appliances Co.	13,711	658,128
Republic Services Inc.	130,717	4,454,835
Stericycle Inc.[a]	37,844	4,099,262
Tetra Tech Inc.[a,b]	28,452	748,003
Waste Connections Inc.	54,364	2,063,114
Waste Management Inc.	192,556	7,890,945

		22,402,167
FOREST PRODUCTS & PAPER — 0.29%
MeadWestvaco Corp.	77,144	2,659,925

		2,659,925
HAND & MACHINE TOOLS — 0.53%
Kennametal Inc.	34,891	1,395,291
Lincoln Electric Holdings Inc.	36,581	1,930,014
Regal Beloit Corp.	19,834	1,559,349

		4,884,654
HOUSEWARES — 0.13%
Toro Co. (The)	25,713	1,157,342

		1,157,342
INTERNET — 0.63%
LinkedIn Corp. Class Aa	30,274	5,815,333

		5,815,333
MACHINERY — 9.22%
AGCO Corp.	42,778	2,277,929
Applied Industrial Technologies Inc.	18,574	784,752
Babcock & Wilcox Co. (The)	52,477	1,427,374
Caterpillar Inc.	288,430	24,421,368
Cognex Corp.	17,676	701,737
Cummins Inc.	77,729	8,269,588
Deere & Co.	171,519	15,316,647
Flowserve Corp.	21,155	3,345,029

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Gardner Denver Inc.	21,672	$1,627,350
Graco Inc.	26,832	1,624,141
IDEX Corp.	36,391	1,893,424
Joy Global Inc.	46,634	2,635,754
Manitowoc Co. Inc. (The)	58,427	1,096,091
Nordson Corp.	25,031	1,739,404
Rockwell Automation Inc.	61,594	5,221,939
Roper Industries Inc.	43,563	5,212,313
Terex Corp.[a]	48,497	1,387,014
Wabtec Corp.	21,042	2,208,147
Xylem Inc.	82,090	2,277,997
Zebra Technologies Corp. Class Aa,b	22,467	1,048,086

		84,516,084
MANUFACTURING — 23.79%
3M Co.	279,514	29,267,911
A.O. Smith Corp.	17,122	1,291,512
Actuant Corp. Class A	32,165	1,006,765
AptarGroup Inc.	29,198	1,638,008
Carlisle Companies Inc.	27,985	1,815,387
CLARCOR Inc.	21,893	1,131,868
Colfax Corp.[a]	29,454	1,374,618
Crane Co.	21,242	1,143,457
Danaher Corp.	255,286	15,557,129
Donaldson Co. Inc.	59,498	2,164,537
Dover Corp.	76,961	5,308,770
Eaton Corp. PLC	207,416	12,737,417
General Electric Co.	4,578,835	102,062,232
Harsco Corp.	35,546	775,969
Hexcel Corp.[a]	44,253	1,349,716
Illinois Tool Works Inc.	182,856	11,805,183
Ingersoll-Rand PLC	121,375	6,529,975
ITT Corp.	40,735	1,124,286
Pall Corp.	48,818	3,256,649
Parker Hannifin Corp.	65,704	5,819,403
Pentair Ltd. Registered	90,631	4,925,795
SPX Corp.	20,721	1,543,922
Textron Inc.	119,365	3,073,649
Trinity Industries Inc.	34,888	1,472,622

		218,176,780
METAL FABRICATE & HARDWARE — 1.78%
Mueller Industries Inc.	12,401	642,124
Precision Castparts Corp.	64,481	12,334,570
Timken Co. (The)	35,121	1,846,311

Security	Shares	Value

Valmont Industries Inc.	10,356	$1,509,180

		16,332,185
PACKAGING & CONTAINERS — 2.14%
Ball Corp.	65,873	2,906,317
Bemis Co. Inc.	45,398	1,786,411
Crown Holdings Inc.[a]	63,534	2,711,631
Greif Inc. Class A	13,395	645,237
Owens-Illinois Inc.[a]	72,365	1,901,752
Packaging Corp. of America	43,266	2,057,731
Rock-Tenn Co. Class A	31,534	3,157,815
Sealed Air Corp.	85,831	1,898,582
Silgan Holdings Inc.	19,937	954,384
Sonoco Products Co.	44,540	1,560,682

		19,580,542
RETAIL — 0.39%
Coinstar Inc.[a,b]	12,307	649,933
MSC Industrial Direct Co. Inc. Class A	20,621	1,624,935
World Fuel Services Corp.	31,841	1,291,152

		3,566,020
SEMICONDUCTORS — 0.07%
Veeco Instruments Inc.[a,b]	17,266	657,317

		657,317
SHIPBUILDING — 0.13%
Huntington Ingalls Industries Inc.	21,876	1,157,240

		1,157,240
SOFTWARE — 1.32%
Broadridge Financial Solutions Inc.	53,736	1,353,072
Fidelity National Information Services Inc.	129,170	5,431,599
Fiserv Inc.[a]	58,705	5,348,613

		12,133,284
TELECOMMUNICATIONS — 0.42%
Anixter International Inc.	11,826	848,397
DigitalGlobe Inc.[a,b]	32,040	935,248
IPG Photonics Corp.[b]	12,667	806,634
NeuStar Inc. Class Aa,b	28,463	1,248,672

		3,838,951
TEXTILES — 0.23%
Cintas Corp.	46,188	2,072,456

		2,072,456
TRANSPORTATION — 12.96%
C.H. Robinson Worldwide Inc.	70,806	4,205,168

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

April 30, 2013

Security	Shares	Value

Con-way Inc.	24,690	$834,522
CSX Corp.	449,428	11,051,434
Expeditors International of Washington Inc.	90,749	3,260,612
FedEx Corp.	128,760	12,104,728
Forward Air Corp.	13,030	480,677
Genesee & Wyoming Inc. Class Aa,b	21,803	1,857,616
Hub Group Inc. Class Aa,b	15,554	570,054
J.B. Hunt Transport Services Inc.	39,904	2,835,977
Kansas City Southern Industries Inc.	48,530	5,293,167
Kirby Corp.[a,b]	25,001	1,872,325
Knight Transportation Inc.	25,987	405,917
Landstar System Inc.	20,504	1,120,749
Matson Inc.	18,821	443,046
Norfolk Southern Corp.	138,472	10,720,502
Old Dominion Freight Line Inc.[a,b]	31,117	1,198,004
Ryder System Inc.	22,698	1,318,073
Teekay Corp.	16,559	589,500
Union Pacific Corp.	206,646	30,575,342
United Parcel Service Inc. Class B	314,869	27,028,355
UTi Worldwide Inc.	45,758	672,185
Werner Enterprises Inc.	19,707	452,473

		118,890,426
TRUCKING & LEASING — 0.11%
GATX Corp.	20,673	1,053,289

		1,053,289

TOTAL COMMON STOCKS (Cost: $887,991,718)		915,680,371

SHORT-TERM INVESTMENTS — 2.30%

MONEY MARKET FUNDS — 2.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	18,828,822	18,828,822
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	1,308,427	1,308,427
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	925,734	925,734

		21,062,983

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,062,983)		21,062,983

Value

TOTAL INVESTMENTS IN SECURITIES — 102.15%
(Cost: $909,054,701)	$936,743,354
Other Assets, Less Liabilities — (2.15)%	(19,703,877)

NET ASSETS — 100.00%	$917,039,477

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.84%

BANKS — 67.85%
Associated Banc-Corp	42,998	$613,581
BancorpSouth Inc.[a]	21,307	340,912
Bank of America Corp.	2,763,726	34,021,467
Bank of Hawaii Corp.	11,443	545,717
Bank of New York Mellon Corp. (The)	297,218	8,387,492
BB&T Corp.	178,751	5,500,168
BOK Financial Corp.	6,786	424,057
Capital One Financial Corp.	148,743	8,594,371
CapitalSource Inc.	53,636	480,042
Cathay General Bancorp	18,943	373,367
CIT Group Inc.[b]	51,407	2,185,312
Citigroup Inc.	776,160	36,215,626
City National Corp.	12,129	694,143
Comerica Inc.	48,039	1,741,414
Commerce Bancshares Inc.	19,733	791,491
Cullen/Frost Bankers Inc.	15,745	951,155
East West Bancorp Inc.	35,869	872,693
F.N.B. Corp.	36,891	420,189
Fifth Third Bancorp	223,662	3,808,964
First Financial Bankshares Inc.[a]	7,681	379,518
First Horizon National Corp.	62,056	645,382
First Republic Bank	17,443	662,485
FirstMerit Corp.	42,167	722,321
Fulton Financial Corp.	50,787	561,704
Glacier Bancorp Inc.[a]	18,415	339,757
Goldman Sachs Group Inc. (The)	111,773	16,326,682
Hancock Holding Co.	21,642	590,177
Huntington Bancshares Inc.	215,066	1,542,023
IBERIABANK Corp.	7,616	347,442
International Bancshares Corp.	13,980	271,212
J.P. Morgan Chase & Co.	977,599	47,912,127
KeyCorp	235,984	2,352,760
M&T Bank Corp.	31,234	3,129,647
MB Financial Inc.	14,015	347,011
Morgan Stanley	350,701	7,768,027
National Penn Bancshares Inc.	30,167	295,335
Northern Trust Corp.	55,594	2,997,629
Old National Bancorp	25,904	315,511
PacWest Bancorp	8,376	232,266
Park National Corp.	3,295	225,312
PNC Financial Services Group Inc. (The)[c]	134,993	9,163,325

Security	Shares	Value

Popular Inc.[b]	26,412	$752,478
PrivateBancorp Inc.	15,152	290,615
Prosperity Bancshares Inc.	11,326	520,316
Regions Financial Corp.	361,035	3,065,187
Signature Bank[a,b]	11,788	844,139
State Street Corp.	116,708	6,823,917
SunTrust Banks Inc.	137,685	4,027,286
Susquehanna Bancshares Inc.	47,782	557,616
SVB Financial Group[a,b]	11,450	814,210
Synovus Financial Corp.	201,165	541,134
TCF Financial Corp.[a]	41,921	609,951
Texas Capital Bancshares Inc.[a,b]	10,426	434,347
Trustmark Corp.	17,206	422,407
U.S. Bancorp	475,976	15,840,481
UMB Financial Corp.	8,294	417,520
Umpqua Holdings Corp.	28,955	347,460
United Bankshares Inc.[a]	6,925	175,272
Valley National Bancorp[a]	50,718	455,955
Webster Financial Corp.	20,540	480,020
Wells Fargo & Co.	1,252,033	47,552,213
Westamerica Bancorp[a]	6,959	301,951
Wintrust Financial Corp.	9,483	340,060
Zions Bancorp	47,049	1,158,346

		290,862,695
COMMERCIAL SERVICES — 6.26%
Equifax Inc.	30,783	1,883,920
MasterCard Inc. Class A	26,968	14,911,416
McGraw-Hill Companies Inc. (The)	71,752	3,882,501
Moody’s Corp.	49,496	3,011,831
SEI Investments Co.	34,394	985,732
Western Union Co.	145,316	2,152,130

		26,827,530
DIVERSIFIED FINANCIAL SERVICES — 23.70%
Affiliated Managers Group Inc.[b]	13,437	2,091,872
American Express Co.	245,485	16,793,629
Ameriprise Financial Inc.	51,993	3,875,038
BlackRock Inc.[c]	32,130	8,562,645
CBOE Holdings Inc.	22,309	837,257
Charles Schwab Corp. (The)	280,761	4,761,707
CME Group Inc.	78,405	4,771,728
Discover Financial Services	126,539	5,534,816
E*TRADE Financial Corp.[b]	72,923	750,378
Eaton Vance Corp. NVS	30,755	1,226,509
Federated Investors Inc. Class B	24,055	552,303
Franklin Resources Inc.	35,280	5,456,405

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. FINANCIAL SERVICES INDEX FUND

April 30, 2013

Security	Shares	Value

Greenhill & Co. Inc.	6,629	$306,193
IntercontinentalExchange Inc.[b]	18,565	3,024,795
Invesco Ltd.	112,648	3,575,448
Janus Capital Group Inc.[a]	48,834	435,599
Legg Mason Inc.	29,315	933,976
NASDAQ OMX Group Inc. (The)	30,112	887,702
NYSE Euronext Inc.	62,037	2,407,656
Ocwen Financial Corp.[b]	29,720	1,087,158
Portfolio Recovery Associates Inc.[a,b]	4,325	530,894
Raymond James Financial Inc.	28,910	1,197,452
SLM Corp.	115,740	2,390,031
Stifel Financial Corp.[a,b]	15,119	487,134
T. Rowe Price Group Inc.	66,163	4,796,817
TD Ameritrade Holding Corp.	59,032	1,175,327
Visa Inc. Class A	131,726	22,190,562
Waddell & Reed Financial Inc. Class A	21,911	939,325

		101,580,356
INSURANCE — 0.34%
Fidelity National Financial Inc. Class A	54,925	1,474,736

		1,474,736
RETAIL — 0.12%
Cash America International Inc.[a]	7,368	321,466
EZCORP Inc. Class A NVS[b]	12,198	206,146

		527,612
SAVINGS & LOANS — 1.32%
Capitol Federal Financial Inc.	35,817	424,073
First Niagara Financial Group Inc.	90,248	858,259
Hudson City Bancorp Inc.	121,333	1,008,277
New York Community Bancorp Inc.	112,487	1,524,199
People’s United Financial Inc.	86,687	1,140,801
TFS Financial Corp.[a,b]	20,560	223,487
Washington Federal Inc.	26,784	459,881

		5,638,977
SOFTWARE — 0.25%
MSCI Inc. Class Aa,b	30,719	1,047,518

		1,047,518

TOTAL COMMON STOCKS
(Cost: $429,489,411)		427,959,424

Security	Shares	Value

SHORT-TERM INVESTMENTS — 0.65%

MONEY MARKET FUNDS — 0.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,052,926	$2,052,926
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	142,659	142,659
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	618,383	618,383

		2,813,968

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,813,968)		2,813,968

TOTAL INVESTMENTS IN SECURITIES — 100.49%
(Cost: $432,303,379)		430,773,392
Other Assets, Less Liabilities — (0.49)%		(2,115,000)

NET ASSETS — 100.00%		$428,658,392

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.68%

REAL ESTATE MANAGEMENT/SERVICES — 3.35%
CBRE Group Inc. Class Aa	2,742,335	$66,419,354
Jones Lang LaSalle Inc.	397,605	39,370,847
Realogy Holdings Corp.[a]	1,061,928	50,972,544
WP Carey Inc.	516,009	36,388,954

		193,151,699
REAL ESTATE OPERATING/DEVELOPMENT — 1.33%
Alexander & Baldwin Inc.[a]	390,115	13,287,317
Forest City Enterprises Inc. Class Aa,b	1,275,509	23,813,753
Howard Hughes Corp. (The)[a]	254,044	23,976,673
St. Joe Co. (The)[a,b]	804,006	15,734,397

		76,812,140
REITs — APARTMENTS — 11.91%
American Campus Communities Inc.	944,365	42,156,453
Apartment Investment and Management Co. Class A	1,315,730	40,932,360
AvalonBay Communities Inc.	1,024,925	136,356,022
BRE Properties Inc. Class A	694,487	35,057,704
Camden Property Trust	761,829	55,110,710
Colonial Properties Trust	752,625	17,468,426
Equity Residential	2,885,188	167,514,015
Essex Property Trust Inc.	341,842	53,686,286
Home Properties Inc.	465,372	29,997,879
Mid-America Apartment Communities Inc.[b]	382,645	26,299,191
Post Properties Inc.	493,111	24,374,477
Silver Bay Realty Trust Corp.	140,647	2,683,545
UDR Inc.	2,255,953	55,451,325

		687,088,393
REITs — DIVERSIFIED — 18.25%
American Tower Corp.	3,557,696	298,810,887
Corrections Corp. of America	905,187	32,767,769
Digital Realty Trust Inc.[b]	1,127,771	79,530,411
Duke Realty Corp.[b]	2,901,019	51,173,975
DuPont Fabros Technology Inc.[b]	599,211	15,064,165
Entertainment Properties Trust[b]	423,231	23,929,481
GEO Group Inc. (The)	645,898	24,188,880
Lexington Realty Trust[b]	1,624,673	20,812,061
Liberty Property Trust[b]	1,078,691	46,372,926
Plum Creek Timber Co. Inc.[b]	1,463,054	75,405,803

Security	Shares	Value

Potlatch Corp.	365,786	$17,319,967
Rayonier Inc.[b]	1,123,915	66,783,029
Vornado Realty Trust	1,525,892	133,607,104
Washington Real Estate Investment Trust[b]	601,466	17,177,869
Weyerhaeuser Co.	4,911,705	149,856,120

		1,052,800,447
REITs — HEALTH CARE — 12.66%
HCP Inc.	4,082,914	217,619,316
Health Care REIT Inc.	2,349,274	176,125,072
Healthcare Realty Trust Inc.[b]	803,051	24,107,591
Medical Properties Trust Inc.[b]	1,339,108	21,546,248
Omega Healthcare Investors Inc.[b]	1,019,885	33,523,620
Senior Housing Properties Trust	1,696,229	48,223,790
Ventas Inc.	2,629,147	209,358,976

		730,504,613
REITs — HOTELS — 4.51%
DiamondRock Hospitality Co.	1,769,290	17,657,514
Hospitality Properties Trust	1,242,417	36,539,484
Host Hotels & Resorts Inc.[b]	6,546,885	119,611,589
LaSalle Hotel Properties[b]	863,795	22,398,204
RLJ Lodging Trust	1,086,571	25,034,596
Ryman Hospitality Properties Inc.	476,915	21,203,641
Sunstone Hotel Investors Inc.[a]	1,437,290	17,836,769

		260,281,797
REITs — MANUFACTURED HOMES — 0.50%
Equity Lifestyle Properties, Inc.	351,792	28,583,100

		28,583,100
REITs — MORTGAGE — 8.74%
American Capital Agency Corp.	3,528,021	117,518,379
Annaly Capital Management Inc.[b]	8,782,321	139,990,197
ARMOUR Residential REIT Inc.	3,382,390	21,951,711
Chimera Investment Corp.	9,277,835	30,616,855
CYS Investments Inc.	1,582,744	19,673,508
Hatteras Financial Corp.	893,120	24,408,970
Invesco Mortgage Capital Inc.	1,185,645	25,372,803
MFA Financial Inc.	3,229,317	29,935,769
Redwood Trust Inc.[b]	739,997	16,886,731
Starwood Property Trust Inc.	1,463,623	40,234,996
Two Harbors Investment Corp.	3,148,164	37,715,005

		504,304,924

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

April 30, 2013

Security	Shares	Value

REITs — OFFICE PROPERTY — 9.20%
Alexandria Real Estate Equities Inc.	575,131	$41,852,283
BioMed Realty Trust Inc.	1,662,067	37,413,128
Boston Properties Inc.	1,365,862	149,466,279
Brandywine Realty Trust	1,391,893	20,780,962
CommonWealth REIT	1,069,295	23,877,357
Corporate Office Properties Trust	723,537	20,975,338
Douglas Emmett Inc.[b]	1,186,188	31,042,540
Franklin Street Properties Corp.[b]	656,063	10,018,082
Highwoods Properties Inc.[b]	727,530	29,850,556
Kilroy Realty Corp.[b]	676,248	38,268,874
Mack-Cali Realty Corp.[b]	755,337	20,975,709
Piedmont Office Realty Trust Inc. Class A	1,515,773	31,103,662
SL Green Realty Corp.	827,387	75,044,001

		530,668,771
REITs — OUTLET CENTERS — 2.26%
National Retail Properties Inc.[b]	1,045,054	41,467,743
Realty Income Corp.[b]	1,748,251	89,108,353

		130,576,096
REITs — REGIONAL MALLS — 13.76%
CBL & Associates Properties Inc.[b]	1,456,170	35,151,944
General Growth Properties Inc.	4,061,152	92,269,374
Macerich Co. (The)	1,237,908	86,715,455
Simon Property Group Inc.	2,805,732	499,616,697
Tanger Factory Outlet Centers Inc.[b]	849,328	31,527,055
Taubman Centers Inc.	565,095	48,321,274

		793,601,799
REITs — SHOPPING CENTERS — 4.80%
DDR Corp.[b]	2,217,828	40,674,966
Federal Realty Investment Trust	585,275	68,483,028
Kimco Realty Corp.[b]	3,675,804	87,410,619
Regency Centers Corp.	815,498	45,879,917
Weingarten Realty Investors[b]	1,009,268	34,385,761

		276,834,291
REITs — STORAGE — 4.74%
Extra Space Storage Inc.	929,377	40,502,250
Public Storage	1,299,085	214,349,025
Sovran Self Storage Inc.	275,696	18,912,745

		273,764,020
REITs — WAREHOUSE/INDUSTRIAL — 3.67%
DCT Industrial Trust Inc.	2,536,050	19,857,272
EastGroup Properties Inc.[b]	271,006	17,092,348

Security	Shares	Value

Prologis Inc.	4,168,278	$174,859,262

		211,808,882

TOTAL COMMON STOCKS
(Cost: $5,499,638,623)		5,750,780,972

SHORT-TERM INVESTMENTS — 9.13%

MONEY MARKET FUNDS — 9.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	486,994,010	486,994,010
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	33,841,519	33,841,519
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	5,941,297	5,941,297

		526,776,826

TOTAL SHORT-TERM INVESTMENTS
(Cost: $526,776,826)		526,776,826

TOTAL INVESTMENTS IN SECURITIES — 108.81%
(Cost: $6,026,415,449)		6,277,557,798
Other Assets, Less Liabilities — (8.81)%		(508,348,569)

NET ASSETS — 100.00%		$5,769,209,229

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 0.04%
Spirit AeroSystems Holdings Inc. Class Aa	4,026	$80,480

		80,480
AGRICULTURE — 0.17%
Bunge Ltd.	4,915	354,912

		354,912
APPAREL — 1.13%
Columbia Sportswear Co.[b]	456	26,722
Deckers Outdoor Corp.[a]	1,187	65,427
Nike Inc. Class B	24,253	1,542,491
Under Armour Inc. Class Aa,b	2,657	151,661
VF Corp.	2,964	528,244
Wolverine World Wide Inc.	1,648	78,725

		2,393,270
AUTO MANUFACTURERS — 0.05%
Tesla Motors Inc.[a,b]	2,106	113,703

		113,703
AUTO PARTS & EQUIPMENT — 0.60%
BorgWarner Inc.[a]	3,936	307,677
Fuel Systems Solutions Inc.[a,b]	505	7,933
Johnson Controls Inc.	23,007	805,475
WABCO Holdings Inc.[a]	2,125	153,489

		1,274,574
BANKS — 4.43%
Bank of Hawaii Corp.	1,512	72,107
Bank of New York Mellon Corp. (The)	39,311	1,109,356
BB&T Corp.	23,538	724,264
Capital One Financial Corp.	19,567	1,130,581
Cathay General Bancorp	2,516	49,590
Comerica Inc.	6,403	232,109
Heartland Financial USA Inc.	388	9,859
International Bancshares Corp.	1,808	35,075
KeyCorp	31,407	313,128
M&T Bank Corp.	3,876	388,375
Northern Trust Corp.	7,260	391,459
Old National Bancorp	3,411	41,546
PNC Financial Services Group Inc. (The)[c]	17,788	1,207,450
Popular Inc.[a]	3,469	98,832
Regions Financial Corp.	47,532	403,547
State Street Corp.	15,602	912,249

Security	Shares	Value

Synovus Financial Corp.	25,124	$67,584
U.S. Bancorp	63,224	2,104,095
Umpqua Holdings Corp.	3,765	45,180

		9,336,386
BEVERAGES — 2.32%
Coca-Cola Enterprises Inc.	9,656	353,699
Green Mountain Coffee Roasters Inc.[a,b]	4,245	243,663
PepsiCo Inc.	52,016	4,289,760

		4,887,122
BIOTECHNOLOGY — 2.65%
Biogen Idec Inc.[a]	7,558	1,654,673
Cubist Pharmaceuticals Inc.[a]	2,167	99,509
Gilead Sciences Inc.[a]	50,951	2,580,159
Illumina Inc.[a,b]	4,150	268,463
Life Technologies Corp.[a]	5,789	426,591
Vertex Pharmaceuticals Inc.[a]	7,295	560,402

		5,589,797
BUILDING MATERIALS — 0.22%
Apogee Enterprises Inc.	954	24,308
Masco Corp.	12,108	235,379
Owens Corning[a]	3,776	158,819
Simpson Manufacturing Co. Inc.	1,300	37,362

		455,868
CHEMICALS — 2.25%
Air Products and Chemicals Inc.	7,162	622,808
Celanese Corp. Series A	5,367	265,183
Eastman Chemical Co.	5,160	343,914
Ecolab Inc.	9,852	833,676
H.B. Fuller Co.	1,679	63,634
International Flavors & Fragrances Inc.	2,745	211,887
Minerals Technologies Inc.	1,191	48,390
Praxair Inc.	9,996	1,142,543
Rockwood Holdings Inc.	2,502	162,355
Sherwin-Williams Co. (The)	2,948	539,808
Sigma-Aldrich Corp.	4,048	318,537
Valspar Corp. (The)	2,901	185,142
Zoltek Companies Inc.[a,b]	983	12,985

		4,750,862
COMMERCIAL SERVICES — 1.11%
Automatic Data Processing Inc.	16,330	1,099,662
Capella Education Co.[a]	407	14,416
Convergys Corp.	3,672	62,497

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

Corporate Executive Board Co. (The)	1,129	$63,631
Deluxe Corp.	1,712	65,296
DeVry Inc.	1,921	53,807
ICF International Inc.[a]	656	17,784
Iron Mountain Inc.	4,782	181,047
Kelly Services Inc. Class A	963	16,390
Manpowergroup Inc.	2,639	140,289
Monster Worldwide Inc.[a,b]	3,938	17,248
PHH Corp.[a]	1,908	40,221
Quanta Services Inc.[a]	7,429	204,149
R.R. Donnelley & Sons Co.[b]	6,064	74,648
Robert Half International Inc.	4,497	147,592
RPX Corp.[a,b]	598	8,019
Team Health Holdings Inc.[a,b]	2,287	85,259
Team Inc.[a,b]	640	24,806
TrueBlue Inc.[a]	1,351	27,993

		2,344,754
COMPUTERS — 5.65%
Dell Inc.	49,600	664,640
EMC Corp.[a]	70,829	1,588,694
Hewlett-Packard Co.	66,116	1,361,990
IHS Inc. Class Aa,b	1,886	183,753
Imation Corp.[a,b]	1,034	3,805
International Business Machines Corp.	36,098	7,311,289
Lexmark International Inc. Class A	2,173	65,864
Seagate Technology PLC	11,429	419,444
Silicon Graphics International Corp.[a,b]	1,115	14,495
Super Micro Computer Inc.[a,b]	1,055	10,149
Teradata Corp.[a]	5,688	290,486

		11,914,609
COSMETICS & PERSONAL CARE — 4.67%
Avon Products Inc.	14,538	336,700
Colgate-Palmolive Co.	15,886	1,896,947
Estee Lauder Companies Inc. (The) Class A	7,984	553,690
Procter & Gamble Co. (The)	91,946	7,058,695

		9,846,032
DISTRIBUTION & WHOLESALE — 0.82%
Fastenal Co.	9,472	464,602
Genuine Parts Co.	5,220	398,443
Houston Wire & Cable Co.	570	7,763
LKQ Corp.[a]	9,999	240,776

Security	Shares	Value

MWI Veterinary Supply Inc.[a]	409	$48,143
Pool Corp.	1,571	77,010
W.W. Grainger Inc.	1,987	489,736

		1,726,473
DIVERSIFIED FINANCIAL SERVICES — 3.91%
American Express Co.	33,864	2,316,636
BlackRock Inc.[c]	4,563	1,216,040
Charles Schwab Corp. (The)	36,467	618,480
CME Group Inc.	10,656	648,524
Discover Financial Services	16,983	742,836
Franklin Resources Inc.	4,998	772,991
IntercontinentalExchange Inc.[a]	2,445	398,364
Invesco Ltd.	14,937	474,100
Legg Mason Inc.	3,987	127,026
NYSE Euronext Inc.	8,174	317,233
T. Rowe Price Group Inc.	8,573	621,543

		8,253,773
ELECTRIC — 1.02%
Avista Corp.	2,010	56,381
CH Energy Group Inc.	478	31,056
Cleco Corp.	2,043	101,169
Consolidated Edison Inc.	9,851	627,016
Integrys Energy Group Inc.	2,633	162,088
ITC Holdings Corp.	1,733	159,817
MDU Resources Group Inc.	6,035	150,573
MGE Energy Inc.	778	43,451
National Fuel Gas Co.	2,385	149,587
Northeast Utilities	10,561	478,730
Ormat Technologies Inc.[b]	536	11,653
Pepco Holdings Inc.	7,720	174,472

		2,145,993
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
General Cable Corp.[a]	1,675	57,754
Hubbell Inc. Class B	1,754	168,314
Molex Inc.	2,251	62,060
SunPower Corp.[a,b]	1,402	19,053

		307,181
ELECTRONICS — 0.87%
Agilent Technologies Inc.	11,719	485,635
Brady Corp. Class A	1,601	54,242
Itron Inc.[a,b]	1,320	52,338
Thermo Fisher Scientific Inc.	12,115	977,438
Waters Corp.[a]	2,925	270,270

		1,839,923

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

ENERGY — ALTERNATE SOURCES — 0.01%
Clean Energy Fuels Corp.[a,b]	2,356	$31,076

		31,076
ENGINEERING & CONSTRUCTION — 0.06%
EMCOR Group Inc.	2,239	83,739
Granite Construction Inc.	1,236	34,200

		117,939
ENTERTAINMENT — 0.06%
DreamWorks Animation SKG Inc. Class Aa	2,445	47,140
Vail Resorts Inc.	1,202	72,480

		119,620
ENVIRONMENTAL CONTROL — 0.08%
Calgon Carbon Corp.[a,b]	1,919	32,700
Darling International Inc.[a,b]	3,962	73,336
Tetra Tech Inc.[a]	2,147	56,445

		162,481
FOOD — 3.34%
Campbell Soup Co.	6,328	293,682
Flowers Foods Inc.	4,184	137,821
General Mills Inc.	21,704	1,094,316
H.J. Heinz Co.	10,787	781,194
Hain Celestial Group Inc.[a,b]	1,319	86,065
Hillshire Brands Co.	4,113	147,698
J.M. Smucker Co. (The)	3,682	380,093
Kellogg Co.	8,438	548,807
McCormick & Co. Inc. NVS	4,041	290,710
Mondelez International Inc. Class A	56,762	1,785,165
Safeway Inc.	8,061	181,534
Sysco Corp.	19,774	689,322
Tootsie Roll Industries Inc.	641	20,018
United Natural Foods Inc.[a]	1,653	82,551
Whole Foods Market Inc.	5,929	523,649

		7,042,625
FOREST PRODUCTS & PAPER — 0.14%
Domtar Corp.	1,190	82,717
MeadWestvaco Corp.	5,881	202,777
Wausau Paper Corp.	1,493	15,199

		300,693
GAS — 0.67%
AGL Resources Inc.	3,963	173,778
CenterPoint Energy Inc.	13,659	337,104
New Jersey Resources Corp.	1,403	66,222
NiSource Inc.	10,421	320,237

Security	Shares	Value

Northwest Natural Gas Co.	905	$40,245
Piedmont Natural Gas Co.	2,424	83,458
Questar Corp.	5,890	149,547
UGI Corp.	3,791	155,355
WGL Holdings Inc.	1,735	80,192

		1,406,138
HAND & MACHINE TOOLS — 0.34%
Lincoln Electric Holdings Inc.	2,654	140,025
Snap-on Inc.	1,960	168,952
Stanley Black & Decker Inc.	5,375	402,104

		711,081
HEALTH CARE — PRODUCTS — 2.48%
Affymetrix Inc.[a,b]	2,140	7,790
Baxter International Inc.	18,476	1,290,918
Becton, Dickinson and Co.	6,625	624,737
Cepheid Inc.[a,b]	2,230	85,030
Edwards Lifesciences Corp.[a]	3,883	247,697
Henry Schein Inc.[a,b]	2,961	267,674
Hospira Inc.[a,b]	5,557	184,048
IDEXX Laboratories Inc.[a,b]	1,839	161,758
Invacare Corp.	986	13,262
Medtronic Inc.	34,298	1,601,031
St. Jude Medical Inc.	10,367	427,328
TECHNE Corp.	1,178	75,557
Varian Medical Systems Inc.[a]	3,681	239,780

		5,226,610
HEALTH CARE — SERVICES — 1.22%
Cigna Corp.	9,615	636,225
Emeritus Corp.[a,b]	1,316	33,821
Health Management Associates Inc. Class Aa	8,623	99,078
Humana Inc.	5,323	394,488
Laboratory Corp. of America Holdings[a]	3,183	297,165
Molina Healthcare Inc.[a]	1,018	33,798
Quest Diagnostics Inc.	5,347	301,196
Select Medical Holdings Corp.	1,412	11,649
Vanguard Health Systems Inc.[a]	1,042	15,244
WellPoint Inc.	10,212	744,659

		2,567,323
HOME BUILDERS — 0.14%
Meritage Homes Corp.[a]	1,137	55,474
PulteGroup Inc.[a]	11,619	243,883

		299,357

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

HOME FURNISHINGS — 0.08%
Ethan Allen Interiors Inc.	873	$25,562
Harman International Industries Inc.	2,282	102,028
La-Z-Boy Inc.	1,764	31,858

		159,448
HOUSEHOLD PRODUCTS & WARES — 0.96%
Avery Dennison Corp.	3,350	138,858
Clorox Co. (The)	4,170	359,662
Kimberly-Clark Corp.	13,158	1,357,774
Tupperware Brands Corp.	1,860	149,358
WD-40 Co.	502	27,073

		2,032,725
INSURANCE — 2.82%
ACE Ltd.	11,431	1,018,959
Aflac Inc.	15,775	858,791
Chubb Corp. (The)	8,788	773,959
Hartford Financial Services Group Inc. (The)	13,943	391,659
Marsh & McLennan Companies Inc.	18,313	696,077
PartnerRe Ltd.	2,060	194,340
Phoenix Companies Inc. (The)[a]	196	5,706
Principal Financial Group Inc.	9,876	356,524
Progressive Corp. (The)	19,326	488,754
StanCorp Financial Group Inc.	1,488	64,252
Travelers Companies Inc. (The)	12,807	1,093,846

		5,942,867
INTERNET — 5.38%
eBay Inc.[a]	39,157	2,051,435
Google Inc. Class Aa	8,909	7,346,094
Netflix Inc.[a,b]	1,775	383,524
Shutterfly Inc.[a,b]	1,156	51,477
Symantec Corp.[a]	23,345	567,284
Yahoo! Inc.[a]	37,792	934,596

		11,334,410
IRON & STEEL — 0.23%
Nucor Corp.	10,688	466,211
Schnitzer Steel Industries Inc. Class A	810	19,869

		486,080
LEISURE TIME — 0.28%
Harley-Davidson Inc.	7,611	415,941
Royal Caribbean Cruises Ltd.	4,769	174,212

		590,153
LODGING — 0.19%
Choice Hotels International Inc.	977	38,162

Security	Shares	Value

Marriott International Inc. Class A	8,493	$365,708

		403,870
MACHINERY — 1.26%
Cummins Inc.	6,075	646,319
Deere & Co.	12,517	1,117,768
Gardner Denver Inc.	1,651	123,974
Graco Inc.	2,042	123,602
Kadant Inc.	380	10,515
Lindsay Corp.	428	32,879
Middleby Corp. (The)[a]	631	94,385
Nordson Corp.	1,940	134,811
Tennant Co.	563	26,923
Wabtec Corp.	1,612	169,163
Xylem Inc.	6,250	173,437

		2,653,776
MANUFACTURING — 2.46%
3M Co.	22,102	2,314,300
A.O. Smith Corp.	1,331	100,397
CLARCOR Inc.	1,685	87,115
Donaldson Co. Inc.	4,755	172,987
Dover Corp.	6,022	415,398
Illinois Tool Works Inc.	14,033	905,970
Ingersoll-Rand PLC	10,127	544,833
Pall Corp.	3,822	254,966
Pentair Ltd. Registered	7,075	384,526

		5,180,492
MEDIA — 3.86%
Cablevision NY Group Class A	6,328	94,034
Discovery Communications Inc. Series Aa,b	4,877	384,405
Discovery Communications Inc. Series C NVS[a]	3,147	223,091
FactSet Research Systems Inc.[b]	1,415	133,109
John Wiley & Sons Inc. Class A	1,615	61,645
Liberty Global Inc. Series Aa,b	4,608	333,481
Liberty Global Inc. Series C NVS[a,b]	3,644	246,517
New York Times Co. (The) Class Aa,b	4,471	39,613
Scholastic Corp.	909	24,952
Scripps Networks Interactive Inc. Class A	2,915	194,081
Time Warner Cable Inc.	10,153	953,265
Time Warner Inc.	31,836	1,903,156
Walt Disney Co. (The)	56,610	3,557,372

		8,148,721

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

METAL FABRICATE & HARDWARE — 0.09%
Timken Co. (The)	2,741	$144,095
Worthington Industries Inc.	1,763	56,733

		200,828
MINING — 0.19%
Alcoa Inc.	35,901	305,158
Compass Minerals International Inc.	1,114	96,406

		401,564
OFFICE & BUSINESS EQUIPMENT — 0.22%
Pitney Bowes Inc.	6,753	92,313
Xerox Corp.	42,808	367,293

		459,606
OFFICE FURNISHINGS — 0.09%
Herman Miller Inc.	1,967	49,352
HNI Corp.	1,518	52,265
Interface Inc.	2,108	35,288
Knoll Inc.	1,610	25,051
Steelcase Inc. Class A	2,701	34,303

		196,259
OIL & GAS — 3.26%
Denbury Resources Inc.[a]	13,018	232,892
Devon Energy Corp.	12,944	712,697
Energen Corp.	2,427	115,088
EOG Resources Inc.	9,113	1,104,131
EQT Corp.	5,033	378,079
Hess Corp.	10,341	746,413
Newfield Exploration Co.[a]	4,549	99,123
Noble Corp.	8,502	318,825
Noble Energy Inc.	5,985	678,041
Phillips 66	19,997	1,218,817
Pioneer Natural Resources Co.	4,453	544,290
QEP Resources Inc.	5,991	172,002
Quicksilver Resources Inc.[a,b]	3,200	8,064
Southwestern Energy Co.[a]	11,788	441,107
Ultra Petroleum Corp.[a]	5,144	110,081

		6,879,650
OIL & GAS SERVICES — 0.67%
FMC Technologies Inc.[a]	7,998	434,291
Geospace Technologies Corp.[a]	408	34,423
National Oilwell Varco Inc.	14,361	936,625

		1,405,339
PACKAGING & CONTAINERS — 0.40%
Ball Corp.	4,916	216,894
Bemis Co. Inc.	3,475	136,741

Security	Shares	Value

Rock-Tenn Co. Class A	2,393	$239,635
Sealed Air Corp.	6,217	137,520
Sonoco Products Co.	3,389	118,751

		849,541
PHARMACEUTICALS — 7.23%
Bristol-Myers Squibb Co.	55,503	2,204,579
Endo Health Solutions Inc.[a]	3,838	140,624
Johnson & Johnson	93,192	7,942,754
Merck & Co. Inc.	102,229	4,804,763
Patterson Companies Inc.	2,970	112,712
VIVUS Inc.[a,b]	3,384	44,974

		15,250,406
PIPELINES — 0.49%
ONEOK Inc.	6,539	335,843
Spectra Energy Corp.	21,963	692,493

		1,028,336
REAL ESTATE — 0.23%
CBRE Group Inc. Class Aa	10,521	254,818
Forest City Enterprises Inc. Class Aa	4,060	75,800
Jones Lang LaSalle Inc.	1,482	146,748

		477,366
REAL ESTATE INVESTMENT TRUSTS — 3.34%
American Tower Corp.	13,297	1,116,815
AvalonBay Communities Inc.	3,774	502,093
Boston Properties Inc.	5,073	555,138
Corporate Office Properties Trust	2,530	73,345
Digital Realty Trust Inc.[b]	4,149	292,588
Duke Realty Corp.	10,581	186,649
Equity Residential	10,818	628,093
HCP Inc.	15,204	810,373
Host Hotels & Resorts Inc.	24,380	445,423
Liberty Property Trust	3,978	171,014
Plum Creek Timber Co. Inc.[b]	5,436	280,171
Potlatch Corp.	1,358	64,301
Prologis Inc.	16,593	696,076
Regency Centers Corp.	3,041	171,087
Vornado Realty Trust[b]	5,634	493,313
Weyerhaeuser Co.	18,220	555,892

		7,042,371
RETAIL — 8.25%
ANN INC.[a]	1,627	48,062
Bed Bath & Beyond Inc.[a]	7,709	530,379
Best Buy Co. Inc.	9,627	250,206
Brown Shoe Co. Inc.	1,441	24,367

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

Buckle Inc. (The)[b]	968	$46,996
CarMax Inc.[a]	7,696	354,324
Costco Wholesale Corp.	14,540	1,576,572
Darden Restaurants Inc.	4,326	223,351
Fifth & Pacific Companies Inc.[a]	3,808	78,521
Foot Locker Inc.	5,081	177,174
GameStop Corp. Class Ab	4,066	141,903
Gap Inc. (The)	10,516	399,503
Home Depot Inc. (The)	50,277	3,687,818
HSN Inc.	1,278	67,197
Jack in the Box Inc.[a]	1,371	49,150
Kohl’s Corp.	7,352	345,985
McDonald’s Corp.	33,760	3,448,246
Men’s Wearhouse Inc. (The)	1,622	54,337
Nordstrom Inc.	5,409	306,095
Nu Skin Enterprises Inc. Class A	1,777	90,147
Office Depot Inc.[a,b]	9,595	37,037
OfficeMax Inc.	2,918	33,586
PetSmart Inc.	3,616	246,756
Pier 1 Imports Inc.	3,217	74,667
PVH Corp.	2,711	312,877
Staples Inc.	22,669	300,138
Starbucks Corp.	25,003	1,521,183
Target Corp.	20,789	1,466,872
Tiffany & Co.	4,265	314,245
TJX Companies Inc. (The)	24,528	1,196,231

		17,403,925
SAVINGS & LOANS — 0.17%
New York Community Bancorp Inc.	14,772	200,161
People’s United Financial Inc.	11,695	153,906

		354,067
SEMICONDUCTORS — 5.10%
Advanced Micro Devices Inc.[a,b]	20,358	57,410
Analog Devices Inc.	10,141	446,103
Applied Materials Inc.	41,626	603,993
Cree Inc.[a,b]	3,715	210,157
Entegris Inc.[a,b]	4,625	43,845
First Solar Inc.[a,b]	2,050	95,448
Intel Corp.	167,324	4,007,410
Lam Research Corp.[a]	5,764	266,412
LSI Corp.[a]	18,616	121,749
QUALCOMM Inc.	57,300	3,530,826
Texas Instruments Inc.	37,691	1,364,791

		10,748,144

Security	Shares	Value

SOFTWARE — 5.68%
Adobe Systems Inc.[a]	16,650	$750,582
Advent Software Inc.[a]	1,097	31,857
Autodesk Inc.[a]	7,634	300,627
BMC Software Inc.[a]	5,211	236,996
CA Inc.	10,815	291,680
Cerner Corp.[a]	4,905	474,657
Compuware Corp.[a]	7,173	86,076
Dun & Bradstreet Corp. (The)	1,499	132,586
Electronic Arts Inc.[a]	10,266	180,784
Microsoft Corp.	254,726	8,431,431
Red Hat Inc.[a]	6,504	311,737
Salesforce.com Inc.[a,b]	18,151	746,188

		11,975,201
STORAGE & WAREHOUSING — 0.01%
Wesco Aircraft Holdings Inc.[a,b]	778	12,845

		12,845
TELECOMMUNICATIONS — 3.65%
CenturyLink Inc.	20,997	788,857
Cincinnati Bell Inc.[a]	6,374	22,436
Cisco Systems Inc.	178,530	3,734,848
Corning Inc.	49,712	720,824
Frontier Communications Corp.[b]	33,587	139,722
Leap Wireless International Inc.[a,b]	1,730	9,896
Motorola Solutions Inc.	8,492	485,742
Plantronics Inc.	1,435	62,882
Polycom Inc.[a]	5,901	61,961
SBA Communications Corp. Class Aa	4,253	335,944
Sprint Nextel Corp.[a]	101,018	712,177
Tellabs Inc.	11,745	24,312
Virgin Media Inc.	8,579	418,484
Windstream Corp.	19,785	168,568

		7,686,653
TEXTILES — 0.10%
Mohawk Industries Inc.[a]	1,975	218,988

		218,988
TOYS, GAMES & HOBBIES — 0.25%
Mattel Inc.	11,542	527,008

		527,008
TRANSPORTATION — 2.36%
Arkansas Best Corp.	820	8,618
C.H. Robinson Worldwide Inc.	5,422	322,013
CSX Corp.	34,695	853,150

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

Expeditors International of Washington Inc.	7,030	$252,588
Genesee & Wyoming Inc. Class Aa,b	1,512	128,822
Kansas City Southern Industries Inc.	3,702	403,777
Norfolk Southern Corp.	10,632	823,130
Ryder System Inc.	1,719	99,822
United Parcel Service Inc. Class B	24,329	2,088,401

		4,980,321

TOTAL COMMON STOCKS (Cost: $162,524,567)		210,631,615

SHORT-TERM INVESTMENTS — 2.00%

MONEY MARKET FUNDS — 2.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	3,823,332	3,823,332
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	265,686	265,686
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	118,769	118,769

		4,207,787

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,207,787)		4,207,787

TOTAL INVESTMENTS IN SECURITIES — 101.90% (Cost: $166,732,354)		214,839,402
Other Assets, Less Liabilities — (1.90)%		(4,003,053)

NET ASSETS — 100.00%		$210,836,349

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 1.87%
Rockwell Collins Inc.	61,979	$3,899,719

		3,899,719
APPAREL — 2.44%
Nike Inc. Class B	80,140	5,096,904

		5,096,904
AUTO MANUFACTURERS — 0.25%
Ford Motor Co.	38,838	532,469

		532,469
AUTO PARTS & EQUIPMENT — 0.32%
Johnson Controls Inc.	19,355	677,619

		677,619
BANKS — 3.69%
Bank of New York Mellon Corp. (The)	20,893	589,601
BB&T Corp.	12,825	394,625
M&T Bank Corp.	13,406	1,343,281
Northern Trust Corp.	75,048	4,046,588
PNC Financial Services Group Inc. (The)[a]	5,128	348,089
State Street Corp.	10,400	608,088
U.S. Bancorp	11,573	385,149

		7,715,421
BEVERAGES — 0.41%
Coca-Cola Enterprises Inc.	11,672	427,545
Green Mountain Coffee Roasters Inc.[b,c]	7,551	433,428

		860,973
BIOTECHNOLOGY — 1.00%
Gilead Sciences Inc.[b]	30,570	1,548,065
Life Technologies Corp.[b]	3,135	231,018
Vertex Pharmaceuticals Inc.[b]	4,159	319,494

		2,098,577
BUILDING MATERIALS — 0.88%
Masco Corp.	95,031	1,847,403

		1,847,403
CHEMICALS — 3.41%
Air Products and Chemicals Inc.	8,473	736,812
Ecolab Inc.	14,726	1,246,114
Praxair Inc.	6,042	690,601
Sigma-Aldrich Corp.	56,586	4,452,752

		7,126,279

Security	Shares	Value

COMPUTERS — 8.88%
Accenture PLC Class A	47,618	$3,878,010
Apple Inc.	11,624	5,146,526
Dell Inc.	116,353	1,559,130
Hewlett-Packard Co.	64,578	1,330,307
International Business Machines Corp.	32,758	6,634,805

		18,548,778
COSMETICS & PERSONAL CARE — 2.84%
Estee Lauder Companies Inc. (The) Class A	24,177	1,676,675
Procter & Gamble Co. (The)	55,575	4,266,493

		5,943,168
DISTRIBUTION & WHOLESALE — 0.21%
W.W. Grainger Inc.	1,775	437,484

		437,484
DIVERSIFIED FINANCIAL SERVICES — 3.99%
American Express Co.	88,696	6,067,693
Charles Schwab Corp. (The)	14,648	248,430
Franklin Resources Inc.	2,901	448,669
IntercontinentalExchange Inc.[b]	3,827	623,533
Legg Mason Inc.	7,421	236,433
T. Rowe Price Group Inc.	9,709	703,903

		8,328,661
ELECTRIC — 5.22%
Consolidated Edison Inc.	3,453	219,784
NextEra Energy Inc.	85,381	7,003,803
PG&E Corp.	76,230	3,692,581

		10,916,168
ELECTRONICS — 2.38%
Agilent Technologies Inc.	56,231	2,330,213
Tyco International Ltd.	8,560	274,947
Waters Corp.[b]	25,688	2,373,571

		4,978,731
FOOD — 5.44%
Campbell Soup Co.	38,938	1,807,113
General Mills Inc.	42,898	2,162,917
H.J. Heinz Co.	43,330	3,137,959
Kellogg Co.	17,454	1,135,208
Mondelez International Inc. Class A	32,110	1,009,859
Sysco Corp.	23,556	821,162
Whole Foods Market Inc.	14,574	1,287,176

		11,361,394

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

HEALTH CARE — PRODUCTS — 2.47%
Becton, Dickinson and Co.	32,980	$3,110,014
Henry Schein Inc.[b,c]	11,154	1,008,322
Medtronic Inc.	22,287	1,040,357

		5,158,693
HEALTH CARE — SERVICES — 0.53%
Aetna Inc.	10,723	615,929
Cigna Corp.	4,339	287,112
Humana Inc.	2,665	197,503

		1,100,544
HOUSEHOLD PRODUCTS & WARES — 0.66%
Avery Dennison Corp.	14,630	606,413
Clorox Co. (The)	9,015	777,544

		1,383,957
INSURANCE — 6.89%
ACE Ltd.	33,729	3,006,603
Chubb Corp. (The)	8,134	716,361
Marsh & McLennan Companies Inc.	145,840	5,543,378
Principal Financial Group Inc.	8,337	300,966
Travelers Companies Inc. (The)	56,419	4,818,747

		14,386,055
INTERNET — 2.24%
Google Inc. Class Ab	4,269	3,520,090
Symantec Corp.[b]	48,114	1,169,170

		4,689,260
IRON & STEEL — 0.31%
Nucor Corp.	14,829	646,841

		646,841
LODGING — 0.24%
Marriott International Inc. Class A	11,878	511,467

		511,467
MACHINERY — 2.09%
Cummins Inc.	4,922	523,652
Deere & Co.	22,451	2,004,874
Xylem Inc.	66,258	1,838,659

		4,367,185
MANUFACTURING — 3.71%
Eaton Corp. PLC	126,197	7,749,758

		7,749,758
MEDIA — 0.51%
Discovery Communications Inc. Series C NVS[b]	7,819	554,289
Time Warner Cable Inc.	5,423	509,165

		1,063,454

Security	Shares	Value

OFFICE & BUSINESS EQUIPMENT — 0.50%
Pitney Bowes Inc.[c]	16,129	$220,483
Xerox Corp.	96,243	825,765

		1,046,248
OIL & GAS — 5.23%
Apache Corp.	5,421	400,503
Cimarex Energy Co.	3,183	232,932
Concho Resources Inc.[b]	2,162	186,213
Denbury Resources Inc.[b,c]	98,975	1,770,663
Devon Energy Corp.	23,636	1,301,398
EOG Resources Inc.	5,779	700,184
EQT Corp.	4,052	304,386
Hess Corp.	34,885	2,517,999
Marathon Oil Corp.	13,817	451,401
Newfield Exploration Co.[b]	13,762	299,874
Noble Corp.	15,061	564,788
Noble Energy Inc.	2,355	266,798
Pioneer Natural Resources Co.	6,162	753,181
QEP Resources Inc.	11,415	327,725
Southwestern Energy Co.[b]	16,844	630,303
Ultra Petroleum Corp.[b,c]	10,358	221,661

		10,930,009
OIL & GAS SERVICES — 0.84%
FMC Technologies Inc.[b]	21,738	1,180,373
National Oilwell Varco Inc.	4,834	315,274
Superior Energy Services Inc.[b]	9,088	250,738

		1,746,385
PACKAGING & CONTAINERS — 1.95%
Ball Corp.	92,124	4,064,511

		4,064,511
PHARMACEUTICALS — 2.91%
Johnson & Johnson	2,655	226,286
Merck & Co. Inc.	65,255	3,066,985
Patterson Companies Inc.	73,282	2,781,052

		6,074,323
PIPELINES — 2.30%
Spectra Energy Corp.	152,277	4,801,294

		4,801,294
REAL ESTATE — 0.99%
CBRE Group Inc. Class Ab	85,401	2,068,412

		2,068,412
REAL ESTATE INVESTMENT TRUSTS — 3.53%
Digital Realty Trust Inc.[c]	2,809	198,091
Liberty Property Trust[c]	72,654	3,123,395

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT SOCIAL INDEX FUND

April 30, 2013

Security	Shares	Value

Prologis Inc.	91,442	$3,835,992
Vornado Realty Trust	2,418	211,720

		7,369,198
RETAIL — 6.35%
Best Buy Co. Inc.	12,559	326,408
CarMax Inc.[b]	6,398	294,564
Gap Inc. (The)	63,397	2,408,452
McDonald’s Corp.	28,551	2,916,199
Nordstrom Inc.	22,035	1,246,961
PVH Corp.	6,604	762,168
Staples Inc.	30,640	405,674
Starbucks Corp.	34,010	2,069,168
Tiffany & Co.	18,070	1,331,397
TJX Companies Inc. (The)	30,869	1,505,481

		13,266,472
SEMICONDUCTORS — 3.25%
Applied Materials Inc.	47,554	690,009
Intel Corp.	123,691	2,962,399
QUALCOMM Inc.	23,994	1,478,510
Texas Instruments Inc.	45,723	1,655,630

		6,786,548
SOFTWARE — 4.57%
Adobe Systems Inc.[b]	13,380	603,170
Autodesk Inc.[b]	17,973	707,777
CA Inc.	31,098	838,713
Intuit Inc.	18,482	1,102,267
Microsoft Corp.	90,130	2,983,303
Oracle Corp.	82,931	2,718,478
Salesforce.com Inc.[b,c]	14,468	594,779

		9,548,487
TELECOMMUNICATIONS — 2.32%
Cisco Systems Inc.	124,083	2,595,816
Corning Inc.	26,026	377,377
Motorola Solutions Inc.	16,633	951,408
Sprint Nextel Corp.[b]	130,619	920,864

		4,845,465
TEXTILES — 0.34%
Mohawk Industries Inc.[b,c]	6,474	717,837

		717,837
TOYS, GAMES & HOBBIES — 0.35%
Mattel Inc.	15,788	720,880

		720,880

Security	Shares	Value

TRANSPORTATION — 1.57%
Expeditors International of Washington Inc.	21,777	$782,448
Norfolk Southern Corp.	28,487	2,205,463
United Parcel Service Inc. Class B	3,358	288,251

		3,276,162

TOTAL COMMON STOCKS
(Cost: $169,408,985)		208,689,193

SHORT-TERM INVESTMENTS — 1.72%

MONEY MARKET FUNDS — 1.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,d,e]	3,242,633	3,242,633
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[a,d,e]	225,333	225,333
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[a,d]	129,301	129,301

		3,597,267

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,597,267)		3,597,267

TOTAL INVESTMENTS IN SECURITIES — 101.60%
(Cost: $173,006,252)		212,286,460
Other Assets, Less Liabilities — (1.60)%		(3,351,076)

NET ASSETS — 100.00%		$208,935,384

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.87%

REITs — APARTMENTS — 17.29%
American Campus Communities Inc.	1,026,616	$45,828,138
AvalonBay Communities Inc.[a]	1,114,589	148,284,921
Camden Property Trust[a]	822,660	59,511,224
Equity Residential[a]	3,133,486	181,930,197
Essex Property Trust Inc.[a]	357,465	56,139,878
UDR Inc.[a]	2,428,167	59,684,345

		551,378,703
REITs — DIVERSIFIED — 8.75%
Digital Realty Trust Inc.[a]	1,200,696	84,673,082
Liberty Property Trust[a]	1,160,371	49,884,349
Vornado Realty Trust	1,650,897	144,552,542

		279,109,973
REITs — HEALTH CARE — 20.46%
HCP Inc.	4,399,960	234,517,868
Health Care REIT Inc.[a]	2,528,853	189,588,110
Ventas Inc.[a]	2,869,513	228,499,320

		652,605,298
REITS — HOTELS — 4.05%
Host Hotels & Resorts Inc.	7,067,985	129,132,086

		129,132,086
REITs — OFFICE PROPERTY — 11.70%
Alexandria Real Estate Equities Inc.[a]	626,231	45,570,830
Boston Properties Inc.[a]	1,469,703	160,829,599
Corporate Office Properties Trust[a]	757,744	21,966,999
Douglas Emmett Inc.[a]	1,290,912	33,783,167
Highwoods Properties Inc.[a]	775,416	31,815,318
SL Green Realty Corp.[a]	875,214	79,381,910

		373,347,823
REITs — REGIONAL MALLS — 16.44%
General Growth Properties Inc.[a]	4,385,802	99,645,421
Macerich Co. (The)[a]	1,329,670	93,143,384
Simon Property Group Inc.	1,391,668	247,814,321
Tanger Factory Outlet Centers Inc.[a]	927,187	34,417,181
Taubman Centers Inc.	578,657	49,480,960

		524,501,267
REITs — SHOPPING CENTERS — 8.02%
Federal Realty Investment Trust	631,641	73,908,313
Kimco Realty Corp.[a]	3,966,793	94,330,338

Security	Shares	Value

Regency Centers Corp.	887,165	$49,911,903
Weingarten Realty Investors[a]	1,101,905	37,541,903

		255,692,457
REITs — STORAGE — 7.26%
Public Storage	1,403,482	231,574,530

		231,574,530
REITs — WAREHOUSE/INDUSTRIAL — 5.90%
Prologis Inc.[a]	4,488,248	188,282,004

		188,282,004

TOTAL COMMON STOCKS
(Cost: $2,670,014,777)		3,185,624,141

SHORT-TERM INVESTMENTS — 11.10%

MONEY MARKET FUNDS — 11.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	325,466,893	325,466,893
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,c,d]	22,616,898	22,616,898
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	5,950,941	5,950,941

		354,034,732

TOTAL SHORT-TERM INVESTMENTS
(Cost: $354,034,732)		354,034,732

TOTAL INVESTMENTS IN SECURITIES — 110.97%
(Cost: $3,024,049,509)		3,539,658,873
Other Assets, Less Liabilities — (10.97)%		(349,806,911)

NET ASSETS — 100.00%		$3,189,851,962

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$653,664,020	$420,110,758	$319,862,104
Affiliated (Note 2)	13,786,336	12,770,697	11,096,061

Total cost of investments	$667,450,356	$432,881,455	$330,958,165

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$506,362,771	$493,502,297	$379,419,641
Affiliated (Note 2)	13,786,336	12,770,697	11,096,061

Total fair value of investments	520,149,107	506,272,994	390,515,702
Receivables:
Investment securities sold	—	113,708	—
Dividends and interest	752,729	655,849	139,917
Capital shares sold	—	59,450	—

Total Assets	520,901,836	507,102,001	390,655,619

LIABILITIES
Payables:
Investment securities purchased	812,990	—	—
Collateral for securities on loan (Note 5)	12,912,382	12,319,935	10,542,136
Capital shares redeemed	4,133	—	—
Investment advisory fees (Note 2)	193,412	169,822	138,967

Total Liabilities	13,922,917	12,489,757	10,681,103

NET ASSETS	$506,978,919	$494,612,244	$379,974,516

Net assets consist of:
Paid-in capital	$689,866,669	$448,103,128	$344,764,369
Undistributed net investment income	589,004	974,716	9,143
Accumulated net realized loss	(36,175,505)	(27,857,139)	(24,356,533)
Net unrealized appreciation (depreciation)	(147,301,249)	73,391,539	59,557,537

NET ASSETS	$506,978,919	$494,612,244	$379,974,516

Shares outstanding[b]	7,250,000	5,650,000	3,800,000

Net asset value per share	$69.93	$87.54	$99.99

[a]	Securities on loan with values of $12,702,725, $12,113,321 and $10,345,990, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$851,112,581	$887,991,718	$413,794,125
Affiliated (Note 2)	47,606,883	21,062,983	18,509,254

Total cost of investments	$898,719,464	$909,054,701	$432,303,379

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$858,845,943	$915,680,371	$410,233,454
Affiliated (Note 2)	49,617,918	21,062,983	20,539,938

Total fair value of investments	908,463,861	936,743,354	430,773,392
Receivables:
Dividends and interest	653,409	794,110	242,337
Capital shares sold	187,213	—	—

Total Assets	909,304,483	937,537,464	431,015,729

LIABILITIES
Payables:
Investment securities purchased	634,603	—	—
Collateral for securities on loan (Note 5)	28,552,637	20,137,249	2,195,585
Capital shares redeemed	—	32,316	—
Investment advisory fees (Note 2)	332,389	328,422	161,752

Total Liabilities	29,519,629	20,497,987	2,357,337

NET ASSETS	$879,784,854	$917,039,477	$428,658,392

Net assets consist of:
Paid-in capital	$1,008,470,583	$906,882,415	$540,209,017
Undistributed net investment income	543,545	496,372	510,053
Accumulated net realized loss	(138,973,671)	(18,027,963)	(110,530,691)
Net unrealized appreciation (depreciation)	9,744,397	27,688,653	(1,529,987)

NET ASSETS	$879,784,854	$917,039,477	$428,658,392

Shares outstanding[b]	12,650,000	11,300,000	6,400,000

Net asset value per share	$69.55	$81.15	$66.98

[a]	Securities on loan with values of $27,970,111, $19,823,220 and $2,159,335, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$5,499,638,623	$160,644,133	$169,177,909
Affiliated (Note 2)	526,776,826	6,088,221	3,828,343

Total cost of investments	$6,026,415,449	$166,732,354	$173,006,252

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$5,750,780,972	$208,208,125	$208,341,104
Affiliated (Note 2)	526,776,826	6,631,277	3,945,356

Total fair value of investments	6,277,557,798	214,839,402	212,286,460
Receivables:
Dividends and interest	9,486,391	170,241	200,287
Capital shares sold	6,863,322	—	—

Total Assets	6,293,907,511	215,009,643	212,486,747

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	520,835,529	4,089,018	3,467,966
Capital shares redeemed	1,733,056	—	—
Investment advisory fees (Note 2)	2,129,697	84,276	83,397

Total Liabilities	524,698,282	4,173,294	3,551,363

NET ASSETS	$5,769,209,229	$210,836,349	$208,935,384

Net assets consist of:
Paid-in capital	$5,556,227,879	$170,277,677	$187,371,265
Undistributed net investment income	—	130,341	217,515
Accumulated net realized loss	(38,160,999)	(7,678,717)	(17,933,604)
Net unrealized appreciation	251,142,349	48,107,048	39,280,208

NET ASSETS	$5,769,209,229	$210,836,349	$208,935,384

Shares outstanding[b]	78,550,000	3,550,000	3,100,000

Net asset value per share	$73.45	$59.39	$67.40

[a]	Securities on loan with values of $511,188,684, $3,993,437 and $3,408,395, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

iShares Cohen & Steers Realty Majors Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$2,670,014,777
Affiliated (Note 2)	354,034,732

Total cost of investments	$3,024,049,509

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,185,624,141
Affiliated (Note 2)	354,034,732

Total fair value of investments	3,539,658,873
Receivables:
Dividends and interest	251,626
Capital shares sold	550,084

Total Assets	3,540,460,583

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	348,083,791
Capital shares redeemed	1,643,576
Investment advisory fees (Note 2)	881,254

Total Liabilities	350,608,621

NET ASSETS	$3,189,851,962

Net assets consist of:
Paid-in capital	$3,172,688,444
Accumulated net realized loss	(498,445,846)
Net unrealized appreciation	515,609,364

NET ASSETS	$3,189,851,962

Shares outstanding[b]	36,100,000

Net asset value per share	$88.36

[a]	Securities on loan with a value of $343,839,259. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Basic Materials Sector Index Fund	iShares Dow Jones U.S. Consumer Goods Sector Index Fund	iShares Dow Jones U.S. Consumer Services Sector Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$13,424,759	$10,671,303	$6,257,733
Interest — affiliated (Note 2)	494	343	254
Securities lending income — affiliated (Note 2)	500,155	121,149	104,375

Total investment income	13,925,408	10,792,795	6,362,362

EXPENSES
Investment advisory fees (Note 2)	2,387,243	1,856,432	1,498,520

Total expenses	2,387,243	1,856,432	1,498,520

Net investment income	11,538,165	8,936,363	4,863,842

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,087,920)	(2,224,654)	(6,036,411)
In-kind redemptions — unaffiliated	(5,262,075)	18,827,820	20,303,052

Net realized gain (loss)	(24,349,995)	16,603,166	14,266,641

Net change in unrealized appreciation/depreciation	12,176,873	52,941,197	52,079,334

Net realized and unrealized gain (loss)	(12,173,122)	69,544,363	66,345,975

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(634,957)	$78,480,726	$71,209,817

[a]	Net of foreign withholding tax of $247,147, $ — and $647, respectively.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Financial Sector Index Fund	iShares Dow Jones U.S. Industrial Sector Index Fund	iShares Dow Jones U.S. Financial Services Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,499,337	$13,169,428	$5,741,705
Dividends — affiliated (Note 2)	365,356	—	348,711
Interest — affiliated (Note 2)	435	481	245
Securities lending income — affiliated (Note 2)	50,700	106,732	19,536

Total investment income	12,915,828	13,276,641	6,110,197

EXPENSES
Investment advisory fees (Note 2)	2,712,870	2,847,881	1,485,905

Total expenses	2,712,870	2,847,881	1,485,905

Net investment income	10,202,958	10,428,760	4,624,292

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,408,227)	(6,604,626)	(7,745,127)
Investments — affiliated (Note 2)	(145,485)	—	(54,799)
In-kind redemptions — unaffiliated	32,774,449	48,654,140	16,749,180
In-kind redemptions — affiliated (Note 2)	409,855	—	620,076

Net realized gain (loss)	(1,369,408)	42,049,514	9,569,330

Net change in unrealized appreciation/depreciation	122,847,537	61,347,211	52,303,514

Net realized and unrealized gain	121,478,129	103,396,725	61,872,844

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$131,681,087	$113,825,485	$66,497,136

[a]	Net of foreign withholding tax of $2,081, $ — and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Real Estate Index Fund	iShares MSCI KLD 400 Social Index Fund	iShares MSCI USA ESG Select Social Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$164,568,048	$3,796,644	$4,028,813
Dividends — affiliated (Note 2)	—	52,480	8,242
Interest — affiliated (Note 2)	4,505	164	163
Securities lending income — affiliated (Note 2)	1,120,610	29,552	9,342

Total investment income	165,693,163	3,878,840	4,046,560

EXPENSES
Investment advisory fees (Note 2)	21,123,523	877,393	913,461

Total expenses	21,123,523	877,393	913,461

Net investment income	144,569,640	3,001,447	3,133,099

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(32,313,870)	578,854	2,845,071
Investments — affiliated (Note 2)	—	(7,942)	(1,061)
In-kind redemptions — unaffiliated	553,030,523	6,001,321	7,795,372
In-kind redemptions — affiliated (Note 2)	—	22,460	12,266

Net realized gain	520,716,653	6,594,693	10,651,648

Net change in unrealized appreciation/depreciation	201,913,971	20,045,916	8,615,161

Net realized and unrealized gain	722,630,624	26,640,609	19,266,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$867,200,264	$29,642,056	$22,399,908

[a]	Net of foreign withholding tax of $86,984, $ — and $ —, respectively.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

iShares Cohen & Steers Realty Majors Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$78,167,568
Interest — affiliated (Note 2)	2,146
Securities lending income — affiliated (Note 2)	655,238

Total investment income	78,824,952

EXPENSES
Investment advisory fees (Note 2)	10,015,607

Total expenses	10,015,607

Net investment income	68,809,345

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(42,935,154)
In-kind redemptions — unaffiliated	121,606,504

Net realized gain	78,671,350

Net change in unrealized appreciation/depreciation	269,236,491

Net realized and unrealized gain	347,907,841

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$416,717,186

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Basic Materials Sector Index Fund		iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,538,165	$11,910,859	$8,936,363	$8,228,731
Net realized gain (loss)	(24,349,995)	(22,105,474)	16,603,166	16,111,809
Net change in unrealized appreciation/depreciation	12,176,873	(172,719,542)	52,941,197	11,627,010

Net increase (decrease) in net assets resulting from operations	(634,957)	(182,914,157)	78,480,726	35,967,550

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,949,161)	(14,159,589)	(8,977,121)	(7,710,785)

Total distributions to shareholders	(10,949,161)	(14,159,589)	(8,977,121)	(7,710,785)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	320,168,018	919,773,995	101,540,536	195,119,904
Cost of shares redeemed	(396,318,651)	(1,341,919,515)	(90,544,438)	(141,386,656)

Net increase (decrease) in net assets from capital share transactions	(76,150,633)	(422,145,520)	10,996,098	53,733,248

INCREASE (DECREASE) IN NET ASSETS	(87,734,751)	(619,219,266)	80,499,703	81,990,013

NET ASSETS
Beginning of year	594,713,670	1,213,932,936	414,112,541	332,122,528

End of year	$506,978,919	$594,713,670	$494,612,244	$414,112,541

Undistributed net investment income included in net assets at end of year	$589,004	$—	$974,716	$1,015,474

SHARES ISSUED AND REDEEMED
Shares sold	4,700,000	12,750,000	1,250,000	2,900,000
Shares redeemed	(5,950,000)	(18,700,000)	(1,200,000)	(2,100,000)

Net increase (decrease) in shares outstanding	(1,250,000)	(5,950,000)	50,000	800,000

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Consumer Services Sector Index Fund		iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,863,842	$2,902,604	$10,202,958	$6,874,539
Net realized gain (loss)	14,266,641	4,485,098	(1,369,408)	(31,069,378)
Net change in unrealized appreciation/depreciation	52,079,334	26,652,577	122,847,537	8,960,681

Net increase (decrease) in net assets resulting from operations	71,209,817	34,040,279	131,681,087	(15,234,158)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,990,134)	(2,834,965)	(9,836,881)	(6,897,302)

Total distributions to shareholders	(4,990,134)	(2,834,965)	(9,836,881)	(6,897,302)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,373,633	179,071,127	578,748,164	296,334,019
Cost of shares redeemed	(89,261,104)	(104,272,265)	(343,494,959)	(296,356,338)

Net increase (decrease) in net assets from capital share transactions	(1,887,471)	74,798,862	235,253,205	(22,319)

INCREASE (DECREASE) IN NET ASSETS	64,332,212	106,004,176	357,097,411	(22,153,779)

NET ASSETS
Beginning of year	315,642,304	209,638,128	522,687,443	544,841,222

End of year	$379,974,516	$315,642,304	$879,784,854	$522,687,443

Undistributed net investment income included in net assets at end of year	$9,143	$135,435	$543,545	$177,027

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	2,500,000	9,400,000	5,650,000
Shares redeemed	(1,050,000)	(1,500,000)	(5,800,000)	(5,750,000)

Net increase (decrease) in shares outstanding	(50,000)	1,000,000	3,600,000	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Industrial Sector Index Fund		iShares Dow Jones U.S. Financial Services Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,428,760	$6,228,777	$4,624,292	$2,565,452
Net realized gain (loss)	42,049,514	9,198,931	9,569,330	(13,641,810)
Net change in unrealized appreciation/depreciation	61,347,211	(39,398,045)	52,303,514	(1,682,913)

Net increase (decrease) in net assets resulting from operations	113,825,485	(23,970,337)	66,497,136	(12,759,271)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,247,121)	(6,110,766)	(4,571,096)	(2,455,617)

Total distributions to shareholders	(10,247,121)	(6,110,766)	(4,571,096)	(2,455,617)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	983,769,624	75,272,584	240,839,812	128,973,851
Cost of shares redeemed	(566,816,525)	(181,212,021)	(184,214,328)	(56,244,086)

Net increase (decrease) in net assets from capital share transactions	416,953,099	(105,939,437)	56,625,484	72,729,765

INCREASE (DECREASE) IN NET ASSETS	520,531,463	(136,020,540)	118,551,524	57,514,877

NET ASSETS
Beginning of year	396,508,014	532,528,554	310,106,868	252,591,991

End of year	$917,039,477	$396,508,014	$428,658,392	$310,106,868

Undistributed net investment income included in net assets at end of year	$496,372	$314,733	$510,053	$456,857

SHARES ISSUED AND REDEEMED
Shares sold	13,550,000	1,100,000	4,050,000	2,350,000
Shares redeemed	(7,850,000)	(2,800,000)	(3,250,000)	(1,100,000)

Net increase (decrease) in shares outstanding	5,700,000	(1,700,000)	800,000	1,250,000

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Real Estate Index Fund		iShares MSCI KLD 400 Social Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$144,569,640	$104,884,091	$3,001,447	$2,369,483
Net realized gain	520,716,653	195,810,326	6,594,693	1,794,600
Net change in unrealized appreciation/depreciation	201,913,971	(102,512,521)	20,045,916	3,917,355

Net increase in net assets resulting from operations	867,200,264	198,181,896	29,642,056	8,081,438

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(167,936,210)	(129,714,471)	(3,029,265)	(2,335,740)

Total distributions to shareholders	(167,936,210)	(129,714,471)	(3,029,265)	(2,335,740)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,212,722,316	9,360,286,287	32,535,549	14,030,772
Cost of shares redeemed	(11,069,721,650)	(9,100,579,606)	(20,975,043)	(4,944,914)

Net increase in net assets from capital share transactions	1,143,000,666	259,706,681	11,560,506	9,085,858

INCREASE IN NET ASSETS	1,842,264,720	328,174,106	38,173,297	14,831,556

NET ASSETS
Beginning of year	3,926,944,509	3,598,770,403	172,663,052	157,831,496

End of year	$5,769,209,229	$3,926,944,509	$210,836,349	$172,663,052

Undistributed net investment income included in net assets at end of year	$—	$—	$130,341	$158,159

SHARES ISSUED AND REDEEMED
Shares sold	184,700,000	161,600,000	600,000	300,000
Shares redeemed	(167,600,000)	(158,050,000)	(400,000)	(100,000)

Net increase in shares outstanding	17,100,000	3,550,000	200,000	200,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA ESG Select Social Index Fund		iShares Cohen & Steers Realty Majors Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,133,099	$2,552,057	$68,809,345	$58,163,678
Net realized gain (loss)	10,651,648	6,095,005	78,671,350	(11,325,615)
Net change in unrealized appreciation/depreciation	8,615,161	(801,761)	269,236,491	153,142,533

Net increase in net assets resulting from operations	22,399,908	7,845,301	416,717,186	199,980,596

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,104,740)	(2,472,607)	(84,162,432)	(76,386,547)

Total distributions to shareholders	(3,104,740)	(2,472,607)	(84,162,432)	(76,386,547)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,975,626	20,524,646	601,509,901	966,791,376
Cost of shares redeemed	(27,384,735)	(8,489,173)	(651,284,398)	(781,452,322)

Net increase (decrease) in net assets from capital share transactions	590,891	12,035,473	(49,774,497)	185,339,054

INCREASE IN NET ASSETS	19,886,059	17,408,167	282,780,257	308,933,103

NET ASSETS
Beginning of year	189,049,325	171,641,158	2,907,071,705	2,598,138,602

End of year	$208,935,384	$189,049,325	$3,189,851,962	$2,907,071,705

Undistributed net investment income included in net assets at end of year	$217,515	$189,156	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	450,000	350,000	7,550,000	13,400,000
Shares redeemed	(450,000)	(150,000)	(8,350,000)	(11,450,000)

Net increase (decrease) in shares outstanding	—	200,000	(800,000)	1,950,000

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Basic Materials Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$69.97	$84.01	$63.98	$41.45	$79.93

Income from investment operations:
Net investment income[a]	1.51	1.18	0.94	0.85	1.03
Net realized and unrealized gain (loss)[b]	(0.12)	(13.75)	20.02	22.47	(38.35)

Total from investment operations	1.39	(12.57)	20.96	23.32	(37.32)

Less distributions from:
Net investment income	(1.43)	(1.47)	(0.93)	(0.79)	(1.16)

Total distributions	(1.43)	(1.47)	(0.93)	(0.79)	(1.16)

Net asset value, end of year	$69.93	$69.97	$84.01	$63.98	$41.45

Total return	2.06%	(14.85)%	33.11%	56.55%	(46.86)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$506,979	$594,714	$1,213,933	$783,756	$402,113
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	2.23%	1.66%	1.34%	1.54%	1.85%
Portfolio turnover rate[c]	8%	11%	7%	10%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Goods Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$73.95	$69.19	$58.96	$44.05	$60.32

Income from investment operations:
Net investment income[a]	1.70	1.51	1.37	1.29	1.32
Net realized and unrealized gain (loss)[b]	13.60	4.67	10.28	14.94	(16.40)

Total from investment operations	15.30	6.18	11.65	16.23	(15.08)

Less distributions from:
Net investment income	(1.71)	(1.42)	(1.42)	(1.32)	(1.19)

Total distributions	(1.71)	(1.42)	(1.42)	(1.32)	(1.19)

Net asset value, end of year	$87.54	$73.95	$69.19	$58.96	$44.05

Total return	21.06%	9.13%	20.10%	37.20%	(25.16)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$494,612	$414,113	$332,123	$353,778	$308,323
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	2.22%	2.20%	2.24%	2.44%	2.67%
Portfolio turnover rate[c]	7%	6%	7%	6%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Consumer Services Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$81.99	$73.56	$63.26	$44.54	$60.05

Income from investment operations:
Net investment income[a]	1.30	0.86	0.68	0.55	0.57
Net realized and unrealized gain (loss)[b]	18.02	8.40	10.33	18.73	(15.50)

Total from investment operations	19.32	9.26	11.01	19.28	(14.93)

Less distributions from:
Net investment income	(1.32)	(0.83)	(0.71)	(0.56)	(0.58)

Total distributions	(1.32)	(0.83)	(0.71)	(0.56)	(0.58)

Net asset value, end of year	$99.99	$81.99	$73.56	$63.26	$44.54

Total return	23.82%	12.74%	17.58%	43.54%	(24.85)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$379,975	$315,642	$209,638	$196,109	$178,162
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.50%	1.19%	1.08%	1.06%	1.19%
Portfolio turnover rate[c]	9%	5%	4%	5%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$57.76	$59.55	$58.21	$39.54	$86.78

Income from investment operations:
Net investment income[a]	1.06	0.85	0.63	0.65	1.68
Net realized and unrealized gain (loss)[b]	11.76	(1.78)	1.33	18.71	(46.95)

Total from investment operations	12.82	(0.93)	1.96	19.36	(45.27)

Less distributions from:
Net investment income	(1.03)	(0.86)	(0.62)	(0.68)	(1.97)
Return of capital	—	—	—	(0.01)	—

Total distributions	(1.03)	(0.86)	(0.62)	(0.69)	(1.97)

Net asset value, end of year	$69.55	$57.76	$59.55	$58.21	$39.54

Total return	22.50%	(1.35)%	3.45%	49.23%	(52.67)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$879,785	$522,687	$544,841	$564,678	$504,158
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.73%	1.62%	1.14%	1.30%	3.37%
Portfolio turnover rate[c]	10%	6%	8%	18%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Industrial Sector Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$70.81	$72.95	$60.93	$41.13	$70.48

Income from investment operations:
Net investment income[a]	1.24	1.03	1.04	0.77	1.09
Net realized and unrealized gain (loss)[b]	10.30	(2.15)	12.02	19.81	(29.35)

Total from investment operations	11.54	(1.12)	13.06	20.58	(28.26)

Less distributions from:
Net investment income	(1.20)	(1.02)	(1.04)	(0.78)	(1.09)

Total distributions	(1.20)	(1.02)	(1.04)	(0.78)	(1.09)

Net asset value, end of year	$81.15	$70.81	$72.95	$60.93	$41.13

Total return	16.53%	(1.38)%	21.82%	50.49%	(40.24)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$917,039	$396,508	$532,529	$365,574	$213,853
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.69%	1.56%	1.68%	1.52%	2.11%
Portfolio turnover rate[c]	7%	6%	6%	4%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Financial Services Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$55.38	$58.07	$60.44	$41.45	$92.79

Income from investment operations:
Net investment income[a]	0.84	0.64	0.32	0.39	1.93
Net realized and unrealized gain (loss)[b]	11.60	(2.71)	(2.43)	19.07	(51.27)

Total from investment operations	12.44	(2.07)	(2.11)	19.46	(49.34)

Less distributions from:
Net investment income	(0.84)	(0.62)	(0.26)	(0.47)	(2.00)

Total distributions	(0.84)	(0.62)	(0.26)	(0.47)	(2.00)

Net asset value, end of year	$66.98	$55.38	$58.07	$60.44	$41.45

Total return	22.74%	(3.40)%	(3.45)%	47.18%	(53.73)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$428,658	$310,107	$252,592	$344,535	$317,112
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	1.43%	1.27%	0.58%	0.74%	3.53%
Portfolio turnover rate[c]	5%	4%	5%	17%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Real Estate Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$63.90	$62.15	$52.92	$33.13	$68.90

Income from investment operations:
Net investment income[a]	2.07	1.81	1.54	1.60	1.94
Net realized and unrealized gain (loss)[b]	9.93	2.15	9.68	20.04	(34.81)

Total from investment operations	12.00	3.96	11.22	21.64	(32.87)

Less distributions from:
Net investment income	(2.45)	(2.21)	(1.99)	(1.85)	(2.90)

Total distributions	(2.45)	(2.21)	(1.99)	(1.85)	(2.90)

Net asset value, end of year	$73.45	$63.90	$62.15	$52.92	$33.13

Total return	19.35%	6.84%	21.88%	66.87%	(48.42)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,769,209	$3,926,945	$3,598,770	$3,159,390	$1,721,081
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	3.16%	3.11%	2.83%	3.81%	4.50%
Portfolio turnover rate[c]	16%	14%	17%	17%	20%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$51.54	$50.11	$45.41	$32.91	$48.71

Income from investment operations:
Net investment income[a]	0.90	0.73	0.65	0.54	0.66
Net realized and unrealized gain (loss)[b]	7.86	1.43	4.69	12.50	(15.80)

Total from investment operations	8.76	2.16	5.34	13.04	(15.14)

Less distributions from:
Net investment income	(0.91)	(0.73)	(0.64)	(0.54)	(0.66)

Total distributions	(0.91)	(0.73)	(0.64)	(0.54)	(0.66)

Net asset value, end of year	$59.39	$51.54	$50.11	$45.41	$32.91

Total return	17.25%	4.46%	11.95%	39.84%	(31.21)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$210,836	$172,663	$157,831	$118,058	$65,814
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.71%	1.54%	1.43%	1.35%	1.80%
Portfolio turnover rate[c]	11%	9%	10%	14%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select Social Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$60.98	$59.19	$51.73	$37.96	$57.41

Income from investment operations:
Net investment income[a]	1.04	0.86	0.81	0.71	0.92
Net realized and unrealized gain (loss)[b]	6.42	1.76	7.47	13.79	(19.47)

Total from investment operations	7.46	2.62	8.28	14.50	(18.55)

Less distributions from:
Net investment income	(1.04)	(0.83)	(0.82)	(0.73)	(0.90)

Total distributions	(1.04)	(0.83)	(0.82)	(0.73)	(0.90)

Net asset value, end of year	$67.40	$60.98	$59.19	$51.73	$37.96

Total return	12.45%	4.58%	16.25%	38.45%	(32.47)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$208,935	$189,049	$171,641	$131,915	$94,906
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.71%	1.52%	1.56%	1.54%	2.08%
Portfolio turnover rate[c]	34%	20%	35%	37%	52%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers Realty Majors Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$78.78	$74.34	$61.37	$37.23	$85.34

Income from investment operations:
Net investment income[a]	1.91	1.66	1.39	1.60	2.05
Net realized and unrealized gain (loss)[b]	10.03	4.98	13.49	24.48	(46.92)

Total from investment operations	11.94	6.64	14.88	26.08	(44.87)

Less distributions from:
Net investment income	(2.36)	(2.20)	(1.91)	(1.94)	(3.24)

Total distributions	(2.36)	(2.20)	(1.91)	(1.94)	(3.24)

Net asset value, end of year	$88.36	$78.78	$74.34	$61.37	$37.23

Total return	15.58%	9.36%	24.84%	71.83%	(53.43)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,189,852	$2,907,072	$2,598,139	$2,154,045	$1,124,212
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.40%	2.34%	2.18%	3.37%	3.68%
Portfolio turnover rate[c]	11%	16%	9%	12%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S. Basic Materials Sector	Non-diversified
Dow Jones U.S. Consumer Goods Sector	Non-diversified
Dow Jones U.S. Consumer Services Sector	Diversified
Dow Jones U.S. Financial Sector	Non-diversified
Dow Jones U.S. Industrial Sector	Diversified

iShares Index Fund	Diversification Classification
Dow Jones U.S. Financial Services	Non-diversified
Dow Jones U.S. Real Estate	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select Social	Diversified
Cohen & Steers Realty Majors	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Dow Jones U.S. Basic Materials Sector, iShares Dow Jones U.S. Consumer Goods Sector, iShares Dow Jones U.S. Consumer Services Sector, iShares Dow Jones U.S. Financial Sector, iShares Dow Jones U.S. Industrial Sector, iShares Dow Jones U.S. Financial Services and iShares Dow Jones U.S. Real Estate Index Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select Social	0.50
Cohen & Steers Realty Majors	0.35

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Basic Materials Sector	$269,314
Dow Jones U.S. Consumer Goods Sector	65,234
Dow Jones U.S. Consumer Services Sector	56,202
Dow Jones U.S. Financial Sector	27,300
Dow Jones U.S. Industrial Sector	57,471

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Financial Services	$10,519
Dow Jones U.S. Real Estate	603,405
MSCI KLD 400 Social	15,912
MSCI USA ESG Select Social	5,031
Cohen & Steers Realty Majors	352,821

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S. Financial Sector
BlackRock Inc.	22,666	31,013	(17,311)	36,368	$9,692,072	$161,118	$194,580
PNC Financial Services Group Inc. (The)	117,385	117,934	(82,477)	152,842	10,374,915	204,238	69,790

					$20,066,987	$365,356	$264,370

Dow Jones U.S. Financial Services
BlackRock Inc.	22,990	25,156	(16,016)	32,130	$8,562,645	$158,405	$380,696
PNC Financial Services Group Inc. (The)	119,106	88,398	(72,511)	134,993	9,163,325	190,306	184,581

					$17,725,970	$348,711	$565,277

MSCI KLD 400 Social
BlackRock Inc.	3,127	1,763	(327)	4,563	$1,216,040	$25,559	$6,534
PNC Financial Services Group Inc. (The)	15,782	3,486	(1,480)	17,788	1,207,450	26,921	7,984

					$2,423,490	$52,480	$14,518

MSCI USA ESG Select Social
PNC Financial Services Group Inc. (The)	5,001	1,035	(908)	5,128	$348,089	$8,242	$11,205

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Basic Materials Sector	$40,324,530	$39,223,500
Dow Jones U.S. Consumer Goods Sector	26,847,528	26,846,065
Dow Jones U.S. Consumer Services Sector	27,946,008	28,116,596
Dow Jones U.S. Financial Sector	56,880,278	58,302,711
Dow Jones U.S. Industrial Sector	41,169,902	40,811,454
Dow Jones U.S. Financial Services	16,662,188	17,256,173
Dow Jones U.S. Real Estate	763,125,930	766,488,639
MSCI KLD 400 Social	20,407,975	20,201,072
MSCI USA ESG Select Social	62,824,843	62,695,188
Cohen & Steers Realty Majors	328,513,630	318,885,777

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Basic Materials Sector	$319,357,401	$395,264,481
Dow Jones U.S. Consumer Goods Sector	101,288,626	90,305,920
Dow Jones U.S. Consumer Services Sector	87,157,496	89,113,834
Dow Jones U.S. Financial Sector	574,964,819	337,192,983
Dow Jones U.S. Industrial Sector	980,965,591	565,067,804
Dow Jones U.S. Financial Services	240,082,317	183,162,603
Dow Jones U.S. Real Estate	11,868,951,429	10,724,299,175
MSCI KLD 400 Social	32,450,566	20,865,515
MSCI USA ESG Select Social	27,918,827	27,262,349
Cohen & Steers Realty Majors	573,226,816	630,417,238

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S. Basic Materials Sector	$(13,873,911)	$—	$13,873,911
Dow Jones U.S. Consumer Goods Sector	16,777,844	—	(16,777,844)
Dow Jones U.S. Consumer Services Sector	18,288,601	—	(18,288,601)
Dow Jones U.S. Financial Sector	11,725,908	441	(11,726,349)
Dow Jones U.S. Industrial Sector	40,498,218	—	(40,498,218)
Dow Jones U.S. Financial Services	11,751,682	—	(11,751,682)
Dow Jones U.S. Real Estate	479,395,560	23,366,570	(502,762,130)
MSCI KLD 400 Social	5,626,868	—	(5,626,868)
MSCI USA ESG Select Social	6,979,009	—	(6,979,009)
Cohen & Steers Realty Majors	78,027,609	15,353,087	(93,380,696)

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Index Fund	2013	2012
Dow Jones U.S. Basic Materials Sector
Ordinary income	$10,949,161	$14,159,589

Dow Jones U.S. Consumer Goods Sector
Ordinary income	$8,977,121	$7,710,785

Dow Jones U.S. Consumer Services Sector
Ordinary income	$4,990,134	$2,834,965

Dow Jones U.S. Financial Sector
Ordinary income	$9,836,881	$6,897,302

Dow Jones U.S. Industrial Sector
Ordinary income	$10,247,121	$6,110,766

Dow Jones U.S. Financial Services
Ordinary income	$4,571,096	$2,455,617

Dow Jones U.S. Real Estate
Ordinary income	$167,936,210	$129,714,471

MSCI KLD 400 Social
Ordinary income	$3,029,265	$2,335,740

MSCI USA ESG Select Social
Ordinary income	$3,104,740	$2,472,607

Cohen & Steers Realty Majors
Ordinary income	$84,162,432	$76,386,547

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S. Basic Materials Sector	$589,004	$(31,672,013)	$(150,344,666)	$(1,460,075)	$(182,887,750)
Dow Jones U.S. Consumer Goods Sector	974,716	(24,848,225)	70,382,625	—	46,509,116
Dow Jones U.S. Consumer Services Sector	9,143	(20,534,839)	56,882,164	(1,146,321)	35,210,147
Dow Jones U.S. Financial Sector	543,545	(111,967,254)	(17,262,020)	—	(128,685,729)
Dow Jones U.S. Industrial Sector	496,372	(13,181,624)	23,819,548	(977,234)	10,157,062
Dow Jones U.S. Financial Services	510,053	(99,363,291)	(12,161,681)	(535,706)	(111,550,625)
Dow Jones U.S. Real Estate	—	(23,640,196)	236,621,546	—	212,981,350
MSCI KLD 400 Social	130,341	(4,671,062)	45,136,859	(37,466)	40,558,672
MSCI USA ESG Select Social	217,515	(16,077,320)	37,423,924	—	21,564,119
Cohen & Steers Realty Majors	—	(327,566,700)	344,730,218	—	17,163,518

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Basic Materials Sector	$8,197,039	$—	$2,027,542	$2,533,237	$8,036,664	$10,812,780	$64,751	$31,672,013
Dow Jones U.S. Consumer Goods Sector	3,464,840	6,571,402	1,320,322	—	1,597,881	11,893,780	—	24,848,225
Dow Jones U.S. Consumer Services Sector	6,235,460	2,292,509	183,523	—	3,693,668	6,983,187	1,146,492	20,534,839
Dow Jones U.S. Financial Sector	6,056,072	—	38,903	2,428,708	50,933,047	52,510,524	—	111,967,254
Dow Jones U.S. Industrial Sector	3,629,379	—	230,285	—	276,129	9,045,831	—	13,181,624
Dow Jones U.S. Financial Services	9,969,670	—	—	1,046,051	40,231,342	41,743,037	6,373,191	99,363,291
Dow Jones U.S. Real Estate	—	—	—	—	—	23,640,196	—	23,640,196
MSCI KLD 400 Social	—	—	—	—	—	4,296,102	374,960	4,671,062
MSCI USA ESG Select Social	—	—	—	—	426,933	15,576,262	74,125	16,077,320
Cohen & Steers Realty Majors	35,345,009	—	—	—	195,808,359	96,413,332	—	327,566,700

[a]	Must be utililized prior to losses subject to expiration.

For the year ended April 30, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Index Fund	Utilized
Dow Jones U.S. Real Estate	$20,373,208
MSCI KLD 400 Social	1,204,527
MSCI USA ESG Select Social	3,637,085
Cohen & Steers Realty Majors	127,710

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Basic Materials Sector	$670,493,773	$24,908,393	$(175,253,059)	$(150,344,666)
Dow Jones U.S. Consumer Goods Sector	435,890,369	82,491,477	(12,108,852)	70,382,625
Dow Jones U.S. Consumer Services Sector	333,633,538	72,389,347	(15,507,183)	56,882,164
Dow Jones U.S. Financial Sector	925,725,881	67,324,386	(84,586,406)	(17,262,020)
Dow Jones U.S. Industrial Sector	912,923,806	66,283,949	(42,464,401)	23,819,548
Dow Jones U.S. Financial Services	442,935,073	30,003,740	(42,165,421)	(12,161,681)
Dow Jones U.S. Real Estate	6,040,936,252	331,973,364	(95,351,818)	236,621,546
MSCI KLD 400 Social	169,702,543	52,072,818	(6,935,959)	45,136,859
MSCI USA ESG Select Social	174,862,536	41,995,561	(4,571,637)	37,423,924
Cohen & Steers Realty Majors	3,194,928,655	534,184,432	(189,454,214)	344,730,218

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Midcap Index Fund; iShares MSCI EAFE Index Fund; iShares MSCI Emerging Markets Index Fund; iShares Russell 2000 Growth Index Fund; iShares Russell 2000 Value Index Fund; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares Dow Jones U.S. Real Estate Index Fund. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. Plaintiffs seek injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. Defendants believe the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. On March 11, 2013, the Defendants filed a motion to dismiss the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares MSCI KLD 400 Social Index Fund, iShares MSCI USA ESG Select Social Index Fund and iShares Cohen & Steers Realty Majors Index Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2013 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Basic Materials Sector	100.00%
Dow Jones U.S. Consumer Goods Sector	100.00
Dow Jones U.S. Consumer Services Sector	100.00
Dow Jones U.S. Financial Sector	77.55
Dow Jones U.S. Industrial Sector	100.00

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Financial Services	100.00%
Dow Jones U.S. Real Estate	0.09
MSCI KLD 400 Social	100.00
MSCI USA ESG Select Social	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Basic Materials Sector	$10,949,161
Dow Jones U.S. Consumer Goods Sector	8,977,121
Dow Jones U.S. Consumer Services Sector	4,990,134
Dow Jones U.S. Financial Sector	8,796,084
Dow Jones U.S. Industrial Sector	10,247,121

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Financial Services	$4,571,096
Dow Jones U.S. Real Estate	12,456,291
MSCI KLD 400 Social	3,029,265
MSCI USA ESG Select Social	3,104,740
Cohen & Steers Realty Majors	888,966

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total per Share
Dow Jones U.S. Basic Materials Sector	$1.42767	$—	$—	$1.42767	100%	—%	—%		100%
Dow Jones U.S. Consumer Goods Sector	1.70587	—	—	1.70587	100	—	—		100
Dow Jones U.S. Consumer Services Sector	1.32456	—	—	1.32456	100	—	—		100
Dow Jones U.S. Financial Sector	0.95513	—	0.07464	1.02977	93	—	7		100
Dow Jones U.S. Industrial Sector	1.20287	—	—	1.20287	100	—	—		100
Dow Jones U.S. Financial Services	0.83978	—	—	0.83978	100	—	—		100
Dow Jones U.S. Real Estate	2.43400	—	0.01451	2.44851	99	—	1		100
MSCI KLD 400 Social	0.91039	—	0.00310	0.91349	100	—	0	[a]	100
MSCI USA ESG Select Social	1.03605	—	0.00550	1.04155	99	—	1		100
Cohen & Steers Realty Majors	2.36013	—	—	2.36013	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Basic Materials Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	6	0.46
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and –0.5%	1,289	97.79
Less than –0.5% and Greater than –1.0%	6	0.46
Less than –1.0% and Greater than –1.5%	5	0.38

	1,318	100.00%

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.08%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,299	98.55
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,318	100.00%

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Consumer Services Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.15%
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	6	0.46
Between 0.5% and –0.5%	1,302	98.79
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15

	1,318	100.00%

iShares Dow Jones U.S. Financial Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	6	0.46
Greater than 0.5% and Less than 1.0%	19	1.44
Between 0.5% and –0.5%	1,274	96.65
Less than –0.5% and Greater than –1.0%	6	0.46
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	3	0.23

	1,318	100.00%

iShares Dow Jones U.S. Industrial Sector Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,300	98.63
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5%	2	0.15

	1,318	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Financial Services Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.23%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	7	0.53
Greater than 0.5% and Less than 1.0%	14	1.05
Between 0.5% and –0.5%	1,278	96.96
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Real Estate Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	18	1.37
Between 0.5% and –0.5%	1,269	96.28
Less than –0.5% and Greater than –1.0%	11	0.83
Less than –1.0% and Greater than –1.5%	6	0.46
Less than –1.5%	4	0.30

	1,318	100.00%

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI KLD 400 Social Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	14	1.06%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,283	97.34
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	2	0.15

	1,318	100.00%

iShares MSCI USA ESG Select Social Index

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,294	98.18
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	4	0.30
Less than –1.5%	2	0.15

	1,318	100.00%

iShares Cohen & Steers Realty Majors Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	6	0.46
Greater than 0.5% and Less than 1.0%	22	1.66
Between 0.5% and –0.5%	1,268	96.20
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	4	0.30

	1,318	100.00%

SUPPLEMENTAL INFORMATION	97

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	101

Notes:

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, MSCI Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-42-0413

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. Aerospace & Defense Index Fund | ITA | NYSE Arca
➢	iShares Dow Jones U.S. Broker-Dealers Index Fund | IAI | NYSE Arca
➢	iShares Dow Jones U.S. Healthcare Providers Index Fund | IHF | NYSE Arca
➢	iShares Dow Jones U.S. Home Construction Index Fund | ITB | NYSE Arca
➢	iShares Dow Jones U.S. Insurance Index Fund | IAK | NYSE Arca
➢	iShares Dow Jones U.S. Medical Devices Index Fund | IHI | NYSE Arca
➢	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund | IEO | NYSE Arca
➢	iShares Dow Jones U.S. Oil Equipment & Services Index Fund | IEZ | NYSE Arca
➢	iShares Dow Jones U.S. Pharmaceuticals Index Fund | IHE | NYSE Arca
➢	iShares Dow Jones U.S. Regional Banks Index Fund | IAT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

Equities delivered solid performance for the 12-month reporting period ended April 30, 2013 (the “reporting period”), with the S&P 500 and the Dow Jones Industrial Average both reaching several record highs in March and April 2013, and the Dow Jones Industrial Average finally erasing losses incurred since October 2007. The technology-heavy NASDAQ achieved more moderate results due to challenges in the technology sector, although its returns were positive during the reporting period.

Stocks benefited from improved economic data, including a decline in the unemployment rate to 7.5% in April 2013, stronger consumer spending levels, and improvement in the housing industry. As the housing recovery appeared to gain traction, acceleration in new-home building fueled growth in the construction sector. Permits for new home construction climbed 4.6% in February 2013, the largest monthly increase since June 2008. Resales of homes, meanwhile, reached their highest level in three years in the first quarter of 2013. Corporate profit growth also remained stable, with after-tax profits growing 2.3% in the fourth quarter of 2012. The successful aversion of the fiscal cliff in early 2013 also contributed to investor optimism. Despite government spending cuts and higher taxes in 2013, consumer spending rose during the reporting period.

A continuation of the Federal Reserve’s “easy-money” policy benefited equity markets, as the low-interest rate environment made alternatives such as Treasury bonds less attractive to investors when compared to equities. In March 2013, the Federal Reserve reinforced its plan to keep short-term interest rates at low levels until unemployment levels fall to 6.5%.

Investors dismissed some negative news, though. Economic growth was modest, growing by only 0.4% in the fourth quarter of 2012 and 2.5% in the first quarter of 2013. The Conference Board’s consumer confidence index sank to 61.9 in March 2013 from 68.0 in February 2013. The index rose to 68.1 in April 2013, however, its highest reading for 2013. Apparent cooling in the manufacturing sector was illustrated by the Institute for Supply Management’s index of national factory activity, which dropped to 50.7 in April 2013 from 51.3 in March 2013. Investors also seemed unfazed by uncertainty about the federal budget, with the potential fiscal cliff that was averted, as well as ongoing discussions of debt ceilings and sequester cuts. The automatic spending cuts are set to reduce government agency budgets by $85 billion in the period from March 2, 2013 to October 1, 2013.

Concerns surrounding economic conditions in Europe resurfaced during the reporting period, as Spain released disappointing economic data and unemployment levels in Germany rose. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, although the announcement of a bailout plan temporarily alleviated worries. Despite the negative news from Europe, the overall effect of a weak European landscape was higher asset flows from Europe into U.S. markets, benefiting domestic equity markets.

For the reporting period, value-oriented stocks outpaced growth stocks across all market capitalizations. The relative performance of value stocks may have been attributable in part to the tax implications of holding dividend-paying stocks, which tend to be associated with value-oriented stocks. Uncertainty existed for much of 2012 surrounding future tax rates, but in the first quarter of 2013, investors were able to invest in dividend-paying stocks with clarity regarding their future tax consequences.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.63%	15.65%	15.99%	15.63%	15.65%	15.99%
5 Years	4.93%	4.94%	5.34%	27.23%	27.29%	29.71%
Since Inception	7.10%	7.10%	7.57%	61.68%	61.63%	66.64%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,168.00	$2.47	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

The iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense IndexSM (the “Index”). The Index measures the performance of the aerospace and defense sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 15.63%, net of fees, while the total return for the Index was 15.99%.

Aerospace and defense stocks, as measured by the Index, posted a double-digit return for the reporting period, slightly lagging the broader U.S. equity market.

During the reporting period, tighter defense budgets presented a significant challenge for the industry, as the slow pace of global economic growth forced governments to reduce spending. As a result, global defense spending declined for the first time in 15 years, while expenditures varied significantly by country.

The United States spends more on defense than the combined total of the next ten biggest military spenders, which means that changes to U.S. defense budgets have a relatively large impact on the industry. During the reporting period, U.S. military conflicts in Iraq and Afghanistan were scaled back, leading to military budget cuts throughout the reporting period. Meanwhile, spending in China and Russia increased, as the countries sought to update weapons systems. In that environment, several of the most prominent U.S. military contractors faced declining revenues and a challenging business environment.

On the other end of the spectrum, the aerospace and defense industry’s commercial aircraft segment continued to grow at a rapid pace during the reporting period. Developing countries drove spending, as they continued to invest in aircraft and update their fleets. The growth in commercial aircraft spending helped offset the decline in military budgets, generating solid revenue for companies with a strong commercial presence. The aerospace & defense industry also experienced growth in the unmanned aerial vehicle market during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Aerospace/Defense	48.30%
Aerospace/Defense–Equipment	28.22
Metal Processors & Fabricators	7.72
Electronics–Military	3.39
Diversified Manufacturing Operations	3.01
Advanced Materials/Products	2.20
Electronic Measuring Instruments	2.17
Shipbuilding	2.01
Firearms & Ammunition	1.94
Enterprise Software/Services	0.95
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

United Technologies Corp.	10.48%
Boeing Co. (The)	10.00
Lockheed Martin Corp.	6.63
Precision Castparts Corp.	6.51
General Dynamics Corp.	6.29
Raytheon Co.	5.67
Northrop Grumman Corp.	5.49
Rockwell Collins Inc.	3.66
L-3 Communications Holdings Inc.	3.39
B/E Aerospace Inc.	3.30

TOTAL	61.42%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.66%	20.53%	20.86%	20.66%	20.53%	20.86%
5 Years	(6.10)%	(6.11)%	(5.87)%	(27.00)%	(27.04)%	(26.11)%
Since Inception	(6.45)%	(6.47)%	(6.21)%	(37.28)%	(37.37)%	(36.15)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,254.90	$2.57	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

The iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services IndexSM (the “Index”). The Index measures the performance of the investment services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 20.66%, net of fees, while the total return for the Index was 20.86%.

Broker-dealer stocks, as measured by the Index, delivered a double-digit return for the reporting period. The Index lagged the broader U.S. market during the first half of the reporting period, but outperformed during the second half of the period.

During the first half of the reporting period, the industry faced challenges that included volatility in the stock market, trading volumes at a five-year low, lower commissions, and a decline in mergers and acquisitions. In addition, increasing regulatory scrutiny added to uncertainty in the industry. In July 2012, the Financial Industry Regulatory Authority (FINRA) adopted new suitability and due diligence rules designed to improve the standard for fiduciary responsibility. In October 2012, the Securities and Exchange Commission (SEC) issued proposed rules that would require security-based swap dealers (SBSDs) to hold more capital on riskier swap agreements in an effort to protect customer funds.

The broker-dealer industry outperformed the broader U.S. market during the second half of the reporting period. Solid earnings reports from the biggest broker-dealers and two large mergers in 2013 helped lift performance. The broad-based rally in stocks also helped fee-based business, while investors anticipated a beneficial environment for merger and acquisition activity.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Finance–Investment Banker/Broker	46.30%
Finance–Other Services	33.96
Diversified Banking Institutions	13.53
Investment Management/Advisory Services	6.12
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Knight Capital Group Inc. Class A	8.05%
Goldman Sachs Group Inc. (The)	7.11
Morgan Stanley	6.42
Ameriprise Financial Inc.	6.12
CME Group Inc.	6.04
Charles Schwab Corp. (The)	5.94
IntercontinentalExchange Inc.	5.70
NYSE Euronext Inc.	5.43
TD Ameritrade Holding Corp.	4.59
CBOE Holdings Inc.	4.54

TOTAL	59.94%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.60%	23.62%	24.14%	23.60%	23.62%	24.14%
5 Years	9.92%	9.93%	10.34%	60.48%	60.55%	63.55%
Since Inception	7.23%	7.22%	7.66%	62.96%	62.96%	67.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,168.60	$2.47	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

The iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers IndexSM (the “Index”). The Index measures the performance of the health care providers sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 23.60%, net of fees, while the total return for the Index was 24.14%.

Healthcare provider stocks, as represented by the Index, posted solid performance, as the industry continued to evolve in response to regulation and competition. In June 2012, the Supreme Court upheld the “individual mandate” portion of the Affordable Care Act (“ACA”), which required Americans to buy health insurance or pay a penalty. The Court ruled that the government will be allowed to tax U.S. citizens for not having healthcare. For the healthcare provider industry, that meant adapting to significant changes in the way healthcare is distributed to patients. The industry began to establish Accountable Care Organizations (ACOs), as well as bundled payment plans.

The aging American population and technological advancements continued to have a positive impact for healthcare providers, while the complexity of the new regulations in the ACA was a significant obstacle for the industry during the reporting period. Healthcare inflation continued to grow at approximately twice the growth rate of overall inflation during the reporting period, a trend that reflected both rising costs for medical providers, as well as increasing prices for their services. Mergers and acquisitions continued at a rapid pace during the reporting period, including several large hospital deals and the consolidation of many physician practices. Several companies expanded into international markets, while other health care providers diversified with new businesses.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Medical–HMO	46.82%
Medical–Hospitals	13.80
Pharmacy Services	12.55
Medical Labs & Testing Services	9.10
Dialysis Centers	3.73
Physician Practice Management	2.49
Retirement/Aged Care Facilities	2.27
Commercial Services	1.92
Medical–Outpatient/Home Medical Care	1.60
Research & Development	1.24
Physical Therapy/Rehab Centers	1.22
Other*	3.20
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

UnitedHealth Group Inc.	14.75%
Express Scripts Holding Co.	12.02
WellPoint Inc.	7.15
Aetna Inc.	6.28
Cigna Corp.	6.26
Humana Inc.	4.32
DaVita HealthCare Partners Inc.	3.73
HCA Holdings Inc.	3.71
Quest Diagnostics Inc.	3.42
Laboratory Corp. of America Holdings	3.37

TOTAL	65.01%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	57.69%	57.69%	58.36%	57.69%	57.69%	58.36%
5 Years	4.75%	4.79%	5.39%	26.11%	26.36%	30.00%
Since Inception	(8.79)%	(8.79)%	(7.93)%	(47.48)%	(47.49)%	(43.92)%
GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,185.30	$2.49	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

The iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction IndexSM (the “Index”). The Index measures the performance of the home construction sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 57.69%, net of fees, while the total return for the Index was 58.36%.

Home construction stocks, as measured by the Index, rallied sharply during the reporting period, as the construction industry rebounded throughout the United States.

The business fundamentals of the homebuilding industry improved in several ways during the reporting period, leading to increasing home prices and higher share prices for many homebuilding companies. The median price for existing homes rose approximately 10% during the reporting period, according to the Office of Federal Housing Enterprises Oversight (OFHEO).

Low interest rates and steady job growth increased the demand for new homes, while the supply of available homes lagged somewhat due to labor shortages and backlogs for building permits in some regions. The real estate industry experienced strong demand from investment buyers, as well as weak supply resulting from owners with high mortgages who were unable to profit from selling. As a result, inventories of existing homes fell to a 10-year low, while realtors reported only five months of supply for new and existing homes.

In response to the inventory shortage, groundbreaking on the construction of new homes rose to a five-year high, while building permits increased in every region of the United States. Lumber prices increased 30% and construction employment grew at a steady pace, reflecting the faster pace of home building. Many homebuilding companies reported solid earnings during the reporting period, as rising home prices and increasing sales volume offset the higher cost of building materials and growing payrolls.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Building–Residential/Commercial	64.23%
Retail–Building Products	10.22
Building and Construction Products–Miscellaneous	5.62
Distribution/Wholesale	3.54
Coatings/Paint	3.18
Building Products–Wood	2.37
Textile–Home Furnishings	2.35
Diversified Manufacturing Operations	2.19
Building Products–Cement/Aggregates	1.91
Building Products–Air and Heating	1.90
Home Furnishings	1.41
Building–Mobile Home/Manufactured Housing & RV	0.92
Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

D.R. Horton Inc.	10.25%
PulteGroup Inc.	9.98
Lennar Corp. Class A	9.51
Toll Brothers Inc.	7.63
NVR Inc.	7.26
Home Depot Inc. (The)	4.56
Ryland Group Inc. (The)	4.13
KB Home	3.83
Lowe’s Companies Inc.	3.56
Meritage Homes Corp.	3.28

TOTAL	63.99%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.96%	23.96%	24.60%	23.96%	23.96%	24.60%
5 Years	(0.60)%	(0.58)%	(0.15)%	(2.95)%	(2.87)%	(0.75)%
Since Inception	(1.80)%	(1.80)%	(1.35)%	(11.91)%	(11.92)%	(9.08)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,192.10	$2.50	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

The iShares Dow Jones U.S. Insurance Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance IndexSM (the “Index”). The Index measures the performance of the insurance sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 23.96%, net of fees, while the total return for the Index was 24.60%.

Insurance stocks, as represented by the Index, experienced volatility during the first half of the reporting period, but rose on improving fundamentals during the second half of the reporting period.

Low interest rates, the relatively high level of unemployment, economic uncertainty, and claims related to Hurricane Sandy challenged the profitability of the insurance industry during the first half of the reporting period. Insurance companies invest the premiums they receive while waiting for claims to be paid. Intense competition in the industry forced many insurers to pay more in claims than they received in premiums, which meant that investment gains were their main source of profitability. Meanwhile, low interest rates restrained investment income, as well as revenues related to the fixed-annuity business. The insurance industry also continued to experience slow growth in the variable annuity business.

Property and casualty insurance stocks declined during Hurricane Sandy in October 2012, as investors expected claims from the natural disaster to range between $5 and $15 billion, ranking Hurricane Sandy as the second costliest in U.S. history. The stocks rebounded when insurance companies demonstrated sufficient capital to cover claims and the flexibility to raise premiums after the disaster.

Prices for life insurance and reinsurance rose during the latter half of the reporting period for the first time in several years, while competition continued to weigh on premiums in other insurance segments. Improving profits, rising expectations for insurance rates and a broad-based stock market rally propelled insurance stocks to solid gains during the first four months of 2013.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Multi–Line Insurance	45.97%
Property/Casualty Insurance	26.63
Life/Health Insurance	21.18
Insurance Brokers	2.71
Reinsurance	2.20
Financial Guarantee Insurance	1.26
Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

American International Group Inc.	12.02%
MetLife Inc.	8.58
Travelers Companies Inc. (The)	6.62
ACE Ltd.	6.21
Prudential Financial Inc.	5.80
Aflac Inc.	5.29
Allstate Corp. (The)	4.91
Chubb Corp. (The)	4.80
Progressive Corp. (The)	3.04
Loews Corp.	3.00

TOTAL	60.27%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.43%	13.37%	13.90%	13.43%	13.37%	13.90%
5 Years	6.25%	6.25%	6.78%	35.43%	35.41%	38.80%
Since Inception	6.46%	6.45%	6.99%	55.02%	54.92%	60.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,144.90	$2.45	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

The iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment IndexSM (the “Index”). The Index measures the performance of the medical equipment sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 13.43%, net of fees, while the total return for the Index was 13.90%.

Medical devices stocks, as measured by the Index, posted double-digit returns despite the challenges of a new federal tax in the second half of the reporting period.

The medical device industry continued to develop new treatments during the reporting period. Research and development spending rose, as companies funded projects for developing future products. U.S. medical device companies continued to dominate the global marketplace in terms of market share and innovation.

The growing and aging population in the United States continued to be a positive growth driver for companies in the industry. Many companies also reported that regulatory hurdles for the testing and sale of medical devices continued to put downward pressure on profits for the industry. The Food and Drug Administration (“FDA”) is widely considered to be the strictest global healthcare agency based on the length and rigor of the regulatory process. Nevertheless, U.S. medical device companies continued to drive their products through the FDA process, while a few new products received approval during the reporting period. Medical device companies based in the U.S. also explored investment and manufacturing opportunities in emerging markets, particularly in China and Brazil.

In January 2013, the U.S. levied a 2.3% excise tax on the total revenue of the companies in the medical devices industry. The excise tax was levied on all companies regardless of profitability, which meant that some smaller companies would pay a large share of their profits in taxes. In response to the tax, some companies increased prices, while others reduced costs through restructuring.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Medical Instruments	37.81%
Medical Products	35.84
Instruments–Scientific	11.95
Respiratory Products	3.58
Patient Monitoring Equipment	2.52
Diagnostic Equipment	1.98
Medical Sterilization Products	1.95
Medical–Biomedical/Gene	1.88
Electronic Measuring Instruments	1.14
Other*	1.25
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Medtronic Inc.	10.79%
Thermo Fisher Scientific Inc.	8.22
Covidien PLC	8.22
Intuitive Surgical Inc.	6.33
Stryker Corp.	6.28
Zimmer Holdings Inc.	5.09
St. Jude Medical Inc.	4.71
Boston Scientific Corp.	4.37
Waters Corp.	3.73
CareFusion Corp.	3.62

TOTAL	61.36%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.76%	10.76%	11.24%	10.76%	10.76%	11.24%
5 Years	(0.63)%	(0.60)%	(0.20)%	(3.11)%	(2.98)%	(1.00)%
Since Inception	5.38%	5.38%	5.82%	44.31%	44.27%	48.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.60	$2.45	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

The iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production IndexSM (the “Index”). The Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 10.76%, net of fees, while the total return for the Index was 11.24%.

Oil and gas exploration and production stocks, as represented by the Index, delivered solid performance despite volatile oil and natural gas prices throughout the reporting period.

Oil prices declined more than 20% during the first two months of the reporting period, as weak global growth and the European debt crisis weighed on demand. Oil prices rose in subsequent months, benefiting from additional stimulus measures by the U.S. Federal Reserve and progress in European debt negotiations.

During the fall of 2012, disappointing economic growth in China and the U.S. weighed on oil prices. From December 2012 to February 2013, oil prices advanced after the Federal Reserve announced additional asset purchases to stimulate the economy. During the final two months of the reporting period, lackluster oil demand in a well-supplied market and weak global factory data drove oil prices lower. For the year, oil prices declined more than 10%.

Oil exploration and production stocks generally followed the direction of oil prices throughout the reporting period. However, oil stocks outperformed the underlying commodity by a wide margin, as many of the companies in the exploration and production industry delivered a steady stream of earnings, dividends, and share buybacks. A few of the largest exploration and production companies underperformed due to slow production and less exploration potential.

Exposure to stocks within the natural gas industry helped performance of the Index, as natural gas prices increased by more than 40% during the reporting period. Declining rig counts moderated supply, while higher-than-normal temperatures during the summer months increased demand for natural gas.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Oil Companies–Exploration & Production	77.13%
Oil Refining & Marketing	15.30
Oil Companies–Integrated	7.13
Oil–Field Services	0.43
Short-Term and Other Net Assets	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Occidental Petroleum Corp.	13.09%
Anadarko Petroleum Corp.	7.98
Phillips 66	7.13
EOG Resources Inc.	6.26
Apache Corp.	5.56
Marathon Petroleum Corp.	4.99
Valero Energy Corp.	4.32
Devon Energy Corp.	4.08
Noble Energy Inc.	4.00
Pioneer Natural Resources Co.	3.21

TOTAL	60.62%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.16%	6.16%	6.52%	6.16%	6.16%	6.52%
5 Years	(3.40)%	(3.39)%	(3.11)%	(15.89)%	(15.86)%	(14.62)%
Since Inception	1.86%	1.86%	2.20%	13.77%	13.75%	16.46%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,134.70	$2.43	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

The iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services IndexSM (the “Index”). The Index measures the performance of the oil equipment and services sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 6.16%, net of fees, while the total return for the Index was 6.52%.

Oil equipment and services stocks, as measured by the Index, generated a modest positive return despite volatile energy prices and challenging business conditions during the reporting period.

Oil prices declined more than 20% during the first two months of the reporting period, as weak global growth and the European debt crisis weighed on demand. Oil prices rose in subsequent months, benefiting from additional stimulus measures by the U.S. Federal Reserve and progress in European debt negotiations.

During the fall of 2012, disappointing economic growth in China and the U.S. weighed on oil prices. From December 2012 to February 2013, oil prices advanced after the Federal Reserve announced additional asset purchases to stimulate the economy. During the final two months of the reporting period, lackluster oil demand in a well-supplied market and weak global factory data drove oil prices lower. In April 2013, the Energy Information Administration (EIA) reported that crude oil inventories rose to the highest level since 1990. For the year, oil prices declined more than 10%.

Volatile oil prices and the rising oil supply meant less demand for oil equipment and services, as exploration and production activity remained modest. Overall, North American drillers reduced drilling activity, while rig counts for natural gas also declined. The oil and gas equipment and services industry experienced excess supply of equipment resulting from high capital spending by several of the largest oil equipment producers. The combination of weak demand and elevated supply lowered prices and profits in the industry.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Oil–Field Services	49.25%
Oil & Gas Drilling	23.37
Oil Field Machinery & Equipment	19.91
Transportation–Marine	1.79
Transportation–Services	1.40
Machinery–General Industrial	1.16
Engineering/Research and Development Services	1.14
Seismic Data Collection	1.01
Oil Companies–Exploration & Production	0.88
Short-Term and Other Net Assets	0.09

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Schlumberger Ltd.	17.02%
Halliburton Co.	9.38
National Oilwell Varco Inc.	7.03
Baker Hughes Inc.	5.56
Transocean Ltd.	5.18
Cameron International Corp.	4.46
Ensco PLC Class A	4.08
FMC Technologies Inc.	4.02
Weatherford International Ltd.	3.29
Noble Corp.	3.19

TOTAL	63.21%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.32%	20.31%	20.72%	20.32%	20.31%	20.72%
5 Years	16.82%	16.84%	17.40%	117.53%	117.75%	123.00%
Since Inception	11.90%	11.90%	12.43%	119.70%	119.65%	127.08%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,154.00	$2.46	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

The iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals IndexSM (the “Index”). The Index measures the performance of the pharmaceuticals sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 20.32%, net of fees, while the total return for the Index was 20.72%.

Pharmaceuticals stocks, as represented by the Index, delivered solid performance during the reporting period, as the industry continued to evolve in response to regulation and competition.

Political uncertainty related to regulation improved in June 2012, when the Supreme Court upheld the “individual mandate” portion of the Affordable Care Act (“ACA”), which required Americans to buy health insurance or pay a penalty. The Court ruled that the government will be allowed to tax U.S. citizens for not having healthcare. For the healthcare industry, that meant adapting to significant changes in the distribution of health care. Upholding the ACA improved the prospects for the pharmaceuticals industry, as the legislation would provide healthcare insurance for an estimated 32 million uninsured people, expanding the number of people receiving pharmaceutical treatments.

The pharmaceuticals industry also continued to experience competition between the large pharmaceuticals companies and the generic drug producers. Several blockbuster drugs lost patent protection during the reporting period, which meant that the generic producers could compete for revenue in more of the industry’s established products. This multi-year industry trend has led to declining prices and lower revenue for many branded pharmaceutical products.

The pharmaceuticals industry experienced significant merger and acquisition activity during the reporting period. Several of the large pharmaceuticals companies announced acquisitions of smaller companies that were developing medical treatments with growth potential. Large pharmaceutical companies also sold non-core businesses to focus on their core business of developing treatments for illness and disease. Several U.S. pharmaceuticals companies also continued to expand business activity to emerging markets, including China, India, and Brazil.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Medical–Drugs	74.12%
Medical–Generic Drugs	11.38
Therapeutics	5.34
Medical–Biomedical/Gene	5.03
Medical Products	2.56
Consumer Products–Miscellaneous	1.44
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Johnson & Johnson	10.09%
Pfizer Inc.	9.19
Merck & Co. Inc.	8.18
Bristol-Myers Squibb Co.	6.11
Abbott Laboratories	5.86
Eli Lilly and Co.	5.52
Allergan Inc.	4.73
Actavis Inc.	3.84
Perrigo Co.	3.14
Mylan Inc.	3.10

TOTAL	59.76%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.17%	10.17%	10.67%	10.17%	10.17%	10.67%
5 Years	(3.73)%	(3.73)%	(3.37)%	(17.30)%	(17.29)%	(15.75)%
Since Inception	(6.05)%	(6.06)%	(5.69)%	(35.40)%	(35.44)%	(33.64)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,100.20	$2.40	$1,000.00	$1,022.50	$2.31	0.46%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

The iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks IndexSM (the “Index”). The Index measures the performance of the regional bank sector of the U.S. equity market and is a subset of the Dow Jones U.S. Bank Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 10.17%, net of fees, while the total return for the Index was 10.67%.

Regional bank stocks, as represented by the Index, posted solid returns due to a strong rally during the second half of the reporting period. Regional banks managed to post steady profits despite slow economic growth and an uncertain outlook. Higher asset values in stocks, bonds, and real estate helped regional banks, as did strict cost control. In general terms, regional banks generate most of their earnings from borrowing short-term (customer deposits) to lend long-term, collecting profits from the difference between short- and long-term interest rates (net interest margin). During the reporting period, low intermediate-term interest rates and narrowing rates for riskier loans meant that net interest margins were pressured. Positive developments included steadily improving balance sheets, declining loan defaults, and improving credit ratings for many regional banks. In addition, the number of banks that the Federal Deposit Insurance Corporation (FDIC) listed as “problem institutions” declined during the reporting period.

Lending and leasing activity among regional banks experienced modest growth during the reporting period, while the composition of lending activity varied by the types of loans. Commercial and industrial loans issued by domestically chartered commercial banks posted double-digit growth. Meanwhile, real estate lending was relatively flat during the reporting period. Within real estate lending, revolving home equity loans declined sharply, while mortgage lending posted modest growth. Consumer loans by large banks also remained stable, while smaller banks increased loans to consumers. Regional banks decreased the allowance held for loan losses, reflecting improving balance sheets and favorable credit conditions.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Super–Regional Banks–U.S.	49.70%
Commercial Banks–Southern U.S.	15.92
Commercial Banks–Eastern U.S.	9.36
Commercial Banks–Central U.S.	9.34
Commercial Banks–Western U.S.	8.23
Savings & Loans/Thrifts–Eastern U.S.	5.86
Savings & Loans/Thrifts–Central U.S.	0.84
Savings & Loans/Thrifts–Western U.S.	0.60
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

U.S. Bancorp	20.46%
PNC Financial Services Group Inc. (The)	11.84
BB&T Corp.	7.11
SunTrust Banks Inc.	5.20
Fifth Third Bancorp	4.92
M&T Bank Corp.	4.05
Regions Financial Corp.	3.96
KeyCorp	3.04
Comerica Inc.	2.25
Huntington Bancshares Inc.	1.99

TOTAL	64.82%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.91%

ADVANCED MATERIALS/PRODUCTS — 2.20%
Hexcel Corp.[a,b]	59,968	$1,829,024

		1,829,024
AEROSPACE/DEFENSE — 48.30%
AeroVironment Inc.[a,b]	30,688	594,120
Boeing Co. (The)	91,141	8,331,199
Cubic Corp.	18,396	790,476
Esterline Technologies Corp.[a,b]	20,620	1,547,325
General Dynamics Corp.	70,898	5,243,616
Lockheed Martin Corp.	55,722	5,521,493
Northrop Grumman Corp.	60,438	4,577,574
Raytheon Co.	77,038	4,728,592
Rockwell Collins Inc.	48,411	3,046,020
Spirit AeroSystems Holdings Inc. Class Aa	77,781	1,554,842
Teledyne Technologies Inc.[a]	22,286	1,672,787
TransDigm Group Inc.	17,961	2,636,675

		40,244,719
AEROSPACE/DEFENSE — EQUIPMENT — 28.22%
AAR Corp.	45,961	820,863
Alliant Techsystems Inc.	22,023	1,637,630
B/E Aerospace Inc.[a]	43,865	2,752,090
Curtiss-Wright Corp.	36,178	1,188,086
Exelis Inc.	129,955	1,451,597
GenCorp Inc.[a,b]	67,223	878,605
HEICO Corp.	31,817	1,400,266
Moog Inc. Class Aa	31,294	1,446,096
Orbital Sciences Corp.[a,b]	61,550	1,109,131
Triumph Group Inc.	26,253	2,097,615
United Technologies Corp.	95,614	8,728,602

		23,510,581
DIVERSIFIED MANUFACTURING OPERATIONS — 3.01%
Textron Inc.	97,518	2,511,089

		2,511,089
ELECTRONIC MEASURING INSTRUMENTS — 2.17%
FLIR Systems Inc.	74,344	1,807,303

		1,807,303
ELECTRONICS — MILITARY — 3.39%
L-3 Communications Holdings Inc.	34,729	2,821,731

		2,821,731

Security	Shares	Value
ENTERPRISE SOFTWARE/SERVICES — 0.95%
ManTech International Corp. Class Ab	29,612	$790,344

		790,344
FIREARMS & AMMUNITION — 1.94%
Smith & Wesson Holding Corp.[a,b]	78,690	690,898
Sturm, Ruger & Co. Inc.	17,986	922,143

		1,613,041
METAL PROCESSORS & FABRICATORS — 7.72%
Precision Castparts Corp.	28,349	5,422,880
RBC Bearings Inc.[a,b]	21,031	1,011,591

		6,434,471
SHIPBUILDING — 2.01%
Huntington Ingalls Industries Inc.	31,717	1,677,829

		1,677,829

TOTAL COMMON STOCKS (Cost: $84,220,581)		83,240,132

SHORT-TERM INVESTMENTS — 4.16%

MONEY MARKET FUNDS — 4.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	3,125,471	3,125,471
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	217,191	217,191
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	127,486	127,486

		3,470,148

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,470,148)		3,470,148

TOTAL INVESTMENTS IN SECURITIES — 104.07%
(Cost: $87,690,729)		86,710,280
Other Assets, Less Liabilities — (4.07)%		(3,393,826)

NET ASSETS — 100.00%		$83,316,454

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.91%

DIVERSIFIED BANKING INSTITUTIONS — 13.53%
Goldman Sachs Group Inc. (The)	45,026	$6,576,948
Morgan Stanley	268,239	5,941,494

		12,518,442
FINANCE — INVESTMENT BANKER/BROKER — 46.30%
Charles Schwab Corp. (The)	323,824	5,492,055
E*TRADE Financial Corp.[a]	387,781	3,990,266
Greenhill & Co. Inc.[b]	58,069	2,682,207
Interactive Brokers Group Inc. Class A	198,114	2,983,597
Investment Technology Group Inc.[a]	224,323	2,442,877
Knight Capital Group Inc. Class Aa,b	2,104,027	7,448,256
LPL Financial Holdings Inc.	103,918	3,591,406
Piper Jaffray Companies Inc.[a,b]	75,302	2,542,196
Raymond James Financial Inc.	96,563	3,999,639
Stifel Financial Corp.[a,b]	106,118	3,419,122
TD Ameritrade Holding Corp.	213,393	4,248,655

		42,840,276
FINANCE — OTHER SERVICES — 33.96%
BGC Partners Inc. Class A	658,690	3,767,707
CBOE Holdings Inc.	112,025	4,204,298
CME Group Inc.	91,829	5,588,713
IntercontinentalExchange Inc.[a]	32,368	5,273,718
MarketAxess Holdings Inc.	88,118	3,729,154
NASDAQ OMX Group Inc. (The)	130,100	3,835,348
NYSE Euronext Inc.	129,358	5,020,384

		31,419,322
INVESTMENT MANAGEMENT/ADVISORY SERVICES — 6.12%
Ameriprise Financial Inc.	75,930	5,659,063

		5,659,063

TOTAL COMMON STOCKS (Cost: $95,813,926)		92,437,103

SHORT-TERM INVESTMENTS — 4.70%

MONEY MARKET FUNDS — 4.70%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	3,991,102	3,991,102
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	277,344	277,344

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	80,580	$80,580

		4,349,026

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,349,026)		4,349,026

TOTAL INVESTMENTS IN SECURITIES — 104.61%
(Cost: $100,162,952)		96,786,129
Other Assets, Less Liabilities — (4.61)%		(4,267,899)

NET ASSETS — 100.00%		$92,518,230

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.94%

COMMERCIAL SERVICES — 1.92%
Healthcare Services Group Inc.	102,840	$2,292,303
HMS Holdings Corp.[a,b]	118,613	2,990,234

		5,282,537
CONSULTING SERVICES — 0.40%
Accretive Health Inc.[a,b]	103,092	1,086,590

		1,086,590
DIALYSIS CENTERS — 3.73%
DaVita HealthCare Partners Inc.[a]	86,619	10,277,344

		10,277,344
HUMAN RESOURCES — 0.76%
Team Health Holdings Inc.[a,b]	56,214	2,095,658

		2,095,658
INTERNET CONTENT — INFO/NEWS — 0.33%
HealthStream Inc.[a,b]	40,010	918,630

		918,630
MEDICAL — DRUGS — 0.28%
PharMerica Corp.[a,b]	59,608	768,347

		768,347
MEDICAL — HMO — 46.82%
Aetna Inc.	300,872	17,282,088
Centene Corp.[a]	72,653	3,356,569
Cigna Corp.	260,419	17,231,925
Coventry Health Care Inc.	153,146	7,588,384
Health Net Inc.[a]	113,020	3,322,788
Humana Inc.	160,489	11,893,840
Magellan Health Services Inc.[a]	42,044	2,150,971
Molina Healthcare Inc.[a]	49,129	1,631,083
UnitedHealth Group Inc.	677,486	40,601,736
Universal American Corp.[b]	74,230	634,666
WellCare Health Plans Inc.[a]	60,056	3,501,865
WellPoint Inc.	269,812	19,674,691

		128,870,606
MEDICAL — HOSPITALS — 13.80%
Acadia Healthcare Co. Inc.[a,b]	57,661	1,819,205
Community Health Systems Inc.	115,893	5,281,244
HCA Holdings Inc.	255,936	10,209,287
Health Management Associates Inc. Class Aa	344,922	3,963,154
LifePoint Hospitals Inc.[a]	67,287	3,229,776

Security	Shares	Value

Select Medical Holdings Corp.	82,476	$680,427
Tenet Healthcare Corp.[a]	128,217	5,815,923
Universal Health Services Inc. Class B	104,845	6,981,628

		37,980,644
MEDICAL — NURSING HOMES — 0.80%
Ensign Group Inc. (The)	33,307	1,161,415
Kindred Healthcare Inc.[a,b]	99,319	1,041,857

		2,203,272
MEDICAL — OUTPATIENT/HOME MEDICAL CARE — 1.60%
Air Methods Corp.[b]	52,539	1,922,402
Amedisys Inc.[a,b]	64,267	645,241
AmSurg Corp.[a,b]	54,481	1,828,382

		4,396,025
MEDICAL LABS & TESTING SERVICES — 9.10%
Bio-Reference Laboratories Inc.[a,b]	44,709	1,140,079
Covance Inc.[a]	69,969	5,216,889
Laboratory Corp. of America Holdings[a]	99,280	9,268,781
Quest Diagnostics Inc.	166,983	9,406,152

		25,031,901
MEDICAL PRODUCTS — 0.63%
Hanger Inc.[a,b]	57,424	1,745,115

		1,745,115
PHARMACY SERVICES — 12.55%
BioScrip Inc.[a,b]	105,856	1,467,164
Express Scripts Holding Co.[a]	557,039	33,071,406

		34,538,570
PHYSICAL THERAPY/REHAB CENTERS — 1.22%
HealthSouth Corp.[a,b]	122,266	3,362,315

		3,362,315
PHYSICIAN PRACTICE MANAGEMENT — 2.49%
IPC The Hospitalist Co. Inc.[a,b]	30,048	1,370,790
MEDNAX Inc.[a]	61,664	5,471,447

		6,842,237
RESEARCH & DEVELOPMENT — 1.24%
PAREXEL International Corp.[a,b]	83,374	3,414,165

		3,414,165
RETIREMENT/AGED CARE FACILITIES — 2.27%
Brookdale Senior Living Inc.[a]	131,643	3,395,073
Capital Senior Living Corp.[a]	48,599	1,179,012

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND

April 30, 2013

Security	Shares	Value
Emeritus Corp.[a]	64,682	$1,662,327

		6,236,412

TOTAL COMMON STOCKS
(Cost: $253,748,024)		275,050,368

SHORT-TERM INVESTMENTS — 5.45%

MONEY MARKET FUNDS — 5.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	13,778,127	13,778,127
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	957,451	957,451
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	273,720	273,720

		15,009,298

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,009,298)		15,009,298

TOTAL INVESTMENTS IN SECURITIES — 105.39%
(Cost: $268,757,322)		290,059,666
Other Assets, Less Liabilities — (5.39)%		(14,832,691)

NET ASSETS — 100.00%		$275,226,975

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.84%

BUILDING — MOBILE HOME/MANUFACTURED HOUSING & RV — 0.92%
Cavco Industries Inc.[a,b,c]	466,650	$21,288,573

		21,288,573
BUILDING — RESIDENTIAL/COMMERCIAL — 64.23%
D.R. Horton Inc.[b]	9,116,395	237,755,581
Hovnanian Enterprises Inc. Class Aa,b	6,043,736	32,938,361
KB Home	3,938,636	88,776,855
Lennar Corp. Class A	5,355,208	220,741,674
M.D.C. Holdings Inc.	1,895,472	71,269,747
M/I Homes Inc.[a,b,c]	1,440,208	35,429,117
Meritage Homes Corp.[a,b]	1,557,839	76,006,965
NVR Inc.[a]	163,609	168,517,270
PulteGroup Inc.[a]	11,025,075	231,416,324
Ryland Group Inc. (The)	2,126,578	95,823,605
Standard-Pacific Corp.[a,b]	6,022,062	54,499,661
Toll Brothers Inc.[a]	5,157,231	176,944,596

		1,490,119,756
BUILDING AND CONSTRUCTION PRODUCTS —MISCELLANEOUS — 5.62%
Louisiana-Pacific Corp.[a]	2,051,838	37,179,305
Owens Corning[a]	1,276,420	53,686,225
USG Corp.[a,b]	1,518,703	39,471,091

		130,336,621
BUILDING PRODUCTS — AIR AND HEATING — 1.90%
Lennox International Inc.	710,868	44,073,816

		44,073,816
BUILDING PRODUCTS — CEMENT/AGGREGATES — 1.91%
Eagle Materials Inc.	652,525	44,208,569

		44,208,569
BUILDING PRODUCTS — WOOD — 2.37%
Masco Corp.	2,827,851	54,973,423

		54,973,423
COATINGS/PAINT — 3.18%
Sherwin-Williams Co. (The)	402,911	73,777,033

		73,777,033
DISTRIBUTION/WHOLESALE — 3.54%
Beacon Roofing Supply Inc.[a,b]	1,002,982	38,243,704
Watsco Inc.	520,810	43,945,948

		82,189,652

Security	Shares	Value

DIVERSIFIED MANUFACTURING OPERATIONS — 2.19%
Leggett & Platt Inc.[b]	1,575,262	$50,786,447

		50,786,447
HOME FURNISHINGS — 1.41%
Ethan Allen Interiors Inc.[b]	1,116,797	32,699,816

		32,699,816
RETAIL — BUILDING PRODUCTS — 10.22%
Home Depot Inc. (The)	1,443,392	105,872,803
Lowe’s Companies Inc.	2,152,251	82,689,483
Lumber Liquidators Holdings Inc.[a,b]	591,584	48,486,225

		237,048,511
TEXTILE — HOME FURNISHINGS — 2.35%
Mohawk Industries Inc.[a]	491,365	54,482,551

		54,482,551

TOTAL COMMON STOCKS
(Cost: $1,968,646,755)		2,315,984,768

SHORT-TERM INVESTMENTS — 10.32%

MONEY MARKET FUNDS — 10.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	221,491,712	221,491,712
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	15,391,598	15,391,598
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	2,558,735	2,558,735

		239,442,045

TOTAL SHORT-TERM INVESTMENTS
(Cost: $239,442,045)		239,442,045

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 110.16%
(Cost: $2,208,088,800)	$2,555,426,813
Other Assets, Less Liabilities — (10.16)%	(235,629,102)

NET ASSETS — 100.00%	$2,319,797,711

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.95%

FINANCIAL GUARANTEE INSURANCE — 1.26%
Assured Guaranty Ltd.	49,482	$1,020,814
MBIA Inc.[a,b]	37,875	358,297

		1,379,111
INSURANCE BROKERS — 2.71%
Arthur J. Gallagher & Co.	31,696	1,345,495
Brown & Brown Inc.	30,276	938,253
eHealth Inc.[a,b]	6,012	125,892
Erie Indemnity Co. Class A	6,814	542,190

		2,951,830
LIFE/HEALTH INSURANCE — 21.18%
Aflac Inc.	106,150	5,778,806
American Equity Investment Life Holding Co.	17,505	266,776
CNO Financial Group Inc.	58,081	657,477
Lincoln National Corp.	65,980	2,243,980
National Western Life Insurance Co. Class A	667	121,807
Primerica Inc.	12,409	421,410
Principal Financial Group Inc.	66,848	2,413,213
Protective Life Corp.	20,421	777,223
Prudential Financial Inc.	104,798	6,331,895
StanCorp Financial Group Inc.	11,888	513,324
Symetra Financial Corp.	21,426	292,036
Torchmark Corp.	23,420	1,453,679
Unum Group	66,394	1,851,729

		23,123,355
MULTI — LINE INSURANCE — 45.97%
ACE Ltd.	76,104	6,783,911
Allstate Corp. (The)	108,774	5,358,207
American Financial Group Inc.	19,275	930,404
American International Group Inc.[a]	316,824	13,122,850
American National Insurance Co.	2,077	195,300
Assurant Inc.	20,284	964,301
Cincinnati Financial Corp.	36,227	1,771,863
CNA Financial Corp.	7,548	254,443
Genworth Financial Inc. Class Aa	124,206	1,245,786
Hartford Financial Services Group Inc. (The)	104,741	2,942,175
Horace Mann Educators Corp.	11,121	250,779
Kemper Corp.	14,644	466,558
Loews Corp.	73,195	3,269,621

Security	Shares	Value

MetLife Inc.	240,216	$9,366,022
Old Republic International Corp.	62,702	846,477
United Fire Group Inc.	6,251	174,778
XL Group PLC	71,632	2,230,620

		50,174,095
PROPERTY/CASUALTY INSURANCE — 26.63%
Alleghany Corp.[a]	4,169	1,641,502
Amerisafe Inc.	5,190	169,505
AmTrust Financial Services Inc.	7,449	235,835
Arch Capital Group Ltd.[a,b]	33,021	1,752,094
Chubb Corp. (The)	59,490	5,239,284
Employers Holdings Inc.	5,058	114,564
First American Financial Corp.	28,076	751,595
Hanover Insurance Group Inc. (The)	11,896	599,915
HCC Insurance Holdings Inc.	25,606	1,090,816
Hilltop Holdings Inc.[a,b]	11,336	151,789
Infinity Property and Casualty Corp.	3,305	187,526
Markel Corp.[a,b]	3,272	1,754,610
Meadowbrook Insurance Group Inc.	13,868	107,893
Mercury General Corp.	9,176	419,435
National Interstate Corp.	5,034	146,238
Navigators Group Inc. (The)[a,b]	3,023	174,971
OneBeacon Insurance Group Ltd. Class Ab	6,847	93,051
ProAssurance Corp.	16,010	784,330
Progressive Corp. (The)	131,137	3,316,455
RLI Corp.	4,674	335,827
Safety Insurance Group Inc.	3,641	180,849
Selective Insurance Group Inc.	15,196	356,042
Tower Group International Ltd.[b]	11,133	210,636
Travelers Companies Inc. (The)	84,557	7,222,013
W.R. Berkley Corp.	27,817	1,207,814
White Mountains Insurance Group Ltd.[b]	1,432	828,140

		29,072,729
REINSURANCE — 2.20%
Allied World Assurance Co. Holdings Ltd.	9,115	827,733
Argo Group International Holdings Ltd.	6,972	288,989
Axis Capital Holdings Ltd.	28,696	1,280,703

		2,397,425

TOTAL COMMON STOCKS
(Cost: $91,925,395)		109,098,545

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

April 30, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 1.89%

MONEY MARKET FUNDS — 1.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,759,866	$1,759,866
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	122,294	122,294
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	179,090	179,090

		2,061,250

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,061,250)		2,061,250

TOTAL INVESTMENTS IN SECURITIES — 101.84%
(Cost: $93,986,645)		111,159,795
Other Assets, Less Liabilities — (1.84)%		(2,001,898)

NET ASSETS — 100.00%		$109,157,897

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

DIAGNOSTIC EQUIPMENT — 1.98%
Cepheid Inc.[a,b]	174,804	$6,665,277

		6,665,277
DIAGNOSTIC KITS — 0.44%
OraSure Technologies Inc.[a,b]	331,511	1,478,539

		1,478,539
ELECTRONIC MEASURING INSTRUMENTS — 1.14%
Analogic Corp.	48,108	3,823,624

		3,823,624
ENTERPRISE SOFTWARE/SERVICES — 0.81%
Omnicell Inc.[a]	151,546	2,730,859

		2,730,859
INSTRUMENTS — SCIENTIFIC — 11.95%
Thermo Fisher Scientific Inc.	343,320	27,699,057
Waters Corp.[a]	135,999	12,566,308

		40,265,365
MEDICAL — BIOMEDICAL/GENE — 1.88%
Bio-Rad Laboratories Inc. Class Aa	52,940	6,339,565

		6,339,565
MEDICAL INSTRUMENTS — 37.81%
ArthroCare Corp.[a]	106,036	3,674,147
Boston Scientific Corp.[a]	1,966,313	14,727,684
Bruker Corp.[a]	281,230	4,997,457
Conceptus Inc.[a,b]	136,046	4,218,787
Endologix Inc.[a,b]	223,064	3,350,421
Integra LifeSciences Holdings Corp.[a,b]	82,346	2,884,580
Intuitive Surgical Inc.[a]	43,314	21,323,049
MAKO Surgical Corp.[a,b]	202,455	2,143,999
Medtronic Inc.	778,377	36,334,638
Natus Medical Inc.[a]	161,566	2,021,191
NuVasive Inc.[a,b]	175,999	3,690,699
St. Jude Medical Inc.	385,023	15,870,648
Symmetry Medical Inc.[a,b]	201,004	2,395,968
Thoratec Corp.[a]	162,676	5,888,871
Volcano Corp.[a,b]	189,129	3,837,428

		127,359,567
MEDICAL PRODUCTS — 35.84%
ABIOMED Inc.[a,b]	163,289	3,015,948
Accuray Inc.[a,b]	393,180	1,729,992
Cantel Medical Corp.	94,489	2,986,797
CareFusion Corp.[a]	364,416	12,186,071

Security	Shares	Value

Covidien PLC	433,519	$27,675,853
Hill-Rom Holdings Inc.	172,330	5,871,283
Invacare Corp.	154,186	2,073,802
NxStage Medical Inc.[a,b]	249,904	2,791,427
Sirona Dental Systems Inc.[a]	119,357	8,777,514
Stryker Corp.	322,666	21,160,436
Varian Medical Systems Inc.[a]	174,652	11,376,831
Wright Medical Group Inc.[a,b]	168,979	3,960,868
Zimmer Holdings Inc.	224,126	17,134,433

		120,741,255
MEDICAL STERILIZATION PRODUCTS — 1.95%
Steris Corp.	157,982	6,570,471

		6,570,471
PATIENT MONITORING EQUIPMENT — 2.52%
Insulet Corp.[a,b]	183,118	4,621,898
Masimo Corp.	192,159	3,854,710

		8,476,608
RESPIRATORY PRODUCTS — 3.58%
ResMed Inc.[b]	251,356	12,070,115

		12,070,115

TOTAL COMMON STOCKS
(Cost: $336,556,942)		336,521,245

SHORT-TERM INVESTMENTS — 9.71%

MONEY MARKET FUNDS — 9.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	30,257,706	30,257,706
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	2,102,627	2,102,627
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	335,238	335,238

		32,695,571

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,695,571)		32,695,571

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. MEDICAL DEVICES INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 109.61%
(Cost: $369,252,513)	$369,216,816
Other Assets, Less Liabilities — (9.61)%	(32,371,403)

NET ASSETS — 100.00%	$336,845,413

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2013

Security	Shares	Value
COMMON STOCKS — 99.99%

OIL — FIELD SERVICES — 0.43%
Targa Resources Corp.	20,951	$1,377,738

		1,377,738
OIL COMPANIES — EXPLORATION & PRODUCTION — 77.13%
Anadarko Petroleum Corp.	300,436	25,464,955
Apache Corp.	239,989	17,730,387
Approach Resources Inc.[a,b]	25,590	606,995
Berry Petroleum Co. Class A	32,332	1,549,026
Bill Barrett Corp.[a,b]	36,474	724,374
Bonanza Creek Energy Inc.[a,b]	17,679	607,274
Cabot Oil & Gas Corp.	135,234	9,202,674
Carrizo Oil & Gas Inc.[a,b]	27,798	673,268
Chesapeake Energy Corp.	339,093	6,625,877
Cimarex Energy Co.	58,422	4,275,322
Cobalt International Energy Inc.[a]	121,244	3,387,557
Comstock Resources Inc.[a,b]	34,568	541,335
Concho Resources Inc.[a]	68,644	5,912,308
Contango Oil & Gas Co.	10,020	376,952
Continental Resources Inc.[a]	39,065	3,122,075
Denbury Resources Inc.[a]	250,268	4,477,295
Devon Energy Corp.	236,194	13,004,842
Energen Corp.	50,536	2,396,417
EOG Resources Inc.	164,888	19,977,830
EPL Oil & Gas Inc.[a]	26,294	859,025
EQT Corp.	98,585	7,405,705
EXCO Resources Inc.	109,221	792,944
Forest Oil Corp.[a,b]	91,993	385,451
Gulfport Energy Corp.[a]	48,049	2,507,677
Halcon Resources Corp.[a,b]	81,851	535,306
Kodiak Oil & Gas Corp.[a]	187,532	1,468,376
Magnum Hunter Resources Corp.[a,b]	124,103	337,560
McMoRan Exploration Co.[a]	73,484	1,216,160
Newfield Exploration Co.[a]	94,740	2,064,385
Noble Energy Inc.	112,612	12,757,813
Northern Oil and Gas Inc.[a,b]	44,950	579,406
Oasis Petroleum Inc.[a,b]	50,156	1,716,840
Occidental Petroleum Corp.	467,905	41,765,200
PDC Energy Inc.[a,b]	22,171	960,004
Pioneer Natural Resources Co.	83,917	10,257,175
Plains Exploration & Production Co.[a]	87,107	3,937,236
QEP Resources Inc.	121,192	3,479,422
Range Resources Corp.	105,003	7,719,821

Security	Shares	Value
Resolute Energy Corp.[a,b]	31,558	$290,965
Rex Energy Corp.[a,b]	32,079	515,510
Rosetta Resources Inc.[a]	42,367	1,817,968
SandRidge Energy Inc.[a,b]	250,937	1,289,816
SM Energy Co.	45,845	2,796,545
Southwestern Energy Co.[a]	226,077	8,459,801
Stone Energy Corp.[a]	36,865	727,346
Swift Energy Co.[a]	33,328	431,264
Ultra Petroleum Corp.[a,b]	108,135	2,314,089
W&T Offshore Inc.	27,370	319,682
Whiting Petroleum Corp.[a]	79,468	3,536,326
WPX Energy Inc.[a]	140,434	2,194,983

		246,096,564
OIL COMPANIES — INTEGRATED — 7.13%
Phillips 66	373,288	22,751,903

		22,751,903
OIL REFINING & MARKETING — 15.30%
Cheniere Energy Inc.[a]	152,425	4,341,064
CVR Energy Inc.	11,213	552,464
Delek US Holdings Inc.	27,462	991,104
HollyFrontier Corp.	132,068	6,530,763
Marathon Petroleum Corp.	203,182	15,921,341
PBF Energy Inc.	17,940	546,273
Tesoro Corp.	91,205	4,870,347
Valero Energy Corp.	341,613	13,773,836
Western Refining Inc.	41,148	1,271,885

		48,799,077

TOTAL COMMON STOCKS
(Cost: $352,525,090)		319,025,282

SHORT-TERM INVESTMENTS — 2.85%

MONEY MARKET FUNDS — 2.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	8,231,425	8,231,425
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	572,007	572,007
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	310,684	310,684

		9,114,116

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,114,116)		9,114,116

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND

April 30, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 102.84%
(Cost: $361,639,206)	$328,139,398
Other Assets, Less Liabilities — (2.84)%	(9,077,002)

NET ASSETS — 100.00%	$319,062,396

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2013

Security	Shares	Value
COMMON STOCKS — 99.91%

ENGINEERING/RESEARCH AND DEVELOPMENT SERVICES — 1.14%
McDermott International Inc.[a,b]	392,065	$4,187,254

		4,187,254
MACHINERY — GENERAL INDUSTRIAL — 1.16%
Chart Industries Inc.[a,b]	50,263	4,262,805

		4,262,805
OIL & GAS DRILLING — 23.37%
Atwood Oceanics Inc.[a]	92,699	4,546,886
Diamond Offshore Drilling Inc.	100,300	6,930,730
Ensco PLC Class A	259,966	14,994,839
Helmerich & Payne Inc.	139,293	8,165,356
Hercules Offshore Inc.[a,b]	320,281	2,360,471
Nabors Industries Ltd.	417,542	6,175,446
Noble Corp.	312,487	11,718,262
Parker Drilling Co.[a,b]	279,847	1,152,969
Patterson-UTI Energy Inc.	226,374	4,774,228
Rowan Companies PLC[a]	183,045	5,954,454
Transocean Ltd.[a]	369,590	19,022,797

		85,796,438
OIL — FIELD SERVICES — 49.25%
Baker Hughes Inc.	449,718	20,412,700
Basic Energy Services Inc.[a,b]	69,675	956,638
C&J Energy Services Inc.[a,b]	91,712	1,814,980
CARBO Ceramics Inc.[b]	35,366	2,498,608
Exterran Holdings Inc.a,[b]	117,651	3,108,339
Halliburton Co.	805,164	34,436,864
Helix Energy Solutions Group Inc.[a]	167,362	3,856,021
Hornbeck Offshore Services Inc.[a,b]	61,170	2,747,756
Key Energy Services Inc.[a,b]	296,544	1,761,471
Matrix Service Co.[a]	65,230	980,407
Newpark Resources Inc.[a,b]	188,803	1,982,432
Oceaneering International Inc.	142,121	9,972,631
Oil States International Inc.[a]	81,041	7,241,824
Pioneer Energy Services Corp.[a,b]	148,967	1,050,217
RPC Inc.[b]	133,646	1,769,473
Schlumberger Ltd.	839,448	62,480,115
SEACOR Holdings Inc.	36,370	2,622,641
Superior Energy Services Inc.[a]	235,443	6,495,872
Tesco Corp.[a,b]	79,373	968,351
TETRA Technologies Inc.[a,b]	174,670	1,594,737
Weatherford International Ltd.[a]	943,523	12,067,659

		180,819,736

Security	Shares	Value
OIL COMPANIES — EXPLORATION & PRODUCTION — 0.88%
Unit Corp.[a]	76,828	$3,229,081

		3,229,081
OIL FIELD MACHINERY & EQUIPMENT — 19.91%
Cameron International Corp.[a]	265,712	16,354,574
Dresser-Rand Group Inc.[a]	111,729	6,213,250
Dril-Quip Inc.[a,b]	58,288	4,879,288
FMC Technologies Inc.[a]	271,950	14,766,885
Lufkin Industries Inc.	57,588	5,084,445
National Oilwell Varco Inc.	395,647	25,804,097

		73,102,539
SEISMIC DATA COLLECTION — 1.01%
Geospace Technologies Corp.[a,b]	24,574	2,073,308
ION Geophysical Corp.[a,b]	259,560	1,619,655

		3,692,963
TRANSPORTATION — MARINE — 1.79%
GulfMark Offshore Inc. Class A	52,174	2,171,482
Tidewater Inc.	84,095	4,410,783

		6,582,265
TRANSPORTATION — SERVICES — 1.40%
Bristow Group Inc.	62,614	3,957,205
ERA Group Inc.[a]	50,810	1,161,008

		5,118,213

TOTAL COMMON STOCKS
(Cost: $397,806,551)		366,791,294

SHORT-TERM INVESTMENTS — 6.67%

MONEY MARKET FUNDS — 6.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	22,492,694	22,492,694
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	1,563,031	1,563,031
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	441,287	441,287

		24,497,012

TOTAL SHORT-TERM INVESTMENTS
(Cost: $24,497,012)		24,497,012

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND

April 30, 2013

Value
TOTAL INVESTMENTS IN SECURITIES — 106.58%
(Cost: $422,303,563)	$391,288,306
Other Assets, Less Liabilities — (6.58)%	(24,167,596)

NET ASSETS — 100.00%	$367,120,710

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. PHARMACEUTICALS INDEX FUND

April 30, 2013

Security	Shares	Value
COMMON STOCKS — 99.87%

CONSUMER PRODUCTS — MISCELLANEOUS — 1.44%
Prestige Brands Holdings Inc.[a]	248,024	$6,684,247

		6,684,247
MEDICAL — BIOMEDICAL/GENE — 5.03%
Affymax Inc.[a,b]	745,257	670,806
AMAG Pharmaceuticals Inc.[a,b]	200,599	4,423,208
ARIAD Pharmaceuticals Inc.[a,b]	457,233	8,170,754
Medicines Co. (The)[a,b]	216,886	7,322,071
Spectrum Pharmaceuticals Inc.[b]	382,290	2,832,769

		23,419,608
MEDICAL — DRUGS — 74.12%
Abbott Laboratories	739,610	27,306,401
Akorn Inc.[a,b]	385,454	5,801,083
Alkermes PLC[a]	402,916	12,333,259
Allergan Inc.	193,799	22,005,876
Auxilium Pharmaceuticals Inc.[a,b]	291,677	4,354,738
Bristol-Myers Squibb Co.	716,776	28,470,343
Eli Lilly and Co.	464,425	25,719,857
Endo Health Solutions Inc.[a]	300,597	11,013,874
Forest Laboratories Inc.[a]	354,828	13,274,116
Infinity Pharmaceuticals Inc.[a,b]	175,247	7,551,393
Ironwood Pharmaceuticals Inc. Class Aa,b	380,988	5,794,827
Jazz Pharmaceuticals PLC[a]	147,524	8,608,025
Johnson & Johnson	551,270	46,984,742
Merck & Co. Inc.	811,114	38,122,358
Optimer Pharmaceuticals Inc.[a,b]	348,357	5,378,632
Pfizer Inc.	1,472,802	42,814,354
Rigel Pharmaceuticals Inc.[a]	623,894	2,988,452
Salix Pharmaceuticals Ltd.[a]	164,760	8,615,300
Santarus Inc.[a,b]	319,087	5,861,628
ViroPharma Inc.[a,b]	266,384	7,258,964
VIVUS Inc.[a,b]	509,085	6,765,740
Zoetis Inc.	249,893	8,251,467

		345,275,429
MEDICAL — GENERIC DRUGS — 11.38%
Actavis Inc.[a]	169,134	17,882,538
Impax Laboratories Inc.[a]	347,973	6,089,528
Mylan Inc.[a]	495,717	14,430,322
Perrigo Co.	122,513	14,629,277

		53,031,665
MEDICAL PRODUCTS — 2.56%
Hospira Inc.[a,b]	360,520	11,940,422

		11,940,422

Security	Shares	Value
THERAPEUTICS — 5.34%
Questcor Pharmaceuticals Inc.[b]	229,340	$7,049,912
Theravance Inc.[a,b]	277,235	9,356,681
Warner Chilcott PLC Class A	587,432	8,447,272

		24,853,865

TOTAL COMMON STOCKS
(Cost: $400,552,905)		465,205,236

SHORT-TERM INVESTMENTS — 14.07%

MONEY MARKET FUNDS — 14.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	60,931,666	60,931,666
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	4,234,180	4,234,180
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	371,486	371,486

		65,537,332

TOTAL SHORT-TERM INVESTMENTS
(Cost: $65,537,332)		65,537,332

TOTAL INVESTMENTS IN SECURITIES — 113.94%
(Cost: $466,090,237)		530,742,568
Other Assets, Less Liabilities — (13.94)%		(64,920,997)

NET ASSETS — 100.00%		$465,821,571

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

COMMERCIAL BANKS — CENTRAL U.S. — 9.34%
Associated Banc-Corp	194,093	$2,769,707
BOK Financial Corp.	30,787	1,923,880
Commerce Bancshares Inc.	89,048	3,571,715
Cullen/Frost Bankers Inc.	71,332	4,309,166
First Financial Bankshares Inc.[a]	34,560	1,707,610
FirstMerit Corp.	190,194	3,258,023
International Bancshares Corp.	62,876	1,219,794
MB Financial Inc.	64,192	1,589,394
Old National Bancorp	116,899	1,423,830
Park National Corp.[a]	15,103	1,032,743
PrivateBancorp Inc.	69,997	1,342,543
Prosperity Bancshares Inc.	51,785	2,379,003
TCF Financial Corp.	188,294	2,739,678
UMB Financial Corp.	37,433	1,884,377
Wintrust Financial Corp.	42,736	1,532,513

		32,683,976
COMMERCIAL BANKS — EASTERN U.S. — 9.36%
CapitalSource Inc.	244,270	2,186,216
F.N.B. Corp.	168,606	1,920,422
Fulton Financial Corp.	229,237	2,535,361
M&T Bank Corp.	141,269	14,155,154
National Penn Bancshares Inc.	136,191	1,333,310
Signature Bank[a,b]	53,560	3,835,432
Susquehanna Bancshares Inc.	217,343	2,536,393
Valley National Bancorp[a]	229,953	2,067,277
Webster Financial Corp.	92,148	2,153,499

		32,723,064
COMMERCIAL BANKS — SOUTHERN U.S. — 15.92%
BancorpSouth Inc.[a]	96,128	1,538,048
BB&T Corp.	808,069	24,864,283
First Horizon National Corp.	283,098	2,944,219
Hancock Holding Co.	98,716	2,691,985
IBERIABANK Corp.	34,084	1,554,912
Popular Inc.[b]	119,200	3,396,008
Regions Financial Corp.	1,632,842	13,862,829
Synovus Financial Corp.	904,123	2,432,091
Trustmark Corp.	77,484	1,902,232
United Bankshares Inc.	19,713	498,936

		55,685,543
COMMERCIAL BANKS — WESTERN U.S. — 8.23%
Bank of Hawaii Corp.	52,249	2,491,755
Cathay General Bancorp	85,728	1,689,699

Security	Shares	Value

City National Corp.	54,768	$3,134,373
East West Bancorp Inc.	162,611	3,956,326
First Republic Bank	79,224	3,008,927
Glacier Bancorp Inc.	84,291	1,555,169
PacWest Bancorp	37,931	1,051,827
SVB Financial Group[a,b]	51,705	3,676,742
Umpqua Holdings Corp.	131,058	1,572,696
Westamerica Bancorp	31,873	1,382,969
Zions Bancorp	213,450	5,255,139

		28,775,622
SAVINGS & LOANS/THRIFTS — CENTRAL U.S. — 0.84%
Capitol Federal Financial Inc.	163,392	1,934,561
TFS Financial Corp.[a,b]	92,836	1,009,128

		2,943,689
SAVINGS & LOANS/THRIFTS — EASTERN U.S. — 5.86%
First Niagara Financial Group Inc.	407,350	3,873,898
Hudson City Bancorp Inc.	551,202	4,580,489
New York Community Bancorp Inc.	508,722	6,893,183
People’s United Financial Inc.	392,456	5,164,721

		20,512,291
SAVINGS & LOANS/THRIFTS — WESTERN U.S. — 0.60%
Washington Federal Inc.	122,780	2,108,133

		2,108,133
SUPER — REGIONAL BANKS — U.S. — 49.70%
Comerica Inc.	216,818	7,859,653
Fifth Third Bancorp	1,011,112	17,219,237
Huntington Bancshares Inc.	972,742	6,974,560
KeyCorp	1,067,294	10,640,921
PNC Financial Services Group Inc. (The)[c]	609,939	41,402,659
SunTrust Banks Inc.	622,525	18,208,856
U.S. Bancorp	2,150,259	71,560,620

		173,866,506

TOTAL COMMON STOCKS
(Cost: $351,299,425)		349,298,824

SHORT-TERM INVESTMENTS — 1.41%

MONEY MARKET FUNDS — 1.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	4,418,379	4,418,379
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	307,036	307,036

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

April 30, 2013

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	211,731	$211,731

		4,937,146

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,937,146)		4,937,146

TOTAL INVESTMENTS IN SECURITIES — 101.26%
(Cost: $356,236,571)		354,235,970
Other Assets, Less Liabilities — (1.26)%		(4,411,494)

NET ASSETS — 100.00%		$349,824,476

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$84,220,581	$95,813,926	$253,748,024
Affiliated (Note 2)	3,470,148	4,349,026	15,009,298

Total cost of investments	$87,690,729	$100,162,952	$268,757,322

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$83,240,132	$92,437,103	$275,050,368
Affiliated (Note 2)	3,470,148	4,349,026	15,009,298

Total fair value of investments	86,710,280	96,786,129	290,059,666
Receivables:
Dividends and interest	88,812	32,890	2,561
Capital shares sold	—	1,958	—

Total Assets	86,799,092	96,820,977	290,062,227

LIABILITIES
Payables:
Investment securities purchased	109,464	—	—
Collateral for securities on loan (Note 5)	3,342,662	4,268,446	14,735,578
Investment advisory fees (Note 2)	30,512	34,301	99,674

Total Liabilities	3,482,638	4,302,747	14,835,252

NET ASSETS	$83,316,454	$92,518,230	$275,226,975

Net assets consist of:
Paid-in capital	$123,697,761	$170,339,618	$265,885,311
Undistributed net investment income	55,558	—	20,752
Accumulated net realized loss	(39,456,416)	(74,444,565)	(11,981,432)
Net unrealized appreciation (depreciation)	(980,449)	(3,376,823)	21,302,344

NET ASSETS	$83,316,454	$92,518,230	$275,226,975

Shares outstanding[b]	1,100,000	3,350,000	3,500,000

Net asset value per share	$75.74	$27.62	$78.64

[a]	Securities on loan with values of $3,276,388, $4,192,762 and $14,336,987, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$1,914,336,737	$91,925,395	$336,556,942
Affiliated (Note 2)	293,752,063	2,061,250	32,695,571

Total cost of investments	$2,208,088,800	$93,986,645	$369,252,513

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,259,267,078	$109,098,545	$336,521,245
Affiliated (Note 2)	296,159,735	2,061,250	32,695,571

Total fair value of investments	2,555,426,813	111,159,795	369,216,816
Receivables:
Investment securities sold	—	439,951	—
Dividends and interest	1,013,283	23,437	121,300
Capital shares sold	2,323,489	—	—

Total Assets	2,558,763,585	111,623,183	369,338,116

LIABILITIES
Payables:
Investment securities purchased	—	543,378	—
Collateral for securities on loan (Note 5)	236,883,310	1,882,160	32,360,333
Capital shares redeemed	1,231,288	—	3,452
Investment advisory fees (Note 2)	851,276	39,748	128,918

Total Liabilities	238,965,874	2,465,286	32,492,703

NET ASSETS	$2,319,797,711	$109,157,897	$336,845,413

Net assets consist of:
Paid-in capital	$2,181,081,892	$112,183,067	$378,687,516
Undistributed net investment income	359,108	38,518	248,262
Accumulated net realized loss	(208,981,302)	(20,236,838)	(42,054,668)
Net unrealized appreciation (depreciation)	347,338,013	17,173,150	(35,697)

NET ASSETS	$2,319,797,711	$109,157,897	$336,845,413

Shares outstanding[b]	95,650,000	2,800,000	4,450,000

Net asset value per share	$24.25	$38.98	$75.70

[a]	Securities on loan with values of $227,821,596, $1,880,459 and $31,762,218, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$352,525,090	$397,806,551	$400,552,905
Affiliated (Note 2)	9,114,116	24,497,012	65,537,332

Total cost of investments	$361,639,206	$422,303,563	$466,090,237

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$319,025,282	$366,791,294	$465,205,236
Affiliated (Note 2)	9,114,116	24,497,012	65,537,332

Total fair value of investments	328,139,398	391,288,306	530,742,568
Cash	—	—	16,471
Receivables:
Dividends and interest	78,973	14,433	380,256
Capital shares sold	—	7,821	6,343

Total Assets	328,218,371	391,310,560	531,145,638

LIABILITIES
Payables:
Investment securities purchased	218,300	—	—
Collateral for securities on loan (Note 5)	8,803,432	24,055,725	65,165,846
Capital shares redeemed	13,113	—	—
Investment advisory fees (Note 2)	121,130	134,125	158,221

Total Liabilities	9,155,975	24,189,850	65,324,067

NET ASSETS	$319,062,396	$367,120,710	$465,821,571

Net assets consist of:
Paid-in capital	$380,624,474	$503,188,674	$410,318,750
Undistributed net investment income	—	—	252,717
Accumulated net realized loss	(28,062,270)	(105,052,707)	(9,402,227)
Net unrealized appreciation (depreciation)	(33,499,808)	(31,015,257)	64,652,331

NET ASSETS	$319,062,396	$367,120,710	$465,821,571

Shares outstanding[b]	4,500,000	6,500,000	4,700,000

Net asset value per share	$70.90	$56.48	$99.11

[a]	Securities on loan with values of $8,473,676, $23,744,390 and $63,621,775, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

iShares Dow Jones U.S. Regional Banks Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$312,146,275
Affiliated (Note 2)	44,090,296

Total cost of investments	$356,236,571

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$307,896,165
Affiliated (Note 2)	46,339,805

Total fair value of investments	354,235,970
Receivables:
Dividends and interest	370,938
Capital shares sold	63,632

Total Assets	354,670,540

LIABILITIES
Payables:
Collateral for securities on loan (Note 5)	4,725,415
Investment advisory fees (Note 2)	120,649

Total Liabilities	4,846,064

NET ASSETS	$349,824,476

Net assets consist of:
Paid-in capital	$400,851,340
Undistributed net investment income	774,057
Accumulated net realized loss	(49,800,320)
Net unrealized depreciation	(2,000,601)

NET ASSETS	$349,824,476

Shares outstanding[b]	13,050,000

Net asset value per share	$26.81

[a]	Securities on loan with a value of $4,639,092. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Aerospace & Defense Index Fund	iShares Dow Jones U.S. Broker-Dealers Index Fund	iShares Dow Jones U.S. Healthcare Providers Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,060,726	$1,321,475	$2,771,073
Interest — affiliated (Note 2)	92	54	153
Securities lending income — affiliated (Note 2)	152,191	11,607	48,496

Total investment income	2,213,009	1,333,136	2,819,722

EXPENSES
Investment advisory fees (Note 2)	404,399	250,311	1,096,383

Total expenses	404,399	250,311	1,096,383

Net investment income	1,808,610	1,082,825	1,723,339

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,113,468)	(7,545,281)	(1,940,791)
In-kind redemptions — unaffiliated	31,868	1,513,098	6,721,608

Net realized gain (loss)	(2,081,600)	(6,032,183)	4,780,817

Net change in unrealized appreciation/depreciation	11,011,228	13,963,932	41,518,892

Net realized and unrealized gain	8,929,628	7,931,749	46,299,709

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,738,238	$9,014,574	$48,023,048

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Home Construction Index Fund	iShares Dow Jones U.S. Insurance Index Fund	iShares Dow Jones U.S. Medical Devices Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$14,171,456	$1,825,783	$2,824,372
Interest — affiliated (Note 2)	1,124	69	193
Securities lending income — affiliated (Note 2)	1,112,629	4,519	102,940

Total investment income	15,285,209	1,830,371	2,927,505

EXPENSES
Investment advisory fees (Note 2)	6,795,010	370,008	1,403,987

Total expenses	6,795,010	370,008	1,403,987

Net investment income	8,490,199	1,460,363	1,523,518

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,208,563)	(2,346,588)	(5,426,232)
Investments — affiliated (Note 2)	(730,877)	—	—
In-kind redemptions — unaffiliated	280,387,590	2,494,656	24,211,067
In-kind redemptions — affiliated (Note 2)	6,748,803	—	—

Net realized gain	278,196,953	148,068	18,784,835

Net change in unrealized appreciation/depreciation	314,508,485	18,160,950	13,633,128

Net realized and unrealized gain	592,705,438	18,309,018	32,417,963

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$601,195,637	$19,769,381	$33,941,481

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	iShares Dow Jones U.S. Oil Equipment & Services Index Fund	iShares Dow Jones U.S. Pharmaceuticals Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$4,083,034	$3,510,021	$8,546,368
Interest — affiliated (Note 2)	224	280	349
Securities lending income — affiliated (Note 2)	137,570	402,531	660,661

Total investment income	4,220,828	3,912,832	9,207,378

EXPENSES
Investment advisory fees (Note 2)	1,457,964	1,675,579	1,830,262

Total expenses	1,457,964	1,675,579	1,830,262

Net investment income	2,762,864	2,237,253	7,377,116

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,558,721)	(16,187,549)	(6,418,326)
In-kind redemptions — unaffiliated	16,226,170	1,340,150	43,563,196

Net realized gain (loss)	(2,332,551)	(14,847,399)	37,144,870

Net change in unrealized appreciation/depreciation	24,202,555	22,780,150	24,691,897

Net realized and unrealized gain	21,870,004	7,932,751	61,836,767

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,632,868	$10,170,004	$69,213,883

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

iShares Dow Jones U.S. Regional Banks Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$4,134,543
Dividends — affiliated (Note 2)	586,726
Interest — affiliated (Note 2)	160
Securities lending income — affiliated (Note 2)	21,030

Total investment income	4,742,459

EXPENSES
Investment advisory fees (Note 2)	856,905

Total expenses	856,905

Net investment income	3,885,554

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,095,643)
Investments — affiliated (Note 2)	(111,850)
In-kind redemptions — unaffiliated	1,337,014
In-kind redemptions — affiliated (Note 2)	(42,357)

Net realized loss	(4,912,836)

Net change in unrealized appreciation/depreciation	21,377,981

Net realized and unrealized gain	16,465,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,350,699

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. Aerospace & Defense Index Fund		iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,808,610	$1,309,261	$1,082,825	$614,111
Net realized loss	(2,081,600)	(6,661,205)	(6,032,183)	(12,989,953)
Net change in unrealized appreciation/depreciation	11,011,228	(1,190,592)	13,963,932	(6,548,146)

Net increase (decrease) in net assets resulting from operations	10,738,238	(6,542,536)	9,014,574	(18,923,988)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,810,195)	(1,314,069)	(1,082,825)	(614,111)
Return of capital	—	—	(310,733)	(204,552)

Total distributions to shareholders	(1,810,195)	(1,314,069)	(1,393,558)	(818,663)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	72,318,242	62,181,314	102,244,053
Cost of shares redeemed	(32,685,145)	(103,216,319)	(31,504,399)	(156,873,720)

Net increase (decrease) in net assets from capital share transactions	(32,685,145)	(30,898,077)	30,676,915	(54,629,667)

INCREASE (DECREASE) IN NET ASSETS	(23,757,102)	(38,754,682)	38,297,931	(74,372,318)

NET ASSETS
Beginning of year	107,073,556	145,828,238	54,220,299	128,592,617

End of year	$83,316,454	$107,073,556	$92,518,230	$54,220,299

Undistributed net investment income included in net assets at end of year	$55,558	$57,143	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	—	1,100,000	2,350,000	4,500,000
Shares redeemed	(500,000)	(1,750,000)	(1,300,000)	(6,500,000)

Net increase (decrease) in shares outstanding	(500,000)	(650,000)	1,050,000	(2,000,000)

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Healthcare Providers Index Fund		iShares Dow Jones U.S. Home Construction Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,723,339	$834,324	$8,490,199	$3,080,926
Net realized gain (loss)	4,780,817	8,624,854	278,196,953	(15,168,452)
Net change in unrealized appreciation/depreciation	41,518,892	(30,972,468)	314,508,485	44,066,200

Net increase (decrease) in net assets resulting from operations	48,023,048	(21,513,290)	601,195,637	31,978,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,745,271)	(791,640)	(8,445,311)	(2,924,895)

Total distributions to shareholders	(1,745,271)	(791,640)	(8,445,311)	(2,924,895)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	82,357,818	376,194,010	2,174,417,827	684,428,875
Cost of shares redeemed	(138,701,453)	(329,413,210)	(1,127,335,623)	(535,084,012)

Net increase (decrease) in net assets from capital share transactions	(56,343,635)	46,780,800	1,047,082,204	149,344,863

INCREASE (DECREASE) IN NET ASSETS	(10,065,858)	24,475,870	1,639,832,530	178,398,642

NET ASSETS
Beginning of year	285,292,833	260,816,963	679,965,181	501,566,539

End of year	$275,226,975	$285,292,833	$2,319,797,711	$679,965,181

Undistributed net investment income included in net assets at end of year	$20,752	$42,684	$359,108	$314,220

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	5,900,000	108,150,000	51,750,000
Shares redeemed	(2,150,000)	(5,450,000)	(56,450,000)	(44,900,000)

Net increase (decrease) in shares outstanding	(950,000)	450,000	51,700,000	6,850,000

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Insurance Index Fund		iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,460,363	$1,153,361	$1,523,518	$1,091,080
Net realized gain	148,068	55,835	18,784,835	29,574,274
Net change in unrealized appreciation/depreciation	18,160,950	(3,588,223)	13,633,128	(52,293,043)

Net increase (decrease) in net assets resulting from operations	19,769,381	(2,379,027)	33,941,481	(21,627,689)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,463,112)	(1,112,094)	(1,705,608)	(1,072,511)

Total distributions to shareholders	(1,463,112)	(1,112,094)	(1,705,608)	(1,072,511)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	33,556,847	26,743,376	237,059,440	97,352,352
Cost of shares redeemed	(13,142,728)	(38,334,759)	(264,736,849)	(236,324,535)

Net increase (decrease) in net assets from capital share transactions	20,414,119	(11,591,383)	(27,677,409)	(138,972,183)

INCREASE (DECREASE) IN NET ASSETS	38,720,388	(15,082,504)	4,558,464	(161,672,383)

NET ASSETS
Beginning of year	70,437,509	85,520,013	332,286,949	493,959,332

End of year	$109,157,897	$70,437,509	$336,845,413	$332,286,949

Undistributed net investment income included in net assets at end of year	$38,518	$41,267	$248,262	$430,352

SHARES ISSUED AND REDEEMED
Shares sold	1,000,000	950,000	3,400,000	1,500,000
Shares redeemed	(400,000)	(1,300,000)	(3,900,000)	(3,750,000)

Net increase (decrease) in shares outstanding	600,000	(350,000)	(500,000)	(2,250,000)

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund		iShares Dow Jones U.S. Oil Equipment & Services Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,762,864	$1,937,928	$2,237,253	$1,736,826
Net realized gain (loss)	(2,332,551)	7,294,177	(14,847,399)	57,898,889
Net change in unrealized appreciation/depreciation	24,202,555	(88,496,239)	22,780,150	(216,534,354)

Net increase (decrease) in net assets resulting from operations	24,632,868	(79,264,134)	10,170,004	(156,898,639)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,783,974)	(1,959,798)	(2,401,646)	(1,753,125)

Total distributions to shareholders	(2,783,974)	(1,959,798)	(2,401,646)	(1,753,125)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	275,362,919	442,507,567	124,115,958	254,658,926
Cost of shares redeemed	(355,863,662)	(574,185,906)	(217,374,619)	(357,247,146)

Net decrease in net assets from capital share transactions	(80,500,743)	(131,678,339)	(93,258,661)	(102,588,220)

DECREASE IN NET ASSETS	(58,651,849)	(212,902,271)	(85,490,303)	(261,239,984)

NET ASSETS
Beginning of year	377,714,245	590,616,516	452,611,013	713,850,997

End of year	$319,062,396	$377,714,245	$367,120,710	$452,611,013

SHARES ISSUED AND REDEEMED
Shares sold	4,300,000	6,900,000	2,300,000	4,400,000
Shares redeemed	(5,650,000)	(8,950,000)	(4,250,000)	(6,600,000)

Net decrease in shares outstanding	(1,350,000)	(2,050,000)	(1,950,000)	(2,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Dow Jones U.S. Pharmaceuticals Index Fund		iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,377,116	$3,851,576	$3,885,554	$2,133,363
Net realized gain (loss)	37,144,870	41,041,040	(4,912,836)	(9,821,967)
Net change in unrealized appreciation/depreciation	24,691,897	14,036,937	21,377,981	8,232,943

Net increase in net assets resulting from operations	69,213,883	58,929,553	20,350,699	544,339

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,424,458)	(3,700,879)	(3,492,063)	(2,057,290)

Total distributions to shareholders	(7,424,458)	(3,700,879)	(3,492,063)	(2,057,290)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	213,947,652	271,178,665	225,804,253	44,468,289
Cost of shares redeemed	(183,446,666)	(147,163,973)	(36,779,167)	(43,834,084)

Net increase in net assets from capital share transactions	30,500,986	124,014,692	189,025,086	634,205

INCREASE (DECREASE) IN NET ASSETS	92,290,411	179,243,366	205,883,722	(878,746)

NET ASSETS
Beginning of year	373,531,160	194,287,794	143,940,754	144,819,500

End of year	$465,821,571	$373,531,160	$349,824,476	$143,940,754

Undistributed net investment income included in net assets at end of year	$252,717	$300,059	$774,057	$380,566

SHARES ISSUED AND REDEEMED
Shares sold	2,350,000	3,700,000	8,800,000	1,900,000
Shares redeemed	(2,100,000)	(1,950,000)	(1,550,000)	(2,050,000)

Net increase (decrease) in shares outstanding	250,000	1,750,000	7,250,000	(150,000)

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Aerospace & Defense Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$66.92	$64.81	$58.96	$39.44	$63.73

Income from investment operations:
Net investment income[a]	1.38	0.68	0.54	0.61	0.49
Net realized and unrealized gain (loss)[b]	8.89	2.14	5.90	19.54	(24.29)

Total from investment operations	10.27	2.82	6.44	20.15	(23.80)

Less distributions from:
Net investment income	(1.45)	(0.71)	(0.59)	(0.63)	(0.49)

Total distributions	(1.45)	(0.71)	(0.59)	(0.63)	(0.49)

Net asset value, end of year	$75.74	$66.92	$64.81	$58.96	$39.44

Total return	15.63%	4.45%	11.08%	51.46%	(37.39)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$83,316	$107,074	$145,828	$238,795	$132,140
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	2.07%	1.09%	0.97%	1.24%	1.02%
Portfolio turnover rate[c]	26%	16%	10%	14%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Broker-Dealers Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$23.57	$29.91	$29.32	$22.84	$41.20

Income from investment operations:
Net investment income[a]	0.48	0.23	0.40	0.13	0.43
Net realized and unrealized gain (loss)[b]	4.25	(6.26)	0.66	6.51	(18.32)

Total from investment operations	4.73	(6.03)	1.06	6.64	(17.89)

Less distributions from:
Net investment income	(0.53)	(0.23)	(0.43)	(0.16)	(0.47)
Return of capital	(0.15)	(0.08)	(0.04)	(0.00)[c]	—

Total distributions	(0.68)	(0.31)	(0.47)	(0.16)	(0.47)

Net asset value, end of year	$27.62	$23.57	$29.91	$29.32	$22.84

Total return	20.66%	(20.14)%	3.71%	29.11%	(43.42)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$92,518	$54,220	$128,593	$108,477	$138,160
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.47%
Ratio of net investment income to average net assets	1.99%	0.96%	1.43%	0.50%	1.55%
Portfolio turnover rate[d]	39%	20%	32%	24%	59%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Healthcare Providers Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$64.11	$65.20	$50.10	$34.83	$49.64

Income from investment operations:
Net investment income (loss)[a]	0.50	0.20	0.01	(0.13)	(0.13)
Net realized and unrealized gain (loss)[b]	14.56	(1.08)	15.19	15.40	(14.68)

Total from investment operations	15.06	(0.88)	15.20	15.27	(14.81)

Less distributions from:
Net investment income	(0.53)	(0.21)	(0.10)	—	—

Total distributions	(0.53)	(0.21)	(0.10)	—	—

Net asset value, end of year	$78.64	$64.11	$65.20	$50.10	$34.83

Total return	23.60%	(1.35)%	30.41%	43.84%	(29.84)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$275,227	$285,293	$260,817	$197,911	$74,884
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets	0.73%	0.33%	0.03%	(0.28)%	(0.31)%
Portfolio turnover rate[c]	18%	23%	13%	19%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Home Construction Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$15.47	$13.52	$15.20	$11.15	$20.20

Income from investment operations:
Net investment income[a]	0.12	0.09	0.09	0.08	0.19
Net realized and unrealized gain (loss)[b]	8.78	1.95	(1.69)	4.06	(8.99)

Total from investment operations	8.90	2.04	(1.60)	4.14	(8.80)

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.08)	(0.09)	(0.25)

Total distributions	(0.12)	(0.09)	(0.08)	(0.09)	(0.25)

Net asset value, end of year	$24.25	$15.47	$13.52	$15.20	$11.15

Total return	57.69%	15.34%	(10.49)%	37.44%	(43.65)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,319,798	$679,965	$501,567	$344,340	$198,456
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.57%	0.74%	0.69%	0.67%	1.44%
Portfolio turnover rate[c]	17%	10%	22%	35%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Insurance Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$32.02	$33.54	$30.51	$19.55	$44.05

Income from investment operations:
Net investment income[a]	0.61	0.52	0.51	0.39	0.55
Net realized and unrealized gain (loss)[b]	6.96	(1.52)	3.09	10.99	(24.50)

Total from investment operations	7.57	(1.00)	3.60	11.38	(23.95)

Less distributions from:
Net investment income	(0.61)	(0.52)	(0.57)	(0.42)	(0.55)

Total distributions	(0.61)	(0.52)	(0.57)	(0.42)	(0.55)

Net asset value, end of year	$38.98	$32.02	$33.54	$30.51	$19.55

Total return	23.96%	(2.78)%	11.98%	58.58%	(54.66)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$109,158	$70,438	$85,520	$85,418	$28,350
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.82%	1.77%	1.68%	1.50%	2.06%
Portfolio turnover rate[c]	18%	11%	15%	9%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Medical Devices Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$67.13	$68.61	$59.90	$39.80	$56.58

Income from investment operations:
Net investment income[a]	0.34	0.18	0.09	0.11	0.03
Net realized and unrealized gain (loss)[b]	8.63	(1.48)	8.66	20.08	(16.77)

Total from investment operations	8.97	(1.30)	8.75	20.19	(16.74)

Less distributions from:
Net investment income	(0.40)	(0.18)	(0.04)	(0.09)	(0.04)

Total distributions	(0.40)	(0.18)	(0.04)	(0.09)	(0.04)

Net asset value, end of year	$75.70	$67.13	$68.61	$59.90	$39.80

Total return	13.43%	(1.86)%	14.61%	50.74%	(29.58)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$336,845	$332,287	$493,959	$446,255	$214,902
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	0.50%	0.29%	0.15%	0.21%	0.07%
Portfolio turnover rate[c]	9%	20%	33%	25%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$64.57	$74.76	$56.64	$39.19	$75.29

Income from investment operations:
Net investment income[a]	0.56	0.31	0.28	0.21	0.24
Net realized and unrealized gain (loss)[b]	6.33	(10.17)	18.13	17.48	(36.12)

Total from investment operations	6.89	(9.86)	18.41	17.69	(35.88)

Less distributions from:
Net investment income	(0.56)	(0.33)	(0.29)	(0.24)	(0.22)

Total distributions	(0.56)	(0.33)	(0.29)	(0.24)	(0.22)

Net asset value, end of year	$70.90	$64.57	$74.76	$56.64	$39.19

Total return	10.76%	(13.17)%	32.61%	45.23%	(47.69)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$319,062	$377,714	$590,617	$424,786	$335,055
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	0.87%	0.48%	0.47%	0.43%	0.47%
Portfolio turnover rate[c]	13%	13%	21%	22%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$53.56	$67.03	$47.17	$31.08	$69.03

Income from investment operations:
Net investment income[a]	0.32	0.19	0.22	0.30	0.16
Net realized and unrealized gain (loss)[b]	2.95	(13.47)	19.89	16.10	(37.97)

Total from investment operations	3.27	(13.28)	20.11	16.40	(37.81)

Less distributions from:
Net investment income	(0.35)	(0.19)	(0.25)	(0.31)	(0.14)

Total distributions	(0.35)	(0.19)	(0.25)	(0.31)	(0.14)

Net asset value, end of year	$56.48	$53.56	$67.03	$47.17	$31.08

Total return	6.16%	(19.80)%	42.81%	52.92%	(54.76)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$367,121	$452,611	$713,851	$412,740	$194,235
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income to average net assets	0.62%	0.34%	0.43%	0.72%	0.37%
Portfolio turnover rate[c]	17%	13%	30%	11%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Pharmaceuticals Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$83.94	$71.96	$58.90	$41.11	$49.28

Income from investment operations:
Net investment income[a]	1.65	1.03	0.90	0.75	0.80
Net realized and unrealized gain (loss)[b]	15.19	11.95	13.07	17.79	(8.18)

Total from investment operations	16.84	12.98	13.97	18.54	(7.38)

Less distributions from:
Net investment income	(1.67)	(1.00)	(0.91)	(0.75)	(0.79)

Total distributions	(1.67)	(1.00)	(0.91)	(0.75)	(0.79)

Net asset value, end of year	$99.11	$83.94	$71.96	$58.90	$41.11

Total return	20.32%	18.23%	23.99%	45.32%	(15.13)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$465,822	$373,531	$194,288	$170,802	$98,676
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	1.86%	1.38%	1.47%	1.39%	1.76%
Portfolio turnover rate[c]	24%	18%	25%	29%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. Regional Banks Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$24.82	$24.34	$26.33	$17.93	$36.36

Income from investment operations:
Net investment income[a]	0.53	0.42	0.30	0.30	1.05
Net realized and unrealized gain (loss)[b]	1.95	0.48	(2.01)	8.43	(18.34)

Total from investment operations	2.48	0.90	(1.71)	8.73	(17.29)

Less distributions from:
Net investment income	(0.49)	(0.42)	(0.28)	(0.33)	(1.14)

Total distributions	(0.49)	(0.42)	(0.28)	(0.33)	(1.14)

Net asset value, end of year	$26.81	$24.82	$24.34	$26.33	$17.93

Total return	10.17%	4.03%	(6.42)%	49.30%	(48.35)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$349,824	$143,941	$144,820	$202,759	$121,024
Ratio of expenses to average net assets	0.46%	0.47%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	2.09%	1.91%	1.27%	1.44%	4.20%
Portfolio turnover rate[c]	8%	7%	11%	23%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Dow Jones U.S. Aerospace & Defense	Non-diversified
Dow Jones U.S. Broker-Dealers	Non-diversified
Dow Jones U.S. Healthcare Providers	Non-diversified
Dow Jones U.S. Home Construction	Non-diversified
Dow Jones U.S. Insurance	Non-diversified
Dow Jones U.S. Medical Devices	Non-diversified

iShares Index Fund	Diversification Classification
Dow Jones U.S. Oil & Gas Exploration & Production	Non-diversified
Dow Jones U.S. Oil Equipment & Services	Non-diversified
Dow Jones U.S. Pharmaceuticals	Non-diversified
Dow Jones U.S. Regional Banks	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.48%	First $10 billion
0.43	Over $10 billion, up to and including $20 billion
0.38	Over $20 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Aerospace & Defense	$81,949
Dow Jones U.S. Broker-Dealers	6,250
Dow Jones U.S. Healthcare Providers	26,114
Dow Jones U.S. Home Construction	599,108
Dow Jones U.S. Insurance	2,433
Dow Jones U.S. Medical Devices	55,429

iShares Index Fund	Securities Lending Agent Fees
Dow Jones U.S. Oil & Gas Exploration & Production	$74,076
Dow Jones U.S. Oil Equipment & Services	216,747
Dow Jones U.S. Pharmaceuticals	355,740
Dow Jones U.S. Regional Banks	11,324

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S. Home Construction
Cavco Industries Inc.	266,981	603,775	(404,106)	466,650	$21,288,573	$—	$83,648
M/I Homes Inc.	1,072,675	1,970,491	(1,602,958)	1,440,208	35,429,117	—	5,934,278

					$56,717,690	$—	$6,017,926

Dow Jones U.S. Regional Banks
PNC Financial Services Group Inc. (The)	266,465	426,676	(83,202)	609,939	$41,402,659	$586,726	$(154,207)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Index Fund	Purchases	Sales
Dow Jones U.S. Aerospace & Defense	$22,672,239	$22,768,701
Dow Jones U.S. Broker-Dealers	22,121,444	22,042,411
Dow Jones U.S. Healthcare Providers	44,325,994	45,215,060
Dow Jones U.S. Home Construction	260,358,776	250,258,619
Dow Jones U.S. Insurance	14,366,091	14,201,271
Dow Jones U.S. Medical Devices	26,514,681	27,412,906
Dow Jones U.S. Oil & Gas Exploration & Production	41,839,748	42,057,120
Dow Jones U.S. Oil Equipment & Services	60,541,329	60,905,580
Dow Jones U.S. Pharmaceuticals	98,250,557	97,479,067
Dow Jones U.S. Regional Banks	17,157,389	15,938,710

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Dow Jones U.S. Aerospace & Defense	$—	$32,540,872
Dow Jones U.S. Broker-Dealers	62,032,334	31,224,272
Dow Jones U.S. Healthcare Providers	82,321,283	137,592,079
Dow Jones U.S. Home Construction	2,109,615,051	1,075,539,019
Dow Jones U.S. Insurance	33,338,738	13,059,212
Dow Jones U.S. Medical Devices	236,727,385	263,746,155
Dow Jones U.S. Oil & Gas Exploration & Production	274,738,250	354,834,310
Dow Jones U.S. Oil Equipment & Services	123,944,283	217,021,895
Dow Jones U.S. Pharmaceuticals	212,976,118	183,128,266
Dow Jones U.S. Regional Banks	224,012,271	36,015,608

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S. Aerospace & Defense	$(255,426)	$—	$255,426
Dow Jones U.S. Broker-Dealers	(796,914)	—	796,914
Dow Jones U.S. Healthcare Providers	4,941,334	—	(4,941,334)
Dow Jones U.S. Home Construction	281,111,799	—	(281,111,799)
Dow Jones U.S. Insurance	1,332,487	—	(1,332,487)
Dow Jones U.S. Medical Devices	17,929,697	—	(17,929,697)
Dow Jones U.S. Oil & Gas Exploration & Production	147,497	21,110	(168,607)
Dow Jones U.S. Oil Equipment & Services	(6,454,740)	164,393	6,290,347
Dow Jones U.S. Pharmaceuticals	40,594,503	—	(40,594,503)
Dow Jones U.S. Regional Banks	(472,813)	—	472,813
The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Index Fund	2013	2012
Dow Jones U.S. Aerospace & Defense
Ordinary income	$1,810,195	$1,314,069

Dow Jones U.S. Broker-Dealers
Ordinary income	$1,082,825	$614,111
Return of capital	310,733	204,552

	$1,393,558	$818,663

Dow Jones U.S. Healthcare Providers
Ordinary income	$1,745,271	$791,640

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	2013	2012
Dow Jones U.S. Home Construction
Ordinary income	$8,445,311	$2,924,895

Dow Jones U.S. Insurance
Ordinary income	$1,463,112	$1,112,094

Dow Jones U.S. Medical Devices
Ordinary income	$1,705,608	$1,072,511

Dow Jones U.S. Oil & Gas Exploration & Production
Ordinary income	$2,783,974	$1,959,798

Dow Jones U.S. Oil Equipment & Services
Ordinary income	$2,401,646	$1,753,125

Dow Jones U.S. Pharmaceuticals
Ordinary income	$7,424,458	$3,700,879

Dow Jones U.S. Regional Banks
Ordinary income	$3,492,063	$2,057,290

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S. Aerospace & Defense	$55,558	$(36,718,373)	$(1,627,961)	$(2,090,531)	$(40,381,307)
Dow Jones U.S. Broker-Dealers	—	(66,580,076)	(11,179,308)	(62,004)	(77,821,388)
Dow Jones U.S. Healthcare Providers	20,752	(7,529,194)	16,850,106	—	9,341,664
Dow Jones U.S. Home Construction	359,108	(188,935,311)	327,292,022	—	138,715,819
Dow Jones U.S. Insurance	38,518	(18,478,925)	15,470,777	(55,540)	(3,025,170)
Dow Jones U.S. Medical Devices	248,262	(36,501,493)	(5,588,872)	—	(41,842,103)
Dow Jones U.S. Oil & Gas Exploration & Production	—	(24,119,904)	(36,042,454)	(1,399,720)	(61,562,078)
Dow Jones U.S. Oil Equipment & Services	—	(93,854,834)	(39,183,283)	(3,029,847)	(136,067,964)
Dow Jones U.S. Pharmaceuticals	252,717	(825,905)	57,108,443	(1,032,434)	55,502,821
Dow Jones U.S. Regional Banks	774,057	(43,960,683)	(7,199,278)	(640,960)	(51,026,864)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S. Aerospace & Defense	$6,920,829	$218,173	$257,417	$9,600,011	$18,274,518	$1,447,425	$36,718,373
Dow Jones U.S. Broker-Dealers	7,431,215	203,587	7,089,008	31,804,022	17,785,438	2,266,806	66,580,076
Dow Jones U.S. Healthcare Providers	—	—	—	872,179	6, 657,015	—	7,529,194
Dow Jones U.S. Home Construction	5,200,493	—	4,410,404	24,583,851	146,896,099	7,844,464	188,935,311
Dow Jones U.S. Insurance	1,712,473	83,550	25,936	11,890,168	2,305,872	2,460,926	18,478,925
Dow Jones U.S. Medical Devices	3,286,183	42,150	610,958	6,007,659	19,646,702	6,907,841	36,501,493
Dow Jones U.S. Oil & Gas Exploration & Production	4,989,777	115,443	413,565	1,593,277	9,040,459	7,967,383	24,119,904
Dow Jones U.S. Oil Equipment & Services	10,833,421	—	—	1,460,417	57,694,132	23,866,864	93,854,834
Dow Jones U.S. Pharmaceuticals	—	—	248,439	89,576	487,890	—	825,905
Dow Jones U.S. Regional Banks	9,319,639	47,538	94,893	14,260,731	19,012,829	1,225,053	43,960,683

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Index Fund	Utilized
Dow Jones U.S. Healthcare Providers	$2,120,877
Dow Jones U.S. Pharmaceuticals	36,340

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S. Aerospace & Defense	$88,338,241	$6,578,547	$(8,206,508)	$(1,627,961)
Dow Jones U.S. Broker-Dealers	107,965,437	3,271,214	(14,450,522)	(11,179,308)
Dow Jones U.S. Healthcare Providers	273,209,560	28,967,029	(12,116,923)	16,850,106
Dow Jones U.S. Home Construction	2,228,134,791	356,734,908	(29,442,886)	327,292,022
Dow Jones U.S. Insurance	95,689,018	17,872,442	(2,401,665)	15,470,777
Dow Jones U.S. Medical Devices	374,805,688	23,435,749	(29,024,621)	(5,588,872)
Dow Jones U.S. Oil & Gas Exploration & Production	364,181,852	24,139,603	(60,182,057)	(36,042,454)
Dow Jones U.S. Oil Equipment & Services	430,471,589	17,128,569	(56,311,852)	(39,183,283)
Dow Jones U.S. Pharmaceuticals	473,634,125	76,331,736	(19,223,293)	57,108,443
Dow Jones U.S. Regional Banks	361,435,248	8,714,634	(15,913,912)	(7,199,278)

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund and iShares Dow Jones U.S. Regional Banks Index Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	77

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2013 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Aerospace & Defense	100.00%
Dow Jones U.S. Broker-Dealers	100.00
Dow Jones U.S. Healthcare Providers	100.00
Dow Jones U.S. Home Construction	100.00
Dow Jones U.S. Insurance	100.00

iShares Index Fund	Dividends- Received Deduction
Dow Jones U.S. Medical Devices	100.00%
Dow Jones U.S. Oil & Gas Exploration & Production	100.00
Dow Jones U.S. Oil Equipment & Services	77.60
Dow Jones U.S. Pharmaceuticals	89.57
Dow Jones U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Aerospace & Defense	$1,810,195
Dow Jones U.S. Broker-Dealers	1,082,825
Dow Jones U.S. Healthcare Providers	1,745,271
Dow Jones U.S. Home Construction	8,445,311
Dow Jones U.S. Insurance	1,463,112

iShares Index Fund	Qualified Dividend Income
Dow Jones U.S. Medical Devices	$1,705,608
Dow Jones U.S. Oil & Gas Exploration & Production	2,783,974
Dow Jones U.S. Oil Equipment & Services	2,401,646
Dow Jones U.S. Pharmaceuticals	7,424,458
Dow Jones U.S. Regional Banks	3,492,063

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S. Aerospace & Defense	$1.45274	$—	$—	$1.45274	100%	—%	—%	100%
Dow Jones U.S. Broker-Dealers	0.66918	—	0.01424	0.68342	98	—	2	100
Dow Jones U.S. Healthcare Providers	0.52624	—	—	0.52624	100	—	—	100
Dow Jones U.S. Medical Devices	0.39722	—	—	0.39722	100	—	—	100
Dow Jones U.S. Regional Banks	0.49107	—	—	0.49107	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. Aerospace & Defense Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	3	0.23%
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,292	98.01
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	2	0.15
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	6	0.46

	1,318	100.00%

iShares Dow Jones U.S. Broker-Dealers Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	2	0.15%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	4	0.31
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	22	1.67
Between 0.5% and –0.5%	1,266	96.03
Less than –0.5% and Greater than –1.0%	8	0.61
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	9	0.68

	1,318	100.00%

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Healthcare Providers Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	0.31%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,296	98.32
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Home Construction Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	11	0.83%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	13	0.99
Greater than 0.5% and Less than 1.0%	11	0.83
Between 0.5% and –0.5%	1,255	95.21
Less than –0.5% and Greater than –1.0%	17	1.29
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	4	0.31

	1,318	100.00%

iShares Dow Jones U.S. Insurance Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.23%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	6	0.46
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,275	96.72
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	4	0.31

	1,318	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Medical Devices Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.08%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	4	0.31
Between 0.5% and –0.5%	1,302	98.75
Less than –0.5% and Greater than –1.0%	4	0.31
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	4	0.31
Between 0.5% and –0.5%	1,295	98.25
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5%	5	0.38

	1,318	100.00%

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.08%
Greater than 1.5% and Less than 2.0%	2	0.15
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	10	0.75
Between 0.5% and –0.5%	1,294	98.18
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,318	100.00%

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones U.S. Pharmaceuticals Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	6	0.45
Between 0.5% and –0.5%	1,296	98.32
Less than –0.5% and Greater than –1.0%	6	0.45
Less than –1.0% and Greater than –1.5%	1	0.08
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08

	1,318	100.00%

iShares Dow Jones U.S. Regional Banks Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	9	0.68%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	4	0.31
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,277	96.87
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,318	100.00%

SUPPLEMENTAL INFORMATION	83

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago (2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	87

Notes:

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	89

Notes:

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-43-0413

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large Core Index Fund | JKD | NYSE Arca
➢	iShares Morningstar Large Growth Index Fund | JKE | NYSE Arca
➢	iShares Morningstar Large Value Index Fund | JKF | NYSE Arca
➢	iShares Morningstar Mid Core Index Fund | JKG | NYSE Arca
➢	iShares Morningstar Mid Growth Index Fund | JKH | NYSE Arca
➢	iShares Morningstar Mid Value Index Fund | JKI | NYSE Arca
➢	iShares Morningstar Small Core Index Fund | JKJ | NYSE Arca
➢	iShares Morningstar Small Growth Index Fund | JKK | NYSE Arca
➢	iShares Morningstar Small Value Index Fund | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

DOMESTIC MARKET OVERVIEW

Equities delivered solid performance for the 12-month reporting period ended April 30, 2013 (the “reporting period”), with the S&P 500 and the Dow Jones Industrial Average both reaching several record highs in March and April 2013, and the Dow Jones Industrial Average finally erasing losses incurred since October 2007. The technology-heavy NASDAQ achieved more moderate results due to challenges in the technology sector, although its returns were positive during the reporting period.

Stocks benefited from improved economic data, including a decline in the unemployment rate to 7.5% in April 2013, stronger consumer spending levels, and improvement in the housing industry. As the housing recovery appeared to gain traction, acceleration in new-home building fueled growth in the construction sector. Permits for new home construction climbed 4.6% in February 2013, the largest monthly increase since June 2008. Resales of homes, meanwhile, reached their highest level in three years in the first quarter of 2013. Corporate profit growth also remained stable, with after-tax profits growing 2.3% in the fourth quarter of 2012. The successful aversion of the fiscal cliff in early 2013 also contributed to investor optimism. Despite government spending cuts and higher taxes in 2013, consumer spending rose during the reporting period.

A continuation of the Federal Reserve’s “easy-money” policy benefited equity markets, as the low-interest rate environment made alternatives such as Treasury bonds less attractive to investors when compared to equities. In March 2013, the Federal Reserve reinforced its plan to keep short-term interest rates at low levels until unemployment levels fall to 6.5%.

Investors dismissed some negative news, though. Economic growth was modest, growing by only 0.4% in the fourth quarter of 2012 and 2.5% in the first quarter of 2013. The Conference Board’s consumer confidence index sank to 61.9 in March 2013 from 68.0 in February 2013. The index rose to 68.1 in April 2013, however, its highest reading for 2013. Apparent cooling in the manufacturing sector was illustrated by the Institute for Supply Management’s index of national factory activity, which dropped to 50.7 in April 2013 from 51.3 in March 2013. Investors also seemed unfazed by uncertainty about the federal budget, with the potential fiscal cliff that was averted, as well as ongoing discussions of debt ceilings and sequester cuts. The automatic spending cuts are set to reduce government agency budgets by $85 billion in the period from March 2, 2013 to October 1, 2013.

Concerns surrounding economic conditions in Europe resurfaced during the reporting period, as Spain released disappointing economic data and unemployment levels in Germany rose. In the first quarter of 2013, an economic crisis on the island of Cyprus drove concerns about the health of the European financial system, although the announcement of a bailout plan temporarily alleviated worries. Despite the negative news from Europe, the overall effect of a weak European landscape was higher asset flows from Europe into U.S. markets, benefiting domestic equity markets.

For the reporting period, value-oriented stocks outpaced growth stocks across all market capitalizations. The relative performance of value stocks may have been attributable in part to the tax implications of holding dividend-paying stocks, which tend to be associated with value-oriented stocks. Uncertainty existed for much of 2012 surrounding future tax rates, but in the first quarter of 2013, investors were able to invest in dividend-paying stocks with clarity regarding their future tax consequences.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.23%	22.24%	22.54%	22.23%	22.24%	22.54%
5 Years	6.79%	6.78%	7.00%	38.90%	38.82%	40.26%
Since Inception	7.31%	7.30%	7.53%	86.63%	86.37%	89.92%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,184.00	$1.08	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

The iShares Morningstar Large Core Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Core IndexSM (the “Index”). The Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.23%, net of fees, while the total return for the Index was 22.54%.

The Index delivered solid gains for the twelve months ended April 30, 2013. Consumer-based stocks, as well as financial and healthcare stocks, generated most of the Index’s total return. Constituents in the energy and telecommunication services sectors posted relatively flat returns, leading to negligible contributions to Index performance.

Consumer-based stocks, which represented approximately 30% of the Index, rallied during the reporting period, as steady job growth led to increasing retail sales and higher profits for many retailers. The health care sector also generated gains within the Index, benefitting from a rally during the first four months of 2013. The health care sector’s solid cash flows, above-average dividend yields, and stable businesses with less exposure to the overall economy attracted investors. The financials sector, the Index’s largest average sector weight, contributed positively to the Index’s return, as improving credit conditions, higher asset prices, and balance sheet improvement helped the sector.

On the other end of the spectrum, the energy sector posted lackluster performance. Increasing supply of oil and natural gas and weak global growth led to volatile oil prices and restrained earnings for many energy companies. The telecommunication services sector also delivered relatively flat performance, as intense competition in the wireless industry and obsolescence in the wireline business weighed on revenue growth. The energy and telecommunication services sectors were among the smaller sector weights in the Index, combining for approximately 5% of the Index. As a result, the weak performance of those sectors had a relatively minor impact on Index performance.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	33.22%
Financial	18.21
Industrial	16.19
Consumer Cyclical	8.96
Technology	7.81
Communications	6.34
Energy	4.42
Basic Materials	2.73
Utilities	1.97
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Microsoft Corp.	6.35%
Johnson & Johnson	6.06
Procter & Gamble Co. (The)	5.34
Berkshire Hathaway Inc. Class B	4.94
Wells Fargo & Co.	4.74
Wal-Mart Stores Inc.	3.31
PepsiCo Inc.	3.24
Amgen Inc.	1.99
United Technologies Corp.	1.96
AbbVie Inc.	1.85

TOTAL	39.78%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.36%	9.35%	9.65%	9.36%	9.35%	9.65%
5 Years	5.36%	5.36%	5.62%	29.85%	29.81%	31.45%
Since Inception	4.66%	4.65%	4.92%	49.60%	49.50%	52.86%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,105.70	$1.31	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

The iShares Morningstar Large Growth Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Growth IndexSM (the “Index”). The Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 9.36%, net of fees, while the total return for the Index was 9.65%.

The Index experienced a positive return for the reporting period. Investors favored value stocks over growth stocks during the reporting period, which worked against the Index’s performance. On a sector basis, consumer-based stocks and health care stocks generated nearly two-thirds of the Index’s total return during the reporting period. Meanwhile, the technology sector, the largest sector in the Index, produced a slight negative return. The technology sector represented approximately 40% of the Index on average, which meant that a large portion of the Index generated a small negative contribution to the Index’s total return.

Consumer-based stocks advanced during the reporting period, as steady job growth led to increasing retail sales and higher profits for many retailers. Health care stocks also contributed positively to the Index’s total return. Within the health care sector, the biotechnology industry was a large source of positive Index performance, as the development of new treatments offered strong earnings potential unrelated to the broader economy. The financials sector also delivered solid gains during the reporting period. Improving credit conditions, higher asset prices, and balance sheet improvement drove performance within the financials sector.

On the downside, the technology sector experienced negative performance during the reporting period. Weak economic growth and political uncertainty throughout the reporting period led to restrained capital spending. Many businesses postponed upgrading their information technology systems and large-scale information technology projects. In addition, intense competition in the smartphone market led to slower -than -expected revenue growth for some phone producers.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Technology	25.25%
Consumer Non-Cyclical	20.04
Communications	17.42
Consumer Cyclical	13.93
Financial	10.07
Energy	6.66
Industrial	3.46
Basic Materials	3.04
Short-Term and Other Net Assets	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Apple Inc.	9.77%
Google Inc. Class A	5.17
International Business Machines Corp.	4.99
Coca-Cola Co. (The)	3.81
Philip Morris International Inc.	3.70
Oracle Corp.	2.85
Walt Disney Co. (The)	2.67
Home Depot Inc. (The)	2.58
Comcast Corp. Class A	2.56
QUALCOMM Inc.	2.49

TOTAL	40.59%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.02%	17.91%	18.39%	18.02%	17.91%	18.39%
5 Years	1.93%	1.92%	2.16%	10.04%	9.95%	11.30%
Since Inception	5.08%	5.06%	5.35%	55.03%	54.69%	58.48%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,127.20	$1.32	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

The iShares Morningstar Large Value Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Large Value IndexSM (the “Index”). The Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 18.02%, net of fees, while the total return for the Index was 18.39%.

The Index delivered a positive return for the reporting period. Investors favored value stocks over growth stocks, which helped Index performance during the reporting period. The financials, energy, healthcare, and telecommunication services sectors contributed the majority of the Index’s total return, while the information technology and materials sectors detracted from Index performance.

The financials sector generated the largest contribution to total return during the reporting period, as improving credit conditions, higher asset prices, and stronger balance sheets drove performance for the sector. The energy sector, which represented 25% of the Index on average, also provided a large contribution to total return. Value-oriented energy stocks performed well during the reporting period, as relatively low valuations and higher dividend yields attracted investors despite declining oil and natural gas prices. Similarly, the health care sector also produced gains, as investors favored the sector’s solid cash flows, higher dividend yields, and defensive nature as compared to cyclical stocks. The telecommunication services sector also performed remarkably strongly, contributing to Index performance during the reporting period.

Stocks within two of the Index’s sectors — information technology and materials — experienced negative returns during the reporting period. Information technology stocks declined sharply due to slow business spending and intense competition. Meanwhile, slow economic growth weighed on performance for the materials sector.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Financial	23.53%
Energy	21.47
Consumer Non-Cyclical	14.79
Communications	13.27
Industrial	8.87
Utilities	7.39
Technology	4.30
Consumer Cyclical	3.48
Basic Materials	2.85
Short-Term and Other Net Assets	0.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Exxon Mobil Corp.	9.62%
Chevron Corp.	5.72
General Electric Co.	5.59
Pfizer Inc.	5.04
AT&T Inc.	4.96
J.P. Morgan Chase & Co.	4.52
Verizon Communications Inc.	3.72
Merck & Co. Inc.	3.43
Citigroup Inc.	3.42
Bank of America Corp.	3.21

TOTAL	49.23%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID CORE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.65%	17.70%	17.97%	17.65%	17.70%	17.97%
5 Years	8.13%	8.13%	8.37%	47.85%	47.81%	49.44%
Since Inception	8.76%	8.76%	9.01%	110.12%	110.12%	114.41%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,180.90	$1.35	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

The iShares Morningstar Mid Core Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Core IndexSM (the “Index”). The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 17.65%, net of fees, while the total return for the Index was 17.97%.

The Index generated solid performance during the reporting period. The three largest sectors within the Index — financials, consumer discretionary, and industrials — delivered the largest contributions to the Index’s total return. The energy sector detracted from performance, posting a negative return.

The consumer discretionary sector posted a solid contribution to Index return, as steady growth in employment and retail sales continued despite relatively slow U.S. economic growth. The financials sector also contributed positively to the Index’s return during the reporting period. Firmer credit conditions, higher asset prices, and balance sheet improvement drove performance for the financials sector. Meanwhile, the industrials sector advanced on stable manufacturing activity. Constituents within the health care and consumer staples sectors also posted solid performance, as the stock market rally included stocks with less exposure to the business cycle.

Index performance was limited by negative returns in the energy sector. Increasing supply of oil and natural gas amid weak global growth led to volatile oil prices and restrained earnings for many energy companies. The difficult market conditions had a negative impact on the medium-sized energy companies in the Index. The materials sector posted a positive return, but lagged other sectors in the Index, reflecting modest purchasing of manufacturing materials.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Consumer Non-Cyclical	21.44%
Financial	17.92
Consumer Cyclical	15.52
Industrial	14.22
Technology	11.08
Energy	6.60
Basic Materials	5.47
Communications	4.44
Utilities	3.15
Short-Term and Other Net Assets	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Symantec Corp.	1.50%
Mattel Inc.	1.41
Nucor Corp.	1.25
Invesco Ltd.	1.24
Analog Devices Inc.	1.21
Actavis Inc.	1.19
Zimmer Holdings Inc.	1.14
Life Technologies Corp.	1.12
Fiserv Inc.	1.07
Dover Corp.	1.06

TOTAL	12.19%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.89%	12.87%	13.14%	12.89%	12.87%	13.14%
5 Years	5.00%	5.00%	5.25%	27.64%	27.64%	29.13%
Since Inception	8.60%	8.59%	8.88%	107.43%	107.28%	112.05%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,161.80	$1.61	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

The iShares Morningstar Mid Growth Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Growth IndexSM (the “Index”). The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 12.89%, net of fees, while the total return for the Index was 13.14%.

The Index produced a solid return during the reporting period. The consumer discretionary sector posted the largest contribution to Index performance, followed by the health care and financials sectors. The information technology sector, the largest sector weight in the Index, posted flat returns. The materials and telecommunication services sectors also delivered relatively small contributions to Index returns, partially due to the Index’s relatively minor weights in those sectors.

Health care stocks contributed most to positive Index performance, as health care holdings advanced during the reporting period. The biotechnology industry was a large source of positive Index performance, as the development of new treatments offered strong earnings potential unrelated to the broader economy. The consumer discretionary sector also posted solid returns, as consumer spending was buoyed by steady job growth and higher retail sales. Firmer credit conditions, higher asset prices, and balance sheet improvement drove performance for the financials sector, which also contributed positively to Index performance during the reporting period.

On the other end of the spectrum, the technology sector delivered a relatively minor contribution to the Index’s return. Weak economic growth and political uncertainty throughout the reporting period led to slow capital spending for technology firms. Many businesses postponed upgrading their systems and undertaking large technology projects. In addition, intense competition in the smartphone market led to slower -than -expected revenue growth.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	19.47%
Consumer Cyclical	17.51
Industrial	15.03
Technology	13.46
Communications	11.78
Energy	11.28
Financial	8.99
Basic Materials	2.05
Utilities	0.40
Short-Term and Other Net Assets	0.03

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Vertex Pharmaceuticals Inc.	1.41%
Cameron International Corp.	1.28
Cabot Oil & Gas Corp.	1.20
Host Hotels & Resorts Inc.	1.11
LinkedIn Corp. Class A	1.11
Southwestern Energy Co.	1.10
FMC Technologies Inc.	1.08
SanDisk Corp.	1.06
NetApp Inc.	1.05
Starwood Hotels & Resorts Worldwide Inc.	1.05

TOTAL	11.45%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.06%	24.10%	24.44%	24.06%	24.10%	24.44%
5 Years	8.06%	8.06%	8.34%	47.32%	47.31%	49.29%
Since Inception	8.11%	8.11%	8.37%	99.21%	99.21%	103.54%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,222.20	$1.65	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

The iShares Morningstar Mid Value Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Mid Value IndexSM (the “Index”). The Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 24.06%, net of fees, while the total return for the Index was 24.44%.

The Index posted a positive return for the reporting period. Investors favored value stocks over growth stocks, which helped Index performance during the reporting period. The financials, utilities, industrials, healthcare and consumer discretionary sectors generated a majority of the Index’s total return, while the information technology and materials sectors posted smaller contributions to Index performance.

The financials sector, the largest average sector weight in the Index, delivered the largest contribution to return during the reporting period, as improving credit conditions, higher asset prices, and balance sheet improvement drove performance for the sector. In addition, commercial and industrial loans drove growth in the banking sector’s loan portfolio. The utilities and health care sectors also generated positive returns for the Index, as investors favored stable businesses with less exposure to the overall economy. The industrials sector was another source of positive performance, reflecting relative stability in the manufacturing sector. Consumer discretionary stocks performed well, reflecting steady consumer spending throughout the reporting period.

From a relative performance standpoint, the materials sector lagged during the reporting period, as did the information technology sector. Investors generally took a cautious view of these economically sensitive sectors, presumably influenced by slow economic growth and an uncertain outlook.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Financial	25.31%
Consumer Non-Cyclical	17.49
Utilities	13.38
Consumer Cyclical	12.17
Industrial	10.54
Technology	7.28
Basic Materials	5.13
Energy	4.87
Communications	2.99
Diversified	0.76
Short-Term and Other Net Assets	0.08

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Ameriprise Financial Inc.	1.27%
ConAgra Foods Inc.	1.23
Delta Air Lines Inc.	1.23
Northeast Utilities	1.20
Delphi Automotive PLC	1.14
Parker Hannifin Corp.	1.11
American Capital Agency Corp.	1.09
DTE Energy Co.	1.06
AmerisourceBergen Corp.	1.05
Fidelity National Information Services Inc.	1.04

TOTAL	11.42%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.88%	16.91%	17.14%	16.88%	16.91%	17.14%
5 Years	7.82%	7.84%	7.97%	45.69%	45.84%	46.73%
Since Inception	7.98%	7.97%	8.17%	97.11%	96.91%	100.22%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,179.70	$1.35	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

The iShares Morningstar Small Core Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Core IndexSM (the “Index”). The Core measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 16.88%, net of fees, while the total return for the Index was 17.14%.

The Index posted solid returns for the reporting period. The financials and industrial sectors contributed more than half of the Index’s total return during the reporting period, as the two largest sector weights in the Index outperformed most of the other sectors in the Index. Overall, all of the sectors in the Index posted positive contributions to performance, although the energy and information technology sectors underperformed the other sectors during the reporting period.

The industrials sector was the largest contributor to relative performance during the reporting period, as smaller industrial companies with a large amount of business in the U.S. experienced solid growth. The financials sector, the Index’s largest average sector weighting, also delivered solid performance. Improving credit conditions, higher asset prices, and balance sheet improvement drove performance for the financials sector. The consumer discretionary sector also helped Index performance, as modest job growth supported steady consumer spending.

On the other end of the spectrum, the energy sector’s performance lagged other sectors in the Index, as high oil supply and weak demand led to lower oil prices during the reporting period. The technology sector posted a modest return. Weak economic growth and political uncertainty throughout the reporting period led to restrained capital spending. In addition, many businesses postponed upgrading their information technology systems and large-scale information technology projects.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Cyclical	23.55%
Financial	22.30
Industrial	18.34
Consumer Non-Cyclical	14.23
Technology	6.69
Energy	5.25
Basic Materials	4.87
Communications	3.28
Utilities	1.37
Diversified	0.06
Short-Term and Other Net Assets	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Alaska Air Group Inc.	1.05%
Abercrombie & Fitch Co. Class A	0.95
Omega Healthcare Investors Inc.	0.90
Highwoods Properties Inc.	0.80
Teleflex Inc.	0.77
JDS Uniphase Corp.	0.77
Acuity Brands Inc.	0.76
Visteon Corp.	0.75
Patterson-UTI Energy Inc.	0.74
World Fuel Services Corp.	0.71

TOTAL	8.20%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.59%	13.59%	13.54%	13.59%	13.59%	13.54%
5 Years	7.84%	7.85%	7.99%	45.86%	45.90%	46.89%
Since Inception	6.83%	6.81%	7.03%	79.32%	79.08%	82.29%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.80	$1.60	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

The iShares Morningstar Small Growth Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Growth IndexSM (the “Index”). The Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 13.59%, net of fees, while the total return for the Index was 13.54%.

The Index delivered solid returns during the reporting period. The largest positive contributors to the Index’s total return were the health care, financials, information technology, and consumer discretionary sectors. Negative contributions from the energy and materials sectors detracted from Index performance.

The health care sector generated the largest contribution to total return for the Index. Within the sector, the biotechnology industry was a large source of positive Index performance, as the development of new treatments offered strong earnings potential unrelated to the broader economy. The financials sector delivered solid gains during the reporting period, reflecting improving credit conditions, higher asset prices, and balance sheet improvement. Additionally, commercial and industrial loans drove growth in the banking sector’s loan portfolio.

The information technology sector, the Index’s largest sector weight on average, posted a solid contribution to Index returns, as smaller growth-oriented technology companies performed well despite slow business spending. Consumer discretionary stocks also rallied during the reporting period, as steady job growth contributed to solid retail sales and higher profits for many retailers.

On the other end of the spectrum, the energy and materials sectors detracted from Index performance for the reporting period. The energy sector posted a modest negative contribution to return, as ample supply of oil and natural gas led to lower oil prices and reduced drilling activity. The materials sector also declined, as slow economic growth reduced demand for manufacturing inputs.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	27.34%
Technology	17.24
Industrial	14.14
Financial	11.46
Consumer Cyclical	10.90
Communications	10.16
Energy	6.43
Basic Materials	2.15
Utilities	0.11
Short-Term and Other Net Assets	0.07

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Gulfport Energy Corp.	1.00%
athenahealth Inc.	0.98
Cymer Inc.	0.92
CBOE Holdings Inc.	0.92
Gentex Corp.	0.90
SVB Financial Group	0.89
Eagle Materials Inc.	0.89
CommVault Systems Inc.	0.89
Domino’s Pizza Inc.	0.88
United Therapeutics Corp.	0.88

TOTAL	9.15%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.32%	22.35%	22.55%	22.32%	22.35%	22.55%
5 Years	10.13%	10.15%	10.40%	61.98%	62.13%	64.02%
Since Inception	8.84%	8.83%	9.12%	111.41%	111.22%	116.36%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

The inception date of the Fund was 6/28/04. The first day of secondary market trading was 7/2/04.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,184.90	$1.63	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

The iShares Morningstar Small Value Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Small Value IndexSM (the “Index”). The Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.32%, net of fees, while the total return for the Index was 22.55%.

The Index generated a positive return for the reporting period. Investors favored value stocks over growth stocks, which helped Index performance during the reporting period. The financials sector generated the largest positive contribution to Index return, followed by the industrials, health care, utilities, and consumer discretionary sectors. The energy and telecommunication services sectors declined during the reporting period, which resulted in relatively minor negative contributions to Index performance.

The financials sector, the largest average sector weight in the Index, posted the largest contribution to return during the reporting period, as firm credit conditions, higher asset prices, and balance sheet improvement drove performance. Commercial and industrial loans also generated growth in the banking sector’s loan portfolio. The industrials sector was another source for positive returns, reflecting relative stability in the manufacturing sector. The health care sector and utilities sectors also posted solid performance, as the stock market rally included stocks with less exposure to the business cycle. Consumer discretionary stocks rallied during the reporting period, as steady job growth contributed to solid retail sales and profits for many retailers.

On the other end of the spectrum, the energy sector detracted from Index performance, as high oil supply and weak demand related to slow global growth led to lower oil prices during the reporting period. The telecommunication services sector declined sharply, but its small allocation within the Index meant that the poor performance had a relatively minor negative impact on overall Index performance.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Financial	31.85%
Industrial	14.67
Consumer Non-Cyclical	14.03
Consumer Cyclical	11.57
Utilities	10.81
Technology	4.89
Basic Materials	4.14
Communications	3.99
Energy	3.90
Short-Term and Other Net Assets	0.15

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Tenet Healthcare Corp.	1.22%
Starwood Property Trust Inc.	1.14
Community Health Systems Inc.	1.08
Assured Guaranty Ltd. (Hong Kong)	1.03
Axiall Corp.	0.94
Oshkosh Corp.	0.88
Trinity Industries Inc.	0.86
Old Republic International Corp.	0.84
Terex Corp.	0.81
Avis Budget Group Inc.	0.80

TOTAL	9.60%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

ADVERTISING — 0.40%
Omnicom Group Inc.	22,379	$1,337,593

		1,337,593
AEROSPACE & DEFENSE — 3.54%
Boeing Co. (The)	58,343	5,333,133
United Technologies Corp.	72,296	6,599,902

		11,933,035
AGRICULTURE — 0.80%
Lorillard Inc.	32,477	1,392,939
Reynolds American Inc.	27,546	1,306,231

		2,699,170
AUTO MANUFACTURERS — 0.45%
PACCAR Inc.	30,261	1,506,393

		1,506,393
BANKS — 7.18%
BB&T Corp.	60,077	1,848,569
M&T Bank Corp.	10,465	1,048,593
U.S. Bancorp	159,747	5,316,380
Wells Fargo & Co.	420,234	15,960,488

		24,174,030
BEVERAGES — 3.24%
PepsiCo Inc.	132,261	10,907,565

		10,907,565
BIOTECHNOLOGY — 1.99%
Amgen Inc.	64,163	6,686,426

		6,686,426
CHEMICALS — 2.73%
Air Products and Chemicals Inc.	17,775	1,545,714
E.I. du Pont de Nemours and Co.	80,096	4,366,033
Mosaic Co. (The)	23,689	1,459,005
PPG Industries Inc.	12,264	1,804,525

		9,175,277
COMMERCIAL SERVICES — 0.39%
McGraw-Hill Companies Inc. (The)	24,040	1,300,804

		1,300,804
COSMETICS & PERSONAL CARE — 5.34%
Procter & Gamble Co. (The)	234,180	17,977,999

		17,977,999
DIVERSIFIED FINANCIAL SERVICES — 1.88%
BlackRock Inc.[a]	10,787	2,874,735
CME Group Inc.	26,273	1,598,975

Security	Shares	Value

Discover Financial Services	42,525	$1,860,044

		6,333,754
ELECTRIC — 1.97%
Dominion Resources Inc.	49,420	3,048,226
Southern Co. (The)	74,497	3,592,990

		6,641,216
ELECTRICAL COMPONENTS & EQUIPMENT — 1.02%
Emerson Electric Co.	61,908	3,436,513

		3,436,513
ELECTRONICS — 2.58%
Honeywell International Inc.	67,194	4,941,447
Thermo Fisher Scientific Inc.	30,678	2,475,101
Tyco International Ltd.	39,897	1,281,491

		8,698,039
FOOD — 3.78%
General Mills Inc.	55,456	2,796,092
H.J. Heinz Co.	27,521	1,993,071
Kellogg Co.	21,378	1,390,425
Mondelez International Inc. Class A	152,452	4,794,615
Sysco Corp.	50,167	1,748,822

		12,723,025
HEALTH CARE — PRODUCTS — 3.42%
Baxter International Inc.	46,808	3,270,475
Covidien PLC	40,492	2,585,009
Medtronic Inc.	86,704	4,047,343
Stryker Corp.	24,758	1,623,630

		11,526,457
HEALTH CARE — SERVICES — 1.56%
UnitedHealth Group Inc.	87,866	5,265,809

		5,265,809
HOUSEHOLD PRODUCTS & WARES — 1.02%
Kimberly-Clark Corp.	33,233	3,429,313

		3,429,313
INSURANCE — 7.24%
Aon PLC	26,674	1,609,776
Berkshire Hathaway Inc. Class Bb	156,363	16,624,514
Chubb Corp. (The)	22,342	1,967,660
Loews Corp.	26,502	1,183,844
Marsh & McLennan Companies Inc.	46,946	1,784,418
Progressive Corp. (The)	47,567	1,202,969

		24,373,181
INTERNET — 0.61%
Yahoo! Inc.[b]	83,172	2,056,844

		2,056,844

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2013

Security	Shares	Value

LEISURE TIME — 0.39%
Carnival Corp.	38,032	$1,312,484

		1,312,484
MACHINERY — 2.78%
Caterpillar Inc.	56,157	4,754,813
Cummins Inc.	15,116	1,608,191
Deere & Co.	33,409	2,983,424

		9,346,428
MANUFACTURING — 2.75%
3M Co.	54,421	5,698,423
Illinois Tool Works Inc.	35,634	2,300,531
Ingersoll-Rand PLC	23,595	1,269,411

		9,268,365
MEDIA — 5.33%
CBS Corp. Class B NVS	50,202	2,298,248
DISH Network Corp. Class A	17,455	684,062
News Corp. Class A NVS	171,435	5,309,342
Time Warner Cable Inc.	25,353	2,380,393
Time Warner Inc.	80,139	4,790,709
Viacom Inc. Class B NVS	39,063	2,499,641

		17,962,395
OIL & GAS — 3.17%
Anadarko Petroleum Corp.	42,914	3,637,391
Chesapeake Energy Corp.[c]	44,525	870,018
Occidental Petroleum Corp.	69,056	6,163,939

		10,671,348
OIL & GAS SERVICES — 0.71%
National Oilwell Varco Inc.	36,600	2,387,052

		2,387,052
PHARMACEUTICALS — 11.68%
Abbott Laboratories	134,653	4,971,389
AbbVie Inc.	135,510	6,240,235
Bristol-Myers Squibb Co.	140,369	5,575,457
Johnson & Johnson	239,638	20,424,347
McKesson Corp.	19,986	2,114,918

		39,326,346
PIPELINES — 0.54%
Spectra Energy Corp.	57,200	1,803,516

		1,803,516
REAL ESTATE INVESTMENT TRUSTS — 1.91%
HCP Inc.	38,909	2,073,850
Prologis Inc.	39,621	1,662,101

Security	Shares	Value

Vornado Realty Trust[c]	14,501	$1,269,707
Weyerhaeuser Co.	46,684	1,424,329

		6,429,987
RETAIL — 8.12%
CVS Caremark Corp.	105,549	6,140,841
Gap Inc. (The)	25,547	970,530
Lowe’s Companies Inc.	95,161	3,656,086
Macy’s Inc.	33,840	1,509,264
Target Corp.	55,793	3,936,754
Wal-Mart Stores Inc.	143,392	11,144,426

		27,357,901
SEMICONDUCTORS — 1.46%
Applied Materials Inc.	102,738	1,490,729
Texas Instruments Inc.	94,720	3,429,811

		4,920,540
SOFTWARE — 6.35%
Microsoft Corp.	646,273	21,391,636

		21,391,636
TRANSPORTATION — 3.52%
CSX Corp.	87,597	2,154,010
FedEx Corp.	25,091	2,358,805
Norfolk Southern Corp.	26,993	2,089,798
United Parcel Service Inc. Class B	61,304	5,262,336

		11,864,949

TOTAL COMMON STOCKS
(Cost: $265,526,866)		336,225,390

SHORT-TERM INVESTMENTS — 0.39%

MONEY MARKET FUNDS — 0.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,d,e]	686,682	686,682
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[a,d,e]	47,718	47,718
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[a,d]	581,650	581,650

		1,316,050

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,316,050)		1,316,050

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 100.24%
(Cost: $266,842,916)	$337,541,440
Other Assets, Less Liabilities — (0.24)%	(805,557)

NET ASSETS — 100.00%	$336,735,883

NVS  —  Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.87%

AGRICULTURE — 3.70%
Philip Morris International Inc.	173,891	$16,622,241

		16,622,241
APPAREL — 2.10%
Coach Inc.	29,590	1,741,667
Nike Inc. Class B	76,570	4,869,852
Ralph Lauren Corp.	6,426	1,166,833
VF Corp.	9,294	1,656,377

		9,434,729
BEVERAGES — 4.07%
Brown-Forman Corp. Class B NVS	16,027	1,129,904
Coca-Cola Co. (The)	404,471	17,121,257

		18,251,161
BIOTECHNOLOGY — 5.03%
Alexion Pharmaceuticals Inc.[a]	20,586	2,017,428
Biogen Idec Inc.[a]	24,940	5,460,114
Celgene Corp.[a]	44,193	5,217,867
Gilead Sciences Inc.[a,b]	160,662	8,135,924
Regeneron Pharmaceuticals Inc.[a]	8,077	1,737,686

		22,569,019
CHEMICALS — 3.04%
Ecolab Inc.	28,007	2,369,952
Monsanto Co.	56,547	6,040,351
Praxair Inc.	31,261	3,573,132
Sherwin-Williams Co. (The)	9,045	1,656,230

		13,639,665
COMMERCIAL SERVICES — 2.14%
Automatic Data Processing Inc.	51,189	3,447,067
MasterCard Inc. Class A	11,144	6,161,852

		9,608,919
COMPUTERS — 17.56%
Accenture PLC Class A	68,000	5,537,920
Apple Inc.	99,096	43,874,754
Cognizant Technology Solutions Corp. Class Aa	31,845	2,063,556
EMC Corp.[a]	222,092	4,981,524
International Business Machines Corp.	110,556	22,392,012

		78,849,766
COSMETICS & PERSONAL CARE — 1.62%
Colgate-Palmolive Co.	46,397	5,540,266
Estee Lauder Companies Inc. (The) Class A	25,269	1,752,405

		7,292,671

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 0.66%
Fastenal Co.	28,445	$1,395,227
W.W. Grainger Inc.	6,300	1,552,761

		2,947,988
DIVERSIFIED FINANCIAL SERVICES — 4.97%
American Express Co.	101,423	6,938,347
Charles Schwab Corp. (The)	115,933	1,966,224
Franklin Resources Inc.	14,574	2,254,015
T. Rowe Price Group Inc.	27,321	1,980,772
Visa Inc. Class A	54,424	9,168,267

		22,307,625
ELECTRONICS — 0.34%
Agilent Technologies Inc.	36,568	1,515,378

		1,515,378
FOOD — 0.67%
Hershey Co. (The)	15,875	1,415,415
Whole Foods Market Inc.	18,182	1,605,834

		3,021,249
HEALTH CARE — PRODUCTS — 0.46%
Intuitive Surgical Inc.[a]	4,233	2,083,864

		2,083,864
INTERNET — 9.60%
Amazon.com Inc.[a]	38,377	9,740,467
eBay Inc.[a]	123,144	6,451,514
Google Inc. Class Aa	28,179	23,235,558
Priceline.com Inc.[a]	5,263	3,662,995

		43,090,534
LODGING — 0.73%
Las Vegas Sands Corp.	37,349	2,100,881
Wynn Resorts Ltd.	8,436	1,158,263

		3,259,144
MANUFACTURING — 0.83%
Danaher Corp.	61,191	3,728,980

		3,728,980
MEDIA — 6.92%
Comcast Corp. Class A	278,548	11,504,032
DIRECTV[a]	60,486	3,421,088
Discovery Communications Inc. Series Aa,b	25,869	2,038,995
Liberty Global Inc. Series Aa,b	25,472	1,843,409
Starz Liberty Capital Series Aa,b	11,869	277,497
Walt Disney Co. (The)	190,530	11,972,905

		31,057,926

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

METAL FABRICATE & HARDWARE — 0.66%
Precision Castparts Corp.	15,458	$2,956,961

		2,956,961
OIL & GAS — 1.74%
Continental Resources Inc.[a]	6,027	481,678
EOG Resources Inc.	28,680	3,474,869
Noble Energy Inc.	18,944	2,146,166
Pioneer Natural Resources Co.	13,955	1,705,719

		7,808,432
OIL & GAS SERVICES — 3.73%
Baker Hughes Inc.	46,605	2,115,401
Halliburton Co.	98,341	4,206,044
Schlumberger Ltd.	140,172	10,433,002

		16,754,447
PHARMACEUTICALS — 2.35%
Allergan Inc.	32,458	3,685,606
Express Scripts Holding Co.[a]	86,381	5,128,440
Mead Johnson Nutrition Co. Class A	21,348	1,731,109

		10,545,155
PIPELINES — 1.19%
Kinder Morgan Inc.	66,680	2,607,188
Williams Companies Inc. (The)	71,930	2,742,691

		5,349,879
REAL ESTATE INVESTMENT TRUSTS — 5.10%
American Tower Corp.	41,700	3,502,383
AvalonBay Communities Inc.[b]	11,992	1,595,416
Boston Properties Inc.[b]	15,985	1,749,239
Equity Residential	33,781	1,961,325
General Growth Properties Inc.	47,581	1,081,040
Health Care REIT Inc.[b]	27,505	2,062,050
Public Storage	15,213	2,510,145
Simon Property Group Inc.	33,717	6,003,986
Ventas Inc.	30,799	2,452,524

		22,918,108
RETAIL — 10.44%
AutoZone Inc.[a]	3,830	1,566,815
Bed Bath & Beyond Inc.[a,b]	23,832	1,639,642
Costco Wholesale Corp.	45,975	4,985,069
Dollar General Corp.[a]	31,898	1,661,567
Home Depot Inc. (The)	157,787	11,573,676
L Brands Inc.	25,309	1,275,827
McDonald’s Corp.	105,825	10,808,965
Ross Stores Inc.	23,514	1,553,570
Starbucks Corp.	79,079	4,811,166

Security	Shares	Value

TJX Companies Inc. (The)	76,964	$3,753,534
Yum! Brands Inc.	47,571	3,240,537

		46,870,368
SEMICONDUCTORS — 2.93%
Broadcom Corp. Class A	55,209	1,987,524
QUALCOMM Inc.	181,315	11,172,630

		13,160,154
SOFTWARE — 4.76%
Adobe Systems Inc.[a]	52,625	2,372,335
Cerner Corp.[a,b]	15,478	1,497,806
Intuit Inc.	29,384	1,752,462
Oracle Corp.	389,698	12,774,300
Salesforce.com Inc.[a,b]	56,868	2,337,844
VMware Inc. Class Aa	9,066	639,153

		21,373,900
TELECOMMUNICATIONS — 0.90%
Crown Castle International Corp.[a]	30,929	2,381,533
Motorola Solutions Inc.	29,103	1,664,692

		4,046,225
TRANSPORTATION — 1.63%
Union Pacific Corp.	49,526	7,327,867

		7,327,867

TOTAL COMMON STOCKS
(Cost: $326,067,370)		448,392,355

SHORT-TERM INVESTMENTS — 1.95%

MONEY MARKET FUNDS — 1.95%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	7,709,971	7,709,971
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	535,771	535,771
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	512,888	512,888

		8,758,630

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,758,630)		8,758,630

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 101.82%
(Cost: $334,826,000)	$457,150,985
Other Assets, Less Liabilities — (1.82)%	(8,173,360)

NET ASSETS — 100.00%	$448,977,625

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.95%

AEROSPACE & DEFENSE — 2.15%
General Dynamics Corp.	20,847	$1,541,844
Lockheed Martin Corp.	16,794	1,664,118
Northrop Grumman Corp.	14,861	1,125,572
Raytheon Co.	20,384	1,251,170

		5,582,704
AGRICULTURE — 2.31%
Altria Group Inc.	126,025	4,601,173
Archer-Daniels-Midland Co.	41,340	1,403,079

		6,004,252
AUTO MANUFACTURERS — 1.87%
Ford Motor Co.	245,939	3,371,823
General Motors Co.[a]	48,001	1,480,351

		4,852,174
AUTO PARTS & EQUIPMENT — 0.58%
Johnson Controls Inc.	42,941	1,503,364

		1,503,364
BANKS — 17.29%
Bank of America Corp.	678,470	8,351,966
Bank of New York Mellon Corp. (The)	72,955	2,058,790
Capital One Financial Corp.	36,509	2,109,490
Citigroup Inc.	190,541	8,890,643
Fifth Third Bancorp	54,883	934,657
Goldman Sachs Group Inc. (The)	27,438	4,007,869
J.P. Morgan Chase & Co.	239,996	11,762,204
Morgan Stanley	86,084	1,906,761
PNC Financial Services Group Inc. (The)[b]	33,135	2,249,204
State Street Corp.	28,655	1,675,458
SunTrust Banks Inc.	33,794	988,474

		44,935,516
CHEMICALS — 1.27%
CF Industries Holdings Inc.	3,953	737,274
Dow Chemical Co. (The)	75,518	2,560,815

		3,298,089
COMPUTERS — 1.44%
Dell Inc.	91,485	1,225,899
Hewlett-Packard Co.	122,443	2,522,326

		3,748,225
ELECTRIC — 6.94%
American Electric Power Co. Inc.	30,470	1,567,072
Consolidated Edison Inc.	18,351	1,168,041

Security	Shares	Value

Duke Energy Corp.	44,185	$3,322,712
Edison International	20,418	1,098,488
Entergy Corp.	11,173	795,853
Exelon Corp.	53,613	2,011,024
FirstEnergy Corp.	26,200	1,220,920
NextEra Energy Inc.	26,578	2,180,193
PG&E Corp.	27,473	1,330,792
PPL Corp.	36,515	1,218,871
Public Service Enterprise Group Inc.	31,701	1,160,574
Xcel Energy Inc.	30,617	973,314

		18,047,854
ENVIRONMENTAL CONTROL — 0.43%
Waste Management Inc.	27,404	1,123,016

		1,123,016
FOOD — 0.43%
Kroger Co. (The)	32,486	1,116,869

		1,116,869
FOREST PRODUCTS & PAPER — 0.50%
International Paper Co.	27,637	1,298,386

		1,298,386
GAS — 0.45%
Sempra Energy	14,175	1,174,399

		1,174,399
HEALTH CARE — PRODUCTS — 0.44%
Becton, Dickinson and Co.	12,152	1,145,934

		1,145,934
HEALTH CARE — SERVICES — 1.45%
Aetna Inc.	20,550	1,180,392
Cigna Corp.	17,916	1,185,502
WellPoint Inc.	19,084	1,391,605

		3,757,499
INSURANCE — 5.87%
ACE Ltd.	21,277	1,896,632
Aflac Inc.	29,348	1,597,705
Allstate Corp. (The)	29,958	1,475,731
American International Group Inc.[a]	92,571	3,834,291
MetLife Inc.	68,572	2,673,622
Prudential Financial Inc.	29,163	1,762,028
Travelers Companies Inc. (The)	23,699	2,024,132

		15,264,141
MANUFACTURING — 6.29%
Eaton Corp. PLC	29,544	1,814,297
General Electric Co.	652,009	14,533,281

		16,347,578

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

MEDIA — 0.31%
Liberty Media Corp.[a]	7,003	$804,505

		804,505
MINING — 1.08%
Freeport-McMoRan Copper & Gold Inc.	59,544	1,811,924
Newmont Mining Corp.	31,132	1,008,677

		2,820,601
OIL & GAS — 21.47%
Apache Corp.	24,567	1,815,010
Chevron Corp.	121,815	14,862,648
ConocoPhillips	76,561	4,628,113
Devon Energy Corp.	23,654	1,302,389
Exxon Mobil Corp.	280,941	25,000,940
Hess Corp.	18,612	1,343,414
Marathon Oil Corp.	44,420	1,451,201
Marathon Petroleum Corp.	20,787	1,628,869
Phillips 66	38,971	2,375,282
Valero Energy Corp.	34,702	1,399,185

		55,807,051
PHARMACEUTICALS — 10.16%
Cardinal Health Inc.	21,373	945,114
Eli Lilly and Co.	62,596	3,466,566
Merck & Co. Inc.	189,514	8,907,158
Pfizer Inc.	450,780	13,104,175

		26,423,013
REAL ESTATE INVESTMENT TRUSTS — 0.37%
Annaly Capital Management Inc.[c]	61,133	974,460

		974,460
RETAIL — 1.03%
Walgreen Co.	53,928	2,669,975

		2,669,975
SEMICONDUCTORS — 2.86%
Intel Corp.	310,132	7,427,661

		7,427,661
TELECOMMUNICATIONS — 12.96%
AT&T Inc.	344,344	12,899,126
CenturyLink Inc.	39,268	1,475,299
Cisco Systems Inc.	334,334	6,994,267
Corning Inc.	92,243	1,337,524
Sprint Nextel Corp.[a]	188,981	1,332,316

Security	Shares	Value

Verizon Communications Inc.	179,225	$9,662,020

		33,700,552

TOTAL COMMON STOCKS
(Cost: $220,770,836)		259,827,818

SHORT-TERM INVESTMENTS — 0.13%

MONEY MARKET FUNDS — 0.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,d,e]	65,335	65,335
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,d,e]	4,540	4,540
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,d]	263,423	263,423

		333,298

TOTAL SHORT-TERM INVESTMENTS
(Cost: $333,298)		333,298

TOTAL INVESTMENTS IN SECURITIES — 100.08%
(Cost: $221,104,134)		260,161,116
Other Assets, Less Liabilities — (0.08)%		(196,177)

NET ASSETS — 100.00%		$259,964,939

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.84%

ADVERTISING — 0.74%
Interpublic Group of Companies Inc. (The)	71,515	$989,768
Lamar Advertising Co. Class Aa	9,577	448,395

		1,438,163
AEROSPACE & DEFENSE — 0.35%
Triumph Group Inc.	8,671	692,813

		692,813
AIRLINES — 0.88%
Southwest Airlines Co.	125,616	1,720,939

		1,720,939
APPAREL — 0.73%
Carter’s Inc.[a]	8,857	579,159
Hanesbrands Inc.[a]	16,993	852,369

		1,431,528
AUTO PARTS & EQUIPMENT — 0.40%
WABCO Holdings Inc.[a]	10,917	788,535

		788,535
BANKS — 2.02%
CIT Group Inc.[a]	34,659	1,473,354
First Republic Bank	11,813	448,658
Northern Trust Corp.	37,532	2,023,725

		3,945,737
BEVERAGES — 3.30%
Beam Inc.	27,656	1,789,620
Coca-Cola Enterprises Inc.	45,270	1,658,240
Constellation Brands Inc. Class Aa	26,315	1,298,645
Dr Pepper Snapple Group Inc.	35,132	1,715,496

		6,462,001
BIOTECHNOLOGY — 1.33%
Bio-Rad Laboratories Inc. Class Aa	3,479	416,610
Life Technologies Corp.[a]	29,676	2,186,825

		2,603,435
BUILDING MATERIALS — 1.18%
Masco Corp.	61,551	1,196,551
Vulcan Materials Co.	22,424	1,118,509

		2,315,060
CHEMICALS — 3.43%
Airgas Inc.	11,798	1,140,277
Albemarle Corp.	15,348	940,065
International Flavors & Fragrances Inc.	14,086	1,087,298

Security	Shares	Value

NewMarket Corp.	1,863	$500,588
Rockwood Holdings Inc.	13,558	879,779
Valspar Corp. (The)	14,453	922,390
W.R. Grace & Co.[a]	12,273	946,371
Westlake Chemical Corp.	3,490	290,159

		6,706,927
COAL — 1.16%
CONSOL Energy Inc.	39,375	1,324,575
Peabody Energy Corp.	46,580	934,395

		2,258,970
COMMERCIAL SERVICES — 5.02%
ADT Corp. (The)	39,054	1,704,317
Equifax Inc.	20,797	1,272,776
Global Payments Inc.	13,607	631,365
Hertz Global Holdings Inc.[a]	63,963	1,540,229
Quanta Services Inc.[a]	36,821	1,011,841
SEI Investments Co.	23,275	667,061
Service Corp. International	36,494	616,019
Total System Services Inc.	27,762	655,738
Towers Watson & Co. Class A	9,755	711,335
United Rentals Inc.[a,b]	16,072	845,548
Vantiv Inc. Class Aa,b	7,519	169,403

		9,825,632
COMPUTERS — 0.48%
Synopsys Inc.[a]	26,573	945,202

		945,202
DISTRIBUTION & WHOLESALE — 1.32%
Genuine Parts Co.	26,707	2,038,545
WESCO International Inc.[a,b]	7,590	544,127

		2,582,672
DIVERSIFIED FINANCIAL SERVICES — 2.94%
Eaton Vance Corp. NVS	21,895	873,173
Invesco Ltd.	76,033	2,413,288
LPL Financial Holdings Inc.	6,472	223,672
Raymond James Financial Inc.	19,519	808,477
TD Ameritrade Holding Corp.	39,853	793,473
Waddell & Reed Financial Inc. Class A	14,829	635,719

		5,747,802
ELECTRIC — 2.10%
Calpine Corp.[a]	66,144	1,437,309
National Fuel Gas Co.	14,413	903,983
Wisconsin Energy Corp.	39,508	1,775,490

		4,116,782

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2013

Security	Shares	Value

ELECTRICAL COMPONENTS & EQUIPMENT — 0.45%
Hubbell Inc. Class B	9,221	$884,847

		884,847
ELECTRONICS — 0.62%
FLIR Systems Inc.	25,057	609,135
PerkinElmer Inc.	19,658	602,518

		1,211,653
ENGINEERING & CONSTRUCTION — 1.40%
Fluor Corp.	28,032	1,597,263
Jacobs Engineering Group Inc.[a]	22,504	1,136,002

		2,733,265
ENTERTAINMENT — 1.21%
Dolby Laboratories Inc. Class A	8,309	272,951
International Game Technology	45,694	774,513
Penn National Gaming Inc.[a]	11,552	676,369
Six Flags Entertainment Corp.	8,746	637,321

		2,361,154
FOOD — 3.13%
Flowers Foods Inc.	19,841	653,563
Hormel Foods Corp.	23,230	958,702
Ingredion Inc.	13,350	961,333
J.M. Smucker Co. (The)	18,502	1,909,961
McCormick & Co. Inc. NVS	22,891	1,646,779

		6,130,338
FOREST PRODUCTS & PAPER — 0.54%
MeadWestvaco Corp.	30,334	1,045,916

		1,045,916
HAND & MACHINE TOOLS — 2.20%
Lincoln Electric Holdings Inc.	14,334	756,262
Regal Beloit Corp.	7,773	611,113
Snap-on Inc.	10,065	867,603
Stanley Black & Decker Inc.	27,633	2,067,225

		4,302,203
HEALTH CARE — PRODUCTS — 4.67%
C.R. Bard Inc.	13,130	1,304,597
CareFusion Corp.[a]	38,420	1,284,765
Henry Schein Inc.[a,b]	15,114	1,366,305
Hologic Inc.[a]	46,237	941,848
St. Jude Medical Inc.	48,782	2,010,794
Zimmer Holdings Inc.	29,204	2,232,646

		9,140,955

Security	Shares	Value

HEALTH CARE — SERVICES — 1.52%
Covance Inc.[a,b]	9,526	$710,259
Laboratory Corp. of America Holdings[a]	16,067	1,500,015
MEDNAX Inc.[a]	8,644	766,982

		2,977,256
HOME BUILDERS — 2.33%
D.R. Horton Inc.	48,263	1,258,699
Lennar Corp. Class A	28,503	1,174,894
PulteGroup Inc.[a]	58,730	1,232,743
Toll Brothers Inc.[a]	25,998	891,991

		4,558,327
HOME FURNISHINGS — 0.27%
Harman International Industries Inc.	11,775	526,460

		526,460
HOUSEHOLD PRODUCTS & WARES — 1.00%
Clorox Co. (The)	22,587	1,948,129

		1,948,129
INSURANCE — 2.58%
Arch Capital Group Ltd.[a]	23,107	1,226,058
Arthur J. Gallagher & Co.	21,749	923,245
Brown & Brown Inc.	20,460	634,056
Erie Indemnity Co. Class A	4,437	353,052
ProAssurance Corp.	10,669	522,674
W.R. Berkley Corp.	19,017	825,718
White Mountains Insurance Group Ltd.	959	554,599

		5,039,402
INTERNET — 1.96%
Expedia Inc.	16,137	901,090
Symantec Corp.[a]	120,754	2,934,322

		3,835,412
IRON & STEEL — 1.50%
Allegheny Technologies Inc.	18,623	502,448
Nucor Corp.	55,814	2,434,607

		2,937,055
LODGING — 1.19%
MGM Resorts International[a,b]	64,253	907,253
Wyndham Worldwide Corp.	23,579	1,416,626

		2,323,879
MACHINERY — 3.82%
AGCO Corp.	16,762	892,576
Babcock & Wilcox Co. (The)	20,558	559,178
Flowserve Corp.	8,305	1,313,187
IDEX Corp.	14,261	742,000

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2013

Security	Shares	Value

Joy Global Inc.	18,342	$1,036,690
Rockwell Automation Inc.	24,109	2,043,961
Xylem Inc.	32,166	892,606

		7,480,198
MANUFACTURING — 3.43%
AptarGroup Inc.	11,444	642,009
Carlisle Companies Inc.	10,968	711,494
Dover Corp.	30,122	2,077,816
Leggett & Platt Inc.	24,672	795,425
Pall Corp.	19,175	1,279,164
Textron Inc.	46,859	1,206,619

		6,712,527
MEDIA — 0.75%
Charter Communications Inc. Class Aa	14,501	1,460,831

		1,460,831
OIL & GAS — 3.69%
Denbury Resources Inc.[a]	64,478	1,153,512
Diamond Offshore Drilling Inc.	12,012	830,029
Energy XXI (Bermuda) Ltd.	13,773	313,198
HollyFrontier Corp.	35,109	1,736,140
Plains Exploration & Production Co.[a]	22,281	1,007,101
Rowan Companies PLC[a]	21,461	698,126
Ultra Petroleum Corp.[a]	26,438	565,773
Whiting Petroleum Corp.[a]	20,320	904,240

		7,208,119
OIL & GAS SERVICES — 0.82%
Oil States International Inc.[a]	9,483	847,401
Superior Energy Services Inc.[a]	27,560	760,380

		1,607,781
PACKAGING & CONTAINERS — 0.77%
Ball Corp.	25,800	1,138,296
Silgan Holdings Inc.	7,863	376,402

		1,514,698
PHARMACEUTICALS — 1.47%
Actavis Inc.[a]	22,046	2,330,924
Patterson Companies Inc.	14,519	550,996

		2,881,920
PIPELINES — 0.93%
ONEOK Inc.	35,356	1,815,884

		1,815,884
REAL ESTATE — 0.62%
Forest City Enterprises Inc. Class Aa	24,547	458,293
Jones Lang LaSalle Inc.	7,610	753,542

		1,211,835

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 9.37%
Apartment Investment and Management Co. Class A	25,214	$784,408
BRE Properties Inc. Class A	13,329	672,848
Corrections Corp. of America	17,345	627,889
DDR Corp.[b]	42,476	779,010
Douglas Emmett Inc.	22,713	594,399
Duke Realty Corp.	55,576	980,361
Federal Realty Investment Trust	11,209	1,311,565
Home Properties Inc.[b]	8,909	574,274
Kimco Realty Corp.	70,375	1,673,517
Liberty Property Trust[b]	20,663	888,302
National Retail Properties Inc.[b]	20,010	793,997
Plum Creek Timber Co. Inc.[b]	28,014	1,443,842
Rayonier Inc.	21,522	1,278,837
Realty Income Corp.	33,475	1,706,221
Regency Centers Corp.	15,619	878,725
SL Green Realty Corp.	15,735	1,427,164
Taubman Centers Inc.	9,953	851,081
UDR Inc.	43,189	1,061,586

		18,328,026
RETAIL — 4.79%
Advance Auto Parts Inc.	12,723	1,067,205
American Eagle Outfitters Inc.	31,133	605,537
Ascena Retail Group Inc.[a]	22,090	408,665
AutoNation Inc.[a]	6,759	307,602
Cabela’s Inc.[a,b]	7,994	513,215
CarMax Inc.[a]	39,366	1,812,411
Family Dollar Stores Inc.	16,603	1,018,926
Foot Locker Inc.	26,041	908,050
Nordstrom Inc.	25,840	1,462,286
Nu Skin Enterprises Inc. Class A	9,198	466,614
Williams-Sonoma Inc.	14,911	800,422

		9,370,933
SAVINGS & LOANS — 0.39%
People’s United Financial Inc.	58,526	770,202

		770,202
SEMICONDUCTORS — 7.70%
Analog Devices Inc.	53,800	2,366,662
Avago Technologies Ltd.	37,402	1,195,368
Lam Research Corp.[a]	28,032	1,295,639
Linear Technology Corp.	40,130	1,464,745
LSI Corp.[a]	95,023	621,450
Marvell Technology Group Ltd.	79,511	855,538

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID CORE INDEX FUND

April 30, 2013

Security	Shares	Value

Maxim Integrated Products Inc.	50,461	$1,560,759
Microchip Technology Inc.	33,728	1,228,374
NVIDIA Corp.	107,845	1,485,026
Skyworks Solutions Inc.[a]	33,180	732,283
Teradyne Inc.[a,b]	32,903	540,925
Xilinx Inc.	45,120	1,710,499

		15,057,268
SOFTWARE — 2.90%
Activision Blizzard Inc.	73,094	1,092,755
BMC Software Inc.[a]	22,705	1,032,624
Broadridge Financial Solutions Inc.	21,156	532,708
Electronic Arts Inc.[a]	51,848	913,043
Fiserv Inc.[a]	23,025	2,097,808

		5,668,938
TELECOMMUNICATIONS — 0.99%
Amdocs Ltd.	27,944	997,601
Clearwire Corp. Class Aa	76,755	257,897
MetroPCS Communications Inc.[a]	57,234	677,650

		1,933,148
TEXTILES — 0.99%
Cintas Corp.	18,109	812,551
Mohawk Industries Inc.[a]	10,056	1,115,009

		1,927,560
TOYS, GAMES & HOBBIES — 1.41%
Mattel Inc.	60,459	2,760,558

		2,760,558
WATER — 1.05%
American Water Works Co. Inc.	30,513	1,277,885
Aqua America Inc.	24,269	770,055

		2,047,940

TOTAL COMMON STOCKS
(Cost: $160,645,375)		195,296,815

SHORT-TERM INVESTMENTS — 3.39%

MONEY MARKET FUNDS — 3.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	6,088,754	6,088,754
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	423,111	423,111

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	115,906	$115,906

		6,627,771

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,627,771)		6,627,771

TOTAL INVESTMENTS IN SECURITIES — 103.23%
(Cost: $167,273,146)		201,924,586
Other Assets, Less Liabilities — (3.23)%		(6,319,967)

NET ASSETS — 100.00%		$195,604,619

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.97%

AEROSPACE & DEFENSE — 1.11%
B/E Aerospace Inc.[a]	14,685	$921,337
TransDigm Group Inc.	6,349	932,033

		1,853,370
APPAREL — 1.21%
Michael Kors Holdings Ltd.[a]	24,703	1,406,589
Under Armour Inc. Class Aa,b	10,846	619,089

		2,025,678
AUTO MANUFACTURERS — 0.32%
Tesla Motors Inc.[a,b]	10,044	542,276

		542,276
AUTO PARTS & EQUIPMENT — 0.76%
BorgWarner Inc.[a]	16,230	1,268,699

		1,268,699
BANKS — 0.28%
Signature Bank[a]	6,479	463,961

		463,961
BEVERAGES — 1.28%
Green Mountain Coffee Roasters Inc.[a,b]	17,338	995,201
Monster Beverage Corp.[a]	20,207	1,139,675

		2,134,876
BIOTECHNOLOGY — 2.67%
ARIAD Pharmaceuticals Inc.[a]	25,416	454,184
Illumina Inc.[a]	17,399	1,125,542
Seattle Genetics Inc.[a,b]	14,534	537,031
Vertex Pharmaceuticals Inc.[a]	30,600	2,350,692

		4,467,449
BUILDING MATERIALS — 1.40%
Armstrong World Industries Inc.[a]	2,992	152,712
Fortune Brands Home & Security Inc.[a]	23,023	837,807
Martin Marietta Materials Inc.	6,421	648,457
Owens Corning[a]	16,618	698,953

		2,337,929
CHEMICALS — 1.50%
FMC Corp.	19,299	1,171,449
Sigma-Aldrich Corp.	16,907	1,330,412

		2,501,861
COMMERCIAL SERVICES — 6.06%
Alliance Data Systems Corp.[a]	7,002	1,202,734
FleetCor Technologies Inc.[a]	9,620	739,778
Gartner Inc.[a]	13,102	757,951

Security	Shares	Value

Genpact Ltd.	18,967	$352,786
Iron Mountain Inc.	23,472	888,650
Moody’s Corp.	27,190	1,654,511
Morningstar Inc.	3,198	211,100
Paychex Inc.	45,375	1,652,104
Robert Half International Inc.	19,532	641,040
Rollins Inc.	9,285	225,811
Verisk Analytics Inc. Class Aa	20,327	1,245,842
Weight Watchers International Inc.	3,777	159,276
WEX Inc.[a]	5,425	411,106

		10,142,689
COMPUTERS — 4.58%
Cadence Design Systems Inc.[a]	39,560	545,928
Fortinet Inc.[a]	18,617	334,361
IHS Inc. Class Aa	7,019	683,861
Jack Henry & Associates Inc.	12,085	560,744
MICROS Systems Inc.[a]	11,165	473,508
NetApp Inc.[a]	50,530	1,762,992
Riverbed Technology Inc.[a]	23,000	341,780
SanDisk Corp.[a]	33,921	1,778,817
Teradata Corp.[a]	23,274	1,188,603

		7,670,594
DISTRIBUTION & WHOLESALE — 1.04%
Fossil Inc.[a]	7,481	734,036
LKQ Corp.[a]	41,833	1,007,338

		1,741,374
DIVERSIFIED FINANCIAL SERVICES — 2.09%
Affiliated Managers Group Inc.[a]	7,378	1,148,607
IntercontinentalExchange Inc.[a]	10,179	1,658,464
Nationstar Mortgage Holdings Inc.[a,b]	2,427	89,241
Ocwen Financial Corp.[a]	16,321	597,022

		3,493,334
ELECTRIC — 0.40%
ITC Holdings Corp.	7,241	667,765

		667,765
ELECTRICAL COMPONENTS & EQUIPMENT — 0.83%
AMETEK Inc.	34,150	1,390,246

		1,390,246
ELECTRONICS — 3.36%
Amphenol Corp. Class A	22,383	1,690,364
Mettler-Toledo International Inc.[a,b]	4,248	887,662
National Instruments Corp.	13,361	365,156
Sensata Technologies Holding NVa	16,004	535,334
Trimble Navigation Ltd.[a]	35,812	1,029,237

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

Waters Corp.[a]	12,049	$1,113,328

		5,621,081
ENTERTAINMENT — 0.31%
Madison Square Garden Inc. Class Aa	8,553	515,489

		515,489
ENVIRONMENTAL CONTROL — 1.42%
Clean Harbors Inc.[a]	7,425	423,002
Stericycle Inc.[a]	12,064	1,306,773
Waste Connections Inc.	17,254	654,789

		2,384,564
HEALTH CARE — PRODUCTS — 2.98%
Cooper Companies Inc. (The)	6,768	747,187
Edwards Lifesciences Corp.[a]	16,017	1,021,725
IDEXX Laboratories Inc.[a]	7,640	672,014
ResMed Inc.	20,132	966,739
Sirona Dental Systems Inc.[a]	7,952	584,790
Varian Medical Systems Inc.[a]	15,303	996,837

		4,989,292
HEALTH CARE — SERVICES — 1.05%
Brookdale Senior Living Inc.[a]	13,723	353,916
DaVita HealthCare Partners Inc.[a]	11,822	1,402,680

		1,756,596
HOME BUILDERS — 0.40%
NVR Inc.[a]	658	677,740

		677,740
HOUSEHOLD PRODUCTS & WARES — 0.74%
Church & Dwight Co. Inc.	19,366	1,237,294

		1,237,294
INSURANCE — 0.58%
Markel Corp.[a]	1,816	973,830

		973,830
INTERNET — 5.80%
Equinix Inc.[a]	6,836	1,463,588
F5 Networks Inc.[a]	11,015	841,876
Groupon Inc.[a]	37,340	227,774
IAC/InterActiveCorp	10,839	510,192
LinkedIn Corp. Class Aa	9,632	1,850,211
Netflix Inc.[a,b]	7,847	1,695,501
Rackspace Hosting Inc.[a]	15,465	745,413
Splunk Inc.[a]	3,702	151,042
TIBCO Software Inc.[a]	21,803	423,196
TripAdvisor Inc.[a]	15,440	811,835

Security	Shares	Value

VeriSign Inc.[a]	21,394	$985,622

		9,706,250
IRON & STEEL — 0.17%
Carpenter Technology Corp.	6,241	280,595

		280,595
LEISURE TIME — 1.56%
Harley-Davidson Inc.	31,684	1,731,531
Norwegian Cruise Line Holdings Ltd.[a]	3,449	106,954
Polaris Industries Inc.	8,918	768,642

		2,607,127
LODGING — 2.12%
Hyatt Hotels Corp. Class Aa	7,679	327,740
Marriott International Inc. Class A	34,201	1,472,695
Starwood Hotels & Resorts Worldwide Inc.	27,153	1,751,911

		3,552,346
MACHINERY — 2.05%
Graco Inc.	8,548	517,410
Nordson Corp.	7,965	553,488
Roper Industries Inc.	13,864	1,658,828
Wabtec Corp.	6,683	701,314

		3,431,040
MANUFACTURING — 0.67%
Colfax Corp.[a]	9,353	436,505
Donaldson Co. Inc.	18,879	686,818

		1,123,323
MEDIA — 2.47%
AMC Networks Inc. Class Aa	8,100	510,381
FactSet Research Systems Inc.	5,704	536,575
Nielsen Holdings NV	23,548	815,232
Scripps Networks Interactive Inc. Class A	12,059	802,888
Sirius XM Radio Inc.	450,573	1,464,362

		4,129,438
METAL FABRICATE & HARDWARE — 0.29%
Valmont Industries Inc.	3,290	479,452

		479,452
MINING — 0.38%
Allied Nevada Gold Corp.[a]	11,556	123,649
Royal Gold Inc.	9,131	507,501

		631,150

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

OIL & GAS — 7.11%
Cabot Oil & Gas Corp.	29,514	$2,008,428
Cheniere Energy Inc.[a]	31,293	891,225
Cobalt International Energy Inc.[a]	24,766	691,962
Concho Resources Inc.[a]	14,658	1,262,494
EQT Corp.	21,093	1,584,506
Laredo Petroleum Holdings Inc.[a]	3,262	56,106
Oasis Petroleum Inc.[a]	9,915	339,390
QEP Resources Inc.	25,039	718,870
Range Resources Corp.	22,823	1,677,947
SandRidge Energy Inc.[a,b]	49,257	253,181
SM Energy Co.	9,277	565,897
Southwestern Energy Co.[a]	49,224	1,841,962

		11,891,968
OIL & GAS SERVICES — 4.17%
Cameron International Corp.[a]	34,762	2,139,601
Core Laboratories NV	6,481	938,319
Dresser-Rand Group Inc.[a]	10,650	592,247
Dril-Quip Inc.[a]	5,095	426,503
FMC Technologies Inc.[a]	33,344	1,810,579
Oceaneering International Inc.	15,177	1,064,970

		6,972,219
PHARMACEUTICALS — 4.69%
BioMarin Pharmaceutical Inc.[a]	18,815	1,234,264
DENTSPLY International Inc.	20,026	848,101
Forest Laboratories Inc.[a]	32,889	1,230,378
Herbalife Ltd.[b]	14,418	572,539
Jazz Pharmaceuticals PLC[a]	7,009	408,975
Medivation Inc.[a]	10,423	549,396
Onyx Pharmaceuticals Inc.[a]	10,088	956,343
Perrigo Co.	12,374	1,477,579
Pharmacyclics Inc.[a]	7,020	572,130

		7,849,705
REAL ESTATE — 0.62%
CBRE Group Inc. Class Aa	42,674	1,033,564

		1,033,564
REAL ESTATE INVESTMENT TRUSTS — 5.35%
American Campus Communities Inc.	14,706	656,476
Camden Property Trust	11,845	856,867
Digital Realty Trust Inc.[b]	17,563	1,238,543
Equity Lifestyle Properties, Inc.	5,443	442,244
Essex Property Trust Inc.	5,313	834,407
Extra Space Storage Inc.	14,417	628,293
Host Hotels & Resorts Inc.[b]	101,902	1,861,749

Security	Shares	Value

Kilroy Realty Corp.	10,538	$596,345
Macerich Co. (The)[b]	19,280	1,350,564
Tanger Factory Outlet Centers Inc.	13,174	489,019

		8,954,507
RETAIL — 9.79%
Chico’s FAS Inc.	23,321	426,075
Chipotle Mexican Grill Inc.[a]	4,347	1,578,787
Copart Inc.[a]	14,885	524,696
Dick’s Sporting Goods Inc.	13,724	660,124
Dollar Tree Inc.[a]	31,860	1,515,262
Dunkin’ Brands Group Inc.	10,285	399,161
GNC Holdings Inc. Class A	10,302	466,990
HSN Inc.	5,199	273,363
Lululemon Athletica Inc.[a,b]	14,134	1,076,021
MSC Industrial Direct Co. Inc. Class A	6,554	516,455
O’Reilly Automotive Inc.[a]	15,599	1,674,085
Panera Bread Co. Class Aa	3,931	696,691
PetSmart Inc.	15,069	1,028,309
PVH Corp.	10,965	1,265,471
Sally Beauty Holdings Inc.[a]	21,739	653,474
Tiffany & Co.	16,690	1,229,719
Tractor Supply Co.	9,707	1,040,299
Ulta Salon, Cosmetics & Fragrance Inc.[a]	8,301	727,583
Urban Outfitters Inc.[a]	15,320	634,861

		16,387,426
SAVINGS & LOANS — 0.07%
TFS Financial Corp.[a]	11,349	123,364

		123,364
SEMICONDUCTORS — 2.17%
Altera Corp.	44,794	1,433,856
Cree Inc.[a]	16,383	926,786
KLA-Tencor Corp.	23,316	1,264,893

		3,625,535
SOFTWARE — 6.71%
Akamai Technologies Inc.[a]	24,917	1,094,105
ANSYS Inc.[a]	13,046	1,054,900
Autodesk Inc.[a]	31,477	1,239,564
Check Point Software Technologies Ltd.[a,b]	22,138	1,032,074
Citrix Systems Inc.[a]	26,131	1,624,564
Concur Technologies Inc.[a]	6,372	465,857
Informatica Corp.[a]	15,121	497,934
MSCI Inc. Class Aa	16,816	573,426

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

NetSuite Inc.[a]	3,908	$343,748
Nuance Communications Inc.[a]	35,467	675,292
Red Hat Inc.[a]	27,097	1,298,759
SolarWinds Inc.[a]	8,654	440,056
Solera Holdings Inc.	9,664	556,453
VeriFone Systems Inc.[a]	15,078	323,875

		11,220,607
TELECOMMUNICATIONS — 3.51%
IPG Photonics Corp.	4,040	257,267
Juniper Networks Inc.[a]	72,236	1,195,506
Level 3 Communications Inc.[a]	22,619	455,320
Palo Alto Networks Inc.[a]	4,606	249,185
SBA Communications Corp. Class Aa	17,718	1,399,545
tw telecom inc.[a]	21,309	577,048
Virgin Media Inc.	35,495	1,731,446

		5,865,317
TRANSPORTATION — 3.90%
C.H. Robinson Worldwide Inc.	22,591	1,341,680
Expeditors International of Washington Inc.	28,964	1,040,677
Genesee & Wyoming Inc. Class Aa,b	6,916	589,243
J.B. Hunt Transport Services Inc.	12,691	901,949
Kansas City Southern Industries Inc.	15,435	1,683,495
Kirby Corp.[a]	7,940	594,627
Old Dominion Freight Line Inc.[a]	9,888	380,688

		6,532,359

TOTAL COMMON STOCKS
(Cost: $132,566,746)		167,255,279

SHORT-TERM INVESTMENTS — 5.72%

MONEY MARKET FUNDS — 5.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	8,886,105	8,886,105
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	617,501	617,501
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	68,202	68,202

		9,571,808

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,571,808)		9,571,808

Value

TOTAL INVESTMENTS IN SECURITIES — 105.69%
(Cost: $142,138,554)	$176,827,087
Other Assets, Less Liabilities — (5.69)%	(9,513,750)

NET ASSETS — 100.00%	$167,313,337

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.92%

AEROSPACE & DEFENSE — 1.34%
L-3 Communications Holdings Inc.	9,082	$737,913
Rockwell Collins Inc.	13,797	868,107

		1,606,020
AGRICULTURE — 0.89%
Bunge Ltd.	14,781	1,067,336

		1,067,336
AIRLINES — 2.13%
Delta Air Lines Inc.[a]	86,118	1,476,062
United Continental Holdings Inc.[a,b]	33,652	1,086,960

		2,563,022
AUTO PARTS & EQUIPMENT — 3.02%
Autoliv Inc.[b]	9,649	737,377
Delphi Automotive PLC	29,655	1,370,357
Goodyear Tire & Rubber Co. (The)[a]	24,850	310,501
Lear Corp.	9,689	559,830
TRW Automotive Holdings Corp.[a]	10,845	651,459

		3,629,524
BANKS — 4.66%
BOK Financial Corp.	2,682	167,598
City National Corp.	4,792	274,246
Comerica Inc.	18,960	687,300
Commerce Bancshares Inc.	7,800	312,858
Cullen/Frost Bankers Inc.	6,229	376,294
East West Bancorp Inc.	14,175	344,878
Hancock Holding Co.	8,574	233,813
Huntington Bancshares Inc.	85,046	609,780
KeyCorp	93,330	930,500
Regions Financial Corp.	142,960	1,213,731
Zions Bancorp	18,649	459,138

		5,610,136
BEVERAGES — 0.68%
Molson Coors Brewing Co. Class B NVS	15,767	813,577

		813,577
BUILDING MATERIALS — 0.19%
USG Corp.[a]	8,696	226,009

		226,009
CHEMICALS — 2.99%
Ashland Inc.	7,420	632,258
Celanese Corp. Series A	16,130	796,983
Cytec Industries Inc.	4,539	330,712

Security	Shares	Value

Eastman Chemical Co.	15,574	$1,038,007
Huntsman Corp.	19,430	366,450
RPM International Inc.	13,396	434,030

		3,598,440
COMMERCIAL SERVICES — 2.04%
H&R Block Inc.	27,408	760,298
Manpowergroup Inc.	7,782	413,691
SAIC Inc.	28,722	429,106
Western Union Co.	57,459	850,968

		2,454,063
COMPUTERS — 2.97%
Computer Sciences Corp.	15,506	726,456
NCR Corp.[a]	16,576	452,028
Seagate Technology PLC	32,306	1,185,630
Western Digital Corp.	21,910	1,211,185

		3,575,299
COSMETICS & PERSONAL CARE — 0.84%
Avon Products Inc.	43,738	1,012,972

		1,012,972
DISTRIBUTION & WHOLESALE — 0.35%
Arrow Electronics Inc.[a]	10,731	420,977

		420,977
DIVERSIFIED FINANCIAL SERVICES — 3.45%
Ameriprise Financial Inc.	20,575	1,533,455
Legg Mason Inc.	11,622	370,277
NASDAQ OMX Group Inc. (The)	11,911	351,136
NYSE Euronext Inc.	24,549	952,747
SLM Corp.	45,871	947,236

		4,154,851
ELECTRIC — 10.15%
AES Corp. (The)	62,533	866,707
Alliant Energy Corp.	11,210	599,847
Ameren Corp.	24,512	888,560
CMS Energy Corp.	26,756	801,075
DTE Energy Co.	17,451	1,271,829
Great Plains Energy Inc.	15,548	375,173
Integrys Energy Group Inc.	7,938	488,663
MDU Resources Group Inc.	19,120	477,044
Northeast Utilities	31,787	1,440,905
NRG Energy Inc.	32,647	909,872
NV Energy Inc.	23,733	513,345
OGE Energy Corp.	9,981	722,924
Pepco Holdings Inc.	25,121	567,735
Pinnacle West Capital Corp.	11,089	675,320

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

SCANA Corp.	14,052	$761,618
TECO Energy Inc.	20,677	395,551
Westar Energy Inc.	12,838	448,816

		12,204,984
ELECTRICAL COMPONENTS & EQUIPMENT — 0.82%
Energizer Holdings Inc.	6,251	603,784
Molex Inc.	14,019	386,504

		990,288
ELECTRONICS — 1.38%
Avnet Inc.[a]	13,871	454,275
Flextronics International Ltd.[a]	67,149	480,115
Garmin Ltd.	11,090	389,037
Jabil Circuit Inc.	18,623	331,490

		1,654,917
ENGINEERING & CONSTRUCTION — 0.66%
KBR Inc.	14,945	449,545
URS Corp.	7,778	341,610

		791,155
ENTERTAINMENT — 0.27%
Cinemark Holdings Inc.	10,330	319,094

		319,094
ENVIRONMENTAL CONTROL — 0.85%
Republic Services Inc.	30,083	1,025,229

		1,025,229
FOOD — 3.91%
Campbell Soup Co.	18,106	840,299
ConAgra Foods Inc.	41,849	1,480,199
Dean Foods Co.[a]	18,822	360,253
Hillshire Brands Co.	12,448	447,008
Safeway Inc.	24,206	545,119
Smithfield Foods Inc.[a]	12,636	323,482
Tyson Foods Inc. Class A	28,655	705,773

		4,702,133
FOREST PRODUCTS & PAPER — 0.20%
Domtar Corp.	3,517	244,467

		244,467
GAS — 3.23%
AGL Resources Inc.	11,933	523,262
Atmos Energy Corp.	9,160	406,429
CenterPoint Energy Inc.	43,266	1,067,805
NiSource Inc.	31,486	967,565
Questar Corp.	17,730	450,164
UGI Corp.	11,460	469,631

		3,884,856

Security	Shares	Value

HAND & MACHINE TOOLS — 0.27%
Kennametal Inc.	7,998	$319,840

		319,840
HEALTH CARE — PRODUCTS — 1.31%
Boston Scientific Corp.[a]	137,327	1,028,579
Hospira Inc.[a]	16,700	553,104

		1,581,683
HEALTH CARE — SERVICES — 3.61%
Coventry Health Care Inc.	13,598	673,781
HCA Holdings Inc.	24,688	984,804
Humana Inc.	16,018	1,187,094
Quest Diagnostics Inc.	15,984	900,379
Universal Health Services Inc. Class B	8,981	598,045

		4,344,103
HOLDING COMPANIES — DIVERSIFIED — 0.76%
Leucadia National Corp.	29,633	915,363

		915,363
HOME FURNISHINGS — 0.75%
Whirlpool Corp.	7,935	906,812

		906,812
HOUSEHOLD PRODUCTS & WARES — 1.24%
Avery Dennison Corp.	10,137	420,179
Jarden Corp.[a]	10,211	459,597
Scotts Miracle-Gro Co. (The) Class A	3,909	177,273
Tupperware Brands Corp.	5,470	439,241

		1,496,290
HOUSEWARES — 0.63%
Newell Rubbermaid Inc.	28,934	762,122

		762,122
INSURANCE — 11.06%
Alleghany Corp.[a,b]	1,704	670,933
Allied World Assurance Co. Holdings Ltd.	3,570	324,192
American Financial Group Inc.	7,582	365,983
Assurant Inc.	7,980	379,369
Axis Capital Holdings Ltd.	11,510	513,691
Cincinnati Financial Corp.	14,842	725,922
CNA Financial Corp.	2,739	92,332
Everest Re Group Ltd.	5,162	696,818
Fidelity National Financial Inc. Class A	21,701	582,672
Genworth Financial Inc. Class Aa	49,880	500,296
Hartford Financial Services Group Inc. (The)	44,159	1,240,426
HCC Insurance Holdings Inc.	10,187	433,966

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

Lincoln National Corp.	27,424	$932,690
PartnerRe Ltd.	6,186	583,587
Principal Financial Group Inc.	27,904	1,007,335
Reinsurance Group of America Inc.	7,485	468,187
RenaissanceRe Holdings Ltd.	4,477	420,346
Torchmark Corp.	9,458	587,058
Unum Group	27,257	760,198
Validus Holdings Ltd.	10,241	395,405
Willis Group Holdings PLC	17,496	694,241
XL Group PLC	29,798	927,910

		13,303,557
INTERNET — 0.93%
Liberty Interactive Corp. Series Aa	52,360	1,114,744

		1,114,744
IRON & STEEL — 1.18%
Cliffs Natural Resources Inc.[b]	15,333	327,206
Reliance Steel & Aluminum Co.	7,700	501,039
Steel Dynamics Inc.	22,285	335,166
United States Steel Corp.[b]	14,592	259,738

		1,423,149
LEISURE TIME — 0.44%
Royal Caribbean Cruises Ltd.	14,644	534,945

		534,945
MACHINERY — 0.40%
CNH Global NV	2,692	110,722
Gardner Denver Inc.	4,977	373,723

		484,445
MANUFACTURING — 1.40%
Parker Hannifin Corp.	15,085	1,336,078
SPX Corp.	4,752	354,072

		1,690,150
MEDIA — 0.81%
Cablevision NY Group Class A	21,705	322,536
Gannett Co. Inc.	23,194	467,591
John Wiley & Sons Inc. Class A	4,743	181,041

		971,168
METAL FABRICATE & HARDWARE — 0.35%
Timken Co. (The)	8,059	423,662

		423,662
MINING — 0.76%
Alcoa Inc.	108,026	918,221

		918,221

Security	Shares	Value

OFFICE & BUSINESS EQUIPMENT — 1.11%
Pitney Bowes Inc.	20,382	$278,622
Xerox Corp.	123,808	1,062,273

		1,340,895
OIL & GAS — 4.87%
Atwood Oceanics Inc.[a,b]	5,779	283,460
Cimarex Energy Co.	8,728	638,715
CVR Energy Inc.	1,494	73,609
Energen Corp.	7,313	346,782
Helmerich & Payne Inc.	10,734	629,227
Murphy Oil Corp.	18,323	1,137,675
Nabors Industries Ltd.	29,473	435,906
Newfield Exploration Co.[a]	13,693	298,370
Noble Corp.	25,570	958,875
Tesoro Corp.	13,884	741,406
WPX Energy Inc.[a]	20,255	316,586

		5,860,611
PACKAGING & CONTAINERS — 2.88%
Bemis Co. Inc.	10,419	409,988
Crown Holdings Inc.[a]	14,556	621,250
Owens-Illinois Inc.[a]	16,611	436,537
Packaging Corp. of America	9,940	472,746
Rock-Tenn Co. Class A	7,253	726,316
Sealed Air Corp.	19,702	435,808
Sonoco Products Co.	10,226	358,319

		3,460,964
PHARMACEUTICALS — 2.97%
AmerisourceBergen Corp.	23,281	1,259,968
Endo Health Solutions Inc.[a]	11,552	423,265
Mylan Inc.[a]	40,010	1,164,691
Omnicare Inc.	10,592	463,612
Warner Chilcott PLC Class A	17,752	255,274

		3,566,810
REAL ESTATE — 0.48%
Realogy Holdings Corp.[a]	11,920	572,160

		572,160
REAL ESTATE INVESTMENT TRUSTS — 4.54%
Alexandria Real Estate Equities Inc.	6,454	469,658
American Capital Agency Corp.	39,604	1,319,209
BioMed Realty Trust Inc.[b]	18,642	419,631
CBL & Associates Properties Inc.[b]	16,332	394,254
Chimera Investment Corp.	103,833	342,649
Hospitality Properties Trust	13,926	409,564

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

MFA Financial Inc.	36,118	$334,814
Piedmont Office Realty Trust Inc. Class A	16,955	347,917
Retail Properties of America Inc. Class A	3,307	50,630
Senior Housing Properties Trust	18,988	539,829
Silver Bay Realty Trust Corp.	1,418	27,055
Two Harbors Investment Corp.	35,322	423,158
Weingarten Realty Investors[b]	11,319	385,638

		5,464,006
RETAIL — 4.12%
Best Buy Co. Inc.	26,866	698,247
Darden Restaurants Inc.	13,068	674,701
Dillard’s Inc. Class A	3,108	256,130
GameStop Corp. Class Ab	12,269	428,188
J.C. Penney Co. Inc.[b]	14,374	236,021
Kohl’s Corp.	21,409	1,007,508
Sears Holdings Corp.[a,b]	3,665	188,161
Signet Jewelers Ltd.	8,178	562,074
Staples Inc.	68,077	901,340

		4,952,370
SAVINGS & LOANS — 1.12%
First Niagara Financial Group Inc.	35,673	339,250
Hudson City Bancorp Inc.	48,133	399,985
New York Community Bancorp Inc.	44,478	602,677

		1,341,912
SEMICONDUCTORS — 1.11%
Micron Technology Inc.[a]	103,379	973,830
ON Semiconductor Corp.[a]	45,395	356,805

		1,330,635
SOFTWARE — 2.09%
CA Inc.	33,623	906,812
Dun & Bradstreet Corp. (The)	4,138	366,006
Fidelity National Information Services Inc.	29,655	1,246,993

		2,519,811
TELECOMMUNICATIONS — 1.25%
Frontier Communications Corp.[b]	101,077	420,480
Harris Corp.	11,424	527,789
United States Cellular Corp.[a,b]	1,386	53,278
Windstream Corp.	59,620	507,962

		1,509,509

Security	Shares	Value

TOYS, GAMES & HOBBIES — 0.46%
Hasbro Inc.	11,569	$548,024

		548,024

TOTAL COMMON STOCKS
(Cost: $100,739,277)		120,207,310

SHORT-TERM INVESTMENTS — 2.42%

MONEY MARKET FUNDS — 2.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,590,160	2,590,160
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	179,992	179,992
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	135,260	135,260

		2,905,412

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,905,412)		2,905,412

TOTAL INVESTMENTS IN SECURITIES — 102.34%
(Cost: $103,644,689)		123,112,722
Other Assets, Less Liabilities — (2.34)%		(2,811,152)

NET ASSETS — 100.00%		$120,301,570

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.94%

AEROSPACE & DEFENSE — 1.06%
Cubic Corp.	6,304	$270,883
Kaman Corp.	10,403	351,518
Teledyne Technologies Inc.[a]	14,555	1,092,498

		1,714,899
AIRLINES — 1.68%
Alaska Air Group Inc.[a]	27,482	1,693,990
Allegiant Travel Co.	5,990	538,501
Spirit Airlines Inc.[a]	18,101	483,297

		2,715,788
APPAREL — 1.75%
Columbia Sportswear Co.[b]	4,758	278,819
Crocs Inc.[a]	34,453	551,937
Deckers Outdoor Corp.[a]	13,472	742,576
SKECHERS U.S.A. Inc. Class Aa	15,038	312,490
Wolverine World Wide Inc.	19,574	935,050

		2,820,872
AUTO PARTS & EQUIPMENT — 1.60%
Tenneco Inc.[a]	23,508	909,054
Titan International Inc.[b]	20,825	464,606
Visteon Corp.[a]	20,652	1,214,131

		2,587,791
BANKS — 6.68%
BancorpSouth Inc.	32,530	520,480
Bank of the Ozarks Inc.	11,795	482,769
BBCN Bancorp Inc.	30,887	397,825
Capital Bank Financial Corp.[a,b]	3,827	68,388
Cathay General Bancorp	28,640	564,494
Community Bank System Inc.	15,558	445,581
First Citizens BancShares Inc. Class A	2,214	412,734
First Financial Bankshares Inc.	11,666	576,417
First Horizon National Corp.	95,014	988,146
First Midwest Bancorp Inc.	29,415	369,158
Glacier Bancorp Inc.	28,083	518,131
Home Bancshares Inc.	8,989	357,043
National Penn Bancshares Inc.	46,098	451,299
PrivateBancorp Inc.	23,292	446,741
Prosperity Bancshares Inc.	17,374	798,162
Synovus Financial Corp.	307,498	827,170
UMB Financial Corp.	12,654	637,002
Umpqua Holdings Corp.	43,584	523,008
Westamerica Bancorp	10,664	462,711

Security	Shares	Value

Western Alliance Bancorp[a,b]	28,735	$422,692
Wintrust Financial Corp.	14,422	517,173

		10,787,124
BIOTECHNOLOGY — 1.71%
Arena Pharmaceuticals Inc.[a,b]	84,815	698,875
Charles River Laboratories International Inc.[a]	18,834	819,091
ImmunoGen Inc.[a,b]	32,923	527,426
Medicines Co. (The)[a,b]	21,051	710,682

		2,756,074
BUILDING MATERIALS — 1.88%
Lennox International Inc.	17,894	1,109,428
Louisiana-Pacific Corp.[a]	54,467	986,942
Nortek Inc.[a]	5,930	426,130
Texas Industries Inc.[a]	8,139	518,291

		3,040,791
CHEMICALS — 2.59%
Chemtura Corp.[a]	38,148	811,026
H.B. Fuller Co.	19,530	740,187
Innophos Holdings Inc.	8,521	437,212
Minerals Technologies Inc.	13,682	555,900
PolyOne Corp.	38,770	873,488
Sensient Technologies Corp.	19,536	768,742

		4,186,555
COMMERCIAL SERVICES — 3.75%
Aaron’s Inc.	27,510	789,812
Chemed Corp.	7,483	610,762
Convergys Corp.	41,613	708,253
CoreLogic Inc.[a]	38,169	1,041,250
Euronet Worldwide Inc.[a,b]	18,609	568,133
Heartland Payment Systems Inc.	14,480	476,247
KAR Auction Services Inc.	37,407	836,795
Live Nation Entertainment Inc.[a,b]	55,163	696,709
MoneyGram International Inc.[a,b]	8,386	138,453
TeleTech Holdings Inc.[a]	8,599	183,073

		6,049,487
COMPUTERS — 1.24%
DST Systems Inc.	11,734	811,406
Mentor Graphics Corp.	36,925	674,251
Synaptics Inc.[a]	12,574	518,426

		2,004,083
COSMETICS & PERSONAL CARE — 0.25%
Elizabeth Arden Inc.[a,b]	9,975	408,476

		408,476

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2013

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 1.05%
Beacon Roofing Supply Inc.[a,b]	18,937	$722,068
Watsco Inc.	11,608	979,483

		1,701,551
DIVERSIFIED FINANCIAL SERVICES — 1.34%
Credit Acceptance Corp.[a]	4,408	442,255
Federated Investors Inc. Class B	36,810	845,157
Walter Investment Management Corp.[a]	13,512	453,463
World Acceptance Corp.[a,b]	4,819	428,216

		2,169,091
ELECTRIC — 0.90%
Dynegy Inc.[a]	38,399	948,839
MGE Energy Inc.	8,998	502,539

		1,451,378
ELECTRICAL COMPONENTS & EQUIPMENT — 2.41%
Acuity Brands Inc.	16,704	1,218,724
Belden Inc.	17,381	858,969
EnerSys Inc.[a,b]	18,646	854,733
GrafTech International Ltd.[a]	49,356	354,376
Littelfuse Inc.	8,628	602,407

		3,889,209
ELECTRONICS — 0.88%
Coherent Inc.	9,483	530,384
ESCO Technologies Inc.	10,275	369,592
Watts Water Technologies Inc. Class A	10,990	517,189

		1,417,165
ENGINEERING & CONSTRUCTION — 1.23%
EMCOR Group Inc.	26,201	979,918
Granite Construction Inc.	13,933	385,526
MasTec Inc.[a]	22,239	618,244

		1,983,688
ENTERTAINMENT — 1.65%
Churchill Downs Inc.	4,889	373,813
DreamWorks Animation SKG Inc. Class Aa	27,960	539,069
International Speedway Corp. Class A	9,953	327,155
Lions Gate Entertainment Corp.[a]	27,980	694,184
Regal Entertainment Group Class Ab	30,940	555,063
Scientific Games Corp. Class Aa	20,444	181,543

		2,670,827
ENVIRONMENTAL CONTROL — 1.41%
Covanta Holding Corp.	51,346	1,026,920
Mine Safety Appliances Co.	12,189	585,072

Security	Shares	Value

Tetra Tech Inc.[a]	25,198	$662,455

		2,274,447
FOOD — 2.34%
B&G Foods Inc. Class A	20,599	635,685
J&J Snack Foods Corp.	5,779	433,541
Lancaster Colony Corp.	7,580	598,289
Sanderson Farms Inc.	7,852	481,014
Snyders-Lance Inc.	18,867	475,071
Tootsie Roll Industries Inc.	8,238	257,273
TreeHouse Foods Inc.[a]	14,120	899,585

		3,780,458
FOREST PRODUCTS & PAPER — 0.70%
Clearwater Paper Corp.[a]	8,946	411,695
Deltic Timber Corp.	4,267	266,602
KapStone Paper and Packaging Corp.	15,196	449,498

		1,127,795
GAS — 0.47%
South Jersey Industries Inc.	12,406	765,450

		765,450
HAND & MACHINE TOOLS — 0.30%
Franklin Electric Co. Inc.	15,109	489,078

		489,078
HEALTH CARE — PRODUCTS — 2.94%
Alere Inc.[a]	29,704	762,799
Bruker Corp.[a]	36,392	646,686
Integra LifeSciences Holdings Corp.[a]	7,921	277,472
Steris Corp.	22,833	949,624
Teleflex Inc.	16,006	1,250,549
West Pharmaceutical Services Inc.	13,421	857,065

		4,744,195
HEALTH CARE — SERVICES — 1.68%
AmSurg Corp.[a]	12,586	422,386
Emeritus Corp.[a]	14,641	376,274
HealthSouth Corp.[a,b]	34,099	937,722
WellCare Health Plans Inc.[a]	16,877	984,098

		2,720,480
HOLDING COMPANIES — DIVERSIFIED — 0.06%
Harbinger Group Inc.[a]	4,186	37,842
National Bank Holdings Corp. Class A	2,801	50,586

		88,428
HOME BUILDERS — 0.89%
Ryland Group Inc. (The)	17,731	798,959
Thor Industries Inc.	17,159	636,427

		1,435,386

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2013

Security	Shares	Value

HOME FURNISHINGS — 0.70%
Tempur-Pedic International Inc.[a]	23,361	$1,133,009

		1,133,009
HOUSEHOLD PRODUCTS & WARES — 0.65%
Prestige Brands Holdings Inc.[a,b]	20,024	539,647
Spectrum Brands Holdings Inc.	8,960	501,760

		1,041,407
HOUSEWARES — 0.63%
Toro Co. (The)	22,766	1,024,698

		1,024,698
INSURANCE — 0.67%
Primerica Inc.	17,898	607,816
RLI Corp.	6,652	477,946

		1,085,762
LEISURE TIME — 0.78%
Life Time Fitness Inc.[a]	15,496	715,605
WMS Industries Inc.[a]	21,458	544,604

		1,260,209
LODGING — 0.47%
Choice Hotels International Inc.	10,650	415,989
Orient-Express Hotels Ltd. Class Aa	34,671	350,177

		766,166
MACHINERY — 1.61%
Applied Industrial Technologies Inc.	16,448	694,928
Manitowoc Co. Inc. (The)	51,763	971,074
Zebra Technologies Corp. Class Aa	19,896	928,148

		2,594,150
MANUFACTURING — 2.75%
Actuant Corp. Class A	28,481	891,455
AZZ Inc.	9,919	419,475
Barnes Group Inc.	18,474	513,023
CLARCOR Inc.	19,367	1,001,274
ITT Corp.	36,033	994,511
LSB Industries Inc.[a,b]	7,343	239,822
TriMas Corp.[a]	12,658	386,069

		4,445,629
METAL FABRICATE & HARDWARE — 0.47%
Mueller Industries Inc.	10,992	569,166
Rexnord Corp.[a,b]	10,235	186,481

		755,647
MINING — 1.58%
AMCOL International Corp.	9,931	305,577
Compass Minerals International Inc.	12,983	1,123,549

Security	Shares	Value

Globe Specialty Metals Inc.	25,032	$326,918
Hecla Mining Co.	111,635	379,559
Kaiser Aluminum Corp.	6,600	415,800

		2,551,403
OFFICE FURNISHINGS — 0.96%
Herman Miller Inc.	22,830	572,805
HNI Corp.	17,605	606,140
Interface Inc.	22,393	374,859

		1,553,804
OIL & GAS — 3.57%
Berry Petroleum Co. Class A	17,638	845,037
Bill Barrett Corp.[a,b]	18,888	375,116
Comstock Resources Inc.[a]	17,534	274,582
Contango Oil & Gas Co.	5,031	189,266
EXCO Resources Inc.	56,965	413,566
Gran Tierra Energy Inc.[a,b]	104,975	580,512
McMoRan Exploration Co.[a]	39,335	650,994
Patterson-UTI Energy Inc.	56,994	1,202,004
PDC Energy Inc.[a]	11,851	513,148
Unit Corp.[a]	17,074	717,620

		5,761,845
OIL & GAS SERVICES — 1.15%
C&J Energy Services Inc.[a]	17,555	347,413
Key Energy Services Inc.[a]	59,553	353,745
MRC Global Inc.[a]	26,990	808,351
RPC Inc.	25,867	342,479

		1,851,988
PACKAGING & CONTAINERS — 0.69%
Graphic Packaging Holding Co.[a]	72,463	544,922
Greif Inc. Class A	11,875	572,019

		1,116,941
PHARMACEUTICALS — 0.91%
Impax Laboratories Inc.[a]	25,371	443,992
Synageva BioPharma Corp.[a,b]	3,735	193,062
VCA Antech Inc.[a]	34,518	831,884

		1,468,938
PIPELINES — 0.53%
SemGroup Corp. Class Aa	16,370	848,785

		848,785
REAL ESTATE — 0.63%
Kennedy-Wilson Holdings Inc.	18,486	307,422
St. Joe Co. (The)[a,b]	36,032	705,146

		1,012,568

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2013

Security	Shares	Value

REAL ESTATE INVESTMENT TRUSTS — 12.21%
American Assets Trust Inc.	13,138	$443,539
Colonial Properties Trust[b]	32,492	754,139
Corporate Office Properties Trust	31,838	922,984
Cousins Properties Inc.	40,248	439,508
CubeSmart	47,384	832,537
DCT Industrial Trust Inc.	109,538	857,682
EastGroup Properties Inc.	11,696	737,667
Equity One Inc.	24,126	614,972
Highwoods Properties Inc.[b]	31,454	1,290,558
LaSalle Hotel Properties	37,387	969,445
Lexington Realty Trust[b]	70,189	899,121
LTC Properties Inc.[b]	11,914	554,001
Medical Properties Trust Inc.[b]	57,862	930,999
Mid-America Apartment Communities Inc.[b]	16,541	1,136,863
National Health Investors Inc.[b]	9,474	627,558
Omega Healthcare Investors Inc.[b]	44,117	1,450,126
Pebblebrook Hotel Trust	23,999	651,813
Potlatch Corp.[b]	15,775	746,946
PS Business Parks Inc.	7,053	562,829
RLJ Lodging Trust	46,915	1,080,922
Sovran Self Storage Inc.	11,896	816,066
Spirit Realty Capital Inc.	11,922	256,681
Sun Communities Inc.	12,488	638,761
Sunstone Hotel Investors Inc.[a]	62,008	769,519
Washington Real Estate Investment Trust	25,940	740,846

		19,726,082
RETAIL — 10.98%
Abercrombie & Fitch Co. Class A	31,061	1,539,383
Aeropostale Inc.[a]	30,450	446,397
ANN INC.[a]	18,908	558,542
Asbury Automotive Group Inc.[a,b]	12,268	491,824
Brinker International Inc.	27,641	1,075,235
Buckle Inc. (The)[b]	10,671	518,077
Casey’s General Stores Inc.	14,970	866,913
Cheesecake Factory Inc. (The)	19,179	763,708
Children’s Place Retail Stores Inc. (The)[a]	9,263	453,146
Coinstar Inc.[a,b]	10,910	576,157
Cracker Barrel Old Country Store Inc.	9,282	767,993
DineEquity Inc.	6,272	446,817
DSW Inc. Class A	12,577	831,591

Security	Shares	Value

Express Inc.[a]	34,692	$631,741
Fifth & Pacific Companies Inc.[a]	46,814	965,305
Finish Line Inc. (The) Class A	19,397	376,108
Genesco Inc.[a,b]	9,406	578,939
Group 1 Automotive Inc.	8,441	510,512
Jack in the Box Inc.[a]	16,974	608,518
Jos. A. Bank Clothiers Inc.[a,b]	10,962	478,820
Mattress Firm Holding Corp.[a]	2,755	105,572
Papa John’s International Inc.[a]	6,580	414,540
Pier 1 Imports Inc.	42,165	978,650
Saks Inc.[a]	39,455	455,705
Texas Roadhouse Inc.	22,456	527,716
Wendy’s Co. (The)	109,823	624,893
World Fuel Services Corp.	28,199	1,143,469

		17,736,271
SAVINGS & LOANS — 0.77%
Capitol Federal Financial Inc.	54,630	646,819
EverBank Financial Corp.	9,350	149,600
Northwest Bancshares Inc.	36,608	448,448

		1,244,867
SEMICONDUCTORS — 4.06%
Advanced Micro Devices Inc.[a,b]	237,999	671,157
Entegris Inc.[a]	54,379	515,513
Fairchild Semiconductor International Inc.[a]	49,552	639,221
Freescale Semiconductor Ltd.[a,b]	19,676	304,585
Integrated Device Technology Inc.[a]	57,126	406,166
Intersil Corp. Class A	49,370	383,111
Microsemi Corp.[a]	35,668	741,894
OmniVision Technologies Inc.[a,b]	21,217	284,520
PMC-Sierra Inc.[a]	78,926	454,614
QLogic Corp.[a]	35,506	385,595
Rovi Corp.[a]	40,625	950,219
Semtech Corp.[a]	25,833	828,464

		6,565,059
SHIPBUILDING — 0.64%
Huntington Ingalls Industries Inc.	19,404	1,026,472

		1,026,472
SOFTWARE — 1.39%
Acxiom Corp.[a]	28,807	572,971
Compuware Corp.[a]	82,837	994,044
Verint Systems Inc.[a]	20,352	672,430

		2,239,445

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL CORE INDEX FUND

April 30, 2013

Security	Shares	Value

STORAGE & WAREHOUSING — 0.08%
Wesco Aircraft Holdings Inc.[a,b]	8,262	$136,406

		136,406
TELECOMMUNICATIONS — 3.28%
ADTRAN Inc.	24,174	507,654
ARRIS Group Inc.[a]	44,844	740,374
JDS Uniphase Corp.[a]	91,731	1,238,368
Loral Space & Communications Inc.	4,930	303,294
NETGEAR Inc.[a,b]	14,954	445,480
Plantronics Inc.	16,649	729,559
Polycom Inc.[a]	69,169	726,275
RF Micro Devices Inc.[a]	109,277	613,044

		5,304,048
TEXTILES — 0.33%
UniFirst Corp.	5,838	531,550

		531,550
TRANSPORTATION — 2.15%
Con-way Inc.	21,885	739,713
GulfMark Offshore Inc. Class A	9,618	400,301
Knight Transportation Inc.	22,974	358,854
Swift Transportation Co.[a]	32,843	460,459
Teekay Corp.	14,677	522,501
UTi Worldwide Inc.	40,419	593,755
Werner Enterprises Inc.	17,474	401,203

		3,476,786
TRUCKING & LEASING — 0.86%
AMERCO	2,846	457,352
GATX Corp.	18,315	933,149

		1,390,501

TOTAL COMMON STOCKS
(Cost: $134,267,781)		161,431,002

SHORT-TERM INVESTMENTS — 8.64%

MONEY MARKET FUNDS — 8.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	13,003,105	13,003,105
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	903,594	903,594

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	56,193	$56,193

		13,962,892

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,962,892)		13,962,892

TOTAL INVESTMENTS IN SECURITIES — 108.58%
(Cost: $148,230,673)		175,393,894
Other Assets, Less Liabilities — (8.58)%		(13,858,159)

NET ASSETS — 100.00%		$161,535,735

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.93%

ADVERTISING — 0.03%
Millennial Media Inc.[a]	3,482	$24,130

		24,130
AEROSPACE & DEFENSE — 0.43%
HEICO Corp. Class A	11,822	399,820

		399,820
AGRICULTURE — 0.27%
Vector Group Ltd.	15,209	248,059

		248,059
APPAREL — 0.80%
Oxford Industries Inc.	3,745	221,442
Steven Madden Ltd.[a]	10,760	523,259

		744,701
AUTO PARTS & EQUIPMENT — 0.28%
Dorman Products Inc.	7,041	265,727

		265,727
BANKS — 1.37%
SVB Financial Group[a]	11,721	833,480
Texas Capital Bancshares Inc.[a]	10,666	444,346

		1,277,826
BEVERAGES — 0.40%
Boston Beer Co. Inc. (The) Class Aa	2,212	374,536

		374,536
BIOTECHNOLOGY — 3.91%
Acorda Therapeutics Inc.[a]	10,530	416,672
Cubist Pharmaceuticals Inc.[a]	16,996	780,456
Incyte Corp.[a,b]	35,053	776,424
Lexicon Pharmaceuticals Inc.[a,b]	133,965	265,251
Myriad Genetics Inc.[a]	21,337	594,236
United Therapeutics Corp.[a]	12,217	815,851

		3,648,890
BUILDING MATERIALS — 1.22%
Eagle Materials Inc.	12,277	831,767
Simpson Manufacturing Co. Inc.	10,569	303,753

		1,135,520
CHEMICALS — 0.83%
American Vanguard Corp.	6,355	183,278
Balchem Corp.	7,736	335,278
Intrepid Potash Inc.	14,080	259,213

		777,769

Security	Shares	Value

COAL — 0.31%
Walter Energy Inc.	16,372	$293,386

		293,386
COMMERCIAL SERVICES — 8.05%
Acacia Research Corp.[a]	13,046	310,756
Accretive Health Inc.[a]	14,068	148,277
Advisory Board Co. (The)[a]	9,173	450,853
Arbitron Inc.	7,001	326,877
Cardtronics Inc.[a]	11,719	328,249
Corporate Executive Board Co. (The)	8,725	491,741
CoStar Group Inc.[a]	7,028	761,906
ExlService Holdings Inc.[a]	6,786	221,359
Grand Canyon Education Inc.[a]	10,981	280,784
Healthcare Services Group Inc.	17,880	398,545
HMS Holdings Corp.[a]	22,773	574,107
MAXIMUS Inc.	8,923	711,074
Monro Muffler Brake Inc.	7,684	317,810
On Assignment Inc.[a,b]	11,394	276,532
PAREXEL International Corp.[a]	15,209	622,809
Sotheby’s	17,794	631,331
Team Health Holdings Inc.[a]	9,076	338,353
VistaPrint NVa,b	7,797	318,118

		7,509,481
COMPUTERS — 2.45%
3D Systems Corp.[a,b]	20,719	792,294
Fusion-io Inc.[a,b]	18,187	341,552
iGATE Corp.[a]	7,953	132,736
LivePerson Inc.[a]	13,216	169,429
Manhattan Associates Inc.[a]	5,125	359,826
NetScout Systems Inc.[a]	9,358	213,456
Syntel Inc.	4,383	276,874

		2,286,167
DISTRIBUTION & WHOLESALE — 1.04%
MWI Veterinary Supply Inc.[a]	3,152	371,022
Pool Corp.	12,144	595,299

		966,321
DIVERSIFIED FINANCIAL SERVICES — 4.84%
Air Lease Corp.	17,466	480,490
CBOE Holdings Inc.	22,853	857,673
Cohen & Steers Inc.	4,679	184,867
E*TRADE Financial Corp.[a]	74,708	768,745
Financial Engines Inc.	11,010	400,434
GAMCO Investors Inc. Class A	1,133	59,482
Greenhill & Co. Inc.	6,746	311,598

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

MarketAxess Holdings Inc.	9,788	$414,228
Portfolio Recovery Associates Inc.[a]	4,425	543,169
Stifel Financial Corp.[a,b]	15,336	494,126

		4,514,812
ELECTRIC — 0.11%
Ormat Technologies Inc.[b]	4,612	100,265

		100,265
ELECTRICAL COMPONENTS & EQUIPMENT — 0.79%
Generac Holdings Inc.	11,247	404,105
Universal Display Corp.[a,b]	10,592	333,012

		737,117
ELECTRONICS — 4.03%
Analogic Corp.	3,192	253,700
Cymer Inc.[a]	8,231	862,279
FEI Co.[b]	10,082	644,038
Gentex Corp.	37,472	843,120
II-VI Inc.[a]	14,210	219,829
InvenSense Inc.[a]	9,473	88,288
OSI Systems Inc.[a]	4,949	283,578
Woodward Inc.	15,811	569,038

		3,763,870
ENERGY — ALTERNATE SOURCES — 0.24%
Clean Energy Fuels Corp.[a,b]	17,254	227,580

		227,580
ENTERTAINMENT — 1.47%
Bally Technologies Inc.[a]	10,795	575,157
SHFL Entertainment Inc.[a]	14,707	232,371
Vail Resorts Inc.	9,400	566,820

		1,374,348
ENVIRONMENTAL CONTROL — 0.61%
Darling International Inc.[a]	30,851	571,052

		571,052
FOOD — 2.01%
Fresh Market Inc. (The)[a]	10,700	437,951
Hain Celestial Group Inc.[a,b]	12,161	793,505
United Natural Foods Inc.[a]	12,894	643,927

		1,875,383
HEALTH CARE — PRODUCTS — 5.22%
ABIOMED Inc.[a,b]	9,224	170,367
Cepheid Inc.[a]	17,349	661,517
Cyberonics Inc.[a]	6,226	270,333
DexCom Inc.[a,b]	18,237	299,269
Endologix Inc.[a,b]	14,657	220,148

Security	Shares	Value

Genomic Health Inc.[a,b]	4,886	$148,339
Haemonetics Corp.[a,b]	13,521	520,559
HeartWare International Inc.[a]	3,373	327,856
Insulet Corp.[a,b]	13,669	345,006
Masimo Corp.	13,712	275,063
Meridian Bioscience Inc.	10,856	220,268
TECHNE Corp.	9,061	581,173
Thoratec Corp.[a]	15,067	545,425
Volcano Corp.[a,b]	14,108	286,251

		4,871,574
HEALTH CARE — SERVICES — 1.04%
Air Methods Corp.	9,149	334,762
Centene Corp.[a]	13,691	632,524

		967,286
HOME BUILDERS — 0.71%
Meritage Homes Corp.[a]	8,164	398,322
Standard-Pacific Corp.[a]	29,283	265,011

		663,333
HOME FURNISHINGS — 0.74%
Select Comfort Corp.[a]	14,634	310,534
TiVo Inc.[a]	32,478	380,642

		691,176
HOUSEHOLD PRODUCTS & WARES — 0.30%
Tumi Holdings Inc.[a]	12,266	282,486

		282,486
INTERNET — 5.93%
Bankrate Inc.[a]	10,419	140,448
Bazaarvoice Inc.[a,b]	9,416	68,266
BroadSoft Inc.[a]	7,326	187,253
Cogent Communications Group Inc.	11,353	325,150
Dealertrack Technologies Inc.[a]	11,265	313,730
ExactTarget Inc.[a,b]	6,302	123,393
HomeAway Inc.[a]	8,458	258,392
Kayak Software Corp.[a]	908	36,157
Liquidity Services Inc.[a,b]	6,446	212,073
NIC Inc.	15,477	260,633
OpenTable Inc.[a]	5,997	332,174
Pandora Media Inc.[a]	25,376	353,488
Sapient Corp.[a]	28,886	337,388
Shutterfly Inc.[a]	8,064	359,090
Sourcefire Inc.[a]	8,012	382,653
ValueClick Inc.[a]	18,620	574,613
VirnetX Holding Corp.[a,b]	10,984	224,293

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

WebMD Health Corp.[a]	13,112	$316,655
Yelp Inc.[a]	4,278	111,356
Zillow Inc. Class Aa,b	3,650	214,730
Zynga Inc. Class Aa,b	124,886	398,386

		5,530,321
LEISURE TIME — 1.01%
Brunswick Corp.	23,608	747,429
Interval Leisure Group Inc.	10,158	193,612

		941,041
MACHINERY — 2.22%
Chart Industries Inc.[a]	7,852	665,928
Cognex Corp.	10,493	416,572
Lindsay Corp.	3,356	257,808
Middleby Corp. (The)[a]	4,905	733,690

		2,073,998
MANUFACTURING — 2.97%
A.O. Smith Corp.	10,163	766,595
Hexcel Corp.[a]	26,270	801,235
Polypore International Inc.[a,b]	12,195	511,337
Proto Labs Inc.[a]	2,351	120,089
Raven Industries Inc.	9,486	318,255
Sturm, Ruger & Co. Inc.[b]	5,044	258,606

		2,776,117
METAL FABRICATE & HARDWARE — 0.31%
RBC Bearings Inc.[a]	5,999	288,552

		288,552
MINING — 1.32%
Coeur d’Alene Mines Corp.[a]	26,589	405,216
Gold Resource Corp.	7,942	81,326
McEwen Mining Inc.[a]	68,680	160,024
Molycorp Inc.[a,b]	34,647	202,339
Stillwater Mining Co.[a]	30,829	383,513

		1,232,418
OIL & GAS — 3.37%
Approach Resources Inc.[a]	8,809	208,950
Carrizo Oil & Gas Inc.[a,b]	9,587	232,197
Gulfport Energy Corp.[a]	17,833	930,704
Halcon Resources Corp.[a,b]	27,811	181,884
Kodiak Oil & Gas Corp.[a]	69,068	540,802
Northern Oil and Gas Inc.[a]	15,511	199,937
Pacific Drilling SAa	17,687	176,516
Rosetta Resources Inc.[a]	15,611	669,868

		3,140,858

Security	Shares	Value

OIL & GAS SERVICES — 2.51%
CARBO Ceramics Inc.	5,151	$363,918
Forum Energy Technologies Inc.[a]	4,808	133,710
Hornbeck Offshore Services Inc.[a]	8,356	375,352
ION Geophysical Corp.[a]	31,556	196,909
Lufkin Industries Inc.	8,816	778,365
Targa Resources Corp.	7,555	496,817

		2,345,071
PHARMACEUTICALS — 6.14%
Akorn Inc.[a,b]	17,824	268,251
Align Technology Inc.[a]	18,821	623,351
Auxilium Pharmaceuticals Inc.[a]	12,937	193,149
Ironwood Pharmaceuticals Inc. Class Aa	21,643	329,190
Isis Pharmaceuticals Inc.[a,b]	26,481	592,910
Nektar Therapeutics[a]	30,135	326,663
Neogen Corp.[a,b]	5,878	298,779
Opko Health Inc.[a,b]	39,151	260,746
Questcor Pharmaceuticals Inc.[b]	15,343	471,644
Salix Pharmaceuticals Ltd.[a]	13,604	711,353
Taro Pharmaceutical Industries Ltd.[a]	3,944	239,046
Theravance Inc.[a,b]	17,905	604,294
ViroPharma Inc.[a]	17,047	464,531
VIVUS Inc.[a,b]	26,312	349,686

		5,733,593
REAL ESTATE — 0.74%
Howard Hughes Corp. (The)[a]	7,353	693,976

		693,976
REAL ESTATE INVESTMENT TRUSTS — 4.25%
Acadia Realty Trust	14,026	400,442
Alexander’s Inc.	549	169,087
DiamondRock Hospitality Co.	51,108	510,058
DuPont Fabros Technology Inc.[b]	17,350	436,179
Education Realty Trust Inc.	29,605	325,359
Healthcare Trust of America Inc. Class A	13,982	174,495
Hudson Pacific Properties Inc.	11,078	252,689
Post Properties Inc.	14,268	705,267
Ryman Hospitality Properties Inc.	13,800	613,548
Strategic Hotels & Resorts Inc.[a]	46,565	375,780

		3,962,904
RETAIL — 4.55%
BJ’s Restaurants Inc.[a]	6,472	221,990
Buffalo Wild Wings Inc.[a]	4,883	439,470

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2013

Security	Shares	Value

Domino’s Pizza Inc.	14,861	$820,327
First Cash Financial Services Inc.[a]	7,065	363,636
Francesca’s Holdings Corp.[a,b]	11,487	328,069
Hibbett Sports Inc.[a]	6,757	370,621
Lumber Liquidators Holdings Inc.[a]	7,101	581,998
PriceSmart Inc.	4,827	430,713
Vera Bradley Inc.[a,b]	5,674	129,481
Vitamin Shoppe Inc.[a]	7,917	389,120
Zumiez Inc.[a]	5,793	167,823

		4,243,248
SAVINGS & LOANS — 0.26%
Investors Bancorp Inc.	12,352	244,570

		244,570
SEMICONDUCTORS — 3.81%
Atmel Corp.[a]	115,012	744,128
Cavium Inc.[a]	13,142	413,316
Cirrus Logic Inc.[a]	16,899	326,320
Cypress Semiconductor Corp.	35,232	355,491
Hittite Microwave Corp.[a]	7,064	396,361
Power Integrations Inc.	7,560	313,059
Silicon Laboratories Inc.[a]	10,130	402,262
Ultratech Inc.[a]	7,129	210,091
Veeco Instruments Inc.[a]	10,255	390,408

		3,551,436
SOFTWARE — 10.98%
ACI Worldwide Inc.[a]	10,314	484,861
Advent Software Inc.[a]	8,321	241,642
Allscripts Healthcare Solutions Inc.[a]	45,132	624,627
Aspen Technology Inc.[a]	24,465	745,693
athenahealth Inc.[a]	9,515	915,914
Blackbaud Inc.	11,921	349,405
Bottomline Technologies Inc.[a]	9,838	257,756
CommVault Systems Inc.[a]	11,241	826,663
Cornerstone OnDemand Inc.[a,b]	8,173	296,516
EPAM Systems Inc.[a,b]	3,629	78,024
Fair Isaac Corp.	9,311	433,706
Guidewire Software Inc.[a]	7,522	301,482
MedAssets Inc.[a]	13,523	253,286
Medidata Solutions Inc.[a]	5,830	386,879
MicroStrategy Inc. Class Aa	2,333	210,413
Pegasystems Inc.	4,552	115,211
Progress Software Corp.[a]	15,139	341,687
PTC Inc.[a]	31,296	751,417
QLIK Technologies Inc.[a]	19,344	503,137
Quality Systems Inc.	10,458	186,884

Security	Shares	Value

RealPage Inc.[a,b]	9,507	$193,943
SS&C Technologies Holdings Inc.[a]	13,425	412,013
Synchronoss Technologies Inc.[a]	7,078	200,591
Tyler Technologies Inc.[a]	7,089	448,308
Ultimate Software Group Inc. (The)[a]	7,147	690,329

		10,250,387
STORAGE & WAREHOUSING — 0.30%
Mobile Mini Inc.[a]	9,992	281,075

		281,075
TELECOMMUNICATIONS — 4.20%
Aruba Networks Inc.[a,b]	27,961	628,843
Ciena Corp.[a]	26,630	398,385
DigitalGlobe Inc.[a]	18,999	554,581
Finisar Corp.[a]	24,318	312,243
InterDigital Inc.	10,778	478,651
Ixia[a]	14,032	231,107
NeuStar Inc. Class Aa	17,302	759,039
Ubiquiti Networks Inc.[b]	2,778	42,920
ViaSat Inc.[a,b]	10,599	513,733

		3,919,502
TRANSPORTATION — 1.56%
Forward Air Corp.	7,738	285,455
Heartland Express Inc.	11,932	161,917
Hub Group Inc. Class Aa	9,286	340,332
Landstar System Inc.	12,168	665,103

		1,452,807

TOTAL COMMON STOCKS
(Cost: $78,203,328)		93,254,489

SHORT-TERM INVESTMENTS — 14.16%

MONEY MARKET FUNDS — 14.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	12,287,034	12,287,034
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	853,834	853,834
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	69,297	69,297

		13,210,165

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,210,165)		13,210,165

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL GROWTH INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 114.09%
(Cost: $91,413,493)	$106,464,654
Other Assets, Less Liabilities — (14.09)%	(13,149,595)

NET ASSETS — 100.00%	$93,315,059

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.85%

ADVERTISING — 0.07%
Clear Channel Outdoor Holdings Inc. Class Aa	28,728	$207,703

		207,703
AEROSPACE & DEFENSE — 3.26%
Alliant Techsystems Inc.	23,488	1,746,568
Curtiss-Wright Corp.	33,489	1,099,779
Esterline Technologies Corp.[a]	22,181	1,664,462
Exelis Inc.	134,642	1,503,951
Moog Inc. Class Aa,b	32,373	1,495,956
Spirit AeroSystems Holdings Inc. Class Aa	79,037	1,579,950

		9,090,666
AGRICULTURE — 0.35%
Universal Corp.	16,697	960,912

		960,912
AIRLINES — 1.11%
JetBlue Airways Corp.[a,b]	161,011	1,109,366
US Airways Group Inc.[a,b]	116,753	1,973,125

		3,082,491
APPAREL — 0.76%
Iconix Brand Group Inc.[a,b]	46,501	1,332,254
Jones Group Inc. (The)	55,163	772,282

		2,104,536
AUTO MANUFACTURERS — 1.56%
Navistar International Corp.[a]	57,319	1,898,405
Oshkosh Corp.[a]	62,597	2,457,558

		4,355,963
AUTO PARTS & EQUIPMENT — 1.06%
Cooper Tire & Rubber Co.	45,094	1,122,390
Dana Holding Corp.	106,012	1,828,707

		2,951,097
BANKS — 8.80%
Associated Banc-Corp	120,160	1,714,683
Bank of Hawaii Corp.	32,210	1,536,095
BankUnited Inc.	34,903	884,791
CapitalSource Inc.	150,240	1,344,648
CVB Financial Corp.	63,136	686,288
F.N.B. Corp.	103,711	1,181,268
First Financial Bancorp	41,250	634,013
FirstMerit Corp.	118,367	2,027,627
Fulton Financial Corp.	142,408	1,575,033

Security	Shares	Value

IBERIABANK Corp.	21,057	$960,620
International Bancshares Corp.	39,061	757,783
MB Financial Inc.	39,359	974,529
Old National Bancorp	72,215	879,579
PacWest Bancorp	23,056	639,343
Park National Corp.	9,155	626,019
Sterling Financial Corp.	20,855	454,639
Susquehanna Bancshares Inc.	133,321	1,555,856
TCF Financial Corp.	116,898	1,700,866
Trustmark Corp.	48,126	1,181,493
United Bankshares Inc.	23,488	594,481
Valley National Bancorp	142,584	1,281,830
Webster Financial Corp.	57,265	1,338,283

		24,529,767
BIOTECHNOLOGY — 0.28%
PDL BioPharma Inc.	99,847	772,816

		772,816
CHEMICALS — 2.49%
Axiall Corp.	50,010	2,623,025
Cabot Corp.	42,844	1,609,221
Kronos Worldwide Inc.[b]	15,218	269,054
Olin Corp.	57,549	1,390,959
Stepan Co.	12,569	715,679
Tronox Ltd. Class A	16,065	329,975

		6,937,913
COAL — 1.26%
Alpha Natural Resources Inc.[a]	158,062	1,172,820
Arch Coal Inc.	152,772	740,944
Cloud Peak Energy Inc.[a,b]	43,374	847,528
SunCoke Energy Inc.[a]	50,188	759,345

		3,520,637
COMMERCIAL SERVICES — 5.82%
ABM Industries Inc.	36,166	815,543
Apollo Group Inc. Class Aa,b	71,590	1,315,108
Avis Budget Group Inc.[a,b]	76,844	2,216,181
Booz Allen Hamilton Holding Corp.	27,778	421,948
Brink’s Co. (The)	34,161	905,608
Deluxe Corp.	36,267	1,383,223
DeVry Inc.	40,743	1,141,211
FTI Consulting Inc.[a,b]	29,252	968,826
Lender Processing Services Inc.	60,920	1,689,921
Matthews International Corp. Class A	19,938	733,918
PHH Corp.[a]	40,676	857,450

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

R.R. Donnelley & Sons Co.[b]	128,808	$1,585,627
Rent-A-Center Inc.	41,585	1,452,564
Valassis Communications Inc.	28,142	721,280

		16,208,408
COMPUTERS — 2.45%
Brocade Communications Systems Inc.[a]	325,934	1,896,936
CACI International Inc. Class Aa	16,533	967,015
Diebold Inc.	45,355	1,328,448
j2 Global Inc.	30,937	1,259,136
Lexmark International Inc. Class A	45,299	1,373,013

		6,824,548
COSMETICS & PERSONAL CARE — 0.06%
Revlon Inc. Class Aa	8,084	156,425

		156,425
DISTRIBUTION & WHOLESALE — 1.77%
Ingram Micro Inc. Class Aa	107,622	1,916,748
Owens & Minor Inc.[b]	45,447	1,480,209
ScanSource Inc.[a,b]	20,051	580,877
United Stationers Inc.	28,928	939,292

		4,917,126
DIVERSIFIED FINANCIAL SERVICES — 0.87%
Aircastle Ltd.[b]	40,458	564,794
Janus Capital Group Inc.	136,692	1,219,292
Nelnet Inc. Class A	18,648	634,032

		2,418,118
ELECTRIC — 7.06%
ALLETE Inc.	25,501	1,309,476
Avista Corp.	42,853	1,202,027
Black Hills Corp.	31,716	1,487,163
CH Energy Group Inc.	10,716	696,218
Cleco Corp.	43,527	2,155,457
El Paso Electric Co.	28,816	1,079,447
Empire District Electric Co. (The)	30,413	701,628
Hawaiian Electric Industries Inc.	70,242	1,987,849
IDACORP Inc.	35,857	1,764,523
NorthWestern Corp.	26,683	1,147,903
PNM Resources Inc.	57,173	1,372,724
Portland General Electric Co.	54,008	1,741,758
UIL Holdings Corp.	36,506	1,520,110
UNS Energy Corp.	29,713	1,514,174

		19,680,457

Security	Shares	Value

ELECTRICAL COMPONENTS & EQUIPMENT — 0.44%
General Cable Corp.[a]	35,683	$1,230,350

		1,230,350
ELECTRONICS — 2.36%
AVX Corp.	33,743	381,633
Benchmark Electronics Inc.[a]	39,741	708,979
Brady Corp. Class A	32,957	1,116,583
Itron Inc.[a]	28,135	1,115,553
Plexus Corp.[a]	24,786	668,478
Tech Data Corp.[a]	27,090	1,265,916
Vishay Intertechnology Inc.[a,b]	94,637	1,328,704

		6,585,846
ENGINEERING & CONSTRUCTION — 1.43%
AECOM Technology Corp.[a]	75,035	2,181,267
McDermott International Inc.[a]	168,701	1,801,727

		3,982,994
ENTERTAINMENT — 0.34%
Marriott Vacations Worldwide Corp.[a]	20,900	950,532

		950,532
FOOD — 1.52%
Cal-Maine Foods Inc.	9,960	425,093
Dole Food Co. Inc.[a,b]	26,519	285,344
Fresh Del Monte Produce Inc.[b]	27,189	690,873
Harris Teeter Supermarkets Inc.	35,428	1,480,536
Pilgrim’s Pride Corp.[a,b]	42,476	415,840
Seaboard Corp.	223	612,354
Weis Markets Inc.	7,993	334,347

		4,244,387
FOREST PRODUCTS & PAPER — 1.06%
Buckeye Technologies Inc.	27,756	1,043,348
Resolute Forest Products Inc.[a,b]	69,023	1,009,806
Schweitzer-Mauduit International Inc.	22,478	905,639

		2,958,793
GAS — 3.75%
Laclede Group Inc. (The)[b]	15,033	702,191
New Jersey Resources Corp.	29,938	1,413,074
Northwest Natural Gas Co.	19,298	858,182
Piedmont Natural Gas Co.	54,328	1,870,513
Southwest Gas Corp.	33,135	1,678,951
Vectren Corp.	58,881	2,211,570
WGL Holdings Inc.	36,909	1,705,934

		10,440,415

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

HEALTH CARE — PRODUCTS — 0.53%
Hill-Rom Holdings Inc.	43,097	$1,468,315

		1,468,315
HEALTH CARE — SERVICES — 4.99%
Community Health Systems Inc.	66,046	3,009,716
Health Management Associates Inc. Class Aa	184,158	2,115,975
Health Net Inc.[a]	56,644	1,665,334
LifePoint Hospitals Inc.[a]	33,544	1,610,112
Magellan Health Services Inc.[a]	19,337	989,281
Molina Healthcare Inc.[a]	20,595	683,754
Select Medical Holdings Corp.	28,679	236,602
Tenet Healthcare Corp.[a]	74,747	3,390,524
Universal American Corp.[b]	24,839	212,373

		13,913,671
HOME BUILDERS — 0.85%
KB Home	58,832	1,326,073
M.D.C. Holdings Inc.	27,838	1,046,709

		2,372,782
HOUSEHOLD PRODUCTS & WARES — 0.48%
ACCO Brands Corp.[a]	80,825	545,569
Helen of Troy Ltd.[a]	22,830	796,310

		1,341,879
INSURANCE — 10.26%
American National Insurance Co.	5,183	487,357
AmTrust Financial Services Inc.[b]	19,092	604,453
Argo Group International Holdings Ltd.	18,032	747,426
Aspen Insurance Holdings Ltd.	50,070	1,912,173
Assured Guaranty Ltd.	139,084	2,869,303
CNO Financial Group Inc.	158,437	1,793,507
Endurance Specialty Holdings Ltd.	31,009	1,518,511
Enstar Group Ltd.[a]	5,966	758,219
FBL Financial Group Inc. Class A	8,054	316,603
First American Financial Corp.	77,025	2,061,959
Greenlight Capital Re Ltd. Class Aa,b	20,915	514,718
Hanover Insurance Group Inc. (The)	31,913	1,609,373
Kemper Corp.	38,885	1,238,876
MBIA Inc.[a]	100,912	954,628
Mercury General Corp.	23,925	1,093,612
Montpelier Re Holdings Ltd.	39,909	1,028,056
Old Republic International Corp.	172,661	2,330,923
OneBeacon Insurance Group Ltd. Class Ab	16,574	225,241

Security	Shares	Value

Platinum Underwriters Holdings Ltd.	23,447	$1,330,617
Protective Life Corp.	55,942	2,129,153
Selective Insurance Group Inc.	39,859	933,896
StanCorp Financial Group Inc.	31,741	1,370,576
Symetra Financial Corp.	55,506	756,547

		28,585,727
IRON & STEEL — 0.59%
Commercial Metals Co.	83,441	1,219,907
Schnitzer Steel Industries Inc. Class A	16,768	411,319

		1,631,226
MACHINERY — 1.09%
Briggs & Stratton Corp.	34,487	775,613
Terex Corp.[a]	79,302	2,268,037

		3,043,650
MANUFACTURING — 2.38%
Crane Co.	34,489	1,856,543
Harsco Corp.	57,834	1,262,516
Hillenbrand Inc.	44,887	1,128,010
Trinity Industries Inc.	56,679	2,392,421

		6,639,490
MEDIA — 1.70%
Meredith Corp.	25,672	996,587
New York Times Co. (The) Class Aa,b	87,427	774,603
Scholastic Corp.	19,067	523,389
Sinclair Broadcast Group Inc. Class A	37,299	999,613
Washington Post Co. (The) Class Bb	3,240	1,436,422

		4,730,614
METAL FABRICATE & HARDWARE — 0.44%
Worthington Industries Inc.	37,952	1,221,295

		1,221,295
OFFICE FURNISHINGS — 0.26%
Steelcase Inc. Class A	56,580	718,566

		718,566
OIL & GAS — 1.27%
Delek US Holdings Inc.	25,471	919,248
Forest Oil Corp.[a,b]	85,846	359,695
Stone Energy Corp.[a,b]	35,518	700,770
W&T Offshore Inc.	25,388	296,532
Western Refining Inc.	41,044	1,268,670

		3,544,915
OIL & GAS SERVICES — 1.37%
Exterran Holdings Inc.[a,b]	46,566	1,230,274
Helix Energy Solutions Group Inc.[a]	70,351	1,620,887

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

SEACOR Holdings Inc.	13,530	$975,648

		3,826,809
REAL ESTATE INVESTMENT TRUSTS — 11.04%
Anworth Mortgage Asset Corp.[b]	102,229	645,065
ARMOUR Residential REIT Inc.	267,630	1,736,919
Brandywine Realty Trust	110,172	1,644,868
Capstead Mortgage Corp.[b]	71,053	943,584
CommonWealth REIT	84,710	1,891,574
CYS Investments Inc.	125,583	1,560,997
First Industrial Realty Trust Inc.	69,732	1,250,992
Franklin Street Properties Corp.[b]	51,760	790,375
GEO Group Inc. (The)	51,052	1,911,897
Glimcher Realty Trust	102,563	1,286,140
Government Properties Income Trust[b]	39,225	1,021,811
Hatteras Financial Corp.	70,762	1,933,925
Healthcare Realty Trust Inc.	63,614	1,909,692
Hersha Hospitality Trust	123,902	740,934
Invesco Mortgage Capital Inc.	93,754	2,006,336
Mack-Cali Realty Corp.	59,781	1,660,118
NorthStar Realty Finance Corp.[b]	136,348	1,359,390
Pennsylvania Real Estate Investment Trust[b]	37,857	784,776
PennyMac Mortgage Investment Trust[c]	45,215	1,141,679
Redwood Trust Inc.[b]	58,522	1,335,472
Starwood Property Trust Inc.	116,093	3,191,397

		30,747,941
RETAIL — 3.86%
Barnes & Noble Inc.[a,b]	26,965	488,875
Big Lots Inc.[a]	41,354	1,506,113
Bob Evans Farms Inc.	19,962	865,153
Cash America International Inc.[b]	20,548	896,509
Cato Corp. (The) Class A	19,228	461,664
EZCORP Inc. Class A NVS[a]	34,067	575,732
Guess? Inc.	43,897	1,215,069
Men’s Wearhouse Inc. (The)	34,297	1,148,950
Penske Automotive Group Inc.	30,480	942,442
Regis Corp.	40,781	764,644
Rite Aid Corp.[a]	510,265	1,352,202
Sonic Automotive Inc. Class A	24,748	544,209

		10,761,562
SAVINGS & LOANS — 0.88%
Astoria Financial Corp.	59,258	568,284
Provident Financial Services Inc.	38,728	593,700

Security	Shares	Value

Washington Federal Inc.	75,490	$1,296,164

		2,458,148
SEMICONDUCTORS — 1.68%
First Solar Inc.[a,b]	43,103	2,006,876
International Rectifier Corp.[a]	49,683	1,053,776
Kulicke and Soffa Industries Inc.[a]	53,712	620,911
MKS Instruments Inc.	37,640	1,011,387

		4,692,950
SOFTWARE — 0.76%
ManTech International Corp. Class A	16,905	451,195
SYNNEX Corp.[a,b]	19,017	657,988
Take-Two Interactive Software Inc.[a]	65,715	1,002,811

		2,111,994
TELECOMMUNICATIONS — 2.22%
Anixter International Inc.	19,216	1,378,556
Cincinnati Bell Inc.[a]	144,078	507,154
EchoStar Corp. Class Aa	28,178	1,106,550
NII Holdings Inc.[a,b]	122,884	1,069,091
Telephone & Data Systems Inc.	71,788	1,610,923
Tellabs Inc.	241,311	499,514

		6,171,788
TRANSPORTATION — 2.74%
Atlas Air Worldwide Holdings Inc.[a,b]	18,969	709,441
Bristow Group Inc.	25,872	1,635,110
Matson Inc.	30,500	717,970
Ryder System Inc.	36,876	2,141,389
Ship Finance International Ltd.[b]	34,781	573,191
Tidewater Inc.	35,324	1,852,744

		7,629,845
TRUCKING & LEASING — 0.53%
TAL International Group Inc.	24,270	1,004,778
Textainer Group Holdings Ltd.	11,954	462,261

		1,467,039

TOTAL COMMON STOCKS
(Cost: $243,792,054)		278,193,106

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL VALUE INDEX FUND

April 30, 2013

Security	Shares	Value

SHORT-TERM INVESTMENTS — 7.72%

MONEY MARKET FUNDS — 7.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	19,749,613	$19,749,613
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	1,372,413	1,372,413
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	390,050	390,050

		21,512,076

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,512,076)		21,512,076

TOTAL INVESTMENTS IN SECURITIES — 107.57%
(Cost: $265,304,130)		299,705,182
Other Assets, Less Liabilities — (7.57)%		(21,080,859)

NET ASSETS — 100.00%		$278,624,323

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	59

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$263,576,753	$326,067,370	$218,831,424
Affiliated (Note 2)	3,266,163	8,758,630	2,272,710

Total cost of investments	$266,842,916	$334,826,000	$221,104,134

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$333,350,655	$448,392,355	$257,578,614
Affiliated (Note 2)	4,190,785	8,758,630	2,582,502

Total fair value of investments	337,541,440	457,150,985	260,161,116
Receivables:
Dividends and interest	443,141	163,800	322,467

Total Assets	337,984,581	457,314,785	260,483,583

LIABILITIES
Payables:
Investment securities purchased	460,533	—	396,276
Collateral for securities on loan (Note 5)	734,400	8,245,742	69,875
Investment advisory fees (Note 2)	53,765	91,418	52,493

Total Liabilities	1,248,698	8,337,160	518,644

NET ASSETS	$336,735,883	$448,977,625	$259,964,939

Net assets consist of:
Paid-in capital	$294,309,418	$452,474,715	$290,616,021
Undistributed net investment income	450,730	210,424	478,903
Accumulated net realized loss	(28,722,789)	(126,032,499)	(70,186,967)
Net unrealized appreciation	70,698,524	122,324,985	39,056,982

NET ASSETS	$336,735,883	$448,977,625	$259,964,939

Shares outstanding[b]	3,550,000	5,400,000	3,600,000

Net asset value per share	$94.86	$83.14	$72.21

[a]	Securities on loan with values of $722,072, $8,007,792 and $68,542, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$160,645,375	$132,566,746	$100,739,277
Affiliated (Note 2)	6,627,771	9,571,808	2,905,412

Total cost of investments	$167,273,146	$142,138,554	$103,644,689

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$195,296,815	$167,255,279	$120,207,310
Affiliated (Note 2)	6,627,771	9,571,808	2,905,412

Total fair value of investments	201,924,586	176,827,087	123,112,722
Receivables:
Investment securities sold	—	297,826	44,441
Dividends and interest	253,723	20,803	74,896

Total Assets	202,178,309	177,145,716	123,232,059

LIABILITIES
Payables:
Investment securities purchased	22,572	288,432	131,756
Collateral for securities on loan (Note 5)	6,511,865	9,503,606	2,770,152
Investment advisory fees (Note 2)	39,253	40,341	28,581

Total Liabilities	6,573,690	9,832,379	2,930,489

NET ASSETS	$195,604,619	$167,313,337	$120,301,570

Net assets consist of:
Paid-in capital	$180,689,065	$255,177,809	$124,387,640
Undistributed net investment income	173,446	—	76,170
Accumulated net realized loss	(19,909,332)	(122,553,005)	(23,630,273)
Net unrealized appreciation	34,651,440	34,688,533	19,468,033

NET ASSETS	$195,604,619	$167,313,337	$120,301,570

Shares outstanding[b]	1,750,000	1,400,000	1,250,000

Net asset value per share	$111.77	$119.51	$96.24

[a]	Securities on loan with values of $6,401,171, $9,383,693 and $2,695,910, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$134,267,781	$78,203,328	$242,645,636
Affiliated (Note 2)	13,962,892	13,210,165	22,658,494

Total cost of investments	$148,230,673	$91,413,493	$265,304,130

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$161,431,002	$93,254,489	$277,051,427
Affiliated (Note 2)	13,962,892	13,210,165	22,653,755

Total fair value of investments	175,393,894	106,464,654	299,705,182
Cash	—	3,930	—
Receivables:
Investment securities sold	—	48,400	—
Dividends and interest	81,177	39,608	184,385

Total Assets	175,475,071	106,556,592	299,889,567

LIABILITIES
Payables:
Investment securities purchased	—	78,089	76,325
Collateral for securities on loan (Note 5)	13,906,699	13,140,868	21,122,026
Investment advisory fees (Note 2)	32,637	22,576	66,893

Total Liabilities	13,939,336	13,241,533	21,265,244

NET ASSETS	$161,535,735	$93,315,059	$278,624,323

Net assets consist of:
Paid-in capital	$159,087,424	$96,926,696	$257,121,898
Undistributed net investment income	—	—	100,613
Accumulated net realized loss	(24,714,910)	(18,662,798)	(12,999,240)
Net unrealized appreciation	27,163,221	15,051,161	34,401,052

NET ASSETS	$161,535,735	$93,315,059	$278,624,323

Shares outstanding[b]	1,500,000	900,000	2,700,000

Net asset value per share	$107.69	$103.68	$103.19

[a]	Securities on loan with values of $13,568,858, $12,969,087 and $20,772,657, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares Morningstar Large Core Index Fund	iShares Morningstar Large Growth Index Fund	iShares Morningstar Large Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$7,197,371	$7,180,159	$7,552,590
Dividends — affiliated (Note 2)	46,140	20,075	57,231
Interest — affiliated (Note 2)	282	384	227
Securities lending income — affiliated (Note 2)	12,323	37,570	1,735

Total investment income	7,256,116	7,238,188	7,611,783

EXPENSES
Investment advisory fees (Note 2)	588,657	1,119,275	617,297

Total expenses	588,657	1,119,275	617,297

Net investment income	6,667,459	6,118,913	6,994,486

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,438,683	(9,122,586)	7,802,281
Investments — affiliated (Note 2)	6,525	(280,592)	(4,129)
In-kind redemptions — unaffiliated	28,588,361	21,568,815	5,656,915
In-kind redemptions — affiliated (Note 2)	7,506	2,920	26,115

Net realized gain	34,041,075	12,168,557	13,481,182

Net change in unrealized appreciation/depreciation	22,934,983	20,915,118	20,840,522

Net realized and unrealized gain	56,976,058	33,083,675	34,321,704

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,643,517	$39,202,588	$41,316,190

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Morningstar Mid Core Index Fund	iShares Morningstar Mid Growth Index Fund	iShares Morningstar Mid Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,785,549	$1,471,713	$2,749,127
Interest — affiliated (Note 2)	134	110	96
Securities lending income — affiliated (Note 2)	28,585	115,579	52,424

Total investment income	2,814,268	1,587,402	2,801,647

EXPENSES
Investment advisory fees (Note 2)	405,621	488,566	304,181

Total expenses	405,621	488,566	304,181

Net investment income	2,408,647	1,098,836	2,497,466

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,805,255	(588,032)	5,114,767
In-kind redemptions — unaffiliated	3,820,584	6,268,995	632,604

Net realized gain	11,625,839	5,680,963	5,747,371

Net change in unrealized appreciation/depreciation	13,913,848	12,720,324	14,640,619

Net realized and unrealized gain	25,539,687	18,401,287	20,387,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,948,334	$19,500,123	$22,885,456

See notes to financial statements.

64	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares Morningstar Small Core Index Fund	iShares Morningstar Small Growth Index Fund	iShares Morningstar Small Value Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,440,740	$775,273	$5,616,106
Dividends — affiliated (Note 2)	—	—	25,773
Interest — affiliated (Note 2)	111	65	208
Securities lending income — affiliated (Note 2)	208,728	325,685	297,060

Total investment income	2,649,579	1,101,023	5,939,147

EXPENSES
Investment advisory fees (Note 2)	352,502	268,782	599,892

Total expenses	352,502	268,782	599,892

Net investment income	2,297,077	832,241	5,339,255

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	5,873,101	1,692,714	9,458,584
In-kind redemptions — unaffiliated	1,701,747	1,879,789	8,078,759

Net realized gain	7,574,848	3,572,503	17,537,343

Net change in unrealized appreciation/depreciation	11,567,783	7,278,352	20,751,326

Net realized and unrealized gain	19,142,631	10,850,855	38,288,669

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,439,708	$11,683,096	$43,627,924

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large Core Index Fund		iShares Morningstar Large Growth Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,667,459	$6,160,019	$6,118,913	$3,290,996
Net realized gain (loss)	34,041,075	15,979,605	12,168,557	(7,919,052)
Net change in unrealized appreciation/depreciation	22,934,983	(8,183,360)	20,915,118	47,005,634

Net increase in net assets resulting from operations	63,643,517	13,956,264	39,202,588	42,377,578

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,660,122)	(6,081,636)	(6,111,971)	(3,316,876)

Total distributions to shareholders	(6,660,122)	(6,081,636)	(6,111,971)	(3,316,876)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	110,984,730	32,192,583	22,753,393	58,764,703
Cost of shares redeemed	(105,074,942)	(86,530,574)	(69,233,071)	(33,282,070)

Net increase (decrease) in net assets from capital share transactions	5,909,788	(54,337,991)	(46,479,678)	25,482,633

INCREASE (DECREASE) IN NET ASSETS	62,893,183	(46,463,363)	(13,389,061)	64,543,335

NET ASSETS
Beginning of year	273,842,700	320,306,063	462,366,686	397,823,351

End of year	$336,735,883	$273,842,700	$448,977,625	$462,366,686

Undistributed net investment income included in net assets at end of year	$450,730	$443,393	$210,424	$203,482

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	450,000	300,000	800,000
Shares redeemed	(1,350,000)	(1,200,000)	(900,000)	(500,000)

Net increase (decrease) in shares outstanding	100,000	(750,000)	(600,000)	300,000

See notes to financial statements.

66	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large Value Index Fund		iShares Morningstar Mid Core Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,994,486	$7,028,863	$2,408,647	$2,057,087
Net realized gain (loss)	13,481,182	(7,490,403)	11,625,839	14,653,852
Net change in unrealized appreciation/depreciation	20,840,522	(2,070,034)	13,913,848	(15,898,036)

Net increase (decrease) in net assets resulting from operations	41,316,190	(2,531,574)	27,948,334	812,903

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,045,149)	(7,017,286)	(2,235,375)	(2,091,459)

Total distributions to shareholders	(7,045,149)	(7,017,286)	(2,235,375)	(2,091,459)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,495,200	29,390,999	39,110,150	31,189,981
Cost of shares redeemed	(32,590,258)	(24,179,630)	(23,337,269)	(55,912,762)

Net increase (decrease) in net assets from capital share transactions	(26,095,058)	5,211,369	15,772,881	(24,722,781)

INCREASE (DECREASE) IN NET ASSETS	8,175,983	(4,337,491)	41,485,840	(26,001,337)

NET ASSETS
Beginning of year	251,788,956	256,126,447	154,118,779	180,120,116

End of year	$259,964,939	$251,788,956	$195,604,619	$154,118,779

Undistributed net investment income included in net assets at end of year	$478,903	$529,566	$173,446	$—

SHARES ISSUED AND REDEEMED
Shares sold	100,000	500,000	400,000	350,000
Shares redeemed	(500,000)	(400,000)	(250,000)	(650,000)

Net increase (decrease) in shares outstanding	(400,000)	100,000	150,000	(300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid Growth Index Fund		iShares Morningstar Mid Value Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,098,836	$243,021	$2,497,466	$2,131,431
Net realized gain	5,680,963	12,048,521	5,747,371	559,093
Net change in unrealized appreciation/depreciation	12,720,324	(20,251,442)	14,640,619	(7,140,112)

Net increase (decrease) in net assets resulting from operations	19,500,123	(7,959,900)	22,885,456	(4,449,588)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,295,046)	(343,001)	(2,421,296)	(2,197,069)

Total distributions to shareholders	(1,295,046)	(343,001)	(2,421,296)	(2,197,069)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,909,440	25,430,697	4,676,991	3,484,262
Cost of shares redeemed	(31,544,849)	(52,027,413)	(4,122,448)	(21,745,238)

Net increase (decrease) in net assets from capital share transactions	(21,635,409)	(26,596,716)	554,543	(18,260,976)

INCREASE (DECREASE) IN NET ASSETS	(3,430,332)	(34,899,617)	21,018,703	(24,907,633)

NET ASSETS
Beginning of year	170,743,669	205,643,286	99,282,867	124,190,500

End of year	$167,313,337	$170,743,669	$120,301,570	$99,282,867

Undistributed net investment income included in net assets at end of year	$—	$—	$76,170	$—

SHARES ISSUED AND REDEEMED
Shares sold	100,000	250,000	50,000	50,000
Shares redeemed	(300,000)	(550,000)	(50,000)	(300,000)

Net decrease in shares outstanding	(200,000)	(300,000)	—	(250,000)

See notes to financial statements.

68	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Core Index Fund		iShares Morningstar Small Growth Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,297,077	$1,785,259	$832,241	$452,213
Net realized gain	7,574,848	3,783,434	3,572,503	3,535,310
Net change in unrealized appreciation/depreciation	11,567,783	(22,226,702)	7,278,352	(16,970,813)

Net increase (decrease) in net assets resulting from operations	21,439,708	(16,658,009)	11,683,096	(12,983,290)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,521,873)	(1,616,134)	(1,180,413)	(380,122)

Total distributions to shareholders	(2,521,873)	(1,616,134)	(1,180,413)	(380,122)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,115,743	27,231,598	—	22,612,974
Cost of shares redeemed	(17,652,739)	(73,773,275)	(9,674,936)	(64,592,058)

Net decrease in net assets from capital share transactions	(7,536,996)	(46,541,677)	(9,674,936)	(41,979,084)

INCREASE (DECREASE) IN NET ASSETS	11,380,839	(64,815,820)	827,747	(55,342,496)

NET ASSETS
Beginning of year	150,154,896	214,970,716	92,487,312	147,829,808

End of year	$161,535,735	$150,154,896	$93,315,059	$92,487,312

Undistributed net investment income included in net assets at end of year	$—	$169,125	$—	$72,091

SHARES ISSUED AND REDEEMED
Shares sold	100,000	300,000	—	250,000
Shares redeemed	(200,000)	(850,000)	(100,000)	(800,000)

Net decrease in shares outstanding	(100,000)	(550,000)	(100,000)	(550,000)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small Value Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,339,255	$3,995,653
Net realized gain	17,537,343	5,834,272
Net change in unrealized appreciation/depreciation	20,751,326	(15,791,632)

Net increase (decrease) in net assets resulting from operations	43,627,924	(5,961,707)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,220,430)	(4,151,157)

Total distributions to shareholders	(5,220,430)	(4,151,157)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	115,165,201	29,180,674
Cost of shares redeemed	(39,525,027)	(55,786,029)

Net increase (decrease) in net assets from capital share transactions	75,640,174	(26,605,355)

INCREASE (DECREASE) IN NET ASSETS	114,047,668	(36,718,219)

NET ASSETS
Beginning of year	164,576,655	201,294,874

End of year	$278,624,323	$164,576,655

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$100,613	$(56,543)

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	350,000
Shares redeemed	(400,000)	(700,000)

Net increase (decrease) in shares outstanding	800,000	(350,000)

See notes to financial statements.

70	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Core Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$79.37	$76.26	$68.10	$50.88	$76.07

Income from investment operations:
Net investment income[a]	1.88	1.59	1.31	1.22	1.50
Net realized and unrealized gain (loss)[b]	15.49	3.07	8.14	17.22	(25.24)

Total from investment operations	17.37	4.66	9.45	18.44	(23.74)

Less distributions from:
Net investment income	(1.88)	(1.55)	(1.29)	(1.22)	(1.45)

Total distributions	(1.88)	(1.55)	(1.29)	(1.22)	(1.45)

Net asset value, end of year	$94.86	$79.37	$76.26	$68.10	$50.88

Total return	22.23%	6.35%	14.13%	36.53%	(31.43)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$336,736	$273,843	$320,306	$265,600	$195,880
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.27%	2.20%	1.94%	2.00%	2.57%
Portfolio turnover rate[c]	63%	33%	38%	32%	40%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Growth Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$77.06	$69.79	$60.81	$44.51	$67.23

Income from investment operations:
Net investment income[a]	1.06	0.60	0.48	0.47	0.47
Net realized and unrealized gain (loss)[b]	6.08	7.27	9.00	16.30	(22.74)

Total from investment operations	7.14	7.87	9.48	16.77	(22.27)

Less distributions from:
Net investment income	(1.06)	(0.60)	(0.50)	(0.47)	(0.45)

Total distributions	(1.06)	(0.60)	(0.50)	(0.47)	(0.45)

Net asset value, end of year	$83.14	$77.06	$69.79	$60.81	$44.51

Total return	9.36%	11.42%	15.70%	37.81%	(33.16)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$448,978	$462,367	$397,823	$446,937	$331,585
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.37%	0.88%	0.78%	0.87%	0.91%
Portfolio turnover rate[c]	42%	28%	24%	24%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large Value Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$62.95	$65.67	$56.69	$43.65	$76.51

Income from investment operations:
Net investment income[a]	1.84	1.82	1.57	1.47	2.10
Net realized and unrealized gain (loss)[b]	9.28	(2.74)	8.94	13.07	(32.84)

Total from investment operations	11.12	(0.92)	10.51	14.54	(30.74)

Less distributions from:
Net investment income	(1.86)	(1.80)	(1.53)	(1.50)	(2.12)

Total distributions	(1.86)	(1.80)	(1.53)	(1.50)	(2.12)

Net asset value, end of year	$72.21	$62.95	$65.67	$56.69	$43.65

Total return	18.02%	(1.18)%	19.00%	33.70%	(40.70)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$259,965	$251,789	$256,126	$212,600	$159,308
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.83%	3.03%	2.74%	2.83%	3.83%
Portfolio turnover rate[c]	45%	30%	30%	31%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Core Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$96.32	$94.80	$76.24	$51.77	$81.41

Income from investment operations:
Net investment income[a]	1.46	1.16	1.12	0.95	0.86
Net realized and unrealized gain (loss)[b]	15.35	1.56	18.59	24.47	(29.52)

Total from investment operations	16.81	2.72	19.71	25.42	(28.66)

Less distributions from:
Net investment income	(1.36)	(1.20)	(1.15)	(0.95)	(0.98)

Total distributions	(1.36)	(1.20)	(1.15)	(0.95)	(0.98)

Net asset value, end of year	$111.77	$96.32	$94.80	$76.24	$51.77

Total return	17.65%	3.02%	26.14%	49.44%	(35.29)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$195,605	$154,119	$180,120	$125,792	$77,659
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.48%	1.32%	1.40%	1.49%	1.40%
Portfolio turnover rate[c]	90%	53%	47%	46%	60%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Growth Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$106.71	$108.23	$84.45	$57.53	$95.61

Income from investment operations:
Net investment income[a]	0.72	0.14	0.35	0.21	0.23
Net realized and unrealized gain (loss)[b]	12.93	(1.47)	23.82	26.93	(38.07)

Total from investment operations	13.65	(1.33)	24.17	27.14	(37.84)

Less distributions from:
Net investment income	(0.85)	(0.19)	(0.39)	(0.22)	(0.24)
Return of capital	—	—	—	(0.00)[c]	—

Total distributions	(0.85)	(0.19)	(0.39)	(0.22)	(0.24)

Net asset value, end of year	$119.51	$106.71	$108.23	$84.45	$57.53

Total return	12.89%	(1.22)%	28.69%	47.28%	(39.60)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$167,313	$170,744	$205,643	$168,905	$195,613
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[d]	0.67%	0.14%	0.39%	0.30%	0.32%
Portfolio turnover rate	73%	45%	47%	45%	49%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid Value Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$79.43	$82.79	$73.33	$48.03	$74.60

Income from investment operations:
Net investment income[a]	2.02	1.58	1.89	1.46	1.93
Net realized and unrealized gain (loss)[b]	16.75	(3.30)	9.65	25.19	(26.56)

Total from investment operations	18.77	(1.72)	11.54	26.65	(24.63)

Less distributions from:
Net investment income	(1.96)	(1.64)	(2.08)	(1.35)	(1.94)

Total distributions	(1.96)	(1.64)	(2.08)	(1.35)	(1.94)

Net asset value, end of year	$96.24	$79.43	$82.79	$73.33	$48.03

Total return	24.06%	(1.90)%	16.23%	56.05%	(33.26)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$120,302	$99,283	$124,191	$135,653	$69,647
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.46%	2.11%	2.62%	2.37%	3.37%
Portfolio turnover rate[c]	66%	50%	46%	41%	61%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Core Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$93.85	$99.99	$81.76	$53.70	$78.57

Income from investment operations:
Net investment income[a]	1.55	1.00	0.82	0.67	0.65
Net realized and unrealized gain (loss)[b]	14.04	(6.22)	18.33	28.06	(24.88)

Total from investment operations	15.59	(5.22)	19.15	28.73	(24.23)

Less distributions from:
Net investment income	(1.75)	(0.92)	(0.92)	(0.66)	(0.64)
Return of capital	—	—	—	(0.01)	—

Total distributions	(1.75)	(0.92)	(0.92)	(0.67)	(0.64)

Net asset value, end of year	$107.69	$93.85	$99.99	$81.76	$53.70

Total return	16.88%	(5.13)%	23.62%	53.72%	(30.86)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$161,536	$150,155	$214,971	$179,882	$80,550
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.63%	1.13%	0.99%	1.00%	1.08%
Portfolio turnover rate[c]	98%	62%	69%	66%	73%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Growth Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$92.49	$95.37	$72.67	$50.89	$73.02

Income from investment operations:
Net investment income[a]	0.87	0.37	0.27	0.06	0.27
Net realized and unrealized gain (loss)[b]	11.56	(2.91)	22.68	21.80	(22.13)

Total from investment operations	12.43	(2.54)	22.95	21.86	(21.86)

Less distributions from:
Net investment income	(1.24)	(0.34)	(0.25)	(0.07)	(0.27)
Return of capital	—	—	—	(0.01)	—

Total distributions	(1.24)	(0.34)	(0.25)	(0.08)	(0.27)

Net asset value, end of year	$103.68	$92.49	$95.37	$72.67	$50.89

Total return	13.59%	(2.65)%	31.63%	42.98%	(29.91)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$93,315	$92,487	$147,830	$90,835	$66,162
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.93%	0.43%	0.34%	0.10%	0.47%
Portfolio turnover rate[c]	81%	68%	64%	57%	56%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small Value Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$86.62	$89.46	$78.18	$48.22	$72.21

Income from investment operations:
Net investment income[a]	2.44	1.96	1.57	1.28	1.62
Net realized and unrealized gain (loss)[b]	16.53	(2.70)	11.30	29.85	(23.83)

Total from investment operations	18.97	(0.74)	12.87	31.13	(22.21)

Less distributions from:
Net investment income	(2.40)	(2.10)	(1.59)	(1.17)	(1.78)

Total distributions	(2.40)	(2.10)	(1.59)	(1.17)	(1.78)

Net asset value, end of year	$103.19	$86.62	$89.46	$78.18	$48.22

Total return	22.32%	(0.57)%	16.77%	65.11%	(30.92)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$278,624	$164,577	$201,295	$195,450	$65,094
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.67%	2.42%	2.02%	2.00%	2.95%
Portfolio turnover rate[c]	69%	52%	55%	57%	70%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
Morningstar Large Core	Diversified
Morningstar Large Growth	Non-diversified
Morningstar Large Value	Non-diversified
Morningstar Mid Core	Diversified
Morningstar Mid Growth	Diversified

iShares Index Fund	Diversification Classification
Morningstar Mid Value	Diversified
Morningstar Small Core	Diversified
Morningstar Small Growth	Diversified
Morningstar Small Value	Diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Index Fund	Investment Advisory Fee
Morningstar Large Core	0.20%
Morningstar Large Growth	0.25
Morningstar Large Value	0.25
Morningstar Mid Core	0.25
Morningstar Mid Growth	0.30

iShares Index Fund	Investment Advisory Fee
Morningstar Mid Value	0.30%
Morningstar Small Core	0.25
Morningstar Small Growth	0.30
Morningstar Small Value	0.30

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
Morningstar Large Core	$6,636
Morningstar Large Growth	20,230
Morningstar Large Value	934
Morningstar Mid Core	15,392
Morningstar Mid Growth	62,235

iShares Index Fund	Securities Lending Agent Fees
Morningstar Mid Value	$28,229
Morningstar Small Core	112,392
Morningstar Small Growth	175,369
Morningstar Small Value	159,955

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2013, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Morningstar Large Core
BlackRock Inc.	—	11,666	(879)	10,787	$2,874,735	$46,140	$14,031

Morningstar Large Growth
BlackRock Inc.	13,775	115	(13,890)	—	$—	$20,075	$(277,672)

Morningstar Large Value
PNC Financial Services Group Inc. (The)	38,722	1,924	(7,511)	33,135	$2,249,204	$57,231	$21,986

Morningstar Small Value
Pennymac Mortgage Investment Trust	—	45,215	—	45,215	$1,141,679	$25,773	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Index Fund	Purchases	Sales
Morningstar Large Core	$186,022,939	$185,811,325
Morningstar Large Growth	186,199,444	186,223,096
Morningstar Large Value	110,493,085	110,527,440
Morningstar Mid Core	147,063,471	146,496,501
Morningstar Mid Growth	118,640,707	118,641,563
Morningstar Mid Value	67,192,124	66,823,192
Morningstar Small Core	139,178,281	139,570,466
Morningstar Small Growth	72,821,803	72,767,308
Morningstar Small Value	140,671,954	139,722,744

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follows:

iShares Index Fund	In-kind Purchases	In-kind Sales
Morningstar Large Core	$110,729,917	$104,988,604
Morningstar Large Growth	22,700,942	69,007,201
Morningstar Large Value	6,471,128	32,497,396
Morningstar Mid Core	38,866,261	23,288,762
Morningstar Mid Growth	9,897,264	31,398,710
Morningstar Mid Value	4,656,846	4,112,681
Morningstar Small Core	10,051,125	17,511,956
Morningstar Small Growth	—	9,564,858
Morningstar Small Value	113,720,457	38,728,378

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large Core	$27,579,349	$—	$(27,579,349)
Morningstar Large Growth	21,001,184	—	(21,001,184)
Morningstar Large Value	(1,933,740)	—	1,933,740
Morningstar Mid Core	3,820,584	174	(3,820,758)
Morningstar Mid Growth	5,309,599	196,210	(5,505,809)
Morningstar Mid Value	513,015	—	(513,015)
Morningstar Small Core	1,552,360	55,671	(1,608,031)
Mornignstar Small Growth	1,391,913	276,081	(1,667,994)
Morningstar Small Value	7,661,800	38,331	(7,700,131)

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Index Fund	2013	2012
Morningstar Large Core
Ordinary income	$6,660,122	$6,081,636

Morningstar Large Growth
Ordinary income	$6,111,971	$3,316,876

Morningstar Large Value
Ordinary income	$7,045,149	$7,017,286

Morningstar Mid Core
Ordinary income	$2,235,375	$2,091,459

Morningstar Mid Growth
Ordinary income	$1,295,046	$343,001

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares Index Fund	2013	2012
Morningstar Mid Value
Ordinary income	$2,421,296	$2,197,069

Morningstar Small Core
Ordinary income	$2,521,873	$1,616,134

Morningstar Small Growth
Ordinary income	$1,180,413	$380,122

Morningstar Small Value
Ordinary income	$5,220,430	$4,151,157

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Morningstar Large Core	$450,730	$(27,726,200)	$69,701,935	$42,426,465
Morningstar Large Growth	210,424	(123,647,194)	119,939,680	(3,497,090)
Morningstar Large Value	478,903	(64,027,894)	32,897,909	(30,651,082)
Morningstar Mid Core	173,446	(19,135,502)	33,877,610	14,915,554
Morningstar Mid Growth	—	(121,608,723)	33,744,251	(87,864,472)
Morningstar Mid Value	76,170	(22,587,494)	18,425,254	(4,086,070)
Morningstar Small Core	—	(24,468,250)	26,916,561	2,448,311
Morningstar Small Growth	—	(18,057,142)	14,445,505	(3,611,637)
Morningstar Small Value	199,745	(11,749,387)	33,052,067	21,502,425

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large Core	$—	$—	$—	$—	$—	$27,726,200	$—	$27,726,200
Morningstar Large Growth	23,875,944	754,949	3,087,927	881,226	27,706,178	66,358,290	982,680	123,647,194
Morningstar Large Value	1,608,032	35,116	468,973	672,390	19,478,955	36,252,824	5,511,604	64,027,894
Morningstar Mid Core	—	—	—	—	—	19,135,502	—	19,135,502
Morningstar Mid Growth	1,074,957	—	—	170,812	27,347,957	89,015,622	3,999,375	121,608,723
Morningstar Mid Value	—	—	—	—	6,135,743	16,451,751	—	22,587,494
Morningstar Small Core	2,771,152	—	—	—	—	21,697,098	—	24,468,250
Morningstar Small Growth	714,840	—	—	—	1,189,003	16,153,299	—	18,057,142
Morningstar Small Value	—	—	—	—	—	11,749,387	—	11,749,387

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Index Fund	Utilized
Morningstar Large Core	$4,694,245
Morningstar Large Value	5,085,075
Morningstar Mid Core	7,041,368
Morningstar Mid Value	3,219,633
Morningstar Small Core	155,643
Morningstar Small Value	5,741,030

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large Core	$267,839,505	$70,860,922	$(1,158,987)	$69,701,935
Morningstar Large Growth	337,211,305	123,394,373	(3,454,693)	119,939,680
Morningstar Large Value	227,263,207	46,027,381	(13,129,472)	32,897,909
Morningstar Mid Core	168,046,976	35,932,506	(2,054,896)	33,877,610
Morningstar Mid Growth	143,082,836	37,323,034	(3,578,783)	33,744,251
Morningstar Mid Value	104,687,468	23,669,834	(5,244,580)	18,425,254
Morningstar Small Core	148,477,333	29,626,613	(2,710,052)	26,916,561
Morningstar Small Growth	92,019,149	19,106,190	(4,660,685)	14,445,505
Morningstar Small Value	266,653,115	39,171,912	(6,119,845)	33,052,067

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

88	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Morningstar Large Core Index Fund, iShares Morningstar Large Growth Index Fund, iShares Morningstar Large Value Index Fund, iShares Morningstar Mid Core Index Fund, iShares Morningstar Mid Growth Index Fund, iShares Morningstar Mid Value Index Fund, iShares Morningstar Small Core Index Fund, iShares Morningstar Small Growth Index Fund and iShares Morningstar Small Value Index Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	89

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2013 qualified for the dividends-received deduction:

iShares Index Fund	Dividends- Received Deduction
Morningstar Large Core	100.00%
Morningstar Large Growth	100.00
Morningstar Large Value	100.00
Morningstar Mid Core	95.98
Morningstar Mid Growth	79.88

iShares Index Fund	Dividends- Received Deduction
Morningstar Mid Value	87.68%
Morningstar Small Core	82.14
Morningstar Small Growth	61.88
Morningstar Small Value	71.73

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Index Fund	Qualified Dividend Income
Morningstar Large Core	$6,660,122
Morningstar Large Growth	6,111,971
Morningstar Large Value	7,045,149
Morningstar Mid Core	2,235,375
Morningstar Mid Growth	1,086,102

iShares Index Fund	Qualified Dividend Income
Morningstar Mid Value	$2,421,296
Morningstar Small Core	2,023,585
Morningstar Small Growth	754,624
Morningstar Small Value	4,234,539

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

90	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large Core	$1.86575	$—	$0.01808	$1.88383	99%	—%	1%		100%
Morningstar Large Growth	1.05496	—	0.00052	1.05548	100	—	0	[a]	100
Morningstar Large Value	1.85582	—	0.00898	1.86480	100	—	0	[a]	100
Morningstar Mid Core	1.29091	—	0.07384	1.36475	95	—	5		100
Morningstar Mid Growth	0.82213	—	0.02843	0.85056	97	—	3		100
Morningstar Mid Value	1.90267	—	0.05331	1.95598	97	—	3		100
Morningstar Small Core	1.59395	—	0.15193	1.74588	91	—	9		100
Morningstar Small Growth	1.21070	—	0.03153	1.24223	97	—	3		100
Morningstar Small Value	2.22247	—	0.18224	2.40471	92	—	8		100

[a]	Rounds to less than 1%

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.
Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	91

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large Core Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.30%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,295	98.24
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08

	1,318	100.00%

iShares Morningstar Large Growth Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	5	0.38
Between 0.5% and –0.5%	1,303	98.86
Less than –0.5%	4	0.30

	1,318	100.00%

92	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Large Value Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,291	97.94
Less than –0.5% and Greater than –1.0%	4	0.30
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	1	0.08

	1,318	100.00%

iShares Morningstar Mid Core Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	7	0.53
Between 0.5% and –0.5%	1,300	98.62
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,318	100.00%

SUPPLEMENTAL INFORMATION	93

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid Growth Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.15%
Greater than 2.0% and Less than 2.5%	1	0.08
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,296	98.33
Less than –0.5% and Greater than –1.0%	2	0.15
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,318	100.00%

iShares Morningstar Mid Value Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	9	0.68
Between 0.5% and –0.5%	1,292	98.03
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,318	100.00%

94	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Core Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	4	0.30
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,296	98.33
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5%	5	0.38

	1,318	100.00%

iShares Morningstar Small Growth Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.15%
Greater than 1.5% and Less than 2.0%	3	0.23
Greater than 1.0% and Less than 1.5%	3	0.23
Greater than 0.5% and Less than 1.0%	4	0.30
Between 0.5% and –0.5%	1,294	98.16
Less than –0.5% and Greater than –1.0%	5	0.38
Less than –1.0% and Greater than –1.5%	3	0.23
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,318	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small Value Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	5	0.38%
Greater than 1.0% and Less than 1.5%	5	0.38
Greater than 0.5% and Less than 1.0%	8	0.61
Between 0.5% and –0.5%	1,290	97.86
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	1	0.08

	1,318	100.00%

96	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	97

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

98	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	99

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

100	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	101

Notes:

102	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-44-0413

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares FTSE EPRA/NAREIT Developed Asia Index Fund | IFAS | NASDAQ
➢	iShares FTSE EPRA/NAREIT Developed Europe Index Fund | IFEU | NASDAQ
➢	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund | IFGL | NASDAQ
➢	iShares FTSE EPRA/NAREIT North America Index Fund | IFNA | NASDAQ
➢	iShares FTSE NAREIT Industrial/Office Capped Index Fund | FNIO | NYSE Arca
➢	iShares FTSE NAREIT Mortgage Plus Capped Index Fund | REM | NYSE Arca
➢	iShares FTSE NAREIT Real Estate 50 Index Fund | FTY | NYSE Arca
➢	iShares FTSE NAREIT Residential Plus Capped Index Fund | REZ | NYSE Arca
➢	iShares FTSE NAREIT Retail Capped Index Fund | RTL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

MARKET OVERVIEW

Global stocks posted double-digit gains for the 12 months ended April 30, 2013 (the “reporting period”). Nearly all of the gains in the global equity markets occurred during the last half of the reporting period as a number of concerns and uncertainties that dampened stock performance during the first six months of the reporting period were alleviated or temporarily resolved during the last six months.

Global equity markets were volatile in the first half of the reporting period as uncertain outcomes in the U.S. presidential election and the “fiscal cliff” (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) weighed on investor confidence. In addition, concerns about the lingering European sovereign debt crisis and a broad deceleration in global economic activity contributed to the volatility in global stock markets. The end result was a modest gain for global stocks over the first six months of the reporting period.

Market conditions changed during the last half of the reporting period. The U.S. presidential election in November 2012 maintained the status quo, and the fiscal cliff was temporarily resolved in early 2013. Meanwhile, global economic conditions improved as central banks around the world took more aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. These developments contributed to a sharp rally in global equity markets over the last six months of the reporting period.

From a regional perspective, U.S. stocks gained approximately 15% for the reporting period. Promising signs of economic growth — including the lowest unemployment rate (7.5%) since December 2008, evidence of a burgeoning recovery in the housing market, and a declining inflation rate — provided a lift to the U.S. equity market. Another beneficial development was the Federal Reserve’s actions during the reporting period; the Federal Reserve implemented a third round of quantitative easing and announced that it would keep its short-term interest rate target at its current record low level until the unemployment rate falls below 6.5%.

European equity markets returned nearly 20% for the reporting period. Concerns about the ongoing bailout of Greece and recessions spreading across southern Europe put downward pressure on European stocks early in the reporting period. In September 2012, however, the European Central Bank pledged to protect the euro and support bond markets in the euro zone, and these actions helped restore confidence in the region’s financial markets. Consequently, European stocks rebounded in late 2012 and early 2013, led by markets in Belgium, Switzerland, and Spain.

Stocks in the Asia/Pacific region were the best performers, gaining more than 20% for the reporting period. Stocks in this region benefited from strong economic growth in many countries, led by Australia and New Zealand. The main exception was Japan, which continued to struggle with a long-dormant economy. However, the Bank of Japan’s new governor took meaningful steps to revive the stagnant Japanese economy by implementing aggressive quantitative easing measures in early 2013, and the country’s stock market rallied in response to these efforts.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	41.21%	41.95%	42.15%	41.21%	41.95%	42.15%
5 Years	2.79%	2.69%	3.12%	14.74%	14.21%	16.59%
Since Inception	0.69%	0.65%	1.01%	3.85%	3.59%	5.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,247.40	$2.67	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

The iShares FTSE EPRA/NAREIT Developed Asia Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of Asian real estate markets as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 41.21%, net of fees, while the total return for the Index was 42.15%.

Real estate stocks around the globe generated strong returns for the reporting period and outperformed the broad foreign equity indices. Property stocks benefited from improving global economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial real estate sector. In addition, low interest rates maintained by the world’s central banks helped keep borrowing costs down for real estate companies and made their relatively high dividend yields more attractive to investors.

As represented by the Index, Asian real estate stocks returned more than 40% for the reporting period, outpacing the performance of the global property sector. Property values in Hong Kong and China, which together comprised approximately 25% of the Index, continued to rise despite governmental efforts to curtail real estate speculation. For example, home prices in Hong Kong surpassed the previous market peak in 1997, leading the government to employ additional restrictive measures, including higher taxes and tougher lending standards.

In Japan, which represented the largest country weighting in the Index at the end of the reporting period, property stocks continued to face a sluggish economic environment. However, aggressive economic stimulus measures from the Bank of Japan in early 2013 led to a sharp rise in both the Japanese property market and real estate stocks. In Australia, housing prices edged higher after falling the prior year, and commercial property continued to benefit from strong demand.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector	Percentage of Net Assets

Real Estate Operating/Development	39.99%
REITs–Shopping Centers	16.75
REITs–Diversified	14.73
Real Estate Management/Services	11.54
REITs–Office Property	8.47
Diversified Operations	3.27
REITs–Warehouse/Industrial	1.74
REITs–Apartments	1.43
Hotels & Motels	1.29
REITs–Hotels	0.26
Short-Term and Other Net Assets	0.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Mitsubishi Estate Co. Ltd. (Japan)	10.18%
Mitsui Fudosan Co. Ltd. (Japan)	7.10
Westfield Group (Australia)	6.14
Sun Hung Kai Properties Ltd. (Hong Kong)	5.44
Sumitomo Realty & Development Co. Ltd. (Japan)	5.34
Wharf (Holdings) Ltd. (The) (Hong Kong)	3.27
Link REIT (The) (Hong Kong)	3.18
Westfield Retail Trust (Australia)	2.39
Goodman Group (Australia)	2.26
Nippon Building Fund Inc. (Japan)	2.26

TOTAL	47.56%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.66%	22.09%	22.83%	22.66%	22.09%	22.83%
5 Years	(3.26)%	(3.53)%	(3.37)%	(15.26)%	(16.45)%	(15.74)%
Since Inception	(3.11)%	(3.06)%	(3.24)%	(15.86)%	(15.61)%	(16.46)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,101.60	$2.50	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

The iShares FTSE EPRA/NAREIT Developed Europe Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of European real estate markets as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.66%, net of fees, while the total return for the Index was 22.83%.

Real estate stocks around the globe generated strong returns for the reporting period and outperformed the broad foreign equity indices. Property stocks benefited from improving global economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial real estate sector. In addition, low interest rates maintained by the world’s central banks helped keep borrowing costs down for real estate companies and made their relatively high dividend yields more attractive to investors.

As represented by the Index, European real estate stocks advanced by more than 20% for the reporting period, outpacing the broad foreign equity indices but trailing the global real estate sector. Although economic growth remained sluggish across Europe during the reporting period, concerns about the Continent’s sovereign debt crisis and troubled financial sector eased as the European Central Bank took steps to protect the euro and support the bond markets in the region. As a result, real estate lending activity increased, creating greater financing opportunities for commercial property investments, while new supply remained constrained.

In the U.K., which comprised more than one-third of the Index as of the end of the reporting period, growing demand for London office space and stable conditions in the country’s retail sector provided a favorable backdrop for British property stocks. A depressed housing market in France, which was the second-largest country weighting in the Index as of April 30, 2013, weighed on property stocks.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector/Investment Type	Percentage of Net Assets
REITs–Diversified	52.06%
Real Estate Management/Services	18.78
Real Estate Operating/Development	11.85
REITs–Office Property	7.34
REITs–Shopping Centers	5.53
Investment Companies	1.55
Other*	2.09
Short-Term and Other Net Assets	0.80

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Unibail-Rodamco SE (France)	17.14%
Land Securities Group PLC (United Kingdom)	7.31
British Land Co. PLC (United Kingdom)	6.30
Hammerson PLC (United Kingdom)	3.95
Swiss Prime Site AG Registered (Switzerland)	3.09
Klepierre (France)	2.86
PSP Swiss Property AG Registered (Switzerland)	2.58
Derwent London PLC (United Kingdom)	2.28
Capital & Counties Properties PLC (United Kingdom)	2.16
SEGRO PLC (United Kingdom)	2.12

TOTAL	49.79%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	32.89%	33.24%	33.51%	32.89%	33.24%	33.51%
5 Years	1.52%	1.07%	1.64%	7.83%	5.44%	8.46%
Since Inception	0.08%	0.12%	0.21%	0.41%	0.66%	1.13%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,194.20	$2.61	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of real estate markets in developed countries (except for the United States) as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 32.89%, net of fees, while the total return for the Index was 33.51%.

As represented by the Index, international real estate stocks gained more than 30% for the reporting period, outperforming the broad foreign equity indices. International real estate stocks benefited from improving global economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates maintained by the world’s central banks helped keep borrowing costs down for real estate companies and made their relatively high dividend yields more attractive to investors.

From a regional perspective, real estate stocks in the Asia/Pacific region, which comprised approximately two-thirds of the Index as of the end of the reporting period, were the best performers, gaining more than 40%. Real estate stocks across the region continued to benefit from rising property values, particularly in Hong Kong and Australia. In addition, aggressive economic stimulus measures from the Bank of Japan in early 2013 led to a sharp rise in both the Japanese property market and real estate stocks.

European property stocks returned more than 20% for the reporting period. Although economic growth remained sluggish across Europe during the reporting period, concerns about the Continent’s sovereign debt crisis and troubled financial sector eased as the European Central Bank took steps to protect the euro and support the bond markets in the region. As a result, real estate lending activity increased, creating greater financing opportunities for commercial property investments, while new supply remained constrained.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector/Investment Type	Percentage of Net Assets
Real Estate Operating/Development	30.80%
REITs–Diversified	25.61
REITs–Shopping Centers	14.55
Real Estate Management/Services	12.59
REITs–Office Property	7.53
Diversified Operations	2.20
REITs–Apartments	2.04
REITs–Warehouse/Industrial	1.72
Hotels & Motels	1.00
Investment Companies	0.39
Other*	0.96
Short-Term and Other Net Assets	0.61

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Mitsubishi Estate Co. Ltd. (Japan)	6.72%
Mitsui Fudosan Co. Ltd. (Japan)	4.65
Westfield Group (Australia)	4.13
Unibail-Rodamco SE (France)	4.07
Sumitomo Realty & Development Co. Ltd. (Japan)	3.88
Sun Hung Kai Properties Ltd. (Hong Kong)	3.65
Wharf (Holdings) Ltd. (The) (Hong Kong)	2.20
Link REIT (The) (Hong Kong)	2.09
Land Securities Group PLC (United Kingdom)	1.75
Westfield Retail Trust (Australia)	1.61

TOTAL	34.75%

*	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.60%	17.38%	17.07%	17.60%	17.38%	17.07%
5 Years	6.29%	6.11%	5.38%	35.65%	34.50%	29.93%
Since Inception	5.75%	5.68%	4.84%	35.76%	35.27%	29.48%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,177.60	$2.59	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

The iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Index”). The Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market as defined by the Index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 17.60%, net of fees, while the total return for the Index was 17.07%.

As represented by the Index, North American real estate investment trusts (“REITs”) posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

Every sector of the Index posted positive returns for the reporting period, led by specialty REITs, which include health care and self-storage REITs. Health care REITs, which gained more than 40% for the reporting period, are typically among the highest-yielding segments of the REIT market, so they benefited from robust investor demand for yield. Rising demand for storage space provided a lift to the self-storage sector. Other strong performers included retail REITs (the largest sector weighting in the Index at the end of the reporting period) and industrial REITs, each of which gained approximately 25% for the reporting period.

The residential and hotel sectors of the Index posted the smallest gains for the reporting period. Concerns that the rebound in the housing market would lead to lower demand for rental units weighed on residential REITs, while hotel REITs declined during the first half of the reporting period, when economic growth was uneven.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets
REITs–Regional Malls	15.93%
REITs–Health Care	14.95
REITs–Apartments	14.67
REITs–Diversified	12.49
REITs–Office Property	10.97
REITs–Shopping Centers	8.89
REITs–Hotels	5.78
REITs–Storage	5.60
REITs–Warehouse/Industrial	4.62
REITs–Outlet Centers	2.61
Real Estate Operating/Development	1.23
Real Estate Management/Services	1.11
Other**	0.91
Short-Term and Other Net Assets	0.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets
Simon Property Group Inc.	9.44%
HCP Inc.	4.17
Public Storage	4.07
Ventas Inc.	4.05
Health Care REIT Inc.	3.35
Prologis Inc.	3.32
Equity Residential	3.21
Boston Properties Inc.	2.84
AvalonBay Communities Inc.	2.65
Vornado Realty Trust	2.54

TOTAL	39.64%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.71%	17.72%	18.33%	17.71%	17.72%	18.33%
5 Years	(0.39)%	(0.42)%	(0.57)%	(1.95)%	(2.06)%	(2.82)%
Since Inception	(2.86)%	(2.88)%	(2.96)%	(15.96)%	(16.08)%	(16.51)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Industrial/Office Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT Industrial/Office Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,193.10	$2.61	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

The iShares FTSE NAREIT Industrial/Office Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Index”). The Index measures the performance of the industrial and office real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 17.71%, net of fees, while the total return for the Index was 18.33%.

Real estate investment trusts (“REITs”) posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

As represented by the Index, industrial and office REITs performed in line with the overall REIT sector. Industrial REITs were the best performers, gaining 25% for the reporting period. Manufacturing activity increased modestly — industrial production grew by 2.5% for the reporting period, while factory capacity utilization was largely unchanged. However, industrial REITs benefited from rising occupancy levels and limited new supply of industrial space.

Office REITs, which comprised approximately 60% of the Index as of April 30, 2013, gained approximately 14% for the reporting period. Office properties continued to struggle with depressed occupancy levels during the first half of the reporting period as job growth remained uneven. However, the combination of improving economic growth in the latter half of the reporting period and a dearth of office construction helped occupancy levels begin to recover. Demand for office space has been most robust in metropolitan areas with large technology sectors, such as San Francisco, New York, and Boston.

PORTFOLIO ALLOCATION As of 4/30/13

Sector*	Percentage of Net Assets

REITs–Office Property	61.28%
REITs–Warehouse/Industrial	24.48
REITs–Diversified	13.48
REITs–Health Care	0.57
Short-Term and Other Net Assets	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/13

Security	Percentage of Net Assets

Prologis Inc.	17.57%
Boston Properties Inc.	14.96
SL Green Realty Corp.	7.42
Duke Realty Corp.	5.18
Liberty Property Trust	4.64
BioMed Realty Trust Inc.	4.44
Kilroy Realty Corp.	4.43
Alexandria Real Estate Equities Inc.	4.27
Piedmont Office Realty Trust Inc. Class A	3.72
Douglas Emmett Inc.	3.64

TOTAL	70.27%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.63%	26.61%	27.54%	26.63%	26.61%	27.54%
5 Years	2.35%	2.40%	8.11%	12.31%	12.59%	47.66%
Since Inception	(7.62)%	(7.63)%	(2.81)%	(37.85)%	(37.88)%	(15.69)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Mortgage REITs Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Mortgage Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,133.00	$2.54	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

The iShares FTSE NAREIT Mortgage Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Index measures the performance of the residential and commercial mortgage real estate sectors of the U.S. equity market and generally invests all of its assets in real estate investment trusts (“REITs”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 26.63%, net of fees, while the total return for the Index was 27.54%.

REITs posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

As represented by the Index, mortgage REITs — which invest in residential and commercial mortgages and other property-related securities — gained more than 25% for the reporting period, outperforming the overall REIT sector. One factor behind the outperformance of mortgage REITs was a burgeoning recovery in the U.S. housing market. Housing starts increased by 29% during the reporting period, while new home sales rose by 21%. Furthermore, according to the Case-Shiller Home Price Index, home prices increased by more than 9% for the year ended February 28, 2013 (the most recent data available as of the end of the reporting period).

While residential mortgage REITs benefited from the housing market recovery, mortgage REITs focusing on commercial mortgages fared even better. The commercial real estate sector remained robust as limited new supply helped lift property values. In addition, commercial mortgage-backed securities were among the best-performing segments of the fixed-income market during the reporting period.

PORTFOLIO ALLOCATION As of 4/30/13

Sector	Percentage of Net Assets

REITs–Mortgage	98.45%
REITs–Apartments	0.32
Short-Term and Other Net Assets	1.23

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/13

Security	Percentage of Net Assets

Annaly Capital Management Inc.	21.09%
American Capital Agency Corp.	17.69
Starwood Property Trust Inc.	6.09
Two Harbors Investment Corp.	4.63
Chimera Investment Corp.	4.54
MFA Financial Inc.	4.38
Newcastle Investment Corp.	4.01
Invesco Mortgage Capital Inc.	3.99
Hatteras Financial Corp.	3.78
ARMOUR Residential REIT Inc.	3.39

TOTAL	73.59%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.73%	18.81%	19.40%	18.73%	18.81%	19.40%
5 Years	6.53%	6.42%	6.95%	37.18%	36.51%	39.90%
Since Inception	2.98%	2.92%	3.39%	19.28%	18.87%	22.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,162.20	$2.57	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

The iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Index”). The Index measures the performance of the large-capitalization real estate sector of the U.S. equity market and is comprised of the 50 largest real estate investment trusts (“REITs”) within the FTSE NAREIT Composite Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 18.73%, net of fees, while the total return for the Index was 19.40%.

As represented by the Index, REITs posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

Every sector of the Index posted positive returns for the reporting period, led by health care and timber REITs, both of which gained more than 40% for the period. Health care REITs are typically among the highest-yielding segments of the REIT market, so they benefited from robust investor demand for yield. Timber REITs were beneficiaries of a burgeoning recovery in the U.S. housing market. Other strong performers included retail REITs (the largest sector weighting in the Index as of April 30, 2013), self-storage REITs, and industrial REITs, each of which gained approximately 25% for the reporting period.

The residential and hotel sectors of the Index posted the smallest gains for the reporting period. Concerns that the rebound in the housing market would lead to lower demand for rental units weighed on residential REITs, while hotel REITs (the smallest sector weighting in the Index as of April 30, 2013) declined during the first half of the reporting period, when economic growth was uneven.

PORTFOLIO ALLOCATION As of 4/30/13

Sector*	Percentage of Net Assets

REITs–Diversified	19.43%
REITs–Regional Malls	15.78
REITs–Health Care	14.00
REITs–Apartments	13.26
REITs–Office Property	8.56
REITs–Mortgage	6.93
REITs–Shopping Centers	5.96
REITs–Storage	5.44
REITs–Warehouse/Industrial	3.74
REITs–Hotels	3.38
REITs–Outlet Centers	2.60
Real Estate Management/Services	0.82
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 4/30/13

Security	Percentage of Net Assets

Simon Property Group Inc.	9.81%
American Tower Corp.	6.45
HCP Inc.	4.68
Public Storage	4.57
Ventas Inc.	4.52
Health Care REIT Inc.	3.77
Prologis Inc.	3.74
Equity Residential	3.61
Weyerhaeuser Co.	3.21
Boston Properties Inc.	3.18

TOTAL	47.54%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.77%	18.75%	19.36%	18.77%	18.75%	19.36%
5 Years	9.35%	9.11%	9.58%	56.37%	54.63%	58.01%
Since Inception	6.31%	6.25%	6.34%	44.33%	43.86%	44.54%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Residential Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Residential Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,168.50	$2.58	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

The iShares FTSE NAREIT Residential Plus Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Index”). The Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 18.77%, net of fees, while the total return for the Index was 19.36%.

Real estate investment trusts (“REITs”) posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

As represented by the Index, residential REITs (consisting primarily of apartment, health care, and self-storage REITs) performed in line with the overall REIT sector. Health care REITs — which include REITs that own and operate hospitals, senior housing, and assisted living facilities — generated the best returns, gaining more than 40% for the reporting period. Health care REITs are typically among the highest-yielding segments of the REIT market, so they benefited from robust investor demand for yield. Rising demand for storage space provided a lift to the self-storage sector, which returned approximately 25% for the reporting period.

Apartment REITs, the largest sector weighting in the Index at the end of the reporting period, lagged the other segments of the Index, posting small gains for the reporting period. Concerns that the rebound in the housing market would lead to lower demand for rental units weighed on the apartment REIT sector.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets
REITs–Apartments	40.94%
REITs–Health Care	39.14
REITs–Storage	15.58
REITs–Manufactured Homes	3.09
REITs–Diversified	1.13
Short-Term and Other Net Assets	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets
HCP Inc.	10.14%
Public Storage	9.91
Ventas Inc.	9.84
Health Care REIT Inc.	8.16
Equity Residential	7.82
AvalonBay Communities Inc.	4.50
UDR Inc.	3.94
Camden Property Trust	3.87
Essex Property Trust Inc.	3.66
Senior Housing Properties Trust	3.43

TOTAL	65.27%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.20%	22.27%	26.79%	26.20%	22.27%	26.79%
5 Years	5.73%	5.73%	5.26%	32.10%	32.11%	29.20%
Since Inception	1.77%	1.79%	1.26%	11.13%	11.22%	7.80%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Retail Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT Retail Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,204.10	$2.62	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

The iShares FTSE NAREIT Retail Capped Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Index”). The Index measures the performance of the retail property real estate sector of the U.S. equity market. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 26.20%, net of fees, while the total return for the Index was 26.79%.

Real estate investment trusts (“REITs”) posted strong gains for the reporting period and outperformed the broad U.S. equity indices. REITs benefited from improving economic growth, particularly over the last six months of the reporting period, as well as favorable supply and demand dynamics in the commercial property sector. In addition, low interest rates helped keep borrowing costs down for REITs and made their relatively high dividend yields more attractive to investors.

As represented by the Index, retail REITs returned more than 25% for the reporting period, outperforming the overall REIT sector. Retail REITs benefited from solid consumer spending levels; retail sales grew by 4.2% for the reporting period, faster than the growth rate of the overall economy. The advance in retail sales was led by a robust recovery in motor vehicle sales and strong growth in online commerce.

Within the Index, the best-performing sector was REITs that own stand-alone retail properties; these REITs gained more than 40% for the reporting period. Free-standing retail REITs are typically among the highest-yielding segments of the entire REIT market, so they benefited from robust investor demand for yield. Shopping center REITs, which own strip malls and smaller neighborhood retail centers, also fared well as sales increased at shopping center anchor stores such as home improvement retailers and discount stores. Regional mall REITs lagged the other segments of the Index, but still returned 20% for the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

REITs–Regional Malls	53.79%
REITs–Shopping Centers	33.32
REITs–Outlet Centers	10.70
REITs–Diversified	2.09
Short-Term and Other Net Assets	0.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Simon Property Group Inc.	22.73%
General Growth Properties Inc.	8.87
Kimco Realty Corp.	7.05
Macerich Co. (The)	6.99
Realty Income Corp.	4.54
Federal Realty Investment Trust	4.50
National Retail Properties Inc.	4.46
Regency Centers Corp.	4.33
Taubman Centers Inc.	4.33
DDR Corp.	4.24

TOTAL	72.04%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.45%

AUSTRALIA — 21.21%
BGP Holdings PLC[a,b]	539,595	$7
BWP Trust	58,296	146,444
CFS Retail Property Trust Group	224,328	512,300
Charter Hall Retail REIT	34,920	155,507
Commonwealth Property Office Fund	260,148	313,254
Dexus Property Group	500,856	600,500
Federation Centres	145,692	393,213
Goodman Group	191,760	1,037,084
GPT Group	177,444	755,202
Investa Office Fund	66,096	225,044
Mirvac Group	378,696	695,796
Stockland Corp. Ltd.	247,212	993,113
Westfield Group	233,256	2,820,830
Westfield Retail Trust	320,532	1,098,003

		9,746,297
HONG KONG — 25.83%
Agile Property Holdings Ltd.	144,000	186,295
Champion REIT[c]	288,000	151,411
Country Garden Holdings Co. Ltd.[a]	396,027	224,534
Hang Lung Properties Ltd.	252,000	980,646
Henderson Land Development Co. Ltd.	108,000	782,104
Hongkong Land Holdings Ltd.	132,000	958,320
Hysan Development Co. Ltd.	72,000	356,725
Kerry Properties Ltd.	72,000	325,645
Link REIT (The)	258,000	1,461,111
New World China Land Ltd.	288,400	126,723
New World Development Co. Ltd.	420,000	732,778
Shimao Property Holdings Ltd.	150,000	323,171
Shui On Land Ltd.	258,250	85,855
Sino Land Co. Ltd.	336,800	553,768
SOHO China Ltd.[c]	186,000	160,580
Sun Hung Kai Properties Ltd.	173,000	2,501,173
Swire Properties Ltd.[c]	127,200	454,016
Wharf (Holdings) Ltd. (The)	168,200	1,500,896

		11,865,751
JAPAN — 40.08%
Activia Properties Inc.	19	162,868
Advance Residence Investment Corp.	132	315,873
AEON Mall Co. Ltd.	8,400	270,342
Daiwahouse Residential Investment Corp.	36	153,372
Frontier Real Estate Investment Corp.	19	194,272

Security	Shares	Value

GLP J-Reit	180	$185,525
Industrial & Infrastructure Fund Investment Corp.	12	127,502
Japan Excellent Inc.	24	163,597
Japan Logistics Fund Inc.	16	173,124
Japan Prime Realty Investment Corp.	84	308,716
Japan Real Estate Investment Corp.	65	871,471
Japan Retail Fund Investment Corp.	228	540,684
Kenedix Realty Investment Corp.	36	169,079
Mitsubishi Estate Co. Ltd.	144,000	4,678,780
Mitsui Fudosan Co. Ltd.	96,000	3,262,088
Mori Hills REIT Investment Corp.	24	166,800
MORI TRUST Sogo REIT Inc.	24	233,323
Nippon Accommodations Fund Inc.	24	186,018
Nippon Building Fund Inc.	72	1,036,280
Nomura Real Estate Holdings Inc.	13,200	354,358
Nomura Real Estate Office Fund Inc.	36	229,874
NTT Urban Development Corp.	120	177,395
ORIX JREIT Inc.	180	243,178
Premier Investment Corp.	24	111,241
Sumitomo Realty & Development Co. Ltd.	52,000	2,455,600
Tokyo Tatemono Co. Ltd.	48,000	443,979
Tokyu Land Corp.	48,000	588,851
TOKYU REIT Inc.	24	152,756
Top REIT Inc.	12	64,306
United Urban Investment Corp.	240	395,442

		18,416,694
NEW ZEALAND — 0.24%
Kiwi Income Property Trust	109,596	110,470

		110,470
SINGAPORE — 12.09%
Ascendas REIT[c]	204,202	455,938
CapitaCommercial Trust	216,000	299,890
CapitaLand Ltd.	288,000	874,534
CapitaMall Trust Management Ltd.	276,400	520,641
CapitaMalls Asia Ltd.[c]	156,000	265,985
CDL Hospitality Trusts	72,000	116,916
City Developments Ltd.	65,000	594,244
Global Logistic Properties Ltd.	336,000	752,941
Keppel Land Ltd.	84,000	276,897
Mapletree Commercial Trust	144,000	171,283
Mapletree Industrial Trust	132,200	168,517
Mapletree Logistics Trust	168,240	178,942
Suntec REIT[c]	228,000	360,054

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND

April 30, 2013

Security	Shares	Value

UOL Group Ltd.	60,000	$347,339
Wing Tai Holdings Ltd.[c]	48,800	86,375
Yanlord Land Group Ltd.[a]	72,000	82,426

		5,552,922

TOTAL COMMON STOCKS
(Cost: $37,601,269)		45,692,134

RIGHTS — 0.02%

CHINA — 0.02%
Shui On Land Ltd.[a]	71,750	7,581

		7,581

TOTAL RIGHTS
(Cost: $0)		7,581

SHORT-TERM INVESTMENTS — 2.03%

MONEY MARKET FUNDS — 2.03%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	813,327	813,327
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[d,e,f]	56,519	56,519
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[d,e]	62,341	62,341

		932,187

TOTAL SHORT-TERM INVESTMENTS
(Cost: $932,187)		932,187

TOTAL INVESTMENTS IN SECURITIES —101.50%
(Cost: $38,533,456)		46,631,902
Other Assets, Less Liabilities — (1.50)%		(689,504)

NET ASSETS — 100.00%		$45,942,398

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 97.65%

AUSTRIA — 1.18%
CA Immobilien Anlagen AG	8,170	$114,984
conwert Immobilien Invest SE	6,770	76,697

		191,681
BELGIUM — 3.29%
Aedifica	990	66,566
Befimmo SCA	1,760	122,099
Cofinimmo SA	1,730	208,582
Intervest Offices & Warehouses	750	19,529
Leasinvest Real Estate SCA	170	18,479
Warehouses De Pauw SCA	1,130	72,255
Wereldhave Belgium NV	220	25,356

		532,866
FINLAND — 1.66%
Citycon OYJ	25,750	83,514
Sponda OYJ	26,970	144,007
Technopolis OYJ	7,620	40,989

		268,510
FRANCE — 26.48%
Affine SA	650	11,646
ANF Immobilier	770	23,349
Fonciere des Regions	3,480	277,117
Gecina SA	2,060	247,989
Icade	2,560	236,258
Klepierre	10,900	462,732
Mercialys	4,640	103,659
Societe de la Tour Eiffel	610	40,372
Societe Immobiliere de Location pour l’Industrie et le Commerce	920	108,448
Unibail-Rodamco SE	10,600	2,774,046

		4,285,616
GERMANY — 8.90%
Alstria Office REIT AG	7,610	92,304
Deutsche EuroShop AG	5,100	218,760
Deutsche Wohnen AG Bearer	17,940	316,701
DIC Asset AG	2,560	28,817
GAGFAH SAa	8,770	113,311
GSW Immobilien AG	5,620	225,765
Hamborner REIT AG	5,100	49,844
IVG Immobilien AGa,b	16,820	14,148
LEG Immobilien AGa	2,970	163,674
PATRIZIA Immobilien AGa	3,220	32,642
Prime Office REIT AG	4,200	17,664

Security	Shares	Value

TAG Immobilien AG	13,740	$166,656

		1,440,286
GREECE — 0.08%
Eurobank Properties Real Estate Investment Co.	1,611	13,338

		13,338
ITALY — 0.50%
Beni Stabili SpA	92,450	65,209
Immobiliare Grande Distribuzione SpA	14,520	15,698

		80,907
NETHERLANDS — 5.05%
Corio NV	7,320	339,560
Eurocommercial Properties NV	3,890	159,088
Nieuwe Steen Investments NV	6,140	45,882
VastNed Retail NV	2,140	95,631
Wereldhave NV	2,430	176,460

		816,621
NORWAY — 0.51%
Norwegian Property ASA	58,640	82,403

		82,403
SWEDEN — 6.80%
Castellum AB	18,280	273,925
Fabege AB	14,400	155,720
Fastighets AB Balder Class Ba	10,150	73,383
Hufvudstaden AB Class A	12,420	162,513
Klovern AB	9,160	41,462
Kungsleden AB	15,330	107,518
Wallenstam AB Class B	11,450	162,734
Wihlborgs Fastigheter AB	7,430	122,817

		1,100,072
SWITZERLAND — 7.60%
Allreal Holding AG Registered	1,070	156,765
Mobimo Holding AG Registered	690	155,240
PSP Swiss Property AG Registered	4,450	417,958
Swiss Prime Site AG Registered	6,090	499,879

		1,229,842
UNITED KINGDOM — 35.60%
A&J Mucklow Group PLC	5,180	31,402
Big Yellow Group PLC	14,420	90,559
British Land Co. PLC	110,210	1,019,751
Capital & Counties Properties PLC	72,990	349,893
Capital Shopping Centres Group PLC	62,980	335,922
Daejan Holdings PLC	540	32,946
Derwent London PLC	10,250	368,357

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND

April 30, 2013

Security	Shares	Value

Development Securities PLC	13,730	$30,985
Grainger PLC	46,100	97,580
Great Portland Estates PLC	38,350	317,540
Hammerson PLC	79,130	639,806
Hansteen Holdings PLC	71,700	95,190
Helical Bar PLC	11,140	42,999
Land Securities Group PLC	87,010	1,182,915
LondonMetric Property PLC	65,490	116,708
Primary Health Properties PLC	7,760	40,219
Quintain Estates and Development PLC[a]	51,110	51,507
Safestore Holdings PLC	21,000	44,778
Schroder REIT Ltd.	39,420	24,695
SEGRO PLC	82,760	343,144
Shaftesbury PLC	27,840	263,231
St. Modwen Properties PLC	18,550	77,202
UNITE Group PLC	17,860	96,679
Workspace Group PLC	11,710	68,345

		5,762,353

TOTAL COMMON STOCKS (Cost: $15,346,076)		15,804,495

INVESTMENT COMPANIES — 1.55%

UNITED KINGDOM — 1.55%
F&C Commercial Property Trust Ltd.	55,600	93,026
IRP Property Investments Ltd.	23,110	26,527
Medicx Fund Ltd.	29,230	38,442
Picton Property Income Ltd.	37,860	25,927
Standard Life Investment Property Income Trust PLC	14,890	13,905
UK Commercial Property Trust Ltd.	45,690	53,014

		250,841

TOTAL INVESTMENT COMPANIES (Cost: $261,503)		250,841

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	14,154	14,154
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	984	984

Security	Shares	Value

BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	10,400	$10,400

		25,538

TOTAL SHORT-TERM INVESTMENTS (Cost: $25,538)		25,538

TOTAL INVESTMENTS IN SECURITIES — 99.36% (Cost: $15,633,117)		16,080,874
Other Assets, Less Liabilities — 0.64%		103,120

NET ASSETS — 100.00%		$16,183,994

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 98.99%

AUSTRALIA — 14.24%
BGP Holdings PLC[a,b]	6,603,392	$87
BWP Trust	1,799,366	4,520,152
CFS Retail Property Trust Group	6,440,605	14,708,470
Charter Hall Retail REIT	1,013,834	4,514,839
Commonwealth Property Office Fund	7,637,838	9,197,008
Dexus Property Group	14,210,447	17,037,579
Federation Centres	4,118,092	11,114,439
Goodman Group	5,491,691	29,700,378
GPT Group	5,183,321	22,060,234
Investa Office Fund	1,850,220	6,299,635
Mirvac Group	10,911,970	20,049,086
Stockland Corp. Ltd.	7,146,069	28,707,563
Westfield Group	6,759,795	81,748,088
Westfield Retail Trust	9,299,790	31,857,026

		281,514,584
AUSTRIA — 0.29%
CA Immobilien Anlagen AG	244,532	3,441,524
conwert Immobilien Invest SE	208,826	2,365,793

		5,807,317
BELGIUM — 0.82%
Aedifica	28,673	1,927,927
Befimmo SCA	54,641	3,790,677
Cofinimmo SA	51,395	6,196,577
Intervest Offices & Warehouses	23,804	619,818
Leasinvest Real Estate SCA	5,410	588,078
Warehouses De Pauw SCA	33,542	2,144,757
Wereldhave Belgium NV	8,656	997,643

		16,265,477
CANADA — 8.63%
Allied Properties Real Estate Investment Trust	205,580	7,049,216
Artis Real Estate Investment Trust	334,338	5,660,661
Boardwalk Real Estate Investment Trust	131,463	8,609,105
Brookfield Office Properties Inc.	815,828	15,045,593
Calloway Real Estate Investment Trust	331,092	9,944,116
Canadian Apartment Properties Real Estate Investment Trust	332,715	8,613,510

Security	Shares	Value

Canadian Real Estate Investment Trust	225,597	$10,691,663
Chartwell Retirement Residences	561,558	6,370,112
Cominar Real Estate Investment Trust	406,291	9,694,272
Crombie Real Estate Investment Trust	187,727	2,909,643
Dundee International Real Estate Investment Trust	274,287	2,999,609
Dundee Real Estate Investment Trust	310,534	11,426,021
Extendicare Inc.	241,827	1,353,568
First Capital Realty Inc.	268,877	5,201,915
Granite Real Estate Investment Trust	147,152	5,844,532
H&R Real Estate Investment Trust	834,763	20,540,224
InnVest Real Estate Investment Trust	220,187	1,094,532
Killam Properties Inc.	169,874	2,139,786
Morguard Real Estate Investment Trust	132,004	2,402,936
Northern Property Real Estate Investment Trust	106,036	3,403,989
NorthWest Healthcare Properties Real Estate Investment Trust	102,790	1,338,717
RioCan Real Estate Investment Trust	962,980	28,252,264

		170,585,984
FINLAND — 0.40%
Citycon OYJ	772,548	2,505,577
Sponda OYJ	787,155	4,203,031
Technopolis OYJ	232,630	1,251,334

		7,959,942
FRANCE — 6.27%
Affine SA	13,525	242,328
ANF Immobilier	27,008	818,969
Fonciere des Regions	95,757	7,625,262
Gecina SA	56,805	6,838,363
Icade	68,166	6,290,905
Klepierre	302,419	12,838,439
Mercialys	160,677	3,589,571
Societe de la Tour Eiffel	19,476	1,288,994
Societe Immobiliere de Location pour l’Industrie et le Commerce	33,542	3,953,869

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Unibail-Rodamco SE	307,829	$80,559,604

		124,046,304
GERMANY — 2.13%
Alstria Office REIT AG	229,925	2,788,825
Deutsche EuroShop AG	158,513	6,799,281
Deutsche Wohnen AG Bearer	505,294	8,920,147
DIC Asset AG	91,429	1,029,171
GAGFAH SAa	238,581	3,082,543
GSW Immobilien AG	161,759	6,498,127
Hamborner REIT AG	166,087	1,623,218
IVG Immobilien AGa	410,078	344,933
LEG Immobilien AGa	82,773	4,561,548
PATRIZIA Immobilien AGa	88,724	899,411
Prime Office REIT AG	118,479	498,287
TAG Immobilien AG	414,947	5,033,009

		42,078,500
HONG KONG — 17.34%
Agile Property Holdings Ltd.	4,328,000	5,599,196
Champion REIT[c]	8,115,000	4,266,320
Country Garden Holdings Co. Ltd.[a,c]	11,902,459	6,748,295
Hang Lung Properties Ltd.	7,033,000	27,368,580
Henderson Land Development Co. Ltd.	3,246,000	23,506,585
Hongkong Land Holdings Ltd.	3,787,000	27,493,620
Hysan Development Co. Ltd.	2,164,000	10,721,568
Kerry Properties Ltd.[c]	1,893,500	8,564,009
Link REIT (The)	7,303,500	41,361,341
New World China Land Ltd.	8,656,200	3,803,526
New World Development Co. Ltd.	12,443,000	21,709,432
Shimao Property Holdings Ltd.[c]	4,598,500	9,907,342
Shui On Land Ltd.[c]	7,144,800	2,375,278
Sino Land Co. Ltd.	9,738,800	16,012,562
SOHO China Ltd.[c]	4,869,297	4,203,836
Sun Hung Kai Properties Ltd.	4,995,000	72,215,937
Swire Properties Ltd.	3,787,000	13,516,983
Wharf (Holdings) Ltd. (The)	4,869,900	43,455,477

		342,829,887
ISRAEL — 0.17%
Azrieli Group Ltd.	113,069	3,268,857

		3,268,857
ITALY — 0.12%
Beni Stabili SpA	2,867,300	2,022,433

Security	Shares	Value

Immobiliare Grande Distribuzione SpA	394,930	$426,954

		2,449,387
JAPAN — 26.98%
Activia Properties Inc.	541	4,637,460
Advance Residence Investment Corp.	3,787	9,062,208
AEON Mall Co. Ltd.	270,500	8,705,651
Daiwahouse Residential Investment Corp.	1,082	4,609,691
Frontier Real Estate Investment Corp.	541	5,531,629
GLP J-Reit	4,869	5,018,454
Industrial & Infrastructure Fund Investment Corp.	541	5,748,229
Japan Excellent Inc.	541	3,687,753
Japan Logistics Fund Inc.	541	5,853,752
Japan Prime Realty Investment Corp.	2,705	9,941,382
Japan Real Estate Investment Corp.	1,623	21,759,963
Japan Retail Fund Investment Corp.	7,033	16,678,195
Kenedix Realty Investment Corp.	1,082	5,081,768
Mitsubishi Estate Co. Ltd.	4,089,000	132,857,869
Mitsui Fudosan Co. Ltd.	2,705,000	91,916,128
Mori Hills REIT Investment Corp.	541	3,759,953
MORI TRUST Sogo REIT Inc.	541	5,259,491
Nippon Accommodations Fund Inc.	541	4,193,153
Nippon Building Fund Inc.	2,164	31,145,960
Nomura Real Estate Holdings Inc.	378,700	10,166,312
Nomura Real Estate Office Fund Inc.	1,082	6,908,983
NTT Urban Development Corp.	3,246	4,798,522
ORIX JREIT Inc.	4,869	6,577,973
Premier Investment Corp.	541	2,507,561
Sumitomo Realty & Development Co. Ltd.	1,623,000	76,643,055
Tokyo Tatemono Co. Ltd.	1,374,000	12,708,900
Tokyu Land Corp.	1,623,000	19,910,533
TOKYU REIT Inc.	541	3,443,384
Top REIT Inc.	541	2,899,107
United Urban Investment Corp.	7,033	11,588,097

		533,601,116

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

NETHERLANDS — 1.15%
Corio NV	201,793	$9,360,756
Eurocommercial Properties NV	115,774	4,734,784
Nieuwe Steen Investments NV	186,104	1,390,698
VastNed Retail NV	56,264	2,514,279
Wereldhave NV	65,461	4,753,613

		22,754,130
NEW ZEALAND — 0.17%
Kiwi Income Property Trust	3,296,854	3,323,142

		3,323,142
NORWAY — 0.11%
Norwegian Property ASA	1,534,817	2,156,776

		2,156,776
SINGAPORE — 8.24%
Ascendas REIT	5,951,402	13,288,155
CapitaCommercial Trust[c]	5,951,000	8,262,258
CapitaLand Ltd.	8,115,000	24,641,822
CapitaMall Trust Management Ltd.	8,656,400	16,305,645
CapitaMalls Asia Ltd.	3,787,000	6,456,948
CDL Hospitality Trusts[c]	2,164,000	3,513,985
City Developments Ltd.[c]	2,164,000	19,783,737
Global Logistic Properties Ltd.	9,738,000	21,821,849
Keppel Land Ltd.	2,705,000	8,916,738
Mapletree Commercial Trust[c]	4,328,000	5,147,989
Mapletree Industrial Trust[c]	3,246,800	4,138,737
Mapletree Logistics Trust[c]	5,951,210	6,329,789
Suntec REIT	6,492,000	10,252,052
UOL Group Ltd.	1,623,000	9,395,518
Wing Tai Holdings Ltd.[c]	1,623,000	2,872,683
Yanlord Land Group Ltd.[a,c]	1,623,000	1,858,020

		162,985,925
SWEDEN — 1.62%
Castellum AB	476,621	7,142,155
Fabege AB	434,964	4,703,657
Fastighets AB Balder Class Ba	318,108	2,299,878
Hufvudstaden AB Class A	387,356	5,068,483
Klovern AB	302,960	1,371,315
Kungsleden AB	377,618	2,648,457
Wallenstam AB Class B	352,732	5,013,223
Wihlborgs Fastigheter AB	229,384	3,791,676

		32,038,844
SWITZERLAND — 1.85%
Allreal Holding AG Registered	27,591	4,042,343

Security	Shares	Value

Mobimo Holding AG Registered	21,640	$4,868,680
PSP Swiss Property AG Registered	134,709	12,652,307
Swiss Prime Site AG Registered	182,317	14,964,929

		36,528,259
UNITED KINGDOM — 8.46%
A&J Mucklow Group PLC	187,727	1,138,035
Big Yellow Group PLC	398,717	2,503,974
British Land Co. PLC	3,202,720	29,634,138
Capital & Counties Properties PLC	2,147,770	10,295,796
Capital Shopping Centres Group PLC	1,672,231	8,919,322
Daejan Holdings PLC	16,771	1,023,214
Derwent London PLC	303,501	10,907,005
Development Securities PLC	386,815	872,957
Grainger PLC	1,280,006	2,709,395
Great Portland Estates PLC	1,109,591	9,187,472
Hammerson PLC	2,278,151	18,419,995
Hansteen Holdings PLC	2,197,001	2,916,760
Helical Bar PLC	363,011	1,401,177
Land Securities Group PLC	2,547,569	34,634,612
LondonMetric Property PLC	1,998,995	3,562,367
Primary Health Properties PLC	252,647	1,309,423
Quintain Estates and Development PLC[a]	1,526,161	1,538,019
Safestore Holdings PLC	616,199	1,313,902
Schroder REIT Ltd.	1,204,266	754,414
SEGRO PLC	2,259,216	9,367,279
Shaftesbury PLC	847,206	8,010,447
St. Modwen Properties PLC	469,047	1,952,087
UNITE Group PLC	477,162	2,582,955
Workspace Group PLC	400,340	2,336,586

		167,291,331

TOTAL COMMON STOCKS
(Cost: $1,499,125,482)		1,957,485,762

INVESTMENT COMPANIES — 0.39%

UNITED KINGDOM — 0.39%
F&C Commercial Property Trust Ltd.	1,824,252	3,052,212
IRP Property Investments Ltd.	401,963	461,392
Medicx Fund Ltd.	850,993	1,119,191

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND

April 30, 2013

Security	Shares	Value

Picton Property Income Ltd.	1,183,167	$810,252
Standard Life Investment Property Income Trust PLC	476,621	445,088
UK Commercial Property Trust Ltd.	1,539,686	1,786,493

		7,674,628

TOTAL INVESTMENT COMPANIES
(Cost: $7,312,537)		7,674,628

RIGHTS — 0.01%

CHINA — 0.01%
Shui On Land Ltd.[a,c]	2,322,766	245,428

		245,428

TOTAL RIGHTS
(Cost: $0)		245,428

SHORT-TERM INVESTMENTS — 1.52%

MONEY MARKET FUNDS — 1.52%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	28,117,237	28,117,237
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[d,e,f]	1,953,884	1,953,884
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[d,e]	100,125	100,125

		30,171,246

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,171,246)		30,171,246

TOTAL INVESTMENTS IN SECURITIES — 100.91%
(Cost: $1,536,609,265)		1,995,577,064
Other Assets, Less Liabilities — (0.91)%		(18,041,199)

NET ASSETS — 100.00%		$1,977,535,865

[a]	Non-income earning security.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	All or a portion of this security represents a security on loan. See Note 5.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.76%

CANADA — 9.06%
Allied Properties Real Estate Investment Trust	2,682	$91,964
Artis Real Estate Investment Trust	4,806	81,370
Boardwalk Real Estate Investment Trust	1,665	109,036
Brookfield Office Properties Inc.	10,584	195,191
Calloway Real Estate Investment Trust	4,266	128,126
Canadian Apartment Properties Real Estate Investment Trust	4,257	110,208
Canadian Real Estate Investment Trust	2,844	134,785
Chartwell Retirement Residences	7,155	81,164
Cominar Real Estate Investment Trust	5,166	123,263
Crombie Real Estate Investment Trust	2,268	35,153
Dundee International Real Estate Investment Trust	3,402	37,204
Dundee Real Estate Investment Trust	4,104	151,006
Extendicare Inc.	3,605	20,178
First Capital Realty Inc.	3,447	66,689
Granite Real Estate Investment Trust	1,953	77,569
H&R Real Estate Investment Trust	10,791	265,524
InnVest Real Estate Investment Trust	3,600	17,895
Killam Properties Inc.	2,160	27,208
Morguard Real Estate Investment Trust	1,494	27,196
Northern Property Real Estate Investment Trust	1,344	43,145
NorthWest Healthcare Properties Real Estate Investment Trust	1,269	16,527
RioCan Real Estate Investment Trust	12,492	366,495

		2,206,896
UNITED STATES — 90.70%
Acadia Realty Trust	2,106	60,126
Agree Realty Corp.	544	16,358
Alexander’s Inc.	89	27,411
Alexandria Real Estate Equities Inc.	2,673	194,514
American Assets Trust Inc.	1,395	47,095
American Campus Communities Inc.	4,392	196,059

Security	Shares	Value

Apartment Investment and Management Co. Class A	6,156	$191,513
Ashford Hospitality Trust Inc.[a]	2,277	29,328
Associated Estates Realty Corp.[a]	2,061	36,830
AvalonBay Communities Inc.	4,851	645,377
BioMed Realty Trust Inc.	7,722	173,822
Boston Properties Inc.	6,309	690,394
Brandywine Realty Trust	6,012	89,759
BRE Properties Inc. Class A	3,213	162,192
Camden Property Trust	3,528	255,216
Campus Crest Communities Inc.	2,592	35,407
CapLease Inc.	3,681	25,841
CBL & Associates Properties Inc.	6,759	163,162
Cedar Realty Trust Inc.	2,916	18,692
Chesapeake Lodging Trust	2,016	47,699
Colonial Properties Trust	3,357	77,916
CommonWealth REIT	4,968	110,935
Corporate Office Properties Trust	3,190	92,478
Cousins Properties Inc.	4,590	50,123
CubeSmart	5,409	95,036
DCT Industrial Trust Inc.[a]	11,106	86,960
DDR Corp.[a]	10,341	189,654
DiamondRock Hospitality Co.[a]	8,229	82,125
Digital Realty Trust Inc.	5,202	366,845
Douglas Emmett Inc.[a]	5,454	142,731
Duke Realty Corp.	13,581	239,569
DuPont Fabros Technology Inc.[a]	2,655	66,747
EastGroup Properties Inc.[a]	1,242	78,333
Education Realty Trust Inc.	4,725	51,928
Entertainment Properties Trust[a]	1,953	110,423
Equity Lifestyle Properties, Inc.	1,575	127,969
Equity One Inc.	2,462	62,756
Equity Residential	13,473	782,242
Essex Property Trust Inc.	1,539	241,700
Excel Trust Inc.	1,800	27,414
Extra Space Storage Inc.	4,356	189,835
Federal Realty Investment Trust	2,736	320,139
FelCor Lodging Trust Inc.[b]	5,139	30,731
First Industrial Realty Trust Inc.	4,131	74,110
First Potomac Realty Trust[a]	2,124	33,984
Forest City Enterprises Inc. Class Ab	5,571	104,011
Franklin Street Properties Corp.	3,087	47,139
General Growth Properties Inc.	22,527	511,813
Getty Realty Corp.[a]	1,044	22,352
Glimcher Realty Trust	5,940	74,488

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2013

Security	Shares	Value

Government Properties Income Trust[a]	2,277	$59,316
HCP Inc.	19,026	1,014,086
Health Care REIT Inc.	10,890	816,423
Healthcare Realty Trust Inc.	3,645	109,423
Hersha Hospitality Trust	7,146	42,733
Highwoods Properties Inc.	3,384	138,846
Home Properties Inc.	2,151	138,653
Hospitality Properties Trust	5,856	172,225
Host Hotels & Resorts Inc.	30,258	552,814
Hudson Pacific Properties Inc.	1,803	41,126
Inland Real Estate Corp.[a]	3,240	36,677
Investors Real Estate Trust	3,888	37,830
Kilroy Realty Corp.[a]	3,132	177,240
Kimco Realty Corp.	17,100	406,638
Kite Realty Group Trust	3,798	25,067
LaSalle Hotel Properties[a]	3,996	103,616
Lexington Realty Trust	8,899	113,996
Liberty Property Trust[a]	4,959	213,187
LTC Properties Inc.[a]	1,260	58,590
Macerich Co. (The)	5,760	403,488
Mack-Cali Realty Corp.	3,672	101,971
Medical Properties Trust Inc.	6,273	100,933
Mid-America Apartment Communities Inc.	1,773	121,858
National Health Investors Inc.[a]	1,017	67,366
National Retail Properties Inc.[a]	4,608	182,845
Omega Healthcare Investors Inc.[a]	4,707	154,719
Parkway Properties Inc.[a]	1,772	32,304
Pebblebrook Hotel Trust	2,547	69,177
Pennsylvania Real Estate Investment Trust[a]	2,106	43,657
Piedmont Office Realty Trust Inc. Class A	7,092	145,528
Post Properties Inc.	2,268	112,107
Prologis Inc.	19,287	809,090
PS Business Parks Inc.	756	60,329
Public Storage	6,012	991,980
Ramco-Gershenson Properties Trust	2,476	43,256
Realty Income Corp.[a]	7,533	383,957
Regency Centers Corp.	3,771	212,157
Retail Opportunity Investments Corp.	2,610	38,654
RLJ Lodging Trust	5,166	119,025
Rouse Properties Inc.[a]	945	17,908
Sabra Healthcare REIT Inc.	1,560	46,519
Saul Centers Inc.	540	24,192

Security	Shares	Value

Senior Housing Properties Trust	7,947	$225,933
Simon Property Group Inc.	12,900	2,297,103
SL Green Realty Corp.	3,753	340,397
Sovran Self Storage Inc.	1,269	87,053
Spirit Realty Capital Inc.	1,440	31,003
STAG Industrial Inc.	1,755	38,680
Strategic Hotels & Resorts Inc.[a,b]	6,975	56,288
Sun Communities Inc.	1,443	73,809
Sunstone Hotel Investors Inc.[a,b]	6,642	82,427
Tanger Factory Outlet Centers Inc.	3,933	145,993
Taubman Centers Inc.	2,592	221,642
UDR Inc.	10,548	259,270
Universal Health Realty Income Trust	532	28,584
Urstadt Biddle Properties Inc. Class A	963	21,446
Ventas Inc.	12,384	986,138
Vornado Realty Trust	7,056	617,823
Washington Real Estate Investment Trust	2,808	80,197
Weingarten Realty Investors[a]	4,572	155,768
Winthrop Realty Trust	1,251	15,900
WP Carey Inc.	2,484	175,172

		22,081,413

TOTAL COMMON STOCKS
(Cost: $20,622,698)		24,288,309

SHORT-TERM INVESTMENTS — 7.07%

MONEY MARKET FUNDS — 7.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,574,219	1,574,219
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	109,393	109,393
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	37,941	37,941

		1,721,553

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,721,553)		1,721,553

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND

April 30, 2013

Value

TOTAL INVESTMENTS IN SECURITIES — 106.83%
(Cost: $22,344,251)	$26,009,862
Other Assets, Less Liabilities — (6.83)%	(1,663,107)

NET ASSETS — 100.00%	$24,346,755

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.81%

REITs — DIVERSIFIED — 13.48%
Duke Realty Corp.	38,791	$684,273
First Potomac Realty Trust[a]	7,241	115,856
Gladstone Commercial Corp.[a]	1,723	32,978
Liberty Property Trust[a]	14,276	613,725
Mission West Properties Inc.[b]	2,743	—
PS Business Parks Inc.	2,567	204,847
STAG Industrial Inc.	5,879	129,573

		1,781,252
REITs — HEALTH CARE — 0.57%
Healthcare Trust of America Inc., Class A	6,043	75,417

		75,417
REITs — OFFICE PROPERTY — 61.28%
Alexandria Real Estate Equities Inc.	7,764	564,986
BioMed Realty Trust Inc.	26,079	587,038
Boston Properties Inc.	18,065	1,976,853
Brandywine Realty Trust	20,240	302,183
CommonWealth REIT	16,776	374,608
Corporate Office Properties Trust	10,738	311,295
Douglas Emmett Inc.[a]	18,409	481,764
Franklin Street Properties Corp.[a]	10,354	158,106
Government Properties Income Trust[a]	7,751	201,914
Highwoods Properties Inc.	11,423	468,686
Hudson Pacific Properties Inc.	6,036	137,681
Kilroy Realty Corp.	10,350	585,706
Mack-Cali Realty Corp.[a]	12,451	345,764
MPG Office Trust Inc.[a,c]	7,277	22,704
Parkway Properties Inc.[a]	6,004	109,453
Piedmont Office Realty Trust Inc. Class A	23,949	491,433
SL Green Realty Corp.	10,807	980,195

		8,100,369
REITs — WAREHOUSE/INDUSTRIAL — 24.48%
DCT Industrial Trust Inc.[a]	37,812	296,068
EastGroup Properties Inc.	4,203	265,083
First Industrial Realty Trust Inc.	13,943	250,137
Monmouth Real Estate Investment Corp. Class A	5,262	55,988
Prologis Inc.	55,346	2,321,765
Terreno Realty Corp.	2,477	46,617

		3,235,658

TOTAL COMMON STOCKS
(Cost: $9,979,728)		13,192,696

Security	Shares	Value

SHORT-TERM INVESTMENTS — 8.43%

MONEY MARKET FUNDS — 8.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	1,018,171	$1,018,171
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[d,e,f]	70,753	70,753
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[d,e]	25,664	25,664

		1,114,588

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,114,588)		1,114,588

TOTAL INVESTMENTS IN SECURITIES — 108.24%
(Cost: $11,094,316)		14,307,284
Other Assets, Less Liabilities — (8.24)%		(1,089,914)

NET ASSETS — 100.00%		$13,217,370

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Security valued using Level 3 inputs in accordance with management’s fair valuation policy. See Note 1.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 98.77%

REITs — APARTMENTS — 0.32%
Silver Bay Realty Trust Corp.[a]	214,097	$4,084,971

		4,084,971
REITs — MORTGAGE — 98.45%
AG Mortgage Investment Trust Inc.	451,770	11,687,290
American Capital Agency Corp.	6,745,298	224,685,876
American Capital Mortgage Investment Corp.	992,826	26,369,459
Annaly Capital Management Inc.[a]	16,804,871	267,869,644
Anworth Mortgage Asset Corp.[a]	2,536,155	16,003,138
Apollo Commercial Real Estate Finance Inc.	658,394	11,679,910
Apollo Residential Mortgage Inc.	553,456	12,319,931
Arbor Realty Trust Inc.	568,404	4,388,079
Ares Commercial Real Estate Corp.	141,266	2,377,507
ARMOUR Residential REIT Inc.	6,644,453	43,122,500
Capstead Mortgage Corp.[a]	1,695,504	22,516,293
Chimera Investment Corp.	17,459,391	57,615,990
Colony Financial Inc.	1,100,180	24,534,014
CYS Investments Inc.	3,108,482	38,638,431
Dynex Capital Inc.[a]	971,225	10,440,669
Hatteras Financial Corp.	1,754,885	47,961,007
Invesco Mortgage Capital Inc.	2,369,786	50,713,420
iStar Financial Inc.[a,b]	1,498,626	17,503,952
MFA Financial Inc.	6,006,086	55,676,417
Newcastle Investment Corp.[a]	4,493,528	50,911,672
NorthStar Realty Finance Corp.[a]	3,336,975	33,269,641
PennyMac Mortgage Investment Trust[c]	965,218	24,371,754
RAIT Financial Trust[a]	1,249,555	10,671,200
Redwood Trust Inc.[a]	1,200,187	27,388,267
Resource Capital Corp.	2,125,583	14,007,592
Starwood Property Trust Inc.	2,814,856	77,380,391
Two Harbors Investment Corp.	4,905,751	58,770,897
Western Asset Mortgage Capital Corp.	334,216	7,486,438

		1,250,361,379

TOTAL COMMON STOCKS
(Cost: $1,154,586,640)		1,254,446,350

Security	Shares	Value

SHORT-TERM INVESTMENTS — 8.61%

MONEY MARKET FUNDS — 8.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	87,548,117	$87,548,117
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	6,083,774	6,083,774
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	15,668,724	15,668,724

		109,300,615

TOTAL SHORT-TERM INVESTMENTS
(Cost: $109,300,615)		109,300,615

TOTAL INVESTMENTS IN SECURITIES — 107.38%
(Cost: $1,263,887,255)		1,363,746,965
Other Assets, Less Liabilities — (7.38)%		(93,675,000)

NET ASSETS — 100.00%		$1,270,071,965

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

REAL ESTATE MANAGEMENT/SERVICES — 0.82%
WP Carey Inc.	12,082	$852,023

		852,023
REITs — APARTMENTS — 13.26%
American Campus Communities Inc.	20,932	934,404
Apartment Investment and Management Co. Class A	29,117	905,830
AvalonBay Communities Inc.	23,093	3,072,293
BRE Properties Inc. Class A	15,852	800,209
Camden Property Trust	17,250	1,247,865
Equity Residential	64,426	3,740,573
Essex Property Trust Inc.	7,281	1,143,481
Home Properties Inc.	10,263	661,553
UDR Inc.[a]	49,972	1,228,312

		13,734,520
REITs — DIVERSIFIED — 19.43%
American Tower Corp.	79,532	6,679,893
Digital Realty Trust Inc.[a]	25,207	1,777,597
Duke Realty Corp.	66,548	1,173,907
Liberty Property Trust	23,470	1,008,975
Plum Creek Timber Co. Inc.[a]	33,274	1,714,942
Rayonier Inc.	25,128	1,493,106
Vornado Realty Trust	33,748	2,954,975
Weyerhaeuser Co.	108,975	3,324,827

		20,128,222
REITs — HEALTH CARE — 14.00%
HCP Inc.	90,931	4,846,622
Health Care REIT Inc.[a]	52,077	3,904,213
Senior Housing Properties Trust	37,606	1,069,139
Ventas Inc.	58,764	4,679,377

		14,499,351
REITs — HOTELS — 3.38%
Hospitality Properties Trust	28,943	851,213
Host Hotels & Resorts Inc.[a]	145,021	2,649,534

		3,500,747
REITs — MORTGAGE — 6.93%
American Capital Agency Corp.	78,450	2,613,169
Annaly Capital Management Inc.	195,155	3,110,771
MFA Financial Inc.	67,762	628,154
Two Harbors Investment Corp.	69,527	832,933

		7,185,027

Security	Shares	Value

REITs — OFFICE PROPERTY — 8.56%
Alexandria Real Estate Equities Inc.	12,741	$927,163
BioMed Realty Trust Inc.	37,867	852,386
Boston Properties Inc.	30,153	3,299,643
Douglas Emmett Inc.	26,000	680,420
Kilroy Realty Corp.	15,415	872,335
Piedmont Office Realty Trust Inc. Class A	33,824	694,068
SL Green Realty Corp.[a]	17,051	1,546,526

		8,872,541
REITs — OUTLET CENTERS — 2.60%
National Retail Properties Inc.[a]	22,018	873,674
Realty Income Corp.	35,700	1,819,629

		2,693,303
REITs — REGIONAL MALLS — 15.78%
CBL & Associates Properties Inc.	33,270	803,138
General Growth Properties Inc.	107,969	2,453,056
Macerich Co. (The)[a]	27,896	1,954,115
Simon Property Group Inc.	57,100	10,167,797
Taubman Centers Inc.	11,350	970,538

		16,348,644
REITs — SHOPPING CENTERS — 5.96%
DDR Corp.[a]	48,962	897,963
Federal Realty Investment Trust	13,265	1,552,138
Kimco Realty Corp.[a]	82,851	1,970,197
Regency Centers Corp.	17,982	1,011,667
Weingarten Realty Investors[a]	21,774	741,840

		6,173,805
REITs — STORAGE — 5.44%
Extra Space Storage Inc.	20,599	897,705
Public Storage	28,710	4,737,150

		5,634,855
REITs — WAREHOUSE/INDUSTRIAL — 3.74%
Prologis Inc.	92,276	3,870,978

		3,870,978

TOTAL COMMON STOCKS
(Cost: $86,207,301)		103,494,016

SHORT-TERM INVESTMENTS — 9.11%

MONEY MARKET FUNDS — 9.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	8,734,287	8,734,287

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FTSE NAREIT REAL ESTATE 50 INDEX FUND

April 30, 2013

Security	Shares	Value

BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,c,d]	606,951	$606,951
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	98,128	98,128

		9,439,366

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,439,366)		9,439,366

TOTAL INVESTMENTS IN SECURITIES — 109.01%
(Cost: $95,646,667)		112,933,382
Other Assets, Less Liabilities — (9.01)%		(9,335,621)

NET ASSETS — 100.00%		$103,597,761

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.88%

REITs — APARTMENTS — 40.94%
American Campus Communities Inc.	238,229	$10,634,542
Apartment Investment and Management Co. Class A	331,375	10,309,076
Associated Estates Realty Corp.[a]	112,671	2,013,431
AvalonBay Communities Inc.[a]	120,116	15,980,233
BRE Properties Inc. Class A	174,644	8,816,029
Camden Property Trust	190,277	13,764,638
Campus Crest Communities Inc.	139,042	1,899,314
Colonial Properties Trust	182,739	4,241,372
Education Realty Trust Inc.	257,790	2,833,112
Equity Residential	478,534	27,783,684
Essex Property Trust Inc.[a]	82,898	13,019,131
Home Properties Inc.	116,715	7,523,449
Mid-America Apartment Communities Inc.	96,271	6,616,706
Post Properties Inc.	123,447	6,101,985
UDR Inc.[a]	569,291	13,993,173

		145,529,875
REITs — DIVERSIFIED — 1.13%
National Health Investors Inc.[a]	55,689	3,688,839
UMH Properties Inc.	29,936	330,793

		4,019,632
REITs — HEALTH CARE — 39.14%
HCP Inc.	676,385	36,051,321
Health Care REIT Inc.[a]	386,878	29,004,244
Healthcare Realty Trust Inc.	198,652	5,963,533
LTC Properties Inc.[a]	69,168	3,216,312
Medical Properties Trust Inc.[a]	341,096	5,488,235
Omega Healthcare Investors Inc.[a]	255,153	8,386,879
Sabra Healthcare REIT Inc.	83,898	2,501,838
Senior Housing Properties Trust	428,114	12,171,281
Universal Health Realty Income Trust	24,944	1,340,241
Ventas Inc.	439,353	34,985,679

		139,109,563
REITs — MANUFACTURED HOMES — 3.09%
Equity Lifestyle Properties, Inc.	85,619	6,956,544
Sun Communities Inc.[a]	78,474	4,013,945

		10,970,489
REITs — STORAGE — 15.58%
CubeSmart[a]	294,618	5,176,438
Extra Space Storage Inc.	234,407	10,215,457

Security	Shares	Value

Public Storage	213,494	$35,226,510
Sovran Self Storage Inc.	69,348	4,757,273

		55,375,678

TOTAL COMMON STOCKS
(Cost: $301,524,223)		355,005,237

SHORT-TERM INVESTMENTS — 15.21%

MONEY MARKET FUNDS — 15.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	49,911,602	49,911,602
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,c,d]	3,468,389	3,468,389
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	675,740	675,740

		54,055,731

TOTAL SHORT-TERM INVESTMENTS
(Cost: $54,055,731)		54,055,731

TOTAL INVESTMENTS IN SECURITIES — 115.09%
(Cost: $355,579,954)		409,060,968
Other Assets, Less Liabilities — (15.09)%		(53,634,138)

NET ASSETS — 100.00%		$355,426,830

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.90%

REITs — DIVERSIFIED — 2.09%
Retail Properties of America Inc. Class A	28,135	$430,747

		430,747
REITs — OUTLET CENTERS — 10.70%
Agree Realty Corp.	2,743	82,482
Getty Realty Corp.	5,309	113,666
National Retail Properties Inc.[a]	23,134	917,957
Realty Income Corp.	18,360	935,809
Spirit Realty Capital Inc.	7,171	154,391

		2,204,305
REITs — REGIONAL MALLS — 53.79%
CBL & Associates Properties Inc.[a]	33,867	817,549
General Growth Properties Inc.	80,447	1,827,756
Glimcher Realty Trust	29,920	375,197
Macerich Co. (The)	20,553	1,439,738
Pennsylvania Real Estate Investment Trust	10,749	222,827
Rouse Properties Inc.[a]	4,780	90,581
Simon Property Group Inc.	26,304	4,683,953
Tanger Factory Outlet Centers Inc.	19,749	733,083
Taubman Centers Inc.	10,432	892,040

		11,082,724
REITs — SHOPPING CENTERS — 33.32%
Acadia Realty Trust	10,680	304,914
Alexander’s Inc.[a]	429	132,128
Cedar Realty Trust Inc.	15,219	97,554
DDR Corp.[a]	47,593	872,856
Equity One Inc.[a]	12,475	317,988
Excel Trust Inc.	8,995	136,994
Federal Realty Investment Trust	7,919	926,602
Inland Real Estate Corp.	16,132	182,614
Kimco Realty Corp.[a]	61,054	1,451,864
Kite Realty Group Trust	19,178	126,575
Ramco-Gershenson Properties Trust	12,476	217,956
Regency Centers Corp.	15,863	892,452
Retail Opportunity Investments Corp.	13,014	192,737
Saul Centers Inc.	2,686	120,333
Urstadt Biddle Properties Inc. Class A	4,975	110,793
Weingarten Realty Investors[a]	22,877	779,419

		6,863,779

TOTAL COMMON STOCKS
(Cost: $17,325,712)		20,581,555

Security	Shares	Value

SHORT-TERM INVESTMENTS — 13.99%

MONEY MARKET FUNDS — 13.99%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	2,673,332	$2,673,332
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,c,d]	185,771	185,771
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	23,227	23,227

		2,882,330

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,882,330)		2,882,330

TOTAL INVESTMENTS IN SECURITIES — 113.89%
(Cost: $20,208,042)		23,463,885
Other Assets, Less Liabilities — (13.89)%		(2,861,636)

NET ASSETS — 100.00%		$20,602,249

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$37,601,269	$15,607,579	$1,506,438,019
Affiliated (Note 2)	932,187	25,538	30,171,246

Total cost of investments	$38,533,456	$15,633,117	$1,536,609,265

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$45,699,715	$16,055,336	$1,965,405,818
Affiliated (Note 2)	932,187	25,538	30,171,246

Total fair value of investments	46,631,902	16,080,874	1,995,577,064
Foreign currency, at value[b]	134,956	70,497	5,335,009
Receivables:
Due from custodian (Note 4)	12,865	—	—
Dividends and interest	138,843	94,797	7,440,443

Total Assets	46,918,566	16,246,168	2,008,352,516

LIABILITIES
Payables:
Investment securities purchased	90,899	40,962	—
Collateral for securities on loan (Note 5)	869,846	15,138	30,071,121
Investment advisory fees (Note 2)	15,423	6,074	745,530

Total Liabilities	976,168	62,174	30,816,651

NET ASSETS	$45,942,398	$16,183,994	$1,977,535,865

Net assets consist of:
Paid-in capital	$44,199,793	$17,820,550	$1,634,280,325
Undistributed (distributions in excess of) net investment income	(987,780)	107,149	(53,508,790)
Accumulated net realized loss	(5,364,879)	(2,193,521)	(62,236,970)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	8,095,264	449,816	459,001,300

NET ASSETS	$45,942,398	$16,183,994	$1,977,535,865

Shares outstanding[c]	1,200,000	500,000	54,100,000

Net asset value per share	$38.29	$32.37	$36.55

[a]	Securities on loan with values of $818,901, $14,148 and $28,305,155, respectively. See Note 5.
[b]	Cost of foreign currency: $134,882, $69,660 and $5,296,829, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$20,622,698	$9,979,728	$1,134,344,601
Affiliated (Note 2)	1,721,553	1,114,588	129,542,654

Total cost of investments	$22,344,251	$11,094,316	$1,263,887,255

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,288,309	$13,192,696	$1,230,074,596
Affiliated (Note 2)	1,721,553	1,114,588	133,672,369

Total fair value of investments	26,009,862	14,307,284	1,363,746,965
Foreign currency, at value[b]	12,505	—	—
Receivables:
Dividends and interest	23,438	9,669	12,555
Capital shares sold	—	—	464,573

Total Assets	26,045,805	14,316,953	1,364,224,093

LIABILITIES
Payables:
Investment securities purchased	6,137	5,570	—
Collateral for securities on loan (Note 5)	1,683,612	1,088,924	93,631,891
Capital shares redeemed	—	—	53,900
Investment advisory fees (Note 2)	9,301	5,089	466,337

Total Liabilities	1,699,050	1,099,583	94,152,128

NET ASSETS	$24,346,755	$13,217,370	$1,270,071,965

Net assets consist of:
Paid-in capital	$21,694,450	$11,547,691	$1,212,386,124
Distributions in excess of net investment income	(14,703)	—	—
Accumulated net realized loss	(998,800)	(1,543,289)	(42,173,869)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	3,665,808	3,212,968	99,859,710

NET ASSETS	$24,346,755	$13,217,370	$1,270,071,965

Shares outstanding[c]	450,000	400,000	80,650,000

Net asset value per share	$54.10	$33.04	$15.75

[a]	Securities on loan with values of $1,654,648, $1,071,159 and $92,086,644, respectively. See Note 5.
[b]	Cost of foreign currency: $12,374, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2013

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund

ASSETS
Investments, at cost:
Unaffiliated	$86,207,301	$301,524,223	$17,325,712
Affiliated (Note 2)	9,439,366	54,055,731	2,882,330

Total cost of investments	$95,646,667	$355,579,954	$20,208,042

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$103,494,016	$355,005,237	$20,581,555
Affiliated (Note 2)	9,439,366	54,055,731	2,882,330

Total fair value of investments	112,933,382	409,060,968	23,463,885
Receivables:
Investment securities sold	—	—	14,266
Dividends and interest	43,853	358,358	18,119
Capital shares sold	—	26,870	—

Total Assets	112,977,235	409,446,196	23,496,270

LIABILITIES
Payables:
Investment securities purchased	—	509,492	27,122
Collateral for securities on loan (Note 5)	9,341,238	53,379,991	2,859,103
Investment advisory fees (Note 2)	38,236	129,883	7,796

Total Liabilities	9,379,474	54,019,366	2,894,021

NET ASSETS	$103,597,761	$355,426,830	$20,602,249

Net assets consist of:
Paid-in capital	$90,422,614	$306,653,676	$18,515,301
Accumulated net realized loss	(4,111,568)	(4,707,860)	(1,168,895)
Net unrealized appreciation	17,286,715	53,481,014	3,255,843

NET ASSETS	$103,597,761	$355,426,830	$20,602,249

Shares outstanding[b]	2,300,000	6,500,000	500,000

Net asset value per share	$45.04	$54.68	$41.20

[a]	Securities on loan with values of $9,141,992, $52,771,392 and $2,801,558, respectively. See Note 5.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund	iShares FTSE EPRA/NAREIT Developed Europe Index Fund	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$966,907	$571,360	$44,421,222
Interest — affiliated (Note 2)	34	7	1,254
Securities lending income — affiliated (Note 2)	3,972	339	226,758

Total investment income	970,913	571,706	44,649,234

EXPENSES
Investment advisory fees (Note 2)	145,219	64,388	6,181,883

Total expenses	145,219	64,388	6,181,883

Net investment income	825,694	507,318	38,467,351

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(782,898)	(491,694)	(17,890,236)
In-kind redemptions — unaffiliated	1,494,876	170,391	8,261,205
Foreign currency transactions	(9,081)	(6,360)	(441,411)

Net realized gain (loss)	702,897	(327,663)	(10,070,442)

Net change in unrealized appreciation/depreciation on:
Investments	9,198,416	2,767,476	419,080,116
Translation of assets and liabilities in foreign currencies	(5,262)	850	(10)

Net change in unrealized appreciation/depreciation	9,193,154	2,768,326	419,080,106

Net realized and unrealized gain	9,896,051	2,440,663	409,009,664

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,721,745	$2,947,981	$447,477,015

[a]	Net of foreign withholding tax of $52,744, $73,835 and $4,189,834, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares FTSE EPRA/NAREIT North America Index Fund	iShares FTSE NAREIT Industrial/Office Capped Index Fund	iShares FTSE NAREIT Mortgage Plus Capped Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$659,582	$262,478	$90,414,222
Dividends — affiliated (Note 2)	—	—	1,558,934
Interest — affiliated (Note 2)	23	9	1,209
Securities lending income — affiliated (Note 2)	4,316	2,487	176,386

Total investment income	663,921	264,974	92,150,751

EXPENSES
Investment advisory fees (Note 2)	110,194	50,584	3,865,163

Total expenses	110,194	50,584	3,865,163

Net investment income	553,727	214,390	88,285,588

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	43,276	25,064	(450,751)
Investments — affiliated (Note 2)	—	—	22,484
In-kind redemptions — unaffiliated	1,754,045	384	10,831,236
In-kind redemptions — affiliated (Note 2)	—	—	825,352
Foreign currency transactions	439	—	—

Net realized gain	1,797,760	25,448	11,228,321

Net change in unrealized appreciation/depreciation on:
Investments	1,282,208	1,641,863	87,117,654
Translation of assets and liabilities in foreign currencies	215	—	—

Net change in unrealized appreciation/depreciation	1,282,423	1,641,863	87,117,654

Net realized and unrealized gain	3,080,183	1,667,311	98,345,975

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,633,910	$1,881,701	$186,631,563

[a]	Net of foreign withholding tax of $23,299, $ — and $ —, respectively.

See notes to financial statements.

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2013

	iShares FTSE NAREIT Real Estate 50 Index Fund	iShares FTSE NAREIT Residential Plus Capped Index Fund	iShares FTSE NAREIT Retail Capped Index Fund

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,330,752	$7,118,044	$553,763
Interest — affiliated (Note 2)	65	219	23
Securities lending income — affiliated (Note 2)	13,640	55,327	6,070

Total investment income	2,344,457	7,173,590	559,856

EXPENSES
Investment advisory fees (Note 2)	341,886	1,179,270	97,884

Total expenses	341,886	1,179,270	97,884

Net investment income	2,002,571	5,994,320	461,972

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	229,260	(408,037)	77,277
In-kind redemptions — unaffiliated	1,607,321	2,961,478	2,293,840

Net realized gain	1,836,581	2,553,441	2,371,117

Net change in unrealized appreciation/depreciation	10,606,352	39,438,120	1,758,778

Net realized and unrealized gain	12,442,933	41,991,561	4,129,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,445,504	$47,985,881	$4,591,867

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund		iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$825,694	$802,675	$507,318	$699,087
Net realized gain (loss)	702,897	(28,028)	(327,663)	(632,981)
Net change in unrealized appreciation/depreciation	9,193,154	(2,252,700)	2,768,326	(5,075,989)

Net increase (decrease) in net assets resulting from operations	10,721,745	(1,478,053)	2,947,981	(5,009,883)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,968,469)	(1,025,810)	(638,535)	(781,086)

Total distributions to shareholders	(1,968,469)	(1,025,810)	(638,535)	(781,086)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,196,818	5,847,305	2,794,611	5,102,013
Cost of shares redeemed	(12,066,850)	(5,462,668)	(1,375,490)	(7,897,714)

Net increase (decrease) in net assets from capital share transactions	11,129,968	384,637	1,419,121	(2,795,701)

INCREASE (DECREASE) IN NET ASSETS	19,883,244	(2,119,226)	3,728,567	(8,586,670)

NET ASSETS
Beginning of year	26,059,154	28,178,380	12,455,427	21,042,097

End of year	$45,942,398	$26,059,154	$16,183,994	$12,455,427

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(987,780)	$(397,819)	$107,149	$231,500

SHARES ISSUED AND REDEEMED
Shares sold	700,000	200,000	100,000	150,000
Shares redeemed	(400,000)	(200,000)	(50,000)	(300,000)

Net increase (decrease) in shares outstanding	300,000	—	50,000	(150,000)

See notes to financial statements.

48	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund		iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$38,467,351	$14,402,874	$553,727	$350,698
Net realized gain (loss)	(10,070,442)	(541,710)	1,797,760	1,417,213
Net change in unrealized appreciation/depreciation	419,080,106	(40,601,796)	1,282,423	(28,189)

Net increase (decrease) in net assets resulting from operations	447,477,015	(26,740,632)	3,633,910	1,739,722

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(79,974,870)	(14,672,973)	(708,094)	(450,995)

Total distributions to shareholders	(79,974,870)	(14,672,973)	(708,094)	(450,995)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,181,987,324	79,327,623	4,744,334	15,879,032
Cost of shares redeemed	(18,807,798)	(8,173,183)	(9,447,073)	(4,563,371)

Net increase (decrease) in net assets from capital share transactions	1,163,179,526	71,154,440	(4,702,739)	11,315,661

INCREASE (DECREASE) IN NET ASSETS	1,530,681,671	29,740,835	(1,776,923)	12,604,388

NET ASSETS
Beginning of year	446,854,194	417,113,359	26,123,678	13,519,290

End of year	$1,977,535,865	$446,854,194	$24,346,755	$26,123,678

Distributions in excess of net investment income included in net assets at end of year	$(53,508,790)	$(15,823,108)	$(14,703)	$(50,732)

SHARES ISSUED AND REDEEMED
Shares sold	39,400,000	2,800,000	100,000	350,000
Shares redeemed	(600,000)	(300,000)	(200,000)	(100,000)

Net increase (decrease) in shares outstanding	38,800,000	2,500,000	(100,000)	250,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Industrial/Office Capped Index Fund		iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$214,390	$208,480	$88,285,588	$25,982,799
Net realized gain (loss)	25,448	601,234	11,228,321	(15,136,699)
Net change in unrealized appreciation/depreciation	1,641,863	(1,380,035)	87,117,654	1,875,180

Net increase (decrease) in net assets resulting from operations	1,881,701	(570,321)	186,631,563	12,721,280

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(214,992)	(358,935)	(96,460,357)	(27,555,448)
Return of capital	(95,959)	—	—	(222,591)

Total distributions to shareholders	(310,951)	(358,935)	(96,460,357)	(27,778,039)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,529,761	—	948,668,520	228,068,449
Cost of shares redeemed	—	(3,944,727)	(106,119,590)	(34,985,980)

Net increase (decrease) in net assets from capital share transactions	1,529,761	(3,944,727)	842,548,930	193,082,469

INCREASE (DECREASE) IN NET ASSETS	3,100,511	(4,873,983)	932,720,136	178,025,710

NET ASSETS
Beginning of year	10,116,859	14,990,842	337,351,829	159,326,119

End of year	$13,217,370	$10,116,859	$1,270,071,965	$337,351,829

SHARES ISSUED AND REDEEMED
Shares sold	50,000	—	64,050,000	16,450,000
Shares redeemed	—	(150,000)	(7,500,000)	(2,700,000)

Net increase (decrease) in shares outstanding	50,000	(150,000)	56,550,000	13,750,000

See notes to financial statements.

50	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Real Estate 50 Index Fund		iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,002,571	$1,497,290	$5,994,320	$3,671,126
Net realized gain	1,836,581	2,729,775	2,553,441	19,951,247
Net change in unrealized appreciation/depreciation	10,606,352	(1,156,546)	39,438,120	(10,089,458)

Net increase in net assets resulting from operations	14,445,504	3,070,519	47,985,881	13,532,915

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,458,774)	(1,959,486)	(7,747,242)	(4,914,931)

Total distributions to shareholders	(2,458,774)	(1,959,486)	(7,747,242)	(4,914,931)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	48,160,660	19,997,058	158,667,465	164,726,307
Cost of shares redeemed	(9,585,602)	(24,546,154)	(19,285,527)	(101,313,732)

Net increase (decrease) in net assets from capital share transactions	38,575,058	(4,549,096)	139,381,938	63,412,575

INCREASE (DECREASE) IN NET ASSETS	50,561,788	(3,438,063)	179,620,577	72,030,559

NET ASSETS
Beginning of year	53,035,973	56,474,036	175,806,253	103,775,694

End of year	$103,597,761	$53,035,973	$355,426,830	$175,806,253

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	550,000	3,200,000	3,750,000
Shares redeemed	(250,000)	(700,000)	(400,000)	(2,400,000)

Net increase (decrease) in shares outstanding	950,000	(150,000)	2,800,000	1,350,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$461,972	$250,834
Net realized gain	2,371,117	1,122,817
Net change in unrealized appreciation/depreciation	1,758,778	20,179

Net increase in net assets resulting from operations	4,591,867	1,393,830

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(670,896)	(309,311)

Total distributions to shareholders	(670,896)	(309,311)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,732,812	7,508,585
Cost of shares redeemed	(15,847,281)	(7,438,531)

Net increase in net assets from capital share transactions	4,885,531	70,054

INCREASE IN NET ASSETS	8,806,502	1,154,573

NET ASSETS
Beginning of year	11,795,747	10,641,174

End of year	$20,602,249	$11,795,747

SHARES ISSUED AND REDEEMED
Shares sold	600,000	250,000
Shares redeemed	(450,000)	(250,000)

Net increase in shares outstanding	150,000	—

See notes to financial statements.

52	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Asia Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$28.95	$31.31	$29.22	$20.62	$43.10

Income from investment operations:
Net investment income[a]	0.88	0.91	0.78	0.85	0.94
Net realized and unrealized gain (loss)[b]	10.55	(2.16)	2.93	9.22	(22.28)

Total from investment operations	11.43	(1.25)	3.71	10.07	(21.34)

Less distributions from:
Net investment income	(2.09)	(1.11)	(1.62)	(1.47)	(1.00)
Return of capital	—	—	—	—	(0.14)

Total distributions	(2.09)	(1.11)	(1.62)	(1.47)	(1.14)

Net asset value, end of year	$38.29	$28.95	$31.31	$29.22	$20.62

Total return	41.21%	(3.79)%	13.20%	49.34%	(50.04)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$45,942	$26,059	$28,178	$23,375	$10,312
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.73%	3.30%	2.61%	3.03%	3.81%
Portfolio turnover rate[c]	15%	11%	8%	15%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT Developed Europe Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$27.68	$35.07	$27.33	$21.04	$49.50

Income from investment operations:
Net investment income[a]	1.09	1.25	1.83	0.75	1.48
Net realized and unrealized gain (loss)[b]	4.91	(7.37)	7.78	6.38	(27.96)

Total from investment operations	6.00	(6.12)	9.61	7.13	(26.48)

Less distributions from:
Net investment income	(1.31)	(1.27)	(1.87)	(0.84)	(1.98)

Total distributions	(1.31)	(1.27)	(1.87)	(0.84)	(1.98)

Net asset value, end of year	$32.37	$27.68	$35.07	$27.33	$21.04

Total return	22.66%	(17.66)%	37.23%	34.17%	(54.43)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$16,184	$12,455	$21,042	$8,199	$3,156
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.78%	4.28%	6.25%	2.65%	4.99%
Portfolio turnover rate[c]	14%	13%	11%	18%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$29.21	$32.59	$28.80	$20.94	$44.91

Income from investment operations:
Net investment income[a]	0.95	1.09	1.08	0.88	1.04
Net realized and unrealized gain (loss)[b]	8.27	(3.36)	4.64	9.02	(23.80)

Total from investment operations	9.22	(2.27)	5.72	9.90	(22.76)

Less distributions from:
Net investment income	(1.88)	(1.11)	(1.93)	(2.04)	(1.21)

Total distributions	(1.88)	(1.11)	(1.93)	(2.04)	(1.21)

Net asset value, end of year	$36.55	$29.21	$32.59	$28.80	$20.94

Total return	32.89%	(6.93)%	20.89%	48.08%	(51.30)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,977,536	$446,854	$417,113	$325,415	$194,743
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.99%	3.83%	3.63%	3.17%	4.43%
Portfolio turnover rate[c]	16%	11%	7%	13%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE EPRA/NAREIT North America Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$47.50	$45.06	$37.76	$22.78	$49.05

Income from investment operations:
Net investment income[a]	1.16	1.06	0.95	1.04	1.31
Net realized and unrealized gain (loss)[b]	6.97	2.70	7.57	15.06	(25.44)

Total from investment operations	8.13	3.76	8.52	16.10	(24.13)

Less distributions from:
Net investment income	(1.53)	(1.32)	(1.22)	(1.09)	(1.47)
Return of capital	—	—	—	(0.03)	(0.67)

Total distributions	(1.53)	(1.32)	(1.22)	(1.12)	(2.14)

Net asset value, end of year	$54.10	$47.50	$45.06	$37.76	$22.78

Total return	17.60%	8.82%	23.11%	72.16%	(49.99)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$24,347	$26,124	$13,519	$7,553	$2,278
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.41%	2.47%	2.42%	3.45%	4.00%
Portfolio turnover rate[c]	11%	9%	12%	14%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Industrial/Office Capped Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$28.91	$29.98	$26.19	$16.79	$40.55

Income from investment operations:
Net investment income[a]	0.59	0.50	0.51	0.74	0.90
Net realized and unrealized gain (loss)[b]	4.40	(0.70)	4.15	9.46	(23.48)

Total from investment operations	4.99	(0.20)	4.66	10.20	(22.58)

Less distributions from:
Net investment income	(0.59)	(0.87)	(0.87)	(0.70)	(0.80)
Return of capital	(0.27)	—	—	(0.10)	(0.38)

Total distributions	(0.86)	(0.87)	(0.87)	(0.80)	(1.18)

Net asset value, end of year	$33.04	$28.91	$29.98	$26.19	$16.79

Total return	17.71%	(0.28)%	18.39%	62.09%	(56.46)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,217	$10,117	$14,991	$10,476	$2,518
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.03%	1.89%	1.96%	3.36%	3.29%
Portfolio turnover rate[c]	15%	15%	22%	36%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Mortgage Plus Capped Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$14.00	$15.39	$15.34	$12.71	$24.71

Income from investment operations:
Net investment income[a]	1.62	1.55	1.45	1.40	1.95
Net realized and unrealized gain (loss)[b]	1.87	(1.33)	0.07	2.56	(11.46)

Total from investment operations	3.49	0.22	1.52	3.96	(9.51)

Less distributions from:
Net investment income	(1.74)	(1.60)	(1.47)	(1.33)	(2.49)
Return of capital	—	(0.01)	—	—	—

Total distributions	(1.74)	(1.61)	(1.47)	(1.33)	(2.49)

Net asset value, end of year	$15.75	$14.00	$15.39	$15.34	$12.71

Total return	26.63%	2.48%	10.56%	32.00%	(40.70)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,270,072	$337,352	$159,326	$58,294	$30,513
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	10.96%	11.44%	9.58%	9.62%	12.70%
Portfolio turnover rate[c]	44%	79%	63%	50%	93%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Real Estate 50 Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$39.29	$37.65	$31.62	$20.06	$41.25

Income from investment operations:
Net investment income[a]	1.14	1.08	0.96	0.99	1.12
Net realized and unrealized gain (loss)[b]	6.01	1.99	6.27	11.71	(20.44)

Total from investment operations	7.15	3.07	7.23	12.70	(19.32)

Less distributions from:
Net investment income	(1.40)	(1.43)	(1.20)	(0.97)	(1.25)
Return of capital	—	—	—	(0.17)	(0.62)

Total distributions	(1.40)	(1.43)	(1.20)	(1.14)	(1.87)

Net asset value, end of year	$45.04	$39.29	$37.65	$31.62	$20.06

Total return	18.73%	8.66%	23.53%	64.88%	(47.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$103,598	$53,036	$56,474	$42,686	$14,041
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.81%	3.01%	2.90%	3.85%	4.23%
Portfolio turnover rate[c]	13%	19%	18%	13%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Residential Plus Capped Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$47.52	$44.16	$35.93	$21.89	$43.20

Income from investment operations:
Net investment income[a]	1.20	1.06	1.01	1.03	0.76
Net realized and unrealized gain (loss)[b]	7.49	3.71	8.44	14.22	(19.92)

Total from investment operations	8.69	4.77	9.45	15.25	(19.16)

Less distributions from:
Net investment income	(1.53)	(1.41)	(1.22)	(0.99)	(0.77)
Return of capital	—	—	—	(0.22)	(1.38)

Total distributions	(1.53)	(1.41)	(1.22)	(1.21)	(2.15)

Net asset value, end of year	$54.68	$47.52	$44.16	$35.93	$21.89

Total return	18.77%	11.19%	26.89%	71.40%	(45.55)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$355,427	$175,806	$103,776	$44,913	$14,227
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.44%	2.44%	2.60%	3.60%	2.64%
Portfolio turnover rate[c]	14%	28%	16%	14%	79%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares FTSE NAREIT Retail Capped Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$33.70	$30.40	$25.45	$16.27	$38.90

Income from investment operations:
Net investment income[a]	0.80	0.78	0.64	0.70	1.21
Net realized and unrealized gain (loss)[b]	7.82	3.54	5.24	9.38	(22.36)

Total from investment operations	8.62	4.32	5.88	10.08	(21.15)

Less distributions from:
Net investment income	(1.12)	(1.02)	(0.93)	(0.71)	(1.21)
Return of capital	—	—	—	(0.19)	(0.27)

Total distributions	(1.12)	(1.02)	(0.93)	(0.90)	(1.48)

Net asset value, end of year	$41.20	$33.70	$30.40	$25.45	$16.27

Total return	26.20%	14.83%	23.73%	63.76%	(55.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$20,602	$11,796	$10,641	$11,451	$1,627
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.27%	2.64%	2.42%	3.37%	4.61%
Portfolio turnover rate[c]	16%	24%	28%	39%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Index Fund	Diversification Classification
FTSE EPRA/NAREIT Developed Asia	Non-diversified
FTSE EPRA/NAREIT Developed Europe	Non-diversified
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	Diversified
FTSE EPRA/NAREIT North America	Diversified

iShares Index Fund	Diversification Classification
FTSE NAREIT Industrial/Office Capped	Non-diversified
FTSE NAREIT Mortgage Plus Capped	Non-diversified
FTSE NAREIT Real Estate 50	Non-diversified
FTSE NAREIT Residential Plus Capped	Non-diversified
FTSE NAREIT Retail Capped	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP

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iSHARES® TRUST

defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2013. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3		Total
FTSE EPRA/NAREIT Developed Asia
Assets:
Common Stocks	$45,692,127	$—	$7		$45,692,134
Rights	7,581	—	—		7,581
Money Market Funds	932,187	—	—		932,187

	$46,631,895	$—	$7		$46,631,902

FTSE EPRA/NAREIT Developed Europe
Assets:
Common Stocks	$15,804,495	$—	$—		$15,804,495
Investment Companies	250,841	—	—		250,841
Money Market Funds	25,538	—	—		25,538

	$16,080,874	$—	$—		$16,080,874

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Assets:
Common Stocks	$1,957,485,675	$—	$87		$1,957,485,762
Investment Companies	7,674,628	—	—		7,674,628
Rights	245,428	—	—		245,428
Money Market Funds	30,171,246	—	—		30,171,246

	$1,995,576,977	$—	$87		$1,995,577,064

FTSE EPRA/NAREIT North America
Assets:
Common Stocks	$24,288,309	$—	$—		$24,288,309
Money Market Funds	1,721,553	—	—		1,721,553

	$26,009,862	$—	$—		$26,009,862

FTSE NAREIT Industrial/Office Capped
Assets:
Common Stocks	$13,192,696	$—	$0	[a]	$13,192,696
Money Market Funds	1,114,588	—	—		1,114,588

	$14,307,284	$—	$0	[a]	$14,307,284

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iSHARES® TRUST

iShares Index Fund and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
FTSE NAREIT Mortgage Plus Capped
Assets:
Common Stocks	$1,254,446,350	$—	$—	$1,254,446,350
Money Market Funds	109,300,615	—	—	109,300,615

	$1,363,746,965	$—	$—	$1,363,746,965

FTSE NAREIT Real Estate 50
Assets:
Common Stocks	$103,494,016	$—	$—	$103,494,016
Money Market Funds	9,439,366	—	—	9,439,366

	$112,933,382	$—	$—	$112,933,382

FTSE NAREIT Residential Plus Capped
Assets:
Common Stocks	$355,005,237	$—	$—	$355,005,237
Money Market Funds	54,055,731	—	—	54,055,731

	$409,060,968	$—	$—	$409,060,968

FTSE NAREIT Retail Capped
Assets:
Common Stocks	$20,581,555	$—	$—	$20,581,555
Money Market Funds	2,882,330	—	—	2,882,330

	$23,463,885	$—	$—	$23,463,885

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of April 30, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.48% based on the average daily net assets of each Fund.

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iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Index Fund	Securities Lending Agent Fees
FTSE EPRA/NAREIT Developed Asia	$2,139
FTSE EPRA/NAREIT Developed Europe	183
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	122,101
FTSE EPRA/NAREIT North America	2,324

iShares Index Fund	Securities Lending Agent Fees
FTSE NAREIT Industrial/Office Capped	$1,339
FTSE NAREIT Mortgage Plus Capped	94,977
FTSE NAREIT Real Estate 50	7,345
FTSE NAREIT Residential Plus Capped	29,792
FTSE NAREIT Retail Capped	3,268

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Index Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
FTSE NAREIT Mortgage Plus Capped
PennyMac Mortgage Investment Trust	238,071	1,138,919	(411,772)	965,218	$24,371,754	$1,558,934	$847,836

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Index Fund	Purchases	Sales
FTSE EPRA/NAREIT Developed Asia	$4,788,245	$5,833,419
FTSE EPRA/NAREIT Developed Europe	1,894,783	1,985,164
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	198,924,554	233,442,918
FTSE EPRA/NAREIT North America	2,442,134	2,479,927
FTSE NAREIT Industrial/Office Capped	1,764,652	1,593,350
FTSE NAREIT Mortgage Plus Capped	356,380,039	356,624,337
FTSE NAREIT Real Estate 50	10,601,461	9,162,722
FTSE NAREIT Residential Plus Capped	34,747,825	33,791,018
FTSE NAREIT Retail Capped	3,249,433	3,690,335

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follow:

iShares Index Fund	In-kind Purchases	In-kind Sales
FTSE EPRA/NAREIT Developed Asia	$22,768,542	$11,807,402
FTSE EPRA/NAREIT Developed Europe	2,780,234	1,370,843
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	1,166,194,762	18,607,151
FTSE EPRA/NAREIT North America	4,695,063	9,324,998
FTSE NAREIT Industrial/Office Capped	1,356,887	—
FTSE NAREIT Mortgage Plus Capped	933,273,687	104,664,105
FTSE NAREIT Real Estate 50	46,649,287	9,510,445
FTSE NAREIT Residential Plus Capped	157,915,368	19,213,029
FTSE NAREIT Retail Capped	20,334,968	14,979,613

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

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iSHARES® TRUST

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Index Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
FTSE EPRA/NAREIT Developed Asia	$667,775	$552,814	$(1,220,589)
FTSE EPRA/NAREIT Developed Europe	8,127	6,866	(14,993)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	4,656,612	3,821,837	(8,478,449)
FTSE EPRA/NAREIT North America	1,430,597	190,396	(1,620,993)
FTSE NAREIT Industrial/Office Capped	—	602	(602)
FTSE NAREIT Mortgage Plus Capped	1,270,061	8,174,769	(9,444,830)
FTSE NAREIT Real Estate 50	698,748	456,203	(1,154,951)
FTSE NAREIT Residential Plus Capped	917,958	1,752,922	(2,670,880)
FTSE NAREIT Retail Capped	2,012,674	208,924	(2,221,598)

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Index Fund	2013	2012
FTSE EPRA/NAREIT Developed Asia
Ordinary income	$1,968,469	$1,025,810

FTSE EPRA/NAREIT Developed Europe
Ordinary income	$638,535	$781,086

FTSE EPRA/NAREIT Developed Real Estate ex-U.S.
Ordinary income	$79,974,870	$14,672,973

FTSE EPRA/NAREIT North America
Ordinary income	$708,094	$450,995

FTSE NAREIT Industrial/Office Capped
Ordinary income	$214,992	$358,935
Return of capital	95,959	—

	$310,951	$358,935

FTSE NAREIT Mortgage Plus Capped
Ordinary income	$96,460,357	$27,555,448
Return of capital	—	222,591

	$96,460,357	$27,778,039

FTSE NAREIT Real Estate 50
Ordinary income	$2,458,774	$1,959,486

FTSE NAREIT Residential Plus Capped
Ordinary income	$7,747,242	$4,914,931

FTSE NAREIT Retail Capped
Ordinary income	$670,896	$309,311

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Index Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
FTSE EPRA/NAREIT Developed Asia	$1,912,599	$(4,048,883)	$4,164,154	$(285,265)	$1,742,605
FTSE EPRA/NAREIT Developed Europe	189,384	(1,665,319)	(55,128)	(105,493)	(1,636,556)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	81,014,789	(26,971,129)	293,090,016	(3,878,136)	343,255,540
FTSE EPRA/NAREIT North America	—	(887,646)	3,539,951	—	2,652,305
FTSE NAREIT Industrial/Office Capped	—	(1,247,870)	2,917,549	—	1,669,679
FTSE NAREIT Mortgage Plus Capped	—	(19,477,541)	77,163,382	—	57,685,841
FTSE NAREIT Real Estate 50	—	(2,829,746)	16,004,893	—	13,175,147
FTSE NAREIT Residential Plus Capped	—	(2,123,844)	51,306,792	(409,794)	48,773,154
FTSE NAREIT Retail Capped	—	(1,124,444)	3,211,392	—	2,086,948

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the tax classification of investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

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Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Index Fund	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
FTSE EPRA/NAREIT Developed Asia	$1,414,693	$—	$157,999	$1,651,814	$824,377	$4,048,883
FTSE EPRA/NAREIT Developed Europe	450,496	—	102,293	616,993	495,537	1,665,319
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	9,516,625	—	743,329	9,938,969	6,772,206	26,971,129
FTSE EPRA/NAREIT North America	286,121	—	25,690	385,640	190,195	887,646
FTSE NAREIT Industrial/Office Capped	5,001	5,621	10,926	1,226,322	—	1,247,870
FTSE NAREIT Mortgage Plus Capped	—	—	4,187,735	15,084,868	204,938	19,477,541
FTSE NAREIT Real Estate 50	—	—	—	2,829,746	—	2,829,746
FTSE NAREIT Residential Plus Capped	—	—	—	1,917,472	206,372	2,123,844
FTSE NAREIT Retail Capped	—	—	—	1,094,459	29,985	1,124,444

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2013, the Funds utilized their capital loss carryforwards as follows:

iShares Index Fund	Utilized
FTSE EPRA/NAREIT North America	$76,275
FTSE NAREIT Industrial/Office Capped	13,253
FTSE NAREIT Mortgage Plus Capped	2,936,425
FTSE NAREIT Real Estate 50	420,420
FTSE NAREIT Residential Plus Capped	1,224,962
FTSE NAREIT Retail Capped	158,591

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Index Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FTSE EPRA/NAREIT Developed Asia	$42,464,567	$8,303,323	$(4,135,988)	$4,167,335
FTSE EPRA/NAREIT Developed Europe	16,138,061	1,509,690	(1,566,877)	(57,187)
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	1,702,520,549	461,368,469	(168,311,954)	293,056,515
FTSE EPRA/NAREIT North America	22,470,108	3,777,702	(237,948)	3,539,754
FTSE NAREIT Industrial/Office Capped	11,389,735	3,337,083	(419,534)	2,917,549
FTSE NAREIT Mortgage Plus Capped	1,286,583,583	111,873,487	(34,710,105)	77,163,382
FTSE NAREIT Real Estate 50	96,928,489	17,505,451	(1,500,558)	16,004,893
FTSE NAREIT Residential Plus Capped	357,754,176	53,726,487	(2,419,695)	51,306,792
FTSE NAREIT Retail Capped	20,252,493	3,302,670	(91,278)	3,211,392

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

72	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, iShares FTSE EPRA/NAREIT North America Index Fund, iShares FTSE NAREIT Industrial/Office Capped Index Fund, iShares FTSE NAREIT Mortgage Plus Capped Index Fund, iShares FTSE NAREIT Real Estate 50 Index Fund, iShares FTSE NAREIT Residential Plus Capped Index Fund and iShares FTSE NAREIT Retail Capped Index Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2013, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares Index Fund	Foreign Source Income Earned	Foreign Taxes Paid
FTSE EPRA/NAREIT Developed Asia	$1,019,651	$52,131
FTSE EPRA/NAREIT Developed Europe	645,195	73,522
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	48,611,154	4,161,267

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Index Fund	Qualified Dividend Income
FTSE EPRA/NAREIT Developed Asia	$56,996
FTSE EPRA/NAREIT Developed Europe	553,990
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	18,696,314
FTSE EPRA/NAREIT North America	106,065

iShares Index Fund	Qualified Dividend Income
FTSE NAREIT Industrial/Office Capped	$13,114
FTSE NAREIT Mortgage Plus Capped	1,059,104
FTSE NAREIT Real Estate 50	30,173
FTSE NAREIT Residential Plus Capped	449
FTSE NAREIT Retail Capped	14,360

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

74	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Index Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total per Share
FTSE EPRA/NAREIT Developed Asia	$1.90919	$—	$0.18507	$2.09426	91%	—%	9%		100%
FTSE EPRA/NAREIT Developed Europe	1.23514	—	0.07200	1.30714	94	—	6		100
FTSE EPRA/NAREIT Developed Real Estate ex-U.S.	1.69055	—	0.18533	1.87588	90	—	10		100
FTSE EPRA/NAREIT North America	1.53371	—	—	1.53371	100	—	—		100
FTSE NAREIT Industrial/Office Capped	0.85101	—	0.00584	0.85685	99	—	1		100
FTSE NAREIT Mortgage Plus Capped	1.73498	—	0.00598	1.74096	100	—	0	[a]	100
FTSE NAREIT Real Estate 50	1.38920	—	0.01370	1.40290	99	—	1		100
FTSE NAREIT Residential Plus Capped	1.52396	—	0.00663	1.53059	100	—	0	[a]	100
FTSE NAREIT Retail Capped	1.09457	—	0.02581	1.12038	98	—	2		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	13	0.99%
Greater than 4.5% and Less than 5.0%	2	0.15
Greater than 4.0% and Less than 4.5%	9	0.68
Greater than 3.5% and Less than 4.0%	6	0.46
Greater than 3.0% and Less than 3.5%	17	1.29
Greater than 2.5% and Less than 3.0%	14	1.06
Greater than 2.0% and Less than 2.5%	36	2.73
Greater than 1.5% and Less than 2.0%	54	4.10
Greater than 1.0% and Less than 1.5%	135	10.24
Greater than 0.5% and Less than 1.0%	251	19.05
Between 0.5% and –0.5%	481	36.50
Less than –0.5% and Greater than –1.0%	127	9.64
Less than –1.0% and Greater than –1.5%	74	5.61
Less than –1.5% and Greater than –2.0%	39	2.96
Less than –2.0% and Greater than –2.5%	22	1.67
Less than –2.5% and Greater than –3.0%	16	1.21
Less than –3.0% and Greater than –3.5%	11	0.83
Less than –3.5% and Greater than –4.0%	2	0.15
Less than –4.0% and Greater than –4.5%	3	0.23
Less than –4.5% and Greater than –5.0%	2	0.15
Less than –5.0%	4	0.30

	1,318	100.00%

76	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	6	0.46%
Greater than 5.0% and Less than 5.5%	1	0.08
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	2	0.15
Greater than 3.5% and Less than 4.0%	3	0.23
Greater than 3.0% and Less than 3.5%	5	0.38
Greater than 2.5% and Less than 3.0%	14	1.06
Greater than 2.0% and Less than 2.5%	18	1.37
Greater than 1.5% and Less than 2.0%	31	2.35
Greater than 1.0% and Less than 1.5%	97	7.36
Greater than 0.5% and Less than 1.0%	244	18.50
Between 0.5% and –0.5%	675	51.20
Less than –0.5% and Greater than –1.0%	126	9.56
Less than –1.0% and Greater than –1.5%	48	3.64
Less than –1.5% and Greater than –2.0%	21	1.59
Less than –2.0% and Greater than –2.5%	13	0.99
Less than –2.5% and Greater than –3.0%	5	0.38
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	3	0.23
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5%	3	0.23

	1,318	100.00%

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	0.46%
Greater than 5.5% and Less than 6.0%	1	0.08
Greater than 5.0% and Less than 5.5%	3	0.23
Greater than 4.5% and Less than 5.0%	5	0.38
Greater than 4.0% and Less than 4.5%	4	0.30
Greater than 3.5% and Less than 4.0%	4	0.30
Greater than 3.0% and Less than 3.5%	12	0.91
Greater than 2.5% and Less than 3.0%	15	1.14
Greater than 2.0% and Less than 2.5%	23	1.75
Greater than 1.5% and Less than 2.0%	70	5.31
Greater than 1.0% and Less than 1.5%	126	9.56
Greater than 0.5% and Less than 1.0%	320	24.27
Between 0.5% and –0.5%	535	40.58
Less than –0.5% and Greater than –1.0%	92	6.98
Less than –1.0% and Greater than –1.5%	46	3.49
Less than –1.5% and Greater than –2.0%	23	1.75
Less than –2.0% and Greater than –2.5%	16	1.21
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	4	0.30
Less than –3.5% and Greater than –4.0%	5	0.38
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5% and Greater than –5.0%	3	0.23
Less than –5.0% and Greater than –5.5%	1	0.08
Less than –5.5%	1	0.08

	1,318	100.00%

78	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE EPRA/NAREIT North America Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	15	1.14%
Greater than 5.0% and Less than 5.5%	3	0.23
Greater than 4.5% and Less than 5.0%	6	0.46
Greater than 4.0% and Less than 4.5%	6	0.46
Greater than 3.5% and Less than 4.0%	8	0.61
Greater than 3.0% and Less than 3.5%	8	0.61
Greater than 2.5% and Less than 3.0%	18	1.37
Greater than 2.0% and Less than 2.5%	29	2.20
Greater than 1.5% and Less than 2.0%	29	2.20
Greater than 1.0% and Less than 1.5%	75	5.69
Greater than 0.5% and Less than 1.0%	179	13.57
Between 0.5% and –0.5%	794	60.23
Less than –0.5% and Greater than –1.0%	54	4.10
Less than –1.0% and Greater than –1.5%	36	2.73
Less than –1.5% and Greater than –2.0%	13	0.99
Less than –2.0% and Greater than –2.5%	13	0.99
Less than –2.5% and Greater than –3.0%	5	0.38
Less than –3.0% and Greater than –3.5%	4	0.30
Less than –3.5% and Greater than –4.0%	2	0.15
Less than –4.0% and Greater than –4.5%	4	0.30
Less than –4.5% and Greater than –5.0%	4	0.30
Less than –5.0%	13	0.99

	1,318	100.00%

iShares FTSE NAREIT Industrial/Office Capped Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	9	0.68%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	4	0.30
Greater than 1.5% and Less than 2.0%	6	0.46
Greater than 1.0% and Less than 1.5%	7	0.53
Greater than 0.5% and Less than 1.0%	25	1.90
Between 0.5% and –0.5%	1,232	93.47
Less than –0.5% and Greater than –1.0%	23	1.75
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	7	0.53

	1,318	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	5	0.38%
Greater than 2.5% and Less than 3.0%	1	0.08
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	5	0.38
Greater than 1.0% and Less than 1.5%	11	0.83
Greater than 0.5% and Less than 1.0%	27	2.05
Between 0.5% and –0.5%	1,237	93.86
Less than –0.5% and Greater than –1.0%	21	1.59
Less than –1.0% and Greater than –1.5%	4	0.30
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0%	2	0.15

	1,318	100.00%

iShares FTSE NAREIT Real Estate 50 Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	0.30%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.61
Greater than 0.5% and Less than 1.0%	20	1.52
Between 0.5% and –0.5%	1,261	95.68
Less than –0.5% and Greater than –1.0%	11	0.83
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5%	4	0.30

	1,318	100.00%

80	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares FTSE NAREIT Residential Plus Capped Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	0.61%
Greater than 2.5% and Less than 3.0%	3	0.23
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	5	0.38
Greater than 1.0% and Less than 1.5%	4	0.30
Greater than 0.5% and Less than 1.0%	31	2.35
Between 0.5% and –0.5%	1,230	93.32
Less than –0.5% and Greater than –1.0%	21	1.59
Less than –1.0% and Greater than –1.5%	5	0.38
Less than –1.5% and Greater than –2.0%	1	0.08
Less than –2.0%	8	0.61

	1,318	100.00%

iShares FTSE NAREIT Retail Capped Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	5	0.38%
Greater than 5.0% and Less than 5.5%	1	0.08
Greater than 4.5% and Less than 5.0%	2	0.15
Greater than 4.0% and Less than 4.5%	2	0.15
Greater than 3.5% and Less than 4.0%	3	0.23
Greater than 3.0% and Less than 3.5%	3	0.23
Greater than 2.5% and Less than 3.0%	3	0.23
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	8	0.61
Greater than 0.5% and Less than 1.0%	14	1.06
Between 0.5% and –0.5%	1,238	93.92
Less than –0.5% and Greater than –1.0%	18	1.36
Less than –1.0% and Greater than –1.5%	8	0.61
Less than –1.5% and Greater than –2.0%	3	0.23
Less than –2.0%	7	0.53

	1,318	100.00%

SUPPLEMENTAL INFORMATION	81

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

82	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco.	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

84	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	85

Notes:

86	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-45-0413

APRIL 30, 2013

2013 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones International Select Dividend Index Fund | IDV | NYSE Arca
➢	iShares Dow Jones Select Dividend Index Fund | DVY | NYSE Arca
➢	iShares High Dividend Equity Fund | HDV | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

MARKET OVERVIEW

Global stocks posted double-digit gains for the 12 months ended April 30, 2013 (the “reporting period”). Nearly all of the gains in the global equity markets occurred during the last half of the reporting period as a number of concerns and uncertainties that dampened stock performance during the first six months of the reporting period were alleviated or temporarily resolved during the last six months.

Global equity markets were volatile in the first half of the reporting period as uncertain outcomes in the U.S. presidential election and the “fiscal cliff” (the expiration of certain federal tax cuts and the implementation of automatic U.S. government spending reductions set to take place in early 2013) weighed on investor confidence. In addition, concerns about the lingering European sovereign debt crisis and a broad deceleration in global economic activity contributed to the volatility in global stock markets. The end result was a modest gain for global stocks over the first six months of the reporting period.

Market conditions changed during the last half of the reporting period. The U.S. presidential election in November 2012 maintained the status quo, and the fiscal cliff was temporarily resolved in early 2013. Meanwhile, global economic conditions improved as central banks around the world took more aggressive actions to stimulate economic growth. Most notably, central banks in the U.S. and U.K. increased their quantitative easing activity, while the Bank of Japan introduced quantitative easing measures for the first time. These developments contributed to a sharp rally in global equity markets over the last six months of the reporting period.

From a regional perspective, U.S. stocks gained approximately 15% for the reporting period. Promising signs of economic growth — including the lowest unemployment rate (7.5%) since December 2008, evidence of a burgeoning recovery in the housing market, and a declining inflation rate — provided a lift to the U.S. equity market. Another beneficial development was the Federal Reserve’s actions during the reporting period; the Federal Reserve implemented a third round of quantitative easing and announced that it would keep its short-term interest rate target at its current record low level until the unemployment rate falls below 6.5%.

European equity markets returned nearly 20% for the reporting period. Concerns about the ongoing bailout of Greece and recessions spreading across southern Europe put downward pressure on European stocks early in the reporting period. In September 2012, however, the European Central Bank pledged to protect the euro and support bond markets in the euro zone, and these actions helped restore confidence in the region’s financial markets. Consequently, European stocks rebounded in late 2012 and early 2013, led by markets in Belgium, Switzerland, and Spain.

Stocks in the Asia/Pacific region were the best performers, gaining more than 20% for the reporting period. Stocks in this region benefited from strong economic growth in many countries, led by Australia and New Zealand. The main exception was Japan, which continued to struggle with a long-dormant economy. However, the Bank of Japan’s new governor took meaningful steps to revive the stagnant Japanese economy by implementing aggressive quantitative easing measures in early 2013, and the country’s stock market rallied in response to these efforts.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.76%	19.47%	20.02%	19.76%	19.47%	20.02%
5 Years	1.78%	1.90%	1.80%	9.20%	9.88%	9.32%
Since Inception	(0.11)%	(0.11)%	(0.01)%	(0.62)%	(0.67)%	(0.04)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/07. The first day of secondary market trading was 6/15/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,133.40	$2.64	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

The iShares Dow Jones International Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend IndexSM (the “Index”). The Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones Developed Markets ex-U.S. Index, which measures the performance of stocks that trade in developed markets, excluding the United States. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 19.76%, net of fees, while the total return for the Index was 20.02%.

As represented by the Index, international dividend-paying stocks advanced by 20% for the reporting period and outperformed the broad international equity indices. Dividend-paying stocks generally tracked the pattern of the broad international equity markets during the reporting period — they declined early in the reporting period amid economic, fiscal, and political uncertainty, and then rebounded over the last six months as global economic conditions improved. The outperformance of dividend-paying stocks versus the broad international stock indices resulted primarily from continued investor demand for higher-yielding investments in a low interest rate environment. As of April 30, 2013, the average dividend yield of the constituents in the Index was 6.02%, notably higher than the dividend yields of any of the broad international stock indices.

From a sector perspective, financial stocks (the Index’s largest sector weighting, comprising approximately 20% of the Index as of April 30, 2013) generated the best returns, gaining approximately 40% for the reporting period. The consumer staples and information technology sectors within the Index were also strong performers for the reporting period. The only two sectors in the Index to post single-digit gains for the reporting period were telecommunication services and industrials.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Financial	20.61%
Communications	14.55
Energy	13.57
Industrial	13.28
Utilities	12.74
Consumer Cyclical	7.46
Consumer Non-Cyclical	7.33
Technology	5.86
Basic Materials	2.35
Diversified	1.03
Short-Term and Other Net Assets	1.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Commonwealth Bank of Australia (Australia)	4.41%
Neopost SA (France)	3.86
British American Tobacco PLC (United Kingdom)	3.13
Eni SpA (Italy)	2.92
National Australia Bank Ltd. (Australia)	2.75
Royal Dutch Shell PLC Class A (United Kingdom)	2.44
Westpac Banking Corp. (Australia)	2.38
OPAP SA (Greece)	2.31
Wesfarmers Ltd. (Australia)	2.20
Australia and New Zealand Banking Group Ltd. (Australia)	2.05

TOTAL	28.45%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.83%	19.85%	20.15%	19.83%	19.85%	20.15%
5 Years	6.11%	6.12%	6.89%	34.52%	34.60%	39.52%
Since Inception	6.60%	6.60%	7.26%	83.45%	83.45%	94.45%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/3/03. The first day of secondary market trading was 11/7/03.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,152.20	$2.13	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

The iShares Dow Jones Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend IndexSM (the “Index”). The Index measures the performance of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (REITs)) in the Dow Jones U.S. IndexSM. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 19.83%, net of fees, while the total return for the Index was 20.15%.

As represented by the Index, dividend-paying stocks posted robust gains for the reporting period and outperformed the broad U.S. stock market indices. Dividend-paying stocks generally tracked the pattern of the broad U.S. equity market during the reporting period — they declined early in the reporting period as economic conditions weakened, then rebounded over the last six months amid signs of improving economic growth. The outperformance of dividend-paying stocks compared with the overall market for the reporting period resulted primarily from continued investor demand for higher-yielding investments in a low interest rate environment. As of April 30, 2013, the average dividend yield of the constituents in the Index was 3.59%, while the dividend yield of the broad S&P 500 was 2.17%.

Every sector in the Index produced double-digit gains for the reporting period. The health care sector generated the best returns, gaining nearly 30% for the reporting period as health care companies benefited from steady demand in an up-and-down economic environment. The utilities (the largest sector weighting, comprising approximately 30% of the Index as of April 30, 2013) and industrial sectors within the Index also posted returns of more than 20% for the reporting period. The weaker-performing sectors in the Index included telecommunication services, financials, and materials.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Utilities	31.72%
Consumer Non-Cyclical	20.98
Industrial	13.89
Financial	10.13
Consumer Cyclical	7.34
Basic Materials	5.69
Energy	4.50
Communications	3.50
Technology	2.11
Short-Term and Other Net Assets	0.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

Lorillard Inc.	3.59%
Lockheed Martin Corp.	2.74
Chevron Corp.	2.18
Entergy Corp.	2.02
Kimberly-Clark Corp.	1.92
McDonald’s Corp.	1.91
Integrys Energy Group Inc.	1.70
DTE Energy Co.	1.60
Clorox Co. (The)	1.58
Watsco Inc.	1.56

TOTAL	20.80%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® HIGH DIVIDEND EQUITY FUND

Performance as of April 30, 2013

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.49%	22.49%	23.01%	22.49%	22.49%	23.01%
Since Inception	19.36%	19.36%	19.93%	44.77%	44.77%	46.18%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Beginning Account Value (11/1/12)	Ending Account Value (4/30/13)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.30	$2.14	$1,000.00	$1,022.80	$2.01	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

The iShares High Dividend Equity Fund (the “Fund”) seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Index measures the performance of a selected group of U.S. equity securities in the Morningstar U.S. Market Index that have provided relatively high dividend yields on a consistent basis and have been screened for superior company quality and financial health as determined by Morningstar’s proprietary index methodology. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2013, the total return for the Fund was 22.49%, net of fees, while the total return for the Index was 23.01%.

As represented by the Index, high dividend yielding stocks posted gains of more than 20% for the reporting period and outperformed the broad U.S. stock market indices. High-dividend yielding stocks generally tracked the pattern of the broad U.S. equity market during the reporting period — they declined early in the reporting period as economic conditions weakened, then rebounded over the last six months amid signs of improving economic growth. The outperformance of high-dividend yielding stocks compared with the overall market for the reporting period resulted primarily from continued investor demand for higher-yielding investments in a low interest rate environment. As of April 30, 2013, the Index’s dividend yield of more than 4% was nearly twice that of the broad S&P 500.

From a sector perspective, the two largest sector weightings in the Index were health care and telecommunication services, which together comprised approximately 40% of the Index. Both sectors were among the best-performing sectors in the stock market for the reporting period. The utilities and consumer goods sectors also fared well during the reporting period.

PORTFOLIO ALLOCATION

As of 4/30/13

Sector*	Percentage of Net Assets

Consumer Non-Cyclical	36.75%
Communications	17.24
Utilities	14.09
Technology	13.20
Energy	7.63
Consumer Cyclical	3.90
Industrial	3.04
Basic Materials	2.23
Financial	1.51
Short-Term and Other Net Assets	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/13

Security	Percentage of Net Assets

AT&T Inc.	9.55%
Microsoft Corp.	7.66
Johnson & Johnson	7.02
Chevron Corp.	6.76
Pfizer Inc.	6.66
Verizon Communications Inc.	6.28
Philip Morris International Inc.	5.48
Merck & Co. Inc.	4.74
Intel Corp.	4.60
Altria Group Inc.	3.60

TOTAL	62.35%

*	Sector classifications used to describe the Fund’s portfolio allocation may differ from sector classifications used to describe the Fund’s corresponding index in management’s commentary. As a result, sector allocation percentages for the Fund may differ from those referenced for the Index in the commentary.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance (Unaudited)

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2012 and held through April 30, 2013, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 97.53%

AUSTRALIA — 21.85%
Amcor Ltd.	1,037,309	$10,649,337
APA Group	1,367,217	9,239,247
Australia and New Zealand Banking Group Ltd.	1,276,497	42,190,144
Bradken Ltd.	1,806,644	9,639,486
Commonwealth Bank of Australia	1,189,964	90,728,509
David Jones Ltd.	1,566,715	4,846,458
Metcash Ltd.	1,905,695	8,090,863
Monadelphous Group Ltd.	1,228,792	26,697,203
Myer Holdings Ltd.	2,030,476	6,765,829
National Australia Bank Ltd.	1,603,368	56,588,774
Orica Ltd.	993,083	23,555,369
SP AusNet	1,680,115	2,188,774
Stockland Corp. Ltd.	1,538,408	6,180,173
Suncorp Group Ltd.	868,386	11,700,533
Sydney Airport	1,380,825	4,959,443
Tatts Group Ltd.	1,782,132	6,049,309
Telstra Corp. Ltd.	1,582,591	8,181,185
UGL Ltd.	1,429,784	14,930,920
Wesfarmers Ltd.	1,006,691	45,321,446
Westfield Group	1,036,175	12,530,754
Westpac Banking Corp.	1,396,666	49,003,535

		450,037,291
AUSTRIA — 2.69%
Oesterreichische Post AG	640,495	28,415,028
OMV AG	454,516	21,377,673
Telekom Austria AG	818,814	5,620,005

		55,412,706
BELGIUM — 0.92%
Belgacom SA	822,240	18,970,725

		18,970,725
CANADA — 4.55%
Bank of Montreal	346,026	21,738,214
Crescent Point Energy Corp.	519,610	19,878,305
Emera Inc.	307,198	11,269,679
Manitoba Telecom Services Inc.	359,730	11,680,451
Russel Metals Inc.	368,866	9,993,139
TELUS Corp.	533,920	19,242,034

		93,801,822
FINLAND — 4.09%
Fortum OYJ	953,393	17,735,615
Konecranes OYJ	540,166	19,612,749

Security	Shares	Value

Metso OYJ	775,418	$31,885,889
Stora Enso OYJ Class R	768,566	5,345,039
UPM-Kymmene OYJ	917,026	9,599,518

		84,178,810
FRANCE — 11.77%
Bouygues SA	885,050	24,725,555
France Telecom SA	1,874,022	20,072,057
GDF Suez	1,159,130	24,909,616
Lagardere SCA	617,822	22,986,225
Neopost SA	1,207,094	79,484,123
Societe Television Francaise 1	721,744	7,643,781
Total SA	698,904	35,263,325
Veolia Environnement	912,458	12,589,236
Vivendi SA	650,940	14,761,031

		242,434,949
GERMANY — 2.38%
Deutsche Telekom AG Registered	835,944	9,899,141
RWE AG	648,656	23,376,570
Wincor Nixdorf AG	300,424	15,827,320

		49,103,031
GREECE — 4.52%
Hellenic Petroleum SAa	2,325,392	25,752,698
Motor Oil (Hellas) Corinth Refineries SA	1,793,744	19,817,632
OPAP SA	4,816,640	47,563,443

		93,133,773
HONG KONG — 2.11%
CLP Holdings Ltd.	1,112,500	9,805,299
Television Broadcasts Ltd.	1,209,500	9,109,511
VTech Holdings Ltd.	1,923,500	24,537,600

		43,452,410
ITALY — 5.01%
Enel SpA	3,550,478	13,743,272
Eni SpA	2,513,542	60,179,596
Snam SpA	2,899,955	14,276,208
Telecom Italia SpA	2,027,050	1,717,058
Terna SpA	2,814,905	13,189,503

		103,105,637
JAPAN — 1.27%
Eisai Co. Ltd.	250,400	11,426,219
Ono Pharmaceutical Co. Ltd.	222,500	14,664,306

		26,090,525

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value

NETHERLANDS — 1.44%
CSM NV CVA	1,323,578	$29,647,645
Koninklijke KPN NV	42,254	88,185

		29,735,830
NEW ZEALAND — 2.57%
Fletcher Building Ltd.	3,707,148	28,112,763
Telecom Corp. of New Zealand Ltd.	11,124,846	24,860,684

		52,973,447
NORWAY — 1.83%
Fred Olsen Energy ASA	297,022	12,949,778
Seadrill Ltd.	643,897	24,684,182

		37,633,960
PORTUGAL — 1.50%
Energias de Portugal SA	8,949,302	30,794,769

		30,794,769
SINGAPORE — 2.16%
Keppel Corp. Ltd.	2,454,000	21,339,130
Keppel Land Ltd.	2,944,000	9,704,575
Keppel REIT Management Ltd.	488,400	598,777
StarHub Ltd.	3,359,000	12,899,826

		44,542,308
SPAIN — 3.78%
Gas Natural SDG SA	1,337,733	28,042,314
Indra Sistemas SAa	1,869,454	25,164,471
Mapfre SA	1,354,412	4,973,055
Telefonica SA	1,332,714	19,573,542

		77,753,382
SWEDEN — 4.90%
Hennes & Mauritz AB Class B	941,008	33,333,560
NCC AB Class B	1,612,504	38,237,854
Peab AB	1,429,544	8,012,151
Securitas AB Class B	1,181,970	11,594,833
TeliaSonera AB	1,404,660	9,675,937

		100,854,335
SWITZERLAND — 2.00%
Swisscom AG Registered	50,987	24,029,397
Zurich Insurance Group AGb	61,193	17,100,708

		41,130,105
UNITED KINGDOM — 16.19%
Aviva PLC	2,015,630	9,571,378
BAE Systems PLC	1,587,127	9,275,623
British American Tobacco PLC	1,160,872	64,429,852

Security	Shares	Value

Cable & Wireless Communications PLC	4,067,631	$2,676,690
Carillion PLC	1,578,055	6,587,223
Catlin Group Ltd.	1,698,259	13,889,868
Close Brothers Group PLC	1,410,266	22,805,418
Dairy Crest Group PLC	1,554,284	11,120,552
FirstGroup PLC	3,593,874	11,807,897
Halfords Group PLC	1,828,626	9,813,267
HSBC Holdings PLC	1,148,398	12,574,131
National Grid PLC	1,616,611	20,619,396
Provident Financial PLC	1,523,666	38,630,677
Royal Dutch Shell PLC Class A	1,478,306	50,352,389
RSA Insurance Group PLC	2,236,737	3,874,642
SSE PLC	1,637,023	39,670,242
Vodafone Group PLC	1,839,762	5,618,005

		333,317,250

TOTAL COMMON STOCKS
(Cost: $1,787,149,927)		2,008,457,065

PREFERRED STOCKS — 0.95%

GERMANY — 0.95%
ProSiebenSat.1 Media AG	510,128	19,557,838

		19,557,838

TOTAL PREFERRED STOCKS
(Cost: $11,881,168)		19,557,838

RIGHTS — 0.30%

NETHERLANDS — 0.30%
Koninklijke KPN NVb	4,541,728	6,107,571

		6,107,571

TOTAL RIGHTS
(Cost: $11,558,232)		6,107,571

SHORT-TERM INVESTMENTS — 0.42%

MONEY MARKET FUNDS — 0.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	7,882,257	7,882,257
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[c,d,e]	547,743	547,743

14	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[c,d]	346,940	$346,940

		8,776,940

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,776,940)		8,776,940

TOTAL INVESTMENTS IN SECURITIES — 99.20%
(Cost: $1,819,366,267)		2,042,899,414
Other Assets, Less Liabilities — 0.80%		16,471,112

NET ASSETS — 100.00%		$2,059,370,526

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.86%

AEROSPACE & DEFENSE — 5.27%
General Dynamics Corp.	2,002,620	$148,113,775
Lockheed Martin Corp.	3,433,952	340,270,304
Northrop Grumman Corp.	2,197,990	166,475,762

		654,859,841
AGRICULTURE — 5.92%
Altria Group Inc.	3,568,819	130,297,582
Lorillard Inc.	10,412,605	446,596,628
Universal Corp.[a]	2,756,480	158,635,424

		735,529,634
BANKS — 3.69%
Bank of Hawaii Corp.[a]	2,896,488	138,133,513
BB&T Corp.	1,930,710	59,407,947
F.N.B. Corp.	3,469,592	39,518,653
FirstMerit Corp.	3,321,640	56,899,693
Trustmark Corp.	2,983,281	73,239,549
United Bankshares Inc.	1,717,426	43,468,052
Valley National Bancorp	5,325,551	47,876,703

		458,544,110
BEVERAGES — 0.62%
Coca-Cola Co. (The)	1,814,127	76,791,996

		76,791,996
BIOTECHNOLOGY — 0.34%
PDL BioPharma Inc.	5,505,621	42,613,507

		42,613,507
CHEMICALS — 3.92%
International Flavors & Fragrances Inc.	1,386,716	107,040,608
Olin Corp.	2,547,493	61,572,906
PPG Industries Inc.	1,247,027	183,487,553
RPM International Inc.	2,132,503	69,093,097
Sensient Technologies Corp.	1,692,200	66,588,070

		487,782,234
COMMERCIAL SERVICES — 2.03%
Deluxe Corp.	2,264,424	86,365,131
McGraw-Hill Companies Inc. (The)	1,292,769	69,951,731
R.R. Donnelley & Sons Co.[b]	7,758,294	95,504,599

		251,821,461
COMPUTERS — 1.08%
Seagate Technology PLC	3,648,200	133,888,940

		133,888,940

Security	Shares	Value

DISTRIBUTION & WHOLESALE — 2.85%
Genuine Parts Co.	2,112,428	$161,241,629
Watsco Inc.[a]	2,292,514	193,442,332

		354,683,961
DIVERSIFIED FINANCIAL SERVICES — 1.09%
NYSE Euronext Inc.	3,488,009	135,369,629

		135,369,629
ELECTRIC — 26.90%
Alliant Energy Corp.	2,749,258	147,112,796
American Electric Power Co. Inc.	2,898,442	149,066,872
Avista Corp.[a]	3,314,531	92,972,594
Black Hills Corp.[a]	2,810,252	131,772,716
Cleco Corp.	2,300,423	113,916,947
CMS Energy Corp.	2,536,869	75,953,858
Dominion Resources Inc.	2,750,237	169,634,618
DTE Energy Co.	2,725,980	198,669,422
Edison International	1,907,257	102,610,427
Entergy Corp.	3,517,421	250,545,898
Exelon Corp.	4,780,742	179,325,632
FirstEnergy Corp.	3,636,050	169,439,930
Integrys Energy Group Inc.	3,437,811	211,631,645
NextEra Energy Inc.	2,276,095	186,708,073
Northeast Utilities	2,310,918	104,753,913
OGE Energy Corp.	1,979,057	143,343,098
PG&E Corp.	3,007,523	145,684,414
Pinnacle West Capital Corp.	2,871,083	174,848,955
PPL Corp.	3,277,284	109,395,740
Public Service Enterprise Group Inc.	3,186,154	116,645,098
SCANA Corp.	2,921,020	158,319,284
TECO Energy Inc.	3,610,159	69,062,342
UNS Energy Corp.[a]	2,781,478	141,744,119

		3,343,158,391
ELECTRICAL COMPONENTS & EQUIPMENT — 2.07%
Emerson Electric Co.	2,119,353	117,645,285
Hubbell Inc. Class B	1,454,159	139,541,098

		257,186,383
ELECTRONICS — 1.86%
Garmin Ltd.	2,937,156	103,035,433
Honeywell International Inc.	1,750,517	128,733,020

		231,768,453
ENTERTAINMENT — 0.52%
Cinemark Holdings Inc.	2,100,696	64,890,499

		64,890,499

16	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value

ENVIRONMENTAL CONTROL — 1.53%
Republic Services Inc.	2,150,642	$73,293,879
Waste Management Inc.	2,854,663	116,984,090

		190,277,969
FOOD — 3.25%
General Mills Inc.	2,137,348	107,765,086
H.J. Heinz Co.	2,344,411	169,782,245
Mondelez International Inc. Class A	1,353,888	42,579,778
Sysco Corp.	2,400,733	83,689,552

		403,816,661
FOREST PRODUCTS & PAPER — 0.61%
MeadWestvaco Corp.	2,189,276	75,486,236

		75,486,236
GAS — 4.82%
AGL Resources Inc.	3,151,540	138,195,029
CenterPoint Energy Inc.	2,671,383	65,929,733
New Jersey Resources Corp.[a]	2,743,026	129,470,827
NiSource Inc.	2,632,892	80,908,771
Sempra Energy	2,227,107	184,515,815

		599,020,175
HOUSEHOLD PRODUCTS & WARES — 5.15%
Avery Dennison Corp.	2,128,294	88,217,786
Clorox Co. (The)	2,278,871	196,552,624
Kimberly-Clark Corp.	2,318,499	239,245,912
Tupperware Brands Corp.	1,447,613	116,243,324

		640,259,646
INSURANCE — 3.97%
Allstate Corp. (The)	1,477,962	72,804,408
Arthur J. Gallagher & Co.	2,637,845	111,976,520
Cincinnati Financial Corp.	2,795,965	136,750,648
Mercury General Corp.[a]	3,763,869	172,046,452

		493,578,028
IRON & STEEL — 1.16%
Cliffs Natural Resources Inc.	5,188,303	110,718,386
Commercial Metals Co.	2,306,323	33,718,442

		144,436,828
MACHINERY — 0.29%
Briggs & Stratton Corp.	1,591,671	35,796,681

		35,796,681
MANUFACTURING — 2.09%
Eaton Corp. PLC	1,943,350	119,341,124
General Electric Co.	2,104,184	46,902,261

Security	Shares	Value

Leggett & Platt Inc.	2,922,497	$94,221,303

		260,464,688
MEDIA — 0.94%
Meredith Corp.[a]	3,012,768	116,955,654

		116,955,654
OFFICE & BUSINESS EQUIPMENT — 1.03%
Pitney Bowes Inc.[b]	9,383,809	128,276,669

		128,276,669
OIL & GAS — 3.66%
Chevron Corp.	2,221,106	270,997,143
ConocoPhillips	3,046,298	184,148,714

		455,145,857
PACKAGING & CONTAINERS — 0.78%
Sonoco Products Co.	2,765,352	96,897,934

		96,897,934
PHARMACEUTICALS — 3.67%
Bristol-Myers Squibb Co.	2,892,825	114,903,009
Eli Lilly and Co.	2,721,054	150,691,970
Merck & Co. Inc.	2,629,546	123,588,662
Pfizer Inc.	2,325,995	67,616,675

		456,800,316
PIPELINES — 0.84%
ONEOK Inc.	2,025,132	104,010,780

		104,010,780
RETAIL — 3.13%
Darden Restaurants Inc.	2,934,533	151,509,939
McDonald’s Corp.	2,322,400	237,209,936

		388,719,875
SAVINGS & LOANS — 1.38%
First Niagara Financial Group Inc.	2,929,885	27,863,206
Hudson City Bancorp Inc.	2,877,669	23,913,429
New York Community Bancorp Inc.	5,313,510	71,998,061
People’s United Financial Inc.	3,651,455	48,053,148

		171,827,844
TELECOMMUNICATIONS — 2.56%
AT&T Inc.	3,504,276	131,270,179
CenturyLink Inc.	4,982,727	187,201,053

		318,471,232

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

April 30, 2013

Security	Shares	Value
TOYS, GAMES & HOBBIES — 0.84%
Mattel Inc.	2,279,195	$104,068,044

		104,068,044

TOTAL COMMON STOCKS
(Cost: $10,070,594,626)		12,413,200,156

SHORT-TERM INVESTMENTS — 0.84%

MONEY MARKET FUNDS — 0.84%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[a,c,d]	91,593,880	91,593,880
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[a,c,d]	6,364,916	6,364,916
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[a,c]	5,863,497	5,863,497

		103,822,293

TOTAL SHORT-TERM INVESTMENTS
(Cost: $103,822,293)		103,822,293

TOTAL INVESTMENTS IN SECURITIES — 100.70%
(Cost: $10,174,416,919)		12,517,022,449
Other Assets, Less Liabilities — (0.70)%		(87,007,583)

NET ASSETS — 100.00%		$12,430,014,866

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 5.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of April 30, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
180	E-mini S&P 500 (Jun. 2013)	Chicago Mercantile	$14,329,800	$523,775

See notes to financial statements.

18	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2013

Security	Shares	Value

COMMON STOCKS — 99.59%

AEROSPACE & DEFENSE — 2.04%
Lockheed Martin Corp.	474,386	$47,006,909
Raytheon Co.	405,927	24,915,799

		71,922,708
AGRICULTURE — 9.90%
Altria Group Inc.	3,468,752	126,644,136
Philip Morris International Inc.	2,018,082	192,908,458
Reynolds American Inc.	606,513	28,760,846

		348,313,440
BANKS — 0.50%
FirstMerit Corp.	202,356	3,466,358
National Penn Bancshares Inc.	234,077	2,291,614
Park National Corp.	36,084	2,467,424
Trustmark Corp.	120,177	2,950,345
Valley National Bancorp	495,171	4,451,587
Westamerica Bancorp	47,909	2,078,772

		17,706,100
BEVERAGES — 0.32%
Dr Pepper Snapple Group Inc.	233,126	11,383,543

		11,383,543
CHEMICALS — 1.73%
E.I. du Pont de Nemours and Co.	1,118,214	60,953,845

		60,953,845
COMMERCIAL SERVICES — 0.46%
Paychex Inc.	444,545	16,185,884

		16,185,884
DIVERSIFIED FINANCIAL SERVICES — 0.46%
Federated Investors Inc. Class B	157,331	3,612,320
Greenhill & Co. Inc.[a]	39,638	1,830,879
NYSE Euronext Inc.	276,714	10,739,270

		16,182,469
ELECTRIC — 13.79%
Alliant Energy Corp.	162,826	8,712,819
Ameren Corp.	400,983	14,535,634
American Electric Power Co. Inc.	661,869	34,039,923
CH Energy Group Inc.	29,098	1,890,497
CMS Energy Corp.	364,336	10,908,220
Consolidated Edison Inc.	425,989	27,114,200
Dominion Resources Inc.	782,605	48,271,076
DTE Energy Co.	231,890	16,900,143
Duke Energy Corp.	1,048,794	78,869,309
NextEra Energy Inc.	522,253	42,840,413

Security	Shares	Value

NV Energy Inc.	303,589	$6,566,630
Pepco Holdings Inc.	442,432	9,998,963
Pinnacle West Capital Corp.	156,888	9,554,479
Portland General Electric Co.	117,124	3,777,249
PPL Corp.	943,781	31,503,410
Public Service Enterprise Group Inc.	757,395	27,728,231
SCANA Corp.	195,753	10,609,813
Southern Co. (The)	1,274,456	61,467,013
Westar Energy Inc.	201,337	7,038,741
Wisconsin Energy Corp.	276,153	12,410,316
Xcel Energy Inc.	636,748	20,242,219

		484,979,298
ELECTRICAL COMPONENTS & EQUIPMENT — 0.14%
Molex Inc.	172,665	4,760,374

		4,760,374
ENVIRONMENTAL CONTROL — 0.68%
Waste Management Inc.	587,125	24,060,383

		24,060,383
FOOD — 1.80%
ConAgra Foods Inc.	427,810	15,131,640
H.J. Heinz Co.	331,333	23,995,136
Sysco Corp.	694,626	24,214,662

		63,341,438
FOREST PRODUCTS & PAPER — 0.06%
Schweitzer-Mauduit International Inc.	54,398	2,191,695

		2,191,695
GAS — 0.30%
Questar Corp.	201,346	5,112,175
Vectren Corp.	139,824	5,251,789

		10,363,964
HEALTH CARE — PRODUCTS — 0.05%
Meridian Bioscience Inc.	86,155	1,748,085

		1,748,085
HOUSEHOLD PRODUCTS & WARES — 1.62%
Clorox Co. (The)	148,529	12,810,626
Kimberly-Clark Corp.	427,872	44,152,112

		56,962,738
INSURANCE — 0.26%
American National Insurance Co.	18,779	1,765,789
Arthur J. Gallagher & Co.	173,788	7,377,301

		9,143,090

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® HIGH DIVIDEND EQUITY FUND

April 30, 2013

Security	Shares	Value

IRON & STEEL — 0.44%
Nucor Corp.	350,662	$15,295,877

		15,295,877
MANUFACTURING — 0.18%
Leggett & Platt Inc.	199,893	6,444,550

		6,444,550
OIL & GAS — 6.76%
Chevron Corp.	1,949,578	237,868,012

		237,868,012
PHARMACEUTICALS — 22.60%
Bristol-Myers Squibb Co.	2,043,758	81,178,068
Eli Lilly and Co.	1,186,719	65,720,498
Johnson & Johnson	2,898,403	247,030,888
Merck & Co. Inc.	3,548,990	166,802,530
Pfizer Inc.	8,065,295	234,458,125

		795,190,109
PIPELINES — 0.87%
Spectra Energy Corp.	969,837	30,578,961

		30,578,961
RETAIL — 3.14%
McDonald’s Corp.	1,082,301	110,546,224

		110,546,224
SAVINGS & LOANS — 0.29%
Northwest Bancshares Inc.	186,018	2,278,720
People’s United Financial Inc.	602,091	7,923,518

		10,202,238
SEMICONDUCTORS — 5.43%
Intel Corp.	6,750,897	161,683,983
KLA-Tencor Corp.	175,294	9,509,699
Maxim Integrated Products Inc.	317,916	9,833,142
Microchip Technology Inc.	270,706	9,859,113

		190,885,937
SOFTWARE — 7.77%
Broadridge Financial Solutions Inc.	159,329	4,011,904
Microsoft Corp.	8,142,375	269,512,613

		273,524,517
TELECOMMUNICATIONS — 17.24%
AT&T Inc.	8,964,200	335,798,932
CenturyLink Inc.	1,325,544	49,800,688
Verizon Communications Inc.	4,099,253	220,990,729

		606,590,349
TOYS, GAMES & HOBBIES — 0.76%
Hasbro Inc.[a]	152,151	7,207,393

Security	Shares	Value

Mattel Inc.	425,639	$19,434,677

		26,642,070

TOTAL COMMON STOCKS
(Cost: $3,091,828,586)		3,503,967,898

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	450,635	450,635
BlackRock Cash Funds: Prime, SL Agency Shares
0.16%[b,c,d]	31,315	31,315
BlackRock Cash Funds: Treasury, SL Agency Shares
0.01%[b,c]	8,626,236	8,626,236

		9,108,186

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,108,186)		9,108,186

TOTAL INVESTMENTS IN SECURITIES — 99.85%
(Cost: $3,100,936,772)		3,513,076,084
Other Assets, Less Liabilities — 0.15%		5,236,410

NET ASSETS — 100.00%		$3,518,312,494

[a]	All or a portion of this security represents a security on loan. See Note 5.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 5.

Financial futures contracts purchased as of April 30, 2013 were as follows:

Number of Contracts	Issue (Expiration)	Exchange	Notional Value	Net Unrealized Appreciation (Depreciation)
181	E-mini S&P 500 (Jun. 2013)	Chicago Mercantile	$14,409,410	$316,332

See notes to financial statements.

20	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2013

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund

ASSETS
Investments, at cost:
Unaffiliated	$1,810,589,327	$9,002,762,105	$3,091,828,586
Affiliated (Note 2)	8,776,940	1,171,654,814	9,108,186

Total cost of investments	$1,819,366,267	$10,174,416,919	$3,100,936,772

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,034,122,474	$11,138,026,525	$3,503,967,898
Affiliated (Note 2)	8,776,940	1,378,995,924	9,108,186

Total fair value of investments	2,042,899,414	12,517,022,449	3,513,076,084
Foreign currency, at value[b]	4,709,459	—	—
Cash pledged to broker	—	5,424,000	634,000
Receivables:
Investment securities sold	13,608,731	—	20,069,368
Dividends and interest	9,248,895	16,233,881	6,797,683
Capital shares sold	834,917	184,464	103,515
Futures variation margin	—	46,302	36,200

Total Assets	2,071,301,416	12,538,911,096	3,540,716,850

LIABILITIES
Payables:
Investment securities purchased	2,704,338	7,043,790	20,894,510
Collateral for securities on loan (Note 5)	8,430,000	97,958,796	481,950
Investment advisory fees (Note 2)	796,552	3,893,644	1,027,896

Total Liabilities	11,930,890	108,896,230	22,404,356

NET ASSETS	$2,059,370,526	$12,430,014,866	$3,518,312,494

Net assets consist of:
Paid-in capital	$1,906,560,994	$12,575,193,523	$3,125,538,861
Undistributed net investment income	10,631,576	14,339,055	4,101,925
Accumulated net realized loss	(81,646,799)	(2,502,647,017)	(23,783,936)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	223,824,755	2,343,129,305	412,455,644

NET ASSETS	$2,059,370,526	$12,430,014,866	$3,518,312,494

Shares outstanding[c]	57,100,000	189,850,000	51,300,000

Net asset value per share	$36.07	$65.47	$68.58

[a]	Securities on loan with values of $8,229,454, $93,653,340 and $468,291, respectively. See Note 5.
[b]	Cost of foreign currency: $4,667,050, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2013

	iShares Dow Jones International Select Dividend Index Fund	iShares Dow Jones Select Dividend Index Fund	iShares High Dividend Equity Fund

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$74,568,166	$388,632,029	$83,233,152
Dividends — affiliated (Note 2)	—	53,463,872	—
Interest — unaffiliated	859	2,661	—
Interest — affiliated (Note 2)	1,276	20,540	2,036
Securities lending income — affiliated (Note 2)	88,694	6,158,109	107,528

Total investment income	74,658,995	448,277,211	83,342,716

EXPENSES
Investment advisory fees (Note 2)	6,542,578	43,282,585	8,666,608

Total expenses	6,542,578	43,282,585	8,666,608

Net investment income	68,116,417	404,994,626	74,676,108

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,442,492)	119,089,407	(22,802,180)
Investments — affiliated (Note 2)	—	5,302,871	—
In-kind redemptions — unaffiliated	1,690,985	356,874,984	121,066,586
In-kind redemptions — affiliated (Note 2)	—	29,501,040	—
Futures contracts	—	7,223,363	(4,171)
Foreign currency transactions	(123,611)	—	—

Net realized gain (loss)	(17,875,118)	517,991,665	98,260,235

Net change in unrealized appreciation/depreciation on:
Investments	215,198,344	1,091,237,937	309,822,532
Futures contracts	—	523,775	316,332
Translation of assets and liabilities in foreign currencies	234,253	—	—

Net change in unrealized appreciation/depreciation	215,432,597	1,091,761,712	310,138,864

Net realized and unrealized gain	197,557,479	1,609,753,377	408,399,099

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$265,673,896	$2,014,748,003	$483,075,207

[a]	Net of foreign withholding tax of $7,676,045, $ — and $ —, respectively.

See notes to financial statements.

22	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones International Select Dividend Index Fund		iShares Dow Jones Select Dividend Index Fund
	Year ended April 30, 2013	Year ended April 30, 2012	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$68,116,417	$34,287,203	$404,994,626	$298,260,396
Net realized gain (loss)	(17,875,118)	(36,135,850)	517,991,665	276,420,464
Net change in unrealized appreciation/depreciation	215,432,597	(58,047,693)	1,091,761,712	428,034,432

Net increase (decrease) in net assets resulting from operations	265,673,896	(59,896,340)	2,014,748,003	1,002,715,292

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(61,528,187)	(31,972,263)	(404,894,041)	(292,320,901)

Total distributions to shareholders	(61,528,187)	(31,972,263)	(404,894,041)	(292,320,901)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	923,607,076	518,255,022	2,065,378,803	4,905,207,289
Cost of shares redeemed	(13,876,653)	(4,398,403)	(1,541,744,541)	(1,521,296,412)

Net increase in net assets from capital share transactions	909,730,423	513,856,619	523,634,262	3,383,910,877

INCREASE IN NET ASSETS	1,113,876,132	421,988,016	2,133,488,224	4,094,305,268

NET ASSETS
Beginning of year	945,494,394	523,506,378	10,296,526,642	6,202,221,374

End of year	$2,059,370,526	$945,494,394	$12,430,014,866	$10,296,526,642

Undistributed net investment income included in net assets at end of year	$10,631,576	$3,939,364	$14,339,055	$14,238,470

SHARES ISSUED AND REDEEMED
Shares sold	27,800,000	16,150,000	35,200,000	95,150,000
Shares redeemed	(500,000)	(150,000)	(26,950,000)	(29,150,000)

Net increase in shares outstanding	27,300,000	16,000,000	8,250,000	66,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares High Dividend Equity Fund
	Year ended April 30, 2013	Year ended April 30, 2012

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$74,676,108	$23,363,754
Net realized gain	98,260,235	13,411,977
Net change in unrealized appreciation/depreciation	310,138,864	101,537,546

Net increase in net assets resulting from operations	483,075,207	138,313,277

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(73,682,512)	(20,303,286)

Total distributions to shareholders	(73,682,512)	(20,303,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,558,131,484	1,441,063,124
Cost of shares redeemed	(895,137,790)	(136,944,792)

Net increase in net assets from capital share transactions	1,662,993,694	1,304,118,332

INCREASE IN NET ASSETS	2,072,386,389	1,422,128,323

NET ASSETS
Beginning of year	1,445,926,105	23,797,782

End of year	$3,518,312,494	$1,445,926,105

Undistributed net investment income included in net assets at end of year	$4,101,925	$3,108,329

SHARES ISSUED AND REDEEMED
Shares sold	41,000,000	26,950,000
Shares redeemed	(14,650,000)	(2,450,000)

Net increase in shares outstanding	26,350,000	24,500,000

See notes to financial statements.

24	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones International Select Dividend Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$31.73	$37.94	$31.27	$21.24	$42.81

Income from investment operations:
Net investment income[a]	1.70	1.61	1.29	1.18	1.42
Net realized and unrealized gain (loss)[b]	4.29	(6.19)	6.71	10.06	(20.98)

Total from investment operations	5.99	(4.58)	8.00	11.24	(19.56)

Less distributions from:
Net investment income	(1.65)	(1.63)	(1.33)	(1.21)	(2.01)

Total distributions	(1.65)	(1.63)	(1.33)	(1.21)	(2.01)

Net asset value, end of year	$36.07	$31.73	$37.94	$31.27	$21.24

Total return	19.76%	(11.95)%	26.64%	53.75%	(46.81)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,059,371	$945,494	$523,506	$129,769	$52,027
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.21%	5.07%	3.91%	3.98%	5.77%
Portfolio turnover rate[c]	24%	28%	38%	62%	62%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones Select Dividend Index Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011	Year ended Apr. 30, 2010	Year ended Apr. 30, 2009
Net asset value, beginning of year	$56.70	$53.65	$47.46	$34.94	$59.40

Income from investment operations:
Net investment income[a]	2.17	1.94	1.73	1.59	2.12
Net realized and unrealized gain (loss)[b]	8.78	3.00	6.21	12.57	(24.40)

Total from investment operations	10.95	4.94	7.94	14.16	(22.28)

Less distributions from:
Net investment income	(2.18)	(1.89)	(1.75)	(1.64)	(2.18)

Total distributions	(2.18)	(1.89)	(1.75)	(1.64)	(2.18)

Net asset value, end of year	$65.47	$56.70	$53.65	$47.46	$34.94

Total return	19.83%	9.56%	17.25%	41.33%	(38.17)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$12,430,015	$10,296,527	$6,202,221	$4,340,584	$2,960,998
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.72%	3.67%	3.59%	3.84%	4.72%
Portfolio turnover rate[c]	13%	16%	18%	25%	51%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares High Dividend Equity Fund
	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Period from Mar. 29, 2011[a] to Apr. 30, 2011
Net asset value, beginning of period	$57.95	$52.88	$50.35

Income from investment operations:
Net investment income[b]	2.11	2.10	0.18
Net realized and unrealized gain[c]	10.63	4.41	2.35

Total from investment operations	12.74	6.51	2.53

Less distributions from:
Net investment income	(2.11)	(1.44)	—

Total distributions	(2.11)	(1.44)	—

Net asset value, end of period	$68.58	$57.95	$52.88

Total return	22.49%	12.54%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,518,312	$1,445,926	$23,798
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.45%	3.82%	3.97%
Portfolio turnover rate[f]	43%	28%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares Fund	Diversification Classification
Dow Jones International Select Dividend Index	Diversified
Dow Jones Select Dividend Index	Diversified
High Dividend Equity	Non-diversified

Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Certain Funds may invest in securities of non-U.S. issuers that may trade in non-U.S. markets. This may involve certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Funds; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP

28	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (NAV).

•	Financial futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or other default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2013, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2013 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable as of April 30, 2013, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

30	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FEDERAL INCOME TAXES

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

RECENT ACCOUNTING STANDARD

In December 2011, the Financial Accounting Standards Board issued guidance to enhance current disclosure requirements on offsetting of certain assets and liabilities and enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards (IFRS). The new disclosures are required for investments and derivative financial instruments subject to master netting agreements or similar agreements and require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the statement of assets and liabilities. In addition, the standard requires disclosure of collateral received and posted in connection with master netting agreements or similar agreements. The guidance is effective for financial statements for fiscal years beginning after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares Fund	Investment Advisory Fee
Dow Jones International Select Dividend Index	0.50%
High Dividend Equity	0.40

Effective June 30, 2012, for its investment advisory services to the iShares Dow Jones Select Dividend Index Fund, BFA is entitled to an annual investment advisory fee of 0.40% based on the Fund’s allocable portion of the aggregate of the average daily net assets (of the Fund and certain other iShares funds) up to $46 billion, and 0.38% on its allocable portion of the aggregate average daily net assets in excess of $46 billion. Prior to June 30, 2012, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”) to serve as securities lending agent for the Funds, subject to applicable conditions. BTC is an affiliate of BFA. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, and any fees or other payments to and from borrowers of securities. Each Fund retains 65% of securities lending income and pays a fee to BTC

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

equal to 35% of such income. The Funds benefit from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC is also responsible for fees and expenses incurred by each Fund as a result of the investment of cash collateral received for securities on loan in a money market fund managed by BFA or an affiliate.

For the year ended April 30, 2013, BTC earned securities lending agent fees from the Funds as follows:

iShares Fund	Securities Lending Agent Fees
Dow Jones International Select Dividend Index	$47,758
Dow Jones Select Dividend Index	3,315,905
High Dividend Equity	57,900

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2013, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

32	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding short-term investments) during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares Fund and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones Select Dividend Index
Avista Corp.	2,839,151	955,218	(479,838)	3,314,531	$92,972,594	$3,539,049	$(51,813)
Bank of Hawaii Corp.	2,809,720	627,526	(540,758)	2,896,488	138,133,513	5,169,312	734,854
Black Hills Corp.	2,880,998	609,892	(680,638)	2,810,252	131,772,716	4,368,721	2,555,928
Deluxe Corp.[a]	2,973,774	572,510	(1,281,860)	2,264,424	86,365,131	2,854,874	11,004,584
Mercury General Corp.	2,645,295	1,121,498	(2,924)	3,763,869	172,046,452	6,467,746	9,298
Meredith Corp.	—	3,055,590	(42,822)	3,012,768	116,955,654	1,177,292	67,155
New Jersey Resources Corp.	2,018,280	1,083,843	(359,097)	2,743,026	129,470,827	3,549,400	1,563,805
Universal Corp.	2,873,211	591,015	(707,746)	2,756,480	158,635,424	5,572,946	4,351,611
UNS Energy Corp.[b]	2,973,385	603,832	(795,739)	2,781,478	141,744,119	5,111,940	4,639,163
Watsco Inc.	2,230,049	477,569	(415,104)	2,292,514	193,442,332	15,652,592	9,929,326

					$1,361,538,762	$53,463,872	$34,803,911

[a]	Not an affiliate at the end of the year.
[b]	Formerly known as UniSource Energy Corp.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2013 were as follows:

iShares Fund	Purchases	Sales
Dow Jones International Select Dividend Index	$429,475,513	$320,520,018
Dow Jones Select Dividend Index	1,405,044,461	1,388,394,353
High Dividend Equity	944,381,098	947,935,911

In-kind transactions (see Note 4) for the year ended April 30, 2013 were as follows:

iShares Fund	In-kind Purchases	In-kind Sales
Dow Jones International Select Dividend Index	$800,784,409	$13,148,685
Dow Jones Select Dividend Index	2,030,595,707	1,512,615,414
High Dividend Equity	2,546,054,090	890,133,833

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities, which constitutes an optimized representation of the securities of that fund’s underlying index, and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities.

5.	LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock. BlackRock’s indemnity allows for full replacement of securities lent. Any securities lending cash collateral may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BFA or its affiliates. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the value of the cash collateral received.

As of April 30, 2013, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA. The value of any securities on loan as of April 30, 2013 and the value of the related collateral are disclosed in the statements of assets and liabilities. Securities lending income, as disclosed in the statements of operations, represents the income earned from the investment of the cash collateral, net of fees and other payments to and from borrowers, and less the fees paid to BTC as securities lending agent.

6.	INCOME TAX INFORMATION

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences

34	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

as of April 30, 2013, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares Fund	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones International Select Dividend Index	$713,402	$103,982	$(817,384)
Dow Jones Select Dividend Index	369,375,174	—	(369,375,174)
High Dividend Equity	118,478,980	—	(118,478,980)

The tax character of distributions paid during the years ended April 30, 2013 and April 30, 2012 was as follows:

iShares Fund	2013	2012
Dow Jones International Select Dividend Index
Ordinary income	$61,528,187	$31,972,263

Dow Jones Select Dividend Index
Ordinary income	$404,894,041	$292,320,901

High Dividend Equity
Ordinary income	$73,682,512	$20,303,286

As of April 30, 2013, the tax components of accumulated net earnings (losses) were as follows:

iShares Fund	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones International Select Dividend Index	$17,221,941	$(39,112,964)	$176,050,890	$(1,350,335)	$152,809,532
Dow Jones Select Dividend Index	14,339,055	(2,383,719,404)	2,224,201,692	—	(145,178,657)
High Dividend Equity	4,101,925	(1,830,619)	401,159,528	(10,657,201)	392,773,633

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

For the year ended April 30, 2013, the iShares Dow Jones Select Dividend Index Fund utilized $133,257,449 of its capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares Fund	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
Dow Jones International Select Dividend Index	$16,699,782	$4,619,093	$17,794,089	$39,112,964
Dow Jones Select Dividend Index	—	729,101,111	1,654,618,293	2,383,719,404
High Dividend Equity	1,830,619	—	—	1,830,619

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones International Select Dividend Index	$1,867,140,132	$273,075,929	$(97,316,647)	$175,759,282
Dow Jones Select Dividend Index	10,292,820,757	2,500,513,835	(276,312,143)	2,224,201,692
High Dividend Equity	3,111,916,556	413,368,465	(12,208,937)	401,159,528

Management has reviewed the tax positions as of April 30, 2013, inclusive of the open tax return years, and has determined that no provision for income tax is required in the Funds’ financial statements.

7.	FINANCIAL FUTURES CONTRACTS

Each Fund may purchase or sell financial futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

36	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the Funds as of April 30, 2013 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Dow Jones Select Dividend Index	iShares High Dividend Equity Fund
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation (depreciation)[a]	$523,775	$316,332

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended April 30, 2013 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Dow Jones Select Dividend Index	iShares High Dividend Equity Fund
Equity contracts:
Futures contracts	$7,223,363	$(4,171)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Dow Jones Select Dividend Index	iShares High Dividend Equity Fund
Equity contracts:
Futures contracts	$523,775	$316,332

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2013:

	iShares Dow Jones Select Dividend Index	iShares High Dividend Equity Fund
Average number of contracts purchased	575	147
Average value of contracts purchased	$41,677,618	$11,522,865

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the iShares Dow Jones International Select Dividend Index Fund, iShares Dow Jones Select Dividend Index Fund and iShares High Dividend Equity Fund (the “Funds”), at April 30, 2013, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 21, 2013

38	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2013, the iShares Dow Jones International Select Dividend Index Fund earned foreign source income of $82,244,211 and paid foreign taxes of $7,651,328 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by certain Funds during the fiscal year ended April 30, 2013 qualified for the dividends-received deduction:

iShares Fund	Dividends- Received Deduction
Dow Jones Select Dividend Index	100.00%
High Dividend Equity	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2013:

iShares Fund	Qualified Dividend Income
Dow Jones International Select Dividend Index	$69,179,515
Dow Jones Select Dividend Index	404,894,041
High Dividend Equity	73,682,512

In February 2014, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2013. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	39

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares Fund	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Dow Jones International Select Dividend Index	$1.56838	$—	$0.07913	$1.64751	95%	—%	5%		100%
Dow Jones Select Dividend Index	2.17172	—	0.00533	2.17705	100	—	0	[a]	100
High Dividend Equity	2.07987	—	0.02726	2.10713	99	—	1		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

40	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Dow Jones International Select Dividend Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	0.53%
Greater than 5.5% and Less than 6.0%	1	0.08
Greater than 5.0% and Less than 5.5%	3	0.23
Greater than 4.5% and Less than 5.0%	3	0.23
Greater than 4.0% and Less than 4.5%	1	0.08
Greater than 3.5% and Less than 4.0%	5	0.38
Greater than 3.0% and Less than 3.5%	8	0.61
Greater than 2.5% and Less than 3.0%	18	1.37
Greater than 2.0% and Less than 2.5%	35	2.66
Greater than 1.5% and Less than 2.0%	58	4.40
Greater than 1.0% and Less than 1.5%	150	11.38
Greater than 0.5% and Less than 1.0%	355	26.93
Between 0.5% and –0.5%	495	37.55
Less than –0.5% and Greater than –1.0%	82	6.22
Less than –1.0% and Greater than –1.5%	46	3.49
Less than –1.5% and Greater than –2.0%	21	1.59
Less than –2.0% and Greater than –2.5%	14	1.06
Less than –2.5% and Greater than –3.0%	7	0.53
Less than –3.0% and Greater than –3.5%	2	0.15
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	4	0.30
Less than –4.5%	2	0.15

	1,318	100.00%

iShares Dow Jones Select Dividend Index Fund

Period Covered: January 1, 2008 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.23%
Greater than 1.5% and Less than 2.0%	1	0.08
Greater than 1.0% and Less than 1.5%	2	0.15
Greater than 0.5% and Less than 1.0%	10	0.76
Between 0.5% and –0.5%	1,292	98.02
Less than –0.5% and Greater than –1.0%	3	0.23
Less than –1.0% and Greater than –1.5%	2	0.15
Less than –1.5% and Greater than –2.0%	2	0.15
Less than –2.0% and Greater than –2.5%	1	0.08
Less than –2.5%	2	0.15

	1,318	100.00%

SUPPLEMENTAL INFORMATION	41

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares High Dividend Equity Fund

Period Covered: April 1, 2011 through March 31, 2013

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.20%
Between 0.5% and –0.5%	499	99.80

	500	100.00%

42	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not interested persons of the Trust (as defined in the 1940 Act) are referred to as Independent Trustees.

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee of iShares Trust also serves as a Director of iShares, Inc., a Director of iShares MSCI Russia Capped Index Fund, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 292 Funds (as of April 30, 2013) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and Officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees and Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert S. Kapito[a] (56)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of BlackRock, Inc. (since 2007); Director of iShares, Inc. (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

Michael Latham[b] (47)	Trustee (since 2010); President (since 2007).	Chairman of iShares, BlackRock (since 2011); Global Chief Executive Officer of iShares, BlackRock (2010-2011); Managing Director, BlackRock (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business, BGI (2003-2007).	Director of iShares, Inc (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	43

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
Robert H. Silver (57)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc. and iShares U.S. ETF Trust (since 2012).

Cecilia H. Herbert (64)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).

Trustee and Member (since 2011) of the Investment Committee, WNET, the New York public broadcasting company; Director (since 1998) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010), the Thacher School; Member (since 1994) and Chair (1994-2005) of the Investment Committee, Archdiocese

of San Francisco.

Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (69)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (57)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

44	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held
John E. Martinez (51)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011).

George G.C. Parker (74)	Trustee (since 2000).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University Graduate School of Business (Professor since 1973; Emeritus since 2006).	Director of iShares, Inc. (since 2002); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Trustee of iShares U.S. ETF Trust (since 2011); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).

Madhav V. Rajan (48)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago (2007-2008).

Director of iShares, Inc. (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s) (Length of Service)	Principal Occupation(s) During the Past 5 Years
Edward B. Baer (44)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock (since 2006); Director of Legal & Compliance, BlackRock (2004-2006).

Eilleen M. Clavere (60)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Jack Gee (53)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Scott Radell (44)	Executive Vice President (since 2012).	Managing Director, BlackRock (since 2009); Head of Portfolio Solutions, BlackRock (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (50)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (50)	Vice President (since 2007).	Managing Director, BlackRock (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

46	2013 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily and monthly basis on the Funds’ website.

©2013 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

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iS-AR-46-0413

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2013, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, George G.C. Parker, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the Registrant for which the fiscal year-end is April 30, 2013 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $623,250 for the fiscal year ended April 30, 2012 and $635,500 for the fiscal year ended April 30, 2013.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2012 and April 30, 2013 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $168,547 for the fiscal year ended April 30, 2012 and $185,760 for the fiscal year ended April 30, 2013.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2012 and April 30, 2013 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2013 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years, were $3,197,271 for the fiscal year ended April 30, 2012 and $5,212,122 for the fiscal year ended April 30, 2013.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and
Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	June 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Latham
Michael Latham, President (Principal Executive Officer)
Date:	June 27, 2013

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)
Date:	June 27, 2013